March 31, 2002

EQUITY
PORTFOLIOS

SEMI-ANNUAL REPORT
TO SHAREHOLDERS

Not FDIC Insured
May Lose Value
No Bank Guarantee

[LOGO OMITTED.]
BLACKROCK
---------
    FUNDS
---------

                                 BLACKROCK FUNDS
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                                EQUITY PORTFOLIOS

* Large Cap Value Equity
* Large Cap Growth Equity
* Mid-Cap Value Equity
* Mid-Cap Growth Equity
* Small Cap Value Equity
* Small Cap Growth Equity

* Micro-Cap Equity
* Global Science & Technology
* European Equity
* International Equity
* International Small Cap Equity
* Asia Pacific Equity

* International Emerging Markets
* Select Equity
* Index Equity
* Balanced

                                TABLE OF CONTENTS

SHAREHOLDER LETTER............................................................1
PORTFOLIO SUMMARIES
      Large Cap Value Equity..................................................2
      Large Cap Growth Equity.................................................3
      Mid-Cap Value Equity....................................................4
      Mid-Cap Growth Equity...................................................5
      Small Cap Value Equity..................................................6
      Small Cap Growth Equity.................................................7
      Micro-Cap Equity........................................................8
      Global Science & Technology.............................................9
      European Equity........................................................10
      International Equity...................................................11
      International Small Cap Equity.........................................12
      Asia Pacific Equity....................................................13
      International Emerging Markets.........................................14
      Select Equity..........................................................15
      Index Equity...........................................................16
      Balanced...............................................................17
      Note on Performance Information........................................18
STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS...........................19-61
      Large Cap Value Equity Statement of Assets & Liabilities...............21
      Large Cap Growth Equity Statement of Assets & Liabilities..............24
      Mid-Cap Value Equity Statement of Assets & Liabilities.................27
      Mid-Cap Growth Equity Statement of Assets & Liabilities................30
      Small Cap Value Equity Statement of Assets &Liabilities................33
      Small Cap Growth Equity Statement of Assets & Liabilities..............36
      International Equity Statement of Assets & Liabilities.................44
      Select Equity Statement of Assets & Liabilities........................53
      Balanced Statement of Assets & Liabilities.............................61
PORTFOLIO FINANCIAL STATEMENTS
      Statements of Operations............................................62-64
      Statements of Changes in Net Assets.................................66-71
      Financial Highlights................................................72-91
NOTES TO FINANCIAL STATEMENTS............................................92-109
DFA INVESTMENT TRUST COMPANY ANNUAL REPORT..............................111-128

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                      PRIVACY PRINCIPLES OF BLACKROCK FUNDS
 BLACKROCK FUNDS IS COMMITTED TO MAINTAINING THE PRIVACY OF ITS SHAREHOLDERS AND TO SAFEGUARDING THEIR NONPUBLIC PERSONAL INFORMATION. THE FOLLOWING INFORMATION IS PROVIDED TO HELP YOU UNDERSTAND WHAT PERSONAL INFORMATION BLACKROCK FUNDS COLLECTS, HOW WE PROTECT THAT INFORMATION, AND WHY IN CERTAIN CASES WE MAY SHARE SUCH INFORMATION WITH SELECT OTHER PARTIES.

 BLACKROCK FUNDS DOES NOT RECEIVE ANY NONPUBLIC PERSONAL INFORMATION RELATING TO ITS SHAREHOLDERS WHO PURCHASE SHARES THROUGH THEIR BROKER-DEALERS. IN THE CASE OF SHAREHOLDERS WHO ARE RECORD OWNERS OF BLACKROCK FUNDS, BLACKROCK FUNDS RECEIVES NONPUBLIC PERSONAL INFORMATION ON ACCOUNT APPLICATIONS OR OTHER FORMS. WITH RESPECT TO THESE SHAREHOLDERS, BLACKROCK FUNDS ALSO HAS ACCESS TO SPECIFIC INFORMATION REGARDING THEIR TRANSACTIONS IN BLACKROCK FUNDS.

 BLACKROCK FUNDS DOES NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS OR FORMER SHAREHOLDERS TO ANYONE, EXCEPT AS PERMITTED BY LAW OR AS IS NECESSARY IN ORDER TO SERVICE OUR SHAREHOLDERS' ACCOUNTS (FOR EXAMPLE, TO A TRANSFER AGENT).

 BLACKROCK FUNDS RESTRICTS ACCESS TO NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO BLACKROCK EMPLOYEES WITH A LEGITIMATE BUSINESS NEED FOR THE INFORMATION. BLACKROCK FUNDS MAINTAINS PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS DESIGNED TO PROTECT THE NONPUBLIC PERSONAL INFORMATION OF OUR SHAREHOLDERS.
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

                                 BLACKROCK FUNDS
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March 31, 2002

DEAR SHAREHOLDER:

      We are pleased to present the Semi-Annual Report to shareholders of the BlackRock Equity Portfolios for the six months ended March 31, 2002. This report includes comments from portfolio managers, performance, and other relevant information regarding the BlackRock Funds. We encourage you to read the report and we thank you for making BlackRock part of your investment program.

      Since October of last year, world equity markets have continued the volatility exhibited throughout much of 2001. Both domestically and internationally, recently released indicators show that economic activity has stabilized and is beginning to improve. The broad-based indexes saw sharp increases during the last quarter of 2001 following the dramatic declines seen immediately after September 11 and then posted more tempered results in the first quarter of this year. During this period, the S&P 500 Index rose 10.23%, the Russell 2000 Index jumped 25.09%, and the MSCI EAFE Index gained 6.91%.*

      On the domestic front, small cap stocks outperformed large caps and value stocks performed better than growth stocks for the six months covered by this report. Given how growth stocks gained tremendous favor in the late 1990's, this shift signals a renewed importance on company valuations. Investors are now focused on small and medium sized companies trading at good values as the best way to play the economic recovery. While we believe that the domestic economy will grow at a moderate pace in 2002, concerns over corporate accounting in the aftermath of Enron's collapse as well as escalating violence in the Middle East are still looming over markets and will likely cause overall equity returns to be muted for the remainder of the year.

      Around the world, evidence continues to build that the worst of the economic downturn is over. One encouraging sign is that the divergence in returns seen in late 2001 all but disappeared in the first three months of 2002. The notable exception is Japan where the only bright spot is a recovery in exports attributed to the weakened value of the Yen. As the world's central banks ease monetary policy, investors are of the belief that this will create a strong recovery as it has in the past. However, we believe that issues remain, such as inventory replacement, which suggest that recovery will be much smaller than that desired by politicians and investors.

      The remainder of the calendar year will be a tricky one to navigate. We expect sectors to fall in and out of favor with investors just as they did in the first quarter. In times such as these, the importance of working with a financial advisor to help you establish a strategy that best fits your overall goals and risk tolerance is critical. BlackRock offers a family of 43 mutual funds providing investors with a broad spectrum of choices that suit most diversification needs. We encourage you to discuss the options available with your advisor.

      At BlackRock Funds, we remain confident in our abilities as your provider of premium investment services. We thank you for your continued confidence and appreciate the opportunity to help you with your financial goals.


Sincerely,

/S/ ANNE ACKERLEY

Anne Ackerley
MANAGING DIRECTOR
BLACKROCK ADVISORS, INC.

* Indexes are unmanaged and cannot be purchased directly. The Russell 2000 Index consists of the common stocks of 2,000 U.S. companies and is used to measure performance of small company stocks. The MSCI EAFE Index consists of companies in European and Pacific Basin countries and is used to measure performance of developed overseas markets.

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                                                                              1
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


                                 BLACKROCK FUNDS
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                        LARGE CAP VALUE EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/02): $1.4 BILLION

PERFORMANCE BENCHMARK:
     RUSSELL 1000 VALUE INDEX

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION WITH CURRENT INCOME AS A SECONDARY OBJECTIVE BY INVESTING PRIMARILY IN STOCKS BELIEVED BY THE MANAGER TO BE UNDERVALUED AND WITH MARKET CAPITALIZATION ABOVE $1 BILLION, EMPHASIZING THOSE COMPANIES WITH MARKET CAPITALIZATION OVER $10 BILLION. TYPICALLY, THE MANAGER WILL FOCUS ON STOCKS THAT ARE BELIEVED TO BE WORTH MORE THAN IS INDICATED BY CURRENT MARKET PRICE AND HAVE LOWER THAN AVERAGE PRICE-TO-EARNINGS AND PRICE-TO-BOOK RATIOS. IN ADDITION TO IDENTIFYING OTHER CATALYSTS FOR POTENTIAL OUTPERFORMANCE, A COMPANY'S EARNINGS TREND AND ITS STOCK DIVIDEND POTENTIAL WILL ALSO BE FACTORS CONSIDERED IN STOCK SELECTION.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o IN RESPONSE TO THE MARKET DETERIORATION AT THE BEGINNING OF THE PERIOD, THE FEDERAL RESERVE CUT INTEREST RATES 1.25%. VALUE STOCKS, WHICH HAD BEEN IN FAVOR OVER THE PAST SEVERAL QUARTERS, REVERSED THEIR TREND IN THE FOURTH QUARTER OF 2001 AS INVESTORS SOUGHT EXPOSURE TO CYCLICAL SECTORS, SUCH AS TECHNOLOGY, WHICH INITIALLY OUTPERFORMED. THE PORTFOLIO UNDERPERFORMED ITS BENCHMARK FOR THE PERIOD AS IT WAS POSITIONED MORE DEFENSIVELY IN ANTICIPATION OF SLOWER GROWTH PROSPECTS, WHEN THE ECONOMY APPEARED TO BE RECOVERING AT A FASTER PACE. HOWEVER, LATER IN THE PERIOD, AS CONCERNS OVER ACCOUNTING STANDARDS SURFACED AND VIOLENCE IN THE MIDEAST ESCALATED, VALUE STOCKS CAME BACK INTO FAVOR.
     o STOCK SELECTION WAS THE PRIMARY DETRACTOR FROM PERFORMANCE OVER THE PERIOD, AS OUR EXPOSURE TO ENERGY AND UTILITY SECURITIES DAMAGED ANY GAINS SEEN BY THE PORTFOLIO'S OVERWEIGHT IN TRANSPORTATION AND DEFENSE STOCKS. SEVERAL HIGH PROFILE CONTROVERSIES, PARTICULARLY ON ACCOUNTING CONCERNS, PUT PRESSURE ON THE OVERALL MARKET'S UPSIDE POTENTIAL. AN UNDERWEIGHT IN BANKS ON CONCERNS OF A DETERIORATING CREDIT CYCLE ALSO HINDERED RELATIVE RETURNS AS THAT INDUSTRY OUTPACED OUR EXPECTATIONS. AT THE END OF THE PERIOD, THE FUND WAS OVERWEIGHTED IN CAPITAL GOODS, ENERGY AND TECHNOLOGY, WHILE MAINTAINING AN UNDERWEIGHT IN CONSUMER STOCKS, UTILITIES AND TELECOMMUNICATIONS.
     o AFTER INITIALLY BEING DEFENSIVE AND TAKING A "WAIT-AND-SEE" APPROACH TO THE SUSTAINABILITY OF AN ECONOMIC RECOVERY, INCREASINGLY POSITIVE ECONOMIC DATA CONVINCED US TO DECREASE OUR DEFENSIVE POSTURE AND PARTICIPATE IN THE APPARENT ECONOMIC REBOUND. WE ARE CAUTIOUS OF ANY SIGNS OF A SLOWDOWN, BUT ARE CURRENTLY HOLDING ECONOMICALLY SENSITIVE STOCKS THAT STAND TO BENEFIT FROM POSITIVE ECONOMIC REPORTS. GOING FORWARD, WE ARE POISED TO TAKE ADVANTAGE OF A RECOVERING ECONOMY ALTHOUGH WE ARE WARY THAT INVENTORY REBUILDING MAY BE PROVIDING AN ARTIFICIAL STIMULUS. THE PORTFOLIO'S FOCUS HAS ALWAYS BEEN TO FIND STATISTICALLY INEXPENSIVE AND REASONABLY VALUED STOCKS, BY PERFORMING BOTTOM-UP FUNDAMENTAL ANALYSIS OF COMPANIES, AND, ESPECIALLY, IDENTIFYING CATALYSTS THAT MIGHT MOVE STOCKS HIGHER.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP VALUE
    EQUITY PORTFOLIO AND RUSSELL 1000 VALUE INDEX FROM INCEPTION AND AT EACH
                            SEMI-ANNUAL PERIOD END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

       Institutional  Service   Investor  Investor  Investor  Russell 1000
         Class         Class    A Class   B Class   C Class   Value Index

4/20/92 $10,000      $10,000     $9,550   $10,000   $10,000     $10,000
Jun-92    9,831        9,831      9,388     9,831     9,831       9,842
Sep-92    9,882        9,882      9,437     9,882     9,882       9,899
Dec-92   10,457       10,457      9,986    10,457    10,457      10,476
Mar-93   11,342       11,342     10,832    11,342    11,342      11,333
Jun-93   11,414       11,414     10,901    11,414    11,414      11,575
Sep-93   12,048       12,042     11,508    12,050    12,050      12,044
Dec-93   12,338       12,327     11,768    12,322    12,322      11,919
Mar-94   11,871       11,853     11,313    11,846    11,846      11,410
Jun-94   12,045       12,021     11,459    11,999    11,999      11,385
Sep-94   12,501       12,466     11,891    12,452    12,452      11,568
Dec-94   12,474       12,432     11,854    12,413    12,413      11,265
Mar-95   13,546       13,494     12,862    13,468    13,468      12,224
Jun-95   14,616       14,549     13,863    14,516    14,516      13,197
Sep-95   15,716       15,633     14,890    15,591    15,591      14,232
Dec-95   16,823       16,722     15,921    16,672    16,672      15,060
Mar-96   17,778       17,659     16,807    17,581    17,581      15,794
Jun-96   18,388       18,253     17,372    18,132    18,132      15,945
Sep-96   19,018       18,864     17,947    18,705    18,705      16,285
Dec-96   20,894       20,698     19,712    20,485    20,485      17,770
Mar-97   21,243       21,044     20,007    20,363    20,363      18,119
Jun-97   24,155       23,900     22,716    23,671    23,671      20,649
Sep-97   26,177       25,883     24,592    25,579    25,579      22,561
Dec-97   26,876       26,554     25,236    26,195    26,195      23,445
Mar-98   30,252       29,905     28,361    29,375    29,375      26,068
Jun-98   29,798       29,417     27,907    28,852    28,852      26,185
Sep-98   25,581       25,237     23,947    24,698    24,698      23,153
Dec-98   29,692       29,273     27,752    28,560    28,560      26,996
Mar-99   30,031       29,583     28,041    28,795    28,795      27,385
Jun-99   33,457       32,917     31,195    31,982    31,982      30,472
Sep-99   29,516       29,033     27,502    28,138    28,138      27,488
Dec-99   30,773       30,266     28,662    29,258    29,258      28,984
Mar-00   30,321       29,779     28,189    28,737    28,737      29,123
Jun-00   28,923       28,386     26,859    27,337    27,317      27,757
Sep-00   31,359       30,750     29,072    29,527    29,527      29,941
Dec-00   33,842       33,164     31,360    31,759    31,780      31,019
Mar-01   31,856       31,194     29,456    29,800    29,819      29,201
Jun-01   32,786       32,080     30,305    30,575    30,595      30,626
Sep-01   28,779       28,157     26,559    26,765    26,783      27,273
Dec-01   30,535       29,826     28,145    28,315    28,309      29,284
Mar-02   30,401       29,698     27,993    28,117    28,131      30,482


                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                         1 Year     3 Year     5 Year   From Inception
                                        -------     ------     ------   --------------
  Institutional Class                   (4.57)%      0.41%      7.44%      11.83%
  Service Class                         (4.81)%      0.12%      7.13%      11.56%
  Investor A Class (Load Adjusted)      (9.25)%     (1.58)%     5.96%      10.90%
  Investor A Class (NAV)                (4.97)%     (0.06)%     6.95%      11.42%
  Investor B Class (Load Adjusted)      (9.90)%     (2.31)%     5.80%      10.89%
  Investor B Class (NAV)                (5.66)%     (0.80)%     6.11%      10.89%
  Investor C Class (Load Adjusted)      (6.62)%     (0.77)%     6.13%      10.90%
  Investor C Class (NAV)                (5.65)%     (0.77)%     6.13%      10.90%
--------------------------------------------------------------------------------

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 4/20/92; Investor A Shares, 5/2/92; Service Shares, 7/29/93; Investor B Shares, 1/18/96; and Investor C Shares, 8/16/96. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

-----
  2
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


                                 BLACKROCK FUNDS
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                        LARGE CAP GROWTH EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/02): $643.1 MILLION

PERFORMANCE BENCHMARK:
     RUSSELL 1000 GROWTH INDEX

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN STOCKS OF COMPANIES BELIEVED BY THE MANAGER TO HAVE ABOVE-AVERAGE EARNINGS GROWTH PROSPECTS AND MARKET CAPITALIZATION ABOVE $1 BILLION, EMPHASIZING THOSE COMPANIES WITH MARKET CAPITALIZATION OVER $10 BILLION.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o OVER THE SEMI-ANNUAL PERIOD, EQUITY MARKETS SAW MIXED RESULTS ACROSS GROWTH AND VALUE STOCKS. FOLLOWING THE EASINGS OF 1.25% BY THE FEDERAL RESERVE IN RESPONSE TO DETERIORATING ECONOMIC CONDITIONS, INVESTORS SOUGHT EXPOSURE TO CYCLICAL SECTORS, NAMELY TECHNOLOGY, ANTICIPATING A QUICK ECONOMIC RECOVERY. DURING THE FOURTH QUARTER OF 2001, LARGE CAP GROWTH STOCKS, AS MEASURED BY THE RUSSELL 1000 GROWTH INDEX, SIGNIFICANTLY OUTPERFORMED THE RUSSELL 1000 VALUE INDEX, FUELED MOSTLY BY INVESTORS' APPETITE FOR RETURNS. AS THE PERIOD PROGRESSED, INCREASING CONCERNS OVER CORPORATE ACCOUNTING PRACTICES AND THE ESCALATION OF VIOLENCE IN THE MIDEAST LED INVESTORS TO SHY AWAY FROM GROWTH STOCKS IN FAVOR OF COMPANIES TRADING AT ATTRACTIVE VALUES RELATIVE TO THEIR EARNINGS.
     o MORE IN FAVOR DURING THE FOURTH QUARTER OF 2001, LARGE CAP GROWTH STOCKS, AS MEASURED BY THE RUSSELL 1000 GROWTH INDEX, SIGNIFICANTLY OUTPERFORMED THE RUSSELL 1000 VALUE INDEX THROUGHOUT THE PERIOD, AS INVESTORS ANXIOUSLY ANTICIPATED AN ECONOMIC RECOVERY. TECHNOLOGY, WHICH RALLIED OVER THE FIRST HALF OF THE PERIOD, EVENTUALLY SOLD OFF OVER THE LATTER HALF AS INVESTORS AGAIN PLACED EMPHASIS ON VALUATIONS AND ROTATED BACK INTO VALUE STOCKS.
     o AT THE ONSET OF THE PERIOD, THE PORTFOLIO UNDERPERFORMED RELATIVE TO THE BENCHMARK. THE PORTFOLIO WAS INITIALLY POSTURED DEFENSIVELY AS WE DID NOT AGREE WITH THE WIDESPREAD BELIEF THAT A QUICK, "V" SHAPED, ECONOMIC RECOVERY WOULD TAKE PLACE DUE TO OUR CONCERNS THAT THE MARKET WAS NOT ACCURATELY REFLECTING ECONOMIC TRENDS AS WELL AS THE VISIBILITY OF INDIVIDUAL COMPANIES' EARNINGS. THE PERFORMANCE OF THE PORTFOLIO WAS IMPEDED BY A CONCENTRATION IN LARGER INDUSTRY LEADERS, WHICH LAGGED LOWER QUALITY COMPANIES OVER THE ENTIRE PERIOD. PERFORMANCE RELATIVE TO THE BENCHMARK IMPROVED DURING THE PERIOD AS WE SOUGHT GREATER EXPOSURE TO AN ECONOMIC REBOUND ON BELIEF THAT THE CURRENT ECONOMIC ENVIRONMENT HAD REACHED A BOTTOM AND IS POSITIONED FOR A REBOUND IN 2002. THE PORTFOLIO GRADUALLY REDUCED EXPOSURE TO TECHNOLOGY, ALTHOUGH IT CONTINUES TO REMAIN SLIGHTLY OVERWEIGHT RELATIVE TO THE BENCHMARK.
     o THE PORTFOLIO BENEFITED FROM A MODEST OVERWEIGHT IN HOME PRODUCTS THROUGH COMPANIES SUCH AS HOME DEPOT AND LOWE'S. OVERALL, STOCK SELECTION DURING THE PERIOD WAS NEUTRAL WITH POSITIVE PERFORMANCE FROM NAMES SUCH AS PFIZER, NOVELLUS AND CARDINAL HEALTH. HOWEVER, THESE GAINS WERE OFFSET BY DECLINES IN AOL TIME WARNER AND FREDDIE MAC.
     o GOING FORWARD, WE ARE CAUTIOUSLY OPTIMISTIC THAT A GROWTH-FRIENDLY MARKET WILL BE MAINTAINED. WE BELIEVE THAT THE PORTFOLIO'S BROAD SECTOR EXPOSURES WILL BENEFIT PERFORMANCE OVER THE NEAR-TERM.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP GROWTH
   EQUITY PORTFOLIO AND RUSSELL 1000 GROWTH INDEX FROM INCEPTION AND AT EACH
                            SEMI-ANNUAL PERIOD END.
[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

      Institutional Service  Investor  Investor   Investor  Russell 1000
         Class       Class   A Class   B Class    C Class   Growth Index

11/1/89 $10,000    $10,000    $9,550   $10,000    $10,000     $10,000
Dec-89   10,825     10,825    10,338    10,825     10,825      10,396
Mar-90   10,493     10,493    10,021    10,493     10,493      10,053
Jun-90   10,987     10,987    10,493    10,987     10,987      10,651
Sep-90   10,040     10,040     9,589    10,040     10,040       9,096
Dec-90   10,603     10,603    10,126    10,603     10,603       9,963
Mar-91   11,397     11,397    10,884    11,397     11,397      11,510
Jun-91   11,304     11,304    10,795    11,304     11,304      11,459
Sep-91   11,993     11,993    11,454    11,993     11,993      12,167
Dec-91   13,361     13,361    12,760    13,361     13,361      13,254
Mar-92   12,389     12,389    11,831    12,389     12,389      12,967
Jun-92   12,455     12,455    11,894    12,455     12,455      13,148
Sep-92   12,581     12,581    12,014    12,581     12,581      13,579
Dec-92   13,228     13,228    12,631    13,228     13,228      14,451
Mar-93   13,473     13,473    12,865    13,473     13,473      15,053
Jun-93   13,912     13,912    13,271    13,912     13,912      15,157
Sep-93   15,371     15,371    14,651    15,371     15,371      15,646
Dec-93   15,039     15,039    14,338    15,039     15,039      15,919
Mar-94   13,859     13,859    13,200    13,859     13,859      15,290
Jun-94   13,001     13,001    12,370    13,001     13,001      15,260
Sep-94   13,657     13,657    12,983    13,657     13,657      16,041
Dec-94   13,525     13,525    12,841    13,525     13,525      15,979
Mar-95   14,755     14,755    13,997    14,755     14,755      17,499
Jun-95   16,075     16,075    15,237    16,075     16,075      19,147
Sep-95   17,737     17,737    16,781    17,737     17,737      20,853
Dec-95   18,183     18,183    17,192    18,183     18,183      22,012
Mar-96   19,333     19,333    18,267    19,333     19,333      23,226
Jun-96   20,471     20,471    19,315    20,447     20,447      24,171
Sep-96   21,048     21,048    19,833    20,954     20,954      24,958
Dec-96   21,884     21,884    20,591    21,727     21,727      26,948
Mar-97   21,746     21,746    20,451    21,521     21,521      27,365
Jun-97   25,867     25,858    24,304    25,534     25,534      32,540
Sep-97   28,140     28,115    26,412    27,697     27,697      34,987
Dec-97   28,104     28,051    26,335    27,567     27,567      36,040
Mar-98   32,837     32,752    30,725    32,162     32,096      40,859
Jun-98   34,918     34,793    32,642    34,169     34,032      42,710
Sep-98   31,451     31,303    29,358    30,732     30,557      38,827
Dec-98   39,716     39,523    37,039    38,771     38,480      49,210
Mar-99   42,850     42,590    39,905    41,774     41,367      52,339
Jun-99   43,643     43,361    40,612    42,442     42,028      54,354
Sep-99   42,604     42,290    39,605    41,301     40,898      52,360
Dec-99   54,214     53,789    50,369    52,394     51,883      65,528
Mar-00   57,391     56,871    53,230    55,286     54,747      70,200
Jun-00   55,537     55,022    51,489    53,379     52,836      68,305
Sep-00   52,360     51,831    48,441    50,128     49,571      64,630
Dec-00   40,459     40,024    37,382    38,629     38,185      50,838
Mar-01   29,365     29,017    27,102    27,948     27,630      40,213
Jun-01   30,642     30,245    28,232    29,077     28,749      43,599
Sep-01   23,257     22,965    21,420    22,017     21,758      35,136
Dec-01   26,453     26,106    24,333    24,956     24,669      40,456
Mar-02   25,736     25,365    23,634    24,195     23,941      39,410



                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                                1 Year       3 Year       5 Year     10 Year     From Inception
                                               --------     --------     --------   --------   ----------------------
  Institutional Class                          (12.36)%     (15.63)%      3.43%       7.59%            7.91%
  Service Class                                (12.59)%     (15.87)%      3.12%       7.33%            7.70%
  Investor A Class (Load Adjusted)             (16.71)%     (17.30)%      2.00%       6.67%            7.17%
  Investor A Class (NAV)                       (12.79)%     (16.02)%      2.94%       7.17%            7.57%
  Investor B Class (Load Adjusted)             (17.28)%     (17.90)%      1.80%       6.66%            7.16%
  Investor B Class (NAV)                       (13.43)%     (16.65)%      2.17%       6.66%            7.16%
  Investor C Class (Load Adjusted)             (14.21)%     (16.67)%      2.15%       6.65%            7.15%
  Investor C Class (NAV)                       (13.36)%     (16.67)%      2.15%       6.65%            7.15%
--------------------------------------------------------------------------------

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 11/1/89; Investor A Shares, 3/14/92; Service Shares, 7/29/93; Investor B Shares, 1/24/96; and Investor C Shares, 1/24/97. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

                                                                            ----
                                                                              3
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                         MID-CAP VALUE EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/02): $204.3 MILLION

PERFORMANCE BENCHMARK:
     RUSSELL MID-CAP VALUE INDEX

     INVESTMENT APPROACH: PURSUES LONG-TERM CAPITAL APPRECIATION WITH CURRENT INCOME AS A SECONDARY OBJECTIVE BY INVESTING PRIMARILY IN STOCKS BELIEVED BY THE MANAGER TO BE UNDERVALUED AND WITH MARKET CAPITALIZATION BETWEEN $1.5 BILLION AND $15 BILLION. TYPICALLY, THE MANAGER WILL FOCUS ON STOCKS THAT ARE BELIEVED TO BE WORTH MORE THAN IS INDICATED BY CURRENT MARKET PRICE AND HAVE LOWER THAN AVERAGE PRICE-TO-EARNINGS AND PRICE-TO-BOOK RATIOS. A COMPANY'S EARNINGS TREND AND ITS STOCK'S DIVIDEND GROWTH RATE WILL ALSO BE FACTORS CONSIDERED IN STOCK SELECTION.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o IN RESPONSE TO THE MARKET DETERIORATION AT THE BEGINNING OF THE PERIOD, THE FEDERAL RESERVE CUT INTEREST RATES 1.25%. DURING THE PERIOD, THE MARKETS EXPERIENCED AN INITIAL TURNAROUND FROM PREVIOUS QUARTERS ON THE BELIEF THAT AN END TO THE RECESSION WAS NEARING. IN ANTICIPATION OF AN ECONOMIC RECOVERY, INVESTORS INITIALLY SOUGHT EXPOSURE TO CYCLICAL SECTORS, AS TECHNOLOGY SIGNIFICANTLY OUTPERFORMED EARLY IN THE PERIOD. HOPES OF PLAYING A RECOVERING ECONOMY, FOLLOWED BY WORRIES OVER CORPORATE ACCOUNTING PRACTICES AND INCREASED VIOLENCE IN THE MIDEAST, ULTIMATELY DROVE INVESTORS AWAY FROM GROWTH STOCKS IN FAVOR OF COMPANIES TRADING AT ATTRACTIVE VALUES RELATIVE TO THEIR EARNINGS. HOWEVER, MID-CAP VALUE STOCKS, AS MEASURED BY THE RUSSELL MID-CAP VALUE INDEX, WERE ABLE TO POST SUBSTANTIAL GAINS OVER THE ENTIRE PERIOD. OUTPERFORMANCE WAS SEEN AS INVESTORS LOOKED TO MEDIUM AND SMALLER SIZE COMPANIES TRADING AT ATTRACTIVE VALUES RELATIVE TO THEIR EARNINGS AS THE BEST WAY TO TAKE ADVANTAGE OF AN ECONOMIC REBOUND. THE PORTFOLIO EXPERIENCED STRONG ABSOLUTE RETURNS OVER THE ENTIRE PERIOD DESPITE LAGGING ITS BENCHMARK.
     o THE INITIAL DEMAND FOR GROWTH STOCKS CAUSED THE PORTFOLIO TO UNDERPERFORM RELATIVE TO ITS BENCHMARK AS WE WERE INITIALLY POSITIONED MORE DEFENSIVELY WITH THE BELIEF THAT A SUSTAINABLE RECOVERY WAS NOT IN SIGHT. OVER THE LATTER HALF OF THE PERIOD, THE PORTFOLIO MODESTLY UNDERPERFORMED THE BENCHMARK AND OUTPERFORMED ITS LIPPER PEER GROUP DUE MOSTLY IN PART TO THE SELL-OFF IN THE FINANCIAL SERVICES AND ASSET MANAGEMENT INDUSTRIES. THE MOST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO WERE POSITIONS IN THE RETAIL SECTOR, WHICH EXPERIENCED STRONG SALES DUE TO A WARMER WINTER SEASON. OTHER STRONG PERFORMANCE WAS SEEN THROUGH OVERWEIGHT POSITIONS RELATIVE TO THE BENCHMARK IN THE PUBLISHING AND OIL SERVICES INDUSTRIES. ZERO EXPOSURE TO TELECOMMUNICATIONS STOCKS ALSO CONTRIBUTED POSITIVELY TO PERFORMANCE AS THIS WAS THE WORST PERFORMING GROUP IN THE INDEX OVER THE SECOND HALF OF THE PERIOD.
     o NEARING THE END OF THE QUARTER, THE PORTFOLIO INCREASED POSITIONS IN HEALTHCARE, FINANCE, UTILITIES AND RETAIL. THE LARGEST OVERWEIGHTS CURRENTLY ARE IN HEALTHCARE PRODUCTS AND DRUGS, FINANCE AND COMMERCIAL SERVICES. AT THE END OF THE PERIOD, THE PORTFOLIO HELD UNDERWEIGHT POSITIONS IN REITS, CONSUMER STAPLES, CAPITAL GOODS AND UTILITIES. ALSO, AS OF JANUARY 2002, WAYNE ARCHAMBO ASSUMED RESPONSIBILITY AS THE LEAD PORTFOLIO MANAGER.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP VALUE EQUITY PORTFOLIO AND THE RUSSELL MID-CAP VALUE INDEX FROM INCEPTION AND AT EACH
                            SEMI-ANNUAL PERIOD END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

        Institutional  Service    Investor   Investor   Investor Russell Mid Cap
           Class        Class     A Class    B Class    C Class   Value Index

Dec-96   $10,000       $10,000     $9,550    $10,000    $10,000     $10,000
Mar-97    10,084        10,071      9,617     10,065     10,065      10,170
Jun-97    11,383        11,363     10,838     11,328     11,328      11,450
Sep-97    12,910        12,881     12,273     12,823     12,823      12,910
Dec-97    12,856        12,819     12,218     12,741     12,741      13,436
Mar-98    14,288        14,240     13,558     14,126     14,126      14,778
Jun-98    13,475        13,418     12,765     13,269     13,269      14,398
Sep-98    11,144        11,086     10,548     10,944     10,944      12,433
Dec-98    12,670        12,588     11,971     12,401     12,401      14,119
Mar-99    11,997        11,908     11,328     11,709     11,709      13,680
Jun-99    13,480        13,372     12,717     13,114     13,114      15,209
Sep-99    12,001        11,893     11,300     11,636     11,636      13,591
Dec-99    12,812        12,688     12,065     12,387     12,387      14,104
Mar-00    13,180        13,029     12,392     12,704     12,704      14,246
Jun-00    12,638        12,492     11,872     12,143     12,143      14,007
Sep-00    13,766        13,600     12,913     13,189     13,189      15,359
Dec-00    14,619        14,422     13,694     13,954     13,954      16,810
Mar-01    13,551        13,364     12,682     12,652     12,910      16,217
Jun-01    14,552        14,341     13,599     13,814     13,814      17,360
Sep-01    12,625        12,431     11,786     11,703     11,942      15,355
Dec-01    14,073        13,858     13,131     13,287     13,287      17,202
Mar-02    15,133        14,880     14,089     14,092     14,234      18,560


                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                             1 Year        3 Year         5 Year       From Inception
                                            -------        -------        ------       --------------
  Institutional Class                        11.68%          8.05%         8.45%           8.19%
  Service Class                              11.34%          7.74%         8.14%           7.87%
  Investor A Class (Load Adjusted)            6.12%          5.86%         6.94%           6.72%
  Investor A Class (NAV)                     11.09%          7.51%         7.92%           7.66%
  Investor B Class (Load Adjusted)            5.75%          5.70%         6.87%           6.80%
  Investor B Class (NAV)                     10.25%          6.73%         7.18%           6.94%
  Investor C Class (Load Adjusted)            9.25%          6.73%         7.18%           6.94%
  Investor C Class (NAV)                     10.25%          6.73%         7.18%           6.94%
--------------------------------------------------------------------------------

The inception date of the Portfolio's Institutional, Service, Investor A, Investor B and Investor C Shares was 12/27/96. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

----
  4
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                         MID-CAP GROWTH EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/02): $414.1 MILLION

PERFORMANCE BENCHMARK:
     RUSSELL MID-CAP GROWTH INDEX

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN STOCKS OF COMPANIES BELIEVED BY THE MANAGER TO HAVE ABOVE-AVERAGE EARNINGS GROWTH PROSPECTS AND MARKET CAPITALIZATION ABOVE $1.5 BILLION, EMPHASIZING THOSE COMPANIES WITH MARKET CAPITALIZATION BETWEEN $1.5 BILLION AND $15 BILLION.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o OVER THE SEMI-ANNUAL PERIOD, EQUITY MARKETS SAW MIXED RESULTS ACROSS GROWTH AND VALUE STOCKS, AS LEADERSHIP AMONG INDIVIDUAL STOCKS AND SECTORS WAS SHORT-LIVED IN THE MARKETPLACE. FOLLOWING THE EASINGS OF 1.25% BY THE FEDERAL RESERVE IN RESPONSE TO DETERIORATING ECONOMIC CONDITIONS, INVESTORS SOUGHT EXPOSURE TO CYCLICAL SECTORS, NAMELY TECHNOLOGY, WHICH OUTPERFORMED IN ANTICIPATION OF A QUICK ECONOMIC RECOVERY. LATER IN THE PERIOD, MID-CAP GROWTH STOCKS, AS MEASURED BY THE RUSSELL MID-CAP GROWTH INDEX, SOLD OFF AS STOCKS BECAME RICHLY VALUED RELATIVE TO EARNINGS AND INVESTORS BECAME INCREASINGLY CONCERNED WITH ACCOUNTING PRACTICES AND THE ESCALATING VIOLENCE IN THE MIDEAST.
     o THE PORTFOLIO WAS INITIALLY POSITIONED FOR CONTINUED ECONOMIC WEAKNESS AS WE BELIEVED A QUICK, OR "V" SHAPED ECONOMIC RECOVERY DID NOT SEEM LIKELY DUE TO OUR CONCERNS THAT THE MARKET WAS NOT ACCURATELY REFLECTING ECONOMIC TRENDS AS WELL AS THE VISIBILITY OF INDIVIDUAL COMPANIES' EARNINGS. THIS CAUSED THE PORTFOLIO TO NOT FULLY PARTICIPATE IN THE INITIAL RALLY IN GROWTH STOCKS, AND THEREFORE UNDERPERFORM THE BENCHMARK IN THE FOURTH QUARTER OF 2001. OVER THE SECOND HALF OF THE PERIOD, THE PORTFOLIO OUTPERFORMED THE BENCHMARK AS POSITIONS WITHIN TECHNOLOGY, CONSUMER SERVICES AND HEALTHCARE PROVIDERS, SUCH AS BUSINESS OBJECTS, EXPEDIA AND GILEAD SCIENCES, CONTRIBUTED POSITIVELY TO PERFORMANCE. ON THE BELIEF THAT THE ECONOMY HAS NOW REACHED A BOTTOM AND IS POISED FOR A REBOUND IN 2002, THE PORTFOLIO'S INDUSTRY WEIGHTINGS RELATIVE TO THE BENCHMARK ARE POSITIONED IN SECTORS LIKELY TO BENEFIT FROM AN ECONOMIC RECOVERY, SUCH AS CONSUMER SERVICES. THIS FOCUS LARGELY CONTRIBUTED TO THE PORTFOLIO'S POSITIVE RELATIVE PERFORMANCE OVER THE FINAL MONTH OF THE PERIOD.
     o THE PORTFOLIO NOW HOLDS ITS LARGEST OVERWEIGHT IN CONSUMER SERVICES RELATIVE TO THE BENCHMARK. AS THE PERIOD DREW TO A CLOSE, WE WERE BEARISH ON THE RETAIL AND COMMERCIAL SERVICES SECTORS.
     o WE REMAIN HIGHLY SELECTIVE OF TRADITIONAL GROWTH STOCKS, PRIMARILY TECHNOLOGY AND BIOTECHNOLOGY, AS BOTH FACE SEVERAL NEAR-TERM CHALLENGES REGARDING THE UNDERLYING FUNDAMENTALS OF COMPANIES WITHIN THOSE SECTORS. OVERALL, WITH PERFORMANCE GREATLY VARYING WITHIN EACH SECTOR, SECURITY SELECTION ON AN ISSUE-BY-ISSUE BASIS WILL REMAIN AS THE KEY TO NAVIGATING THE MARKETS IN THE NEAR FUTURE.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP GROWTH EQUITY PORTFOLIO AND THE RUSSELL MID-CAP GROWTH INDEX FROM INCEPTION AND AT EACH
                            SEMI-ANNUAL PERIOD END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Institutional   Service  Investor   Investor   Investor Russell Mid Cap
            Class         Class   A Class    B Class    C Class  Growth Index

12/27/96   $10,000      $10,000    $9,550    $10,000   $10,000     $10,000
3/31/97      8,894        8,930     8,519      8,920     8,920       9,635
6/30/97     10,528       10,550    10,066     10,530    10,530      11,053
9/30/97     12,151       12,170    11,594     12,110    12,110      12,600
12/31/97    11,474       11,480    10,944     11,400    11,400      12,253
3/31/98     12,911       12,913    12,293     12,782    12,782      13,741
6/30/98     13,081       13,074    12,446     12,913    12,913      13,732
9/30/98     11,173       11,158    10,615     10,997    10,997      11,439
12/31/98    14,036       14,003    13,313     13,771    13,771      14,468
3/31/99     15,986       15,940    15,153     15,649    15,649      14,963
6/30/99     17,986       17,927    17,021     17,556    17,556      16,522
9/30/99     19,213       19,128    18,158     18,687    18,687      15,694
12/31/99    31,028       30,867    29,298     30,091    30,091      21,891
3/31/00     37,718       37,495    35,574     36,474    36,477      26,514
6/30/00     34,188       33,963    32,183     32,950    32,960      24,549
9/30/00     36,820       36,557    34,613     35,388    35,475      25,168
12/31/00    27,560       27,352    25,880     26,421    26,482      19,268
3/31/01     20,281       20,115    19,035     19,380    19,419      14,434
6/30/01     20,770       20,569    19,452     19,783    19,823      16,769
9/30/01     15,939       15,773    14,916     14,831    15,181      12,108
12/31/02    18,790       18,604    17,557     17,794    17,827      15,384
3/31/02     18,599       18,388    17,369     17,373    17,602      15,112


                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                             1 Year         3 Year        5 Year       From Inception
                                             -------        ------        ------       --------------
  Institutional Class                        (8.29)%         5.17%        15.90%          12.61%
  Service Class                              (8.59)%         4.88%        15.54%          12.28%
  Investor A Class (Load Adjusted)          (12.84)%         3.07%        14.26%          11.08%
  Investor A Class (NAV)                     (8.74)%         4.66%        15.32%          12.05%
  Investor B Class (Load Adjusted)          (13.49)%         2.80%        14.25%          11.16%
  Investor B Class (NAV)                     (9.46)%         3.89%        14.49%          11.28%
  Investor C Class (Load Adjusted)          (10.28)%         3.90%        14.50%          11.29%
  Investor C Class (NAV)                     (9.35)%         3.90%        14.50%          11.29%
--------------------------------------------------------------------------------

The inception date of the Portfolio's Institutional, Service, Investor A, Investor B and Investor C Shares was 12/27/96. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

                                                                            ----
                                                                              5
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                        SMALL CAP VALUE EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/02): $384.5 MILLION

PERFORMANCE BENCHMARK:
     RUSSELL 2000 VALUE INDEX

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN STOCKS OF COMPANIES BELIEVED BY THE MANAGER TO BE UNDERVALUED AND WITH MARKET CAPITALIZATION UNDER $2.5 BILLION. TYPICALLY, THE MANAGER WILL FOCUS ON STOCKS THAT ARE BELIEVED TO BE WORTH MORE THAN IS INDICATED BY CURRENT MARKET PRICE AND HAVE LOWER THAN AVERAGE PRICE-TO-EARNINGS AND PRICE-TO-BOOK RATIOS. A COMPANY'S EARNINGS TREND AND ITS STOCK'S DIVIDEND GROWTH RATE WILL ALSO BE FACTORS CONSIDERED IN STOCK SELECTION.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o IN RESPONSE TO THE MARKET DETERIORATION AT THE BEGINNING OF THE PERIOD, THE FEDERAL RESERVE CUT INTEREST RATES 1.25%. DURING THE PERIOD, THE MARKETS EXPERIENCED AN INITIAL TURNAROUND FROM PREVIOUS QUARTERS ON THE BELIEF THAT AN END TO THE RECESSION WAS NEARING. IN ANTICIPATION OF AN ECONOMIC RECOVERY, INVESTORS INITIALLY SOUGHT EXPOSURE TO CYCLICAL SECTORS, AS TECHNOLOGY SIGNIFICANTLY OUTPERFORMED EARLY IN THE PERIOD. HOPES OF PLAYING A RECOVERING ECONOMY, FOLLOWED BY WORRIES OVER CORPORATE ACCOUNTING PRACTICES AND INCREASED VIOLENCE IN THE MIDEAST, ULTIMATELY DROVE INVESTORS AWAY FROM GROWTH STOCKS IN FAVOR OF COMPANIES TRADING AT ATTRACTIVE VALUES RELATIVE TO THEIR EARNINGS. HOWEVER, SMALL CAP VALUE STOCKS, AS MEASURED BY THE RUSSELL 2000 VALUE INDEX, WERE ABLE TO POST STRONG GAINS OVER THE ENTIRE PERIOD AND LAGGED ONLY THEIR GROWTH COUNTERPARTS IN PERFORMANCE OVER THE FOURTH QUARTER OF 2001. SMALL CAP VALUE STOCKS ALSO PERFORMED WELL OVER THE SECOND HALF OF THE PERIOD AS THE INDEX EXPERIENCED RETURNS OF NEARLY 10%. OVER THE SEMI-ANNUAL PERIOD, THE PORTFOLIO UNDERPERFORMED ITS BENCHMARK DESPITE POSTING STRONG ABSOLUTE RETURNS.
     o DURING THE FIRST HALF OF THE PERIOD, THE PORTFOLIO LAGGED THE RUSSELL 2000 VALUE INDEX PRIMARILY DUE TO THE UNDERPERFORMANCE WITHIN THE TECHNOLOGY AND CONSUMER SECTORS. AS THE PERIOD PROGRESSED, EXPOSURE TO CHEMICALS, INDUSTRIAL PARTS, AND MEDICAL PROVIDERS AND SERVICES HURT PERFORMANCE AS STOCKS IN THESE INDUSTRIES SOLD-OFF SIGNIFICANTLY. DESPITE THE DISAPPOINTING RESULTS FROM THESE GROUPS, WE CONTINUE TO BELIEVE THAT THESE AREAS, PARTICULARLY HEALTHCARE, POSSESS PRICING LEVERAGE AND EARNINGS VISIBILITY THAT COULD BE A CATALYST IN UNLOCKING THE VALUE IN MANY OF OUR HOLDINGS. THE PORTFOLIO'S FOCUS ON COMPANY EARNINGS RELATIVE TO STOCK VALUATIONS HELPED CONTRIBUTE TO PERFORMANCE LATER IN THE PERIOD. THE LARGEST POSITIVE CONTRIBUTIONS TO PERFORMANCE WERE SEEN FROM PENNZOIL-QUAKER STATE AND CHARMING SHOPPES, BOTH OF WHICH BENEFITED FROM MERGER AND ACQUISITION ACTIVITY.
     o DURING THE SECOND HALF OF THE PERIOD, THE PORTFOLIO INCREASED POSITIONS IN THE CONSUMER SERVICES, FINANCIALS AND CONSUMER CYCLICALS SECTORS WHILE REDUCING ITS ALLOCATION TO UTILITIES AND BASIC MATERIALS. CURRENTLY, THE PORTFOLIO IS POSITIONED WITH OVERWEIGHTS IN CONSUMER AND COMMERCIAL SERVICES, HEALTHCARE AND FINANCE. RELATIVE TO THE BENCHMARK, WE ARE BEARISH, OR UNDERWEIGHT, REITS, UTILITIES AND BASIC MATERIALS. ALSO, AS OF JANUARY 2002, WAYNE ARCHAMBO ASSUMED RESPONSIBILITY AS THE LEAD PORTFOLIO MANAGER.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP VALUE EQUITY PORTFOLIO AND THE RUSSELL 2000 VALUE INDEX FROM INCEPTION AND AT EACH
                            SEMI-ANNUAL PERIOD END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

       Institutional Service   Investor  Investor   Investor  Russell 2000
           Class      Class    A Class    B Class    C Class   Value Index

4/13/92  $10,000    $10,000     $9,550    $10,000    $10,000    $10,000
Jun-92     9,680      9,680      9,244      9,680      9,680      9,657
Sep-92    10,151     10,151      9,694     10,151     10,151      9,933
Dec-92    11,686     11,686     11,160     11,686     11,686     11,416
Mar-93    12,412     12,412     11,854     12,412     12,412     11,903
Jun-93    12,251     12,251     11,699     12,251     12,251     12,162
Sep-93    13,233     13,232     12,637     13,232     13,232     13,225
Dec-93    13,866     13,856     13,228     13,851     13,851     13,596
Mar-94    13,608     13,599     12,973     13,584     13,584     13,236
Jun-94    13,349     13,322     12,707     13,306     13,306     12,720
Sep-94    14,061     14,022     13,378     14,009     14,009     13,603
Dec-94    13,800     13,768     13,125     13,733     13,733     13,350
Mar-95    14,256     14,212     13,548     14,154     14,154     13,965
Jun-95    15,085     15,028     14,311     14,933     14,933     15,274
Sep-95    16,513     16,428     15,644     16,297     16,297     16,783
Dec-95    16,994     16,898     16,091     16,732     16,732     17,147
Mar-96    17,903     17,797     16,923     17,583     17,583     18,023
Jun-96    18,519     18,383     17,474     18,123     18,123     18,925
Sep-96    18,599     18,449     17,530     18,146     18,146     18,991
Dec-96    20,369     20,203     19,203     19,829     19,829     19,979
Mar-97    20,206     20,015     19,016     19,210     19,210     18,946
Jun-97    24,603     24,362     23,139     23,325     23,325     21,805
Sep-97    30,016     29,686     28,184     28,370     28,370     24,616
Dec-97    30,280     29,911     28,392     28,534     28,534     25,030
Mar-98    32,657     32,241     30,578     30,677     30,677     27,120
Jun-98    30,942     30,507     28,939     28,966     28,966     26,141
Sep-98    24,902     24,540     23,270     23,239     23,239     21,467
Dec-98    28,396     27,965     26,512     26,425     26,425     23,414
Mar-99    24,225     23,835     22,572     22,483     22,483     21,145
Jun-99    28,416     27,939     26,445     26,280     26,280     24,644
Sep-99    26,202     25,738     24,369     24,154     24,154     22,715
Dec-99    27,020     26,525     25,098     24,830     24,830     23,062
Mar-00    27,700     27,167     25,695     25,386     25,404     23,941
Jun-00    28,146     27,588     26,094     25,724     25,724     24,405
Sep-00    30,696     30,060     28,413     27,952     27,969     26,197
Dec-00    32,520     31,831     30,104     29,531     29,550     28,321
Mar-01    31,495     30,818     29,123     28,533     28,554     28,596
Jun-01    35,171     34,390     32,478     31,760     31,781     31,924
Sep-01    30,841     30,146     28,437     27,768     27,789     27,666
Dec-01    34,416     33,601     31,696     30,872     30,873     32,291
Mar-02    37,352     36,447     34,362     33,425     33,427     35,387


                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                             1 Year         3 Year        5 Year       From Inception
                                             ------         ------        ------       --------------
  Institutional Class                        18.59%         15.53%        11.04%          13.10%
  Service Class                              18.26%         15.21%        10.71%          12.83%
  Investor A Class (Load Adjusted)           12.69%         13.29%         9.53%          12.16%
  Investor A Class (NAV)                     17.99%         15.04%        10.54%          12.68%
  Investor B Class (Load Adjusted)           12.64%         13.23%         9.42%          12.07%
  Investor B Class (NAV)                     17.14%         14.13%         9.70%          12.07%
  Investor C Class (Load Adjusted)           16.06%         14.13%         9.70%          12.07%
  Investor C Class (NAV)                     17.06%         14.13%         9.70%          12.07%
--------------------------------------------------------------------------------

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 4/13/92; Investor A Shares, 6/2/92; Service Shares, 7/29/93; Investor B Shares, 10/3/94; and Investor C Shares, 10/1/96. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

----
 6
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                        SMALL CAP GROWTH EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/02): $804.7 MILLION

PERFORMANCE BENCHMARK:
     RUSSELL 2000 GROWTH INDEX

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN STOCKS OF COMPANIES BELIEVED BY THE MANAGER TO HAVE ABOVE-AVERAGE EARNINGS GROWTH PROSPECTS AND MARKET CAPITALIZATION UNDER $2.5 BILLION.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o OVER THE SEMI-ANNUAL PERIOD, EQUITY MARKETS SAW MIXED RESULTS ACROSS GROWTH AND VALUE STOCKS, AS LEADERSHIP AMONG INDIVIDUAL STOCKS AND SECTORS WAS SHORT-LIVED IN THE MARKETPLACE. FOLLOWING THE EASINGS OF 1.25% BY THE FEDERAL RESERVE IN RESPONSE TO DETERIORATING ECONOMIC CONDITIONS, INVESTORS SOUGHT EXPOSURE TO CYCLICAL SECTORS, NAMELY TECHNOLOGY, WHICH OUTPERFORMED IN ANTICIPATION OF A QUICK ECONOMIC RECOVERY. AS THE PERIOD CONTINUED, INVESTORS BECAME INCREASINGLY CAUTIOUS OF STOCKS THAT WERE TRADING AT HIGH VALUATIONS RELATIVE TO THEIR EARNINGS PROSPECTS. THIS LED TO PROFIT TAKING IN THE GROWTH SECTORS, ALLOWING TRADITIONAL VALUE STOCKS TO AGAIN COME INTO FAVOR AS INVESTORS CONCENTRATED ON CORPORATE EARNINGS DUE TO CONCERNS OVER ACCOUNTING PRACTICES AND THE ESCALATING VIOLENCE IN THE MIDEAST. AFTER POSTING SIGNIFICANT RETURNS IN THE FOURTH QUARTER OF 2001, SMALL CAP GROWTH STOCKS, AS MEASURED BY THE RUSSELL 2000 GROWTH INDEX, SIGNIFICANTLY UNDERPERFORMED THE RUSSELL 2000 VALUE INDEX OVER THE LATTER HALF OF THE PERIOD AS INVESTORS CONTINUED TO FAVOR LESS VOLATILE VALUE STOCKS.
     o THE PORTFOLIO WAS INITIALLY POSITIONED FOR CONTINUED ECONOMIC WEAKNESS AS WE BELIEVED A QUICK, OR "V" SHAPED ECONOMIC RECOVERY DID NOT SEEM LIKELY DUE TO OUR CONCERNS THAT THE MARKET WAS NOT ACCURATELY REFLECTING ECONOMIC TRENDS AS WELL AS THE VISIBILITY OF INDIVIDUAL COMPANIES' EARNINGS. THIS PROHIBITED THE PORTFOLIO FROM FULLY PARTICIPATING IN THE INITIAL RALLY OF GROWTH STOCKS. AS ECONOMIC INDICATORS GRADUALLY IMPROVED, WE BECAME MORE OPTIMISTIC OF AN ECONOMIC REBOUND ON THE BELIEF THAT THE ECONOMY HAD REACHED A BOTTOM AND WAS POISED FOR A TURNAROUND. THROUGHOUT THE QUARTER, WE INCREASED POSITIONS IN SECTORS WE FELT REPRESENTED AN EARLY-RECOVERY THEME, SUCH AS CONSUMER SERVICES, ENERGY, RETAIL AND TRANSPORTATION, WHICH ARE POSTING STRONG EARNINGS AND ARE BEGINNING TO PERFORM WELL. THE SUBSEQUENT DOWNTURN IN GROWTH COMPANIES NEGATIVELY IMPACTED PERFORMANCE RELATIVE TO THE BENCHMARK, AS OUR INVESTMENT FOCUS HAS ALWAYS BEEN ON THOSE COMPANIES WITH THE MOST DYNAMIC GROWTH PROSPECTS THAT GENERATE ATTRACTIVE RETURNS FOR SHAREHOLDERS.
     o WE ARE NOW LARGELY OVERWEIGHT TRANSPORTATION, CONSUMER SERVICES, RETAIL AND ENERGY. WE REDUCED OUR EXPOSURE TO TECHNOLOGY ON THE BELIEF THAT THE FUNDAMENTALS AND TECHNICALS WITHIN THAT SECTOR ARE A LONG WAY FROM RECOVERY. THE FUND IS WELL DIVERSIFIED AND IN LINE WITH OUR BELIEF THAT THE MARKET WILL CONTINUE TO BE VOLATILE AND ROTATIONAL.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH EQUITY PORTFOLIO AND THE RUSSELL 2000 GROWTH INDEX FROM INCEPTION AND AT EACH
                            SEMI-ANNUAL PERIOD END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

       Institutional   Service    Investor   Investor    Investor  Russell 2000
           Class        Class     A Class    B Class     C Class   Growth Index

9/14/93   $10,000      $10,000     $9,550    $10,000     $10,000      $10,000
Sep-93     10,470       10,470      9,956     10,470      10,470       10,141
Dec-93     10,379       10,374      9,904     10,371      10,371       10,407
Mar-94      9,858        9,854      9,398      9,841       9,841        9,984
Jun-94      9,169        9,143      8,729      9,141       9,141        9,357
Sep-94     10,170       10,144      9,666     10,121      10,121       10,231
Dec-94     10,990       10,955     10,439     10,931      10,931       10,155
Mar-95     11,672       11,635     11,079     11,601      11,601       10,711
Jun-95     13,195       13,146     12,512     13,101      13,101       11,773
Sep-95     15,100       15,026     14,307     14,981      14,981       13,111
Dec-95     16,213       16,066     15,282     16,002      16,002       13,304
Mar-96     18,291       18,107     17,221     17,993      17,993       14,069
Jun-96     20,941       20,719     19,695     20,534      20,534       14,891
Sep-96     22,025       21,809     20,717     21,535      21,535       14,763
Dec-96     21,332       21,110     20,040     20,784      20,784       14,803
Mar-97     17,182       16,989     16,114     16,190      16,190       13,240
Jun-97     20,921       20,678     19,608     20,267      20,267       15,564
Sep-97     25,524       25,197     23,883     24,650      24,650       18,197
Dec-97     23,293       22,964     21,772     22,449      22,449       16,705
Mar-98     25,534       25,153     23,829     24,528      24,528       18,689
Jun-98     24,566       24,177     22,909     23,517      23,517       17,615
Sep-98     19,923       19,552     18,554     19,006      19,006       13,676
Dec-98     25,009       24,516     23,256     23,788      23,788       16,909
Mar-99     25,692       25,173     23,884     24,369      24,369       16,625
Jun-99     26,841       26,273     24,923     25,380      25,380       19,077
Sep-99     28,878       28,257     26,787     27,233      27,233       18,139
Dec-99     43,132       42,170     39,974     40,558      40,558       24,195
Mar-00     51,901       50,693     48,041     48,653      48,670       26,443
Jun-00     56,785       55,493     52,672     53,363      53,396       28,394
Sep-00     56,864       55,527     52,640     53,283      53,315       27,267
Dec-00     45,161       44,144     41,791     42,222      42,242       21,759
Mar-01     34,043       33,249     31,490     31,729      31,762       18,450
Jun-01     36,620       35,759     33,826     34,030      34,087       21,767
Sep-01     26,311       25,679     24,267     24,386      24,409       15,655
Dec-01     29,650       28,889     27,300     27,390      27,417       19,751
Mar-02     27,901       27,170     25,662     25,676      25,725       19,363

                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                             1 Year         3 Year        5 Year       From Inception
                                            --------        -------       ------       --------------
  Institutional Class                       (18.04)%        (3.48)%        6.10%          10.30%
  Service Class                             (18.29)%        (3.72)%        5.75%           9.94%
  Investor A Class (Load Adjusted)          (22.17)%        (5.43)%        4.62%           9.16%
  Investor A Class (NAV)                    (18.50)%        (3.97)%        5.59%           9.75%
  Investor B Class (Load Adjusted)          (22.71)%        (6.07)%        4.51%           9.15%
  Investor B Class (NAV)                    (19.08)%        (4.62)%        4.84%           9.15%
  Investor C Class (Load Adjusted)          (19.82)%        (4.59)%        4.86%           9.17%
  Investor C Class (NAV)                    (19.01)%        (4.59)%        4.86%           9.17%
--------------------------------------------------------------------------------

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 9/14/93; Service and Investor A Shares, 9/15/93; Investor B Shares, 1/18/96; and Investor C Shares, 9/6/96. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

                                                                            ----
                                                                              7
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                           MICRO-CAP EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/02): $206.2 MILLION

PERFORMANCE BENCHMARK:
     WILSHIRE MICRO CAP INDEX

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN STOCKS OF COMPANIES BELIEVED BY THE MANAGER TO HAVE FAVORABLE AND ABOVE-AVERAGE EARNINGS GROWTH PROSPECTS AND MARKET CAPITALIZATION BETWEEN $25 MILLION AND $500 MILLION. THE MANAGER INITIALLY SCREENS FOR COMPANIES IN THE TOP 40% OF THE MICRO-CAP SECTOR WITH EARNINGS GROWTH POTENTIAL OF 20% OR HIGHER.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o OVER THE SEMI-ANNUAL PERIOD, EQUITY MARKETS SAW MIXED RESULTS ACROSS GROWTH AND VALUE STOCKS, AS LEADERSHIP AMONG INDIVIDUAL STOCKS AND SECTORS WAS SHORT-LIVED IN THE MARKETPLACE. FOLLOWING THE EASINGS OF 1.25% BY THE FEDERAL RESERVE IN RESPONSE TO DETERIORATING ECONOMIC CONDITIONS, INVESTORS SOUGHT EXPOSURE TO CYCLICAL SECTORS, NAMELY TECHNOLOGY, WHICH OUTPERFORMED IN ANTICIPATION OF A QUICK ECONOMIC RECOVERY. HOWEVER, INVESTORS BECAME INCREASINGLY CAUTIOUS OF STOCKS THAT WERE TRADING AT HIGH VALUATIONS RELATIVE TO THEIR EARNINGS PROSPECTS. THIS LED TO PROFIT TAKING IN THE GROWTH SECTORS, ALLOWING VALUE STOCKS TO AGAIN COME INTO FAVOR AS INVESTORS CONCENTRATED ON CORPORATE EARNINGS DUE TO CONCERNS OVER ACCOUNTING PRACTICES AND THE ESCALATING VIOLENCE IN THE MIDEAST.
     o THE PORTFOLIO WAS INITIALLY POSITIONED FOR CONTINUED ECONOMIC WEAKNESS AS WE BELIEVED A QUICK, OR "V" SHAPED ECONOMIC RECOVERY DID NOT SEEM LIKELY AMIDST CONCERNS OVER THE ACCURATE REFLECTION OF ECONOMIC TRENDS AND CORPORATE ACCOUNTING PRACTICES. THIS DEFENSIVE POSTURE PROHIBITED THE PORTFOLIO FROM FULLY PARTICIPATING IN THE INITIAL RALLY OF GROWTH STOCKS IN THE FOURTH QUARTER OF 2001. AS ECONOMIC INDICATORS GRADUALLY IMPROVED, WE BECAME MORE OPTIMISTIC OF AN ECONOMIC REBOUND ON THE BELIEF THAT THE ECONOMY HAD REACHED A BOTTOM AND WAS POISED FOR A TURNAROUND. THROUGHOUT THE PERIOD, WE INCREASED POSITIONS IN SECTORS WE FELT REPRESENTED AN EARLY-RECOVERY THEME, SUCH AS CONSUMER SERVICES, ENERGY, RETAIL AND TRANSPORTATION, WHICH ARE POSTING STRONG EARNINGS AND BEGINNING TO PERFORM WELL. AS OUR INVESTMENT FOCUS HAS ALWAYS BEEN ON THOSE COMPANIES WITH THE MOST DYNAMIC GROWTH PROSPECTS THAT GENERATE ATTRACTIVE RETURNS FOR SHAREHOLDERS, THE SUBSEQUENT DOWNTURN IN GROWTH COMPANIES IN THE FIRST QUARTER OF 2002 NEGATIVELY IMPACTED PERFORMANCE.
     o AT THE END OF THE PERIOD THE PORTFOLIO IS POSITIONED WITH OVERWEIGHTS IN HEALTHCARE, ENERGY AND TECHNOLOGY AND IS UNDERWEIGHT FINANCIALS AND CONSUMER SERVICES. THE FOCUS GOING FORWARD CONTINUES TO REMAIN ON THOSE COMPANIES THAT POSSESS THE MOST DYNAMIC GROWTH POTENTIAL. WE REMAIN HIGHLY SELECTIVE OF TRADITIONAL GROWTH STOCKS, PRIMARILY TECHNOLOGY AND BIOTECHNOLOGY, AS BOTH FACE SEVERAL NEAR-TERM CHALLENGES REGARDING THE UNDERLYING FUNDAMENTALS OF MANY CORPORATIONS. OVERALL, WITH PERFORMANCE GREATLY VARYING WITHIN EACH SECTOR, SECURITY SELECTION ON AN ISSUE-BY-ISSUE BASIS WILL REMAIN THE KEY TO NAVIGATING THE MARKETS IN THE NEAR FUTURE.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MICRO-CAP EQUITY
     PORTFOLIO AND THE WILSHIRE MICRO CAP INDEX FROM INCEPTION AND AT EACH
                            SEMI-ANNUAL PERIOD END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

      Institutional  Service    Investor   Investor   Investor   Wilshire
          Class       Class     A Class    B Class    C Class    Micro Cap

  5/1/98   $10,000     $10,000     $9,550    $10,000    $10,000    $10,000
 5/31/98    10,570      10,570     10,042     10,570     10,570      9,506
 6/30/98    10,951      10,951     10,403     10,951     10,951      9,461
 7/31/98    10,861      10,861     10,318     10,861     10,861      8,860
 8/31/98     8,710       8,710      8,275      8,701      8,701      6,995
 9/30/98     9,391       9,391      8,911      9,370      9,370      7,251
10/31/98     9,051       9,051      8,589      9,020      9,020      7,404
11/30/98    10,960      10,950     10,394     10,910     10,910      7,974
12/31/98    13,031      13,010     12,351     12,960     12,960      9,017
 1/31/99    13,880      13,860     13,159     13,789     13,789      9,431
 2/28/99    13,131      13,110     12,446     13,039     13,039      8,785
 3/31/99    15,880      15,850     15,039     15,739     15,739      8,308
 4/30/99    16,700      16,660     15,809     16,539     16,539      8,573
 5/31/99    17,061      17,020     16,151     16,889     16,889      8,783
 6/30/99    20,950      20,811     19,819     20,710     20,710      9,495
 7/31/99    21,520      21,379     20,350     21,261     21,261      9,588
 8/31/99    23,799      23,630     22,497     23,480     23,480      9,298
 9/30/99    24,730      24,547     23,372     24,380     24,380      9,178
12/31/00    41,897      41,558     39,536     41,180     41,180     11,695
 3/31/00    55,262      54,777     52,092     54,143     54,147     14,118
 6/30/00    53,201      52,679     50,097     51,977     51,970     12,759
 9/30/00    50,360      49,829     47,367     47,329     49,050     12,735
12/31/00    38,651      38,209     36,302     37,520     37,523     10,761
 3/31/01    30,129      29,769     28,266     28,129     29,163     11,209
 6/30/01    36,308      35,838     34,019     35,038     35,039     13,383
 9/30/01    27,057      26,667     25,317     25,255     26,017     10,855
12/31/02    33,258      32,772     31,091     31,900     31,896     13,364
 3/31/02    30,465      29,989     28,439     28,263     29,134     14,053

                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                                 1 Year          3 Year          From Inception
                                                -------          ------          --------------
  Institutional Class                            1.12%           24.25%             32.89%
  Service Class                                  0.73%           23.83%             32.48%
  Investor A Class (Load Adjusted)              (4.39)%          21.58%             30.57%
  Investor A Class (NAV)                         0.62%           23.67%             32.30%
  Investor B Class (Load Adjusted)              (4.57)%          22.01%             31.04%
  Investor B Class (NAV)                        (0.04)%          22.79%             31.39%
  Investor C Class (Load Adjusted)              (1.11)%          22.77%             31.37%
  Investor C Class (NAV)                        (0.10)%          22.77%             31.37%
--------------------------------------------------------------------------------

The inception date of the Portfolio's Institutional, Service, Investor A, Investor B, and Investor C Shares was 5/1/98. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

----
 8
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                      GLOBAL SCIENCE & TECHNOLOGY PORTFOLIO

TOTAL NET ASSETS (3/31/02): $56.0 MILLION

PERFORMANCE BENCHMARK:
     S&P 500 INDEX

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN STOCKS OF U.S. AND FOREIGN COMPANIES (INCLUDING COMPANIES LOCATED IN EMERGING MARKET COUNTRIES) BELIEVED BY THE MANAGER TO HAVE RAPID AND SUSTAINABLE GROWTH POTENTIAL FROM THE DEVELOPMENT, ADVANCEMENT AND USE OF SCIENCE AND/OR TECHNOLOGY. THE PORTFOLIO INVESTS PRIMARILY IN COMPANIES WITH MARKET CAPITALIZATION GREATER THAN $25 MILLION THAT ARE EXPECTED TO OFFER THE BEST OPPORTUNITIES FOR GROWTH AND HIGH INVESTMENT RETURNS. THE MANAGER INITIALLY SCREENS FOR COMPANIES IN THE SCIENCE AND TECHNOLOGY SECTORS WITH EARNINGS GROWTH POTENTIAL OF 20% OR HIGHER.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o OVER THE SEMI-ANNUAL PERIOD, EQUITY MARKETS SAW MIXED RESULTS ACROSS GROWTH AND VALUE STOCKS, AS LEADERSHIP AMONG INDIVIDUAL STOCKS AND SECTORS WAS SHORT-LIVED IN THE MARKETPLACE. FOLLOWING THE EASINGS OF 1.25% BY THE FEDERAL RESERVE IN RESPONSE TO DETERIORATING ECONOMIC CONDITIONS, INVESTORS SOUGHT EXPOSURE TO CYCLICAL SECTORS, NAMELY TECHNOLOGY, WHICH OUTPERFORMED IN ANTICIPATION OF A QUICK ECONOMIC RECOVERY. HOWEVER, INVESTORS BECAME INCREASINGLY CAUTIOUS OF STOCKS THAT WERE TRADING AT HIGH VALUATIONS RELATIVE TO THEIR EARNINGS PROSPECTS. THIS LED TO PROFIT TAKING IN THE GROWTH SECTORS, ALLOWING VALUE STOCKS TO AGAIN COME INTO FAVOR AS INVESTORS CONCENTRATED ON CORPORATE EARNINGS DUE TO CONCERNS OVER ACCOUNTING PRACTICES AND THE ESCALATING VIOLENCE IN THE MIDEAST.
     o AFTER PERFORMING WELL IN THE FOURTH QUARTER OF 2001, SCIENCE AND TECHNOLOGY COMPANIES STRUGGLED IN THE FIRST QUARTER OF 2002. BIOTECHNOLOGY POSTED POOR PERFORMANCE DUE TO SEVERAL HIGH PROFILE NEGATIVE ANNOUNCEMENTS INCLUDING IMCLONE, BIOGEN, AND SEPRACOR. THE FUNDAMENTAL DETERIORATION IN THE TELECOM SECTOR CONTINUED, AS THE NASDAQ TELECOM INDEX LOST 26.5% IN THE FIRST QUARTER OF 2002 ALONE. HOWEVER, SEMICONDUCTORS STOOD OUT AS THE SOLE POSITIVE PERFORMER OVER THE PERIOD AS INVESTORS SENSED THAT FUNDAMENTALS WITHIN THE SECTOR HAD BOTTOMED OUT AND CONSUMER DEMAND FOR ELECTRONICS BEGAN TO INCREASE.
     o THE PORTFOLIO IS FOCUSED ON COMPANIES WITH POSITIVE FUNDAMENTAL AND REASONABLE VALUATIONS THAT ARE LIKELY TO OUTPERFORM DURING AN ECONOMIC RECOVERY. THE ALLOCATION TO COMPANIES OUTSIDE THE UNITED STATES HAS INCREASED TO APPROXIMATELY 25% OF THE PORTFOLIO, WITH A CONCENTRATION IN TAIWAN AND SOUTH KOREA. THE SCIENCE PORTION OF THE PORTFOLIO HAS DECREASED TO 10% OF THE PORTFOLIO AND IS CURRENTLY FOCUSING ON COMPANIES WITH LATE STAGE PRODUCTS AND LARGE MARKET POTENTIAL.
     o OVERALL, WITH PERFORMANCE GREATLY VARYING WITHIN BOTH SECTORS, SECURITY SELECTION ON AN ISSUE-BY-ISSUE BASIS WILL REMAIN THE KEY TO NAVIGATING THE MARKETS IN THE NEAR FUTURE.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL SCIENCE &
     TECHNOLOGY PORTFOLIO AND THE S&P 500 INDEX FROM INCEPTION AND AT EACH
                                  QUARTER-END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

        Institutional  Service    Investor  Investor     Investor
           Class        Class     A Class    B Class     C Class      S&P 500

5/15/00   $10,000      $10,000     $9,500    $10,000     $10,000      $10,000
5/31/00     9,600        9,600      9,120      9,600       9,600        9,781
6/30/00    11,400       11,400     10,830     11,390      11,390       10,023
7/31/00    10,840       10,840     10,298     10,821      10,821        9,866
8/31/00    12,530       12,521     11,894     12,491      12,491       10,479
9/30/00    12,490       12,480     11,847     12,441      12,441        9,925
10/31/00   11,010       11,000     10,441     10,960      10,960        9,884
11/30/00    9,730        9,730      9,224      9,670       9,680        9,105
12/31/00    9,489        9,489      8,996      9,430       9,430        9,150
1/31/01     8,630        8,630      8,180      8,560       8,560        9,474
2/28/01     6,969        6,960      6,603      6,910       6,910        8,610
3/31/01     6,189        6,180      5,862      5,854       6,068        8,064
4/30/01     7,299        7,289      6,907      7,219       7,219        8,691
5/31/01     6,809        6,800      6,441      6,729       6,729        8,109
6/30/01     6,829        6,810      6,451      6,729       6,739        7,911
7/31/01     6,259        6,240      5,910      6,169       6,169        7,833
8/31/01     5,649        5,640      5,340      5,570       5,569        7,343
9/30/01     4,409        4,399      4,162      4,166       4,340        6,750
10/31/01    5,019        5,009      4,741      4,742       4,939        6,879
11/30/01    5,659        5,639      5,340      5,341       5,559        7,407
12/31/01    4,557        4,548      4,302      4,301       4,480        6,809
1/31/02     4,882        4,872      4,611      4,602       4,802        6,779
2/28/02     5,022        5,002      4,735      4,746       4,932        7,264
3/31/02     5,126        5,108      4,835      4,630       5,023        7,065


                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                                   1 Year        From Inception
                                                  --------       --------------
  Institutional Class                              (8.24)%          (26.00)%
  Service Class                                    (8.58)%          (26.21)%
  Investor A Class (Load Adjusted)                (13.25)%          (28.35)%
  Investor A Class (NAV)                           (8.75)%          (26.35)%
  Investor B Class (Load Adjusted)                (13.54)%          (28.68)%
  Investor B Class (NAV)                           (9.46)%          (26.91)%
  Investor C Class (Load Adjusted)                (10.44)%          (26.91)%
  Investor C Class (NAV)                           (9.46)%          (26.91)%
--------------------------------------------------------------------------------

The inception date of the Portfolio's Institutional, Service, Investor A, Investor B, and Investor C Shares was 5/15/00. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

                                                                            ----
                                                                              9
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                            EUROPEAN EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/02): $10.7 MILLION

PERFORMANCE BENCHMARK:
     MSCI EUROPE INDEX

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN STOCKS OF EUROPEAN COMPANIES WITH A MARKET CAPITALIZATION OF AT LEAST $1 BILLION, WHOSE EARNINGS, THE MANAGER BELIEVES, ARE IN A STRONG GROWTH TREND OR WHOSE STOCK THE MANAGER BELIEVES IS UNDERVALUED. THE PORTFOLIO WILL INVEST PRIMARILY IN "GROWTH" STOCKS; HOWEVER IT MAY ALSO TAKE ADVANTAGE OF OPPORTUNITIES IN "VALUE" STOCKS AT APPROPRIATE POINTS IN THE MARKET OR ECONOMIC CYCLE. THE MANAGER SEEKS TO ACHIEVE CONSISTENT AND SUSTAINABLE PERFORMANCE THROUGH VARIOUS MARKET CYCLES BY EMPHASIZING STOCK SELECTION.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o IN RESPONSE TO THE ECONOMIC DETERIORATION AT THE BEGINNING OF THE PERIOD, THE EUROPEAN CENTRAL BANK AND THE BANK OF ENGLAND CUT INTEREST RATES 0.5% AND 0.75%, RESPECTIVELY. DURING THE PERIOD, THE EQUITY MARKETS EXPERIENCED AN INITIAL TURNAROUND FROM PREVIOUS QUARTERS ON THE BELIEF THAT AN END TO THE RECESSION WAS NEARING. INVESTORS SOUGHT EXPOSURE TO CYCLICAL SECTORS, AS TECHNOLOGY SIGNIFICANTLY OUTPERFORMED EARLY IN THE PERIOD. FOLLOWING THE STRONG RALLY OVER THE FIRST QUARTER OF THE PERIOD, VALUATIONS REACHED HIGH LEVELS AND THOSE SECTORS WHICH WERE AT THE FOREFRONT OF THE CHARGE, SUBSEQUENTLY SAW A RETREAT THROUGH JANUARY AND FEBRUARY AS ENERGY AND CONSUMER STAPLES OUTPERFORMED. HOWEVER, THE EUROPEAN MARKET RALLIED ONCE AGAIN OVER THE FINAL MONTH TO FINISH THE SECOND HALF OF THE PERIOD FLAT. OVER THE ENTIRE PERIOD, THE MSCI EUROPE INDEX RETURNED 9.32% WITH THE MAJORITY OF THE GAINS SEEN DURING THE INITIAL ADVANCEMENTS.
     o DURING THE RECOVERY EARLY IN THE PERIOD, WE HAD RESERVATIONS CONCERNING THE VALIDITY OF IMPROVING ECONOMIC DATA. DESPITE POSTING STRONG RETURNS OVER THE FIRST QUARTER OF THE PERIOD, THE PORTFOLIO LAGGED ITS BENCHMARK, AS IT DID NOT FULLY PARTICIPATE IN THE ADVANCEMENT OF THE CYCLICAL SECTORS. THE PULLBACK IN THE MARKETS DURING JANUARY AND FEBRUARY WERE MATCHED BY ANOTHER RALLY IN EUROPEAN EQUITIES IN THE FINAL MONTH OF THE PERIOD DUE TO IMPROVED EARNINGS REPORTS AND EXPECTATIONS OF UPCOMING QUARTERS.
     o RECOVERY IS BELIEVED TO BE IN SIGHT FOR THE EUROPEAN ECONOMIES, AS THEY HAVE APPEARED TO STABILIZE, AND ARE NOW SHOWING SIGNS OF IMPROVEMENT IN KEY AREAS SUCH AS INDUSTRIAL PRODUCTION. GIVEN THIS OUTLOOK, THE PORTFOLIO IS SUBSTANTIALLY OVERWEIGHT THE INDUSTRIAL AND CONSUMER DISCRETIONARY SECTORS, BOTH POISED FOR AN UPWARD TREND IN THE ECONOMY. CURRENTLY, WE ARE UNDERWEIGHT FINANCIALS AND INFORMATION TECHNOLOGY, WHICH ARE BELIEVED TO LACK THE TECHNICALS NECESSARY TO FULLY PARTICIPATE IN A RECOVERING MARKETPLACE.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE EUROPEAN EQUITY PORTFOLIO AND THE MSCI EUROPE INDEX FROM INCEPTION AND AT EACH QUARTER-END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

        Institutional Service     Investor  Investor  Investor     MSCI
           Class       Class      A Class   B Class   C Class     Europe

6/23/00   $10,000     $10,000     $9,500    $10,000   $10,000    $10,000
6/30/00    10,340      10,340      9,823     10,340    10,340     10,060
7/31/00    10,050      10,050      9,548     10,040    10,040      9,900
8/31/00     9,921       9,921      9,425      9,901     9,911      9,783
9/30/00     9,511       9,491      9,026      9,481     9,481      9,325
10/31/00    9,192       9,191      8,722      9,151     9,160      9,254
11/30/00    9,081       9,081      8,608      9,031     9,030      8,896
12/31/00    9,718       9,681      9,215      9,661     9,660      9,509
1/31/01     9,978       9,951      9,462      9,912     9,910      9,514
2/28/01     9,287       9,262      8,797      9,212     9,221      9,505
3/31/01     8,384       8,351      7,942      8,312     8,311      8,796
4/30/01     9,016       8,991      8,541      8,932     8,931      9,421
5/31/01     8,525       8,491      8,066      8,432     8,430      8,962
6/30/01     8,244       8,191      7,800      8,142     8,151      8,623
7/31/01     8,375       8,351      7,923      8,261     8,270      8,645
8/31/01     8,114       8,091      7,666      8,001     8,001      8,419
9/30/01     7,231       7,222      6,840      6,836     7,130      7,579
10/31/01    7,372       7,352      6,954      7,241     7,250      7,820
11/30/01    7,613       7,592      7,192      7,481     7,490      8,134
12/31/01    7,330       7,301      6,928      7,216     7,215      7,773
1/31/02     6,989       6,970      6,595      6,855     6,874      7,412
2/28/02     7,655       7,624      7,222      7,512     7,522      8,133
3/31/02     7,597       7,566      7,179      7,170     7,468      8,195

                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                               1 Year            From Inception
                                             --------            --------------
  Institutional Class                         (9.07)%              (14.21)%
  Service Class                               (9.32)%              (14.53)%
  Investor A Class (Load Adjusted)           (14.02)%              (17.02)%
  Investor A Class (NAV)                      (9.50)%              (14.57)%
  Investor B Class (Load Adjusted)           (14.26)%              (17.42)%
  Investor B Class (NAV)                     (10.25)%              (15.26)%
  Investor C Class (Load Adjusted)           (10.98)%              (15.20)%
  Investor C Class (NAV)                     (10.13)%              (15.20)%
--------------------------------------------------------------------------------

The inception date of the Portfolio's Institutional, Service, Investor A, Investor B, and Investor C Shares was 6/23/00. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

----
 10
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/02): $459.8 MILLION

PERFORMANCE BENCHMARK:
     MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST INDEX ("EAFE").

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN STOCKS OF COMPANIES LOCATED IN COUNTRIES INCLUDED IN THE EAFE INDEX, WHICH THE MANAGER BELIEVES ARE UNDERVALUED. WITHIN THIS UNIVERSE, EMPHASIS IS PLACED ON ADDING VALUE TO THE PORTFOLIO THROUGH STOCK SELECTION. A STOCK'S EARNINGS TREND AND PRICE MOMENTUM AS WELL AS ITS COUNTRY'S VARIOUS ECONOMIC INDICATORS ARE SEVERAL FACTORS CONSIDERED IN STOCK SELECTION. THE PORTFOLIO MAY INVEST MORE THAN 25% OF ITS ASSETS IN JAPANESE STOCKS OR IN UNITED KINGDOM STOCKS.

RECENT PORTFOLIO MANAGEMENT ACTIVITY1:
     o IN RESPONSE TO THE ECONOMIC DETERIORATION AT THE BEGINNING OF THE PERIOD, THE EUROPEAN CENTRAL BANK AND THE BANK OF ENGLAND CUT INTEREST RATES 0.5% AND 0.75%, RESPECTIVELY. DURING THE PERIOD, THE EQUITY MARKETS EXPERIENCED AN INITIAL TURNAROUND FROM PREVIOUS QUARTERS ON THE BELIEF THAT AN END TO THE RECESSION WAS NEARING. INVESTORS SOUGHT EXPOSURE TO CYCLICAL SECTORS, AS TECHNOLOGY SIGNIFICANTLY OUTPERFORMED EARLY IN THE PERIOD. FOLLOWING THE INITIAL REBOUND, VALUATIONS REACHED HIGH LEVELS AND THOSE SECTORS WHICH WERE AT THE FOREFRONT OF THE CHARGE, SUBSEQUENTLY SAW A RETREAT THROUGH JANUARY AND FEBRUARY AS ENERGY AND CONSUMER STAPLES OUTPERFORMED. OVERALL FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2002, INTERNATIONAL EQUITY MARKETS POSTED RETURNS OF 6.91% AS MEASURED BY THE EAFE INDEX. THE ASIAN EX-JAPAN AND EUROPEAN MARKETS WERE STRONGER PERFORMERS WITH JAPAN BEING A NOTABLE LAGGARD, WITH A DECLINE OF 4.9% IN DOLLAR TERMS.
     o EARLY IN THE PERIOD THE PORTFOLIO HELD A POSITIVE VIEW IN ASIA EX-JAPAN, ASSUMING THAT THE MORE TRADE DEPENDENT ECONOMIES WOULD BE TREATED POSITIVELY AS PROXIES FOR A REBOUND IN GLOBAL TRADE AND WEIGHTINGS WERE INCREASED SHARPLY. SUBSEQUENTLY THE PORTFOLIO MOVED A SIGNIFICANT PORTION OF THIS ALLOCATION INTO EMERGING MARKETS WHICH ARE BENEFITING FROM THE SAME PICK UP IN ECONOMIC ACTIVITY, A FURTHER DECLINE IN INTEREST RATES AND MORE ATTRACTIVE EQUITY VALUATIONS. JAPAN CONTINUES TO SUFFER FROM SIGNIFICANT STRUCTURAL AND POLITICAL WOES AND IS NOW BELIEVED TO BE AT OR NEAR AN ECONOMIC BOTTOM. THE JAPANESE YEN NOTABLY WEAKENED OVER THE PERIOD. THE WEAKNESS OF THE JAPANESE MARKET LED TO SELECTIVE BUYING OPPORTUNITIES OVER THE PROGRESSION OF THE PERIOD AS THE PORTFOLIO SLIGHTLY REDUCED ITS UNDERWEIGHT POSITION. DESPITE TAKING ADVANTAGE OF THE OVERSOLD JAPANESE MARKET, MAINTAINING A MODEST UNDERWEIGHT IN THE COUNTRY HELPED PERFORMANCE. IN RESPONSE TO OVERCAPACITY, THE PORTFOLIO REDUCED EXPOSURE TO THE TELECOM, TECHNOLOGY AND INFORMATION TECHNOLOGY SECTORS.
     o OVER THE PERIOD, THE PERFORMANCE OF THE PORTFOLIO WAS MOSTLY IN LINE WITH ITS BENCHMARK. OVERALL, WITH LIMITED SIGNS OF INFLATIONARY PRESSURE IN THE MARKETPLACE AND THE BELIEF THAT MOST MAJOR ECONOMIES WILL BE GROWING AT A SUB-PAR PACE, THE PORTFOLIO CONTINUES TO FOCUS ON BUSINESS FRANCHISES WITH STRONG BALANCE SHEETS AND SUSTAINABLE PRICING POWER. THE PORTFOLIO ENDED THE PERIOD OVERWEIGHT INDUSTRIALS AND HEALTHCARE AND UNDERWEIGHT FINANCIALS AND INFORMATION TECHNOLOGY.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL EQUITY PORTFOLIO AND THE EAFE INDEX FROM INCEPTION AND AT EACH SEMI-ANNUAL
                                  PERIOD END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

        Institutional Service    Investor    Investor     Investor    MSCI EAFE
            Class      Class      A Class     B Class      C Class      Index

4/27/92   $10,000     $10,000      $9,500     $10,000      $10,000     $10,000
6/30/92    10,429      10,429       9,908      10,430       10,430       9,529
9/30/92     9,938       9,938       9,442       9,939        9,939       9,682
12/31/92    9,816       9,816       9,327       9,817        9,817       9,317
3/31/93    10,962      10,962      10,415      10,963       10,963      10,443
6/30/93    11,602      11,602      11,024      11,604       11,604      11,502
9/30/93    12,692      12,692      12,058      12,693       12,693      12,273
12/31/93   13,435      13,423      12,747      13,418       13,418      12,386
3/31/94    13,591      13,569      12,886      13,564       13,564      12,827
6/30/94    13,643      13,621      12,916      13,596       13,596      13,492
9/30/94    14,050      14,007      13,293      13,992       13,992      13,513
12/31/94   13,468      13,428      12,732      13,392       13,392      13,385
3/31/95    13,371      13,332      12,630      13,263       13,263      13,644
6/30/95    13,854      13,796      13,069      13,692       13,692      13,753
9/30/95    14,394      14,318      13,560      14,185       14,185      14,337
12/31/95   14,807      14,730      13,954      14,580       14,580      14,929
3/31/96    15,165      15,076      14,271      14,877       14,877      15,371
6/30/96    15,849      15,733      14,893      15,496       15,496      15,625
9/30/96    15,548      15,422      14,587      15,152       15,152      15,616
12/31/96   16,070      15,929      15,068      15,626       15,626      15,876
3/31/97    15,960      15,795      14,942      15,470       15,470      15,638
6/30/97    17,699      17,501      16,530      17,095       17,095      17,679
9/30/97    17,869      17,658      16,679      17,215       17,215      17,566
12/31/97   16,914      16,698      15,758      16,245       16,245      16,201
3/31/98    19,350      19,085      18,010      18,530       18,530      18,596
6/30/98    19,487      19,198      18,093      18,591       18,591      18,806
9/30/98    16,611      16,363      15,419      15,806       15,806      16,145
12/31/98   19,525      19,219      18,124      18,521       18,521      19,495
3/31/99    19,819      19,498      18,361      18,740       18,740      19,779
6/30/99    20,668      20,333      19,110      18,816       19,501      20,296
9/30/99    21,337      20,969      19,710      19,363       20,068      21,201
12/31/99   25,569      25,102      23,585      23,137       23,979      24,816
3/31/00    24,479      24,010      22,557      22,085       22,872      24,793
6/30/00    23,437      22,980      21,573      21,073       21,838      23,826
9/30/00    21,365      20,935      19,647      19,166       19,861      21,904
12/31/00   20,604      20,167      18,910      18,428       19,097      21,317
3/31/01    18,045      17,654      16,543      16,088       16,654      18,394
6/30/01    17,571      17,167      16,048      15,610       16,176      18,201
9/30/01    15,010      14,672      13,697      13,304       13,805      15,653
12/31/01   15,955      15,569      14,542      14,101       14,648      16,744
3/31/02    16,065      15,659      14,628      14,153       14,720      16,829

                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                             1 Year         3 Year        5 Year       From Inception
                                            --------        -------       -------      --------------
  Institutional Class                       (10.98)%        (6.73)%        0.15%           4.90%
  Service Class                             (11.29)%        (7.04)%       (0.17)%          4.63%
  Investor A Class (Load Adjusted)          (15.98)%        (8.86)%       (1.44)%          3.91%
  Investor A Class (NAV)                    (11.57)%        (7.30)%       (0.42)%          4.45%
  Investor B Class (Load Adjusted)          (15.98)%        (9.25)%       (1.96)%          3.94%
  Investor B Class (NAV)                    (12.03)%        (7.85)%       (1.06)%          3.94%
  Investor C Class (Load Adjusted)          (12.47)%        (7.73)%       (0.99)%          3.97%
  Investor C Class (NAV)                    (11.62)%        (7.73)%       (0.99)%          3.97%
--------------------------------------------------------------------------------

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 4/27/92; Investor A Shares, 6/2/92; Service Shares, 7/29/93; Investor B Shares, 10/3/94; and Investor C Shares, 12/5/96. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

                                                                            ----
                                                                              11
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                    INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/02): $140.5 MILLION

PERFORMANCE BENCHMARK:
     SALOMON BROTHERS EXTENDED MARKETS WORLD EX-U.S. INDEX (EMW INDEX)

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN STOCKS OF FOREIGN SMALL CAPITALIZATION COMPANIES BELIEVED BY THE MANAGER TO HAVE FAVORABLE AND ABOVE-AVERAGE EARNINGS GROWTH PROSPECTS AND MARKET CAPITALIZATION EQUAL TO THOSE WITHIN THE UNIVERSE OF SALOMON BROTHERS EXTENDED MARKETS WORLD EX-U.S. INDEX STOCKS. THE PORTFOLIO MAY INVEST UP TO 25% OF ITS NET ASSETS IN STOCKS OF ISSUERS IN EMERGING MARKET COUNTRIES. THE PORTFOLIO MAY ALSO INVEST MORE THAN 25% OF ITS ASSETS IN SECURITIES WHOSE ISSUERS ARE LOCATED IN JAPAN, THE UNITED KINGDOM, FRANCE OR GERMANY.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o OVER THE SEMI-ANNUAL PERIOD, EQUITY MARKETS SAW MIXED RESULTS ACROSS GROWTH AND VALUE STOCKS, AS LEADERSHIP AMONG INDIVIDUAL STOCKS AND SECTORS WAS SHORT-LIVED IN THE MARKETPLACE. FOLLOWING THE EASINGS OF 1.25% BY THE FEDERAL RESERVE IN RESPONSE TO DETERIORATING ECONOMIC CONDITIONS, INVESTORS SOUGHT EXPOSURE TO CYCLICAL SECTORS, NAMELY TECHNOLOGY, WHICH OUTPERFORMED IN ANTICIPATION OF A QUICK ECONOMIC RECOVERY. HOWEVER, INVESTORS BECAME INCREASINGLY CAUTIOUS OF STOCKS THAT WERE TRADING AT HIGH VALUATIONS RELATIVE TO THEIR EARNINGS PROSPECTS. THIS LED TO PROFIT TAKING IN THE GROWTH SECTORS, ALLOWING VALUE STOCKS TO AGAIN COME INTO FAVOR AS INVESTORS CONCENTRATED ON CORPORATE EARNINGS DUE TO CONCERNS OVER ACCOUNTING PRACTICES AND THE ESCALATING VIOLENCE IN THE MIDEAST.
     o CURRENTLY, THE MANAGER HAS ADOPTED A STRATEGY WITH A TILT TOWARDS COMPANIES THAT SHOULD PERFORM WELL DURING AN ECONOMIC REBOUND, WHILE CLOSELY MONITORING POSITIONS IN HIGH-PRICED SECTORS. DURING THE PERIOD WE BUILT POSITIONS IN CHEMICAL AND CAPITAL GOODS COMPANIES, AND IN TRANSPORTATION AND TRAVEL RELATED BUSINESSES, WHICH ARE BEGINNING TO BENEFIT FROM INCREASING PASSENGER VOLUMES, CARGO LOADS, AND FREIGHT RATES. THE PORTFOLIO REDUCED EXPOSURE TO CONSUMER NON-CYCLICAL COMPANIES AND HEALTH CARE PRODUCT AND DRUG BUSINESSES, WHILE IT PRESERVED AN AGGRESSIVE OVERWEIGHT IN TAIWANESE TECHNOLOGY COMPANIES. THESE TECHNOLOGY COMPANIES ARE WELL POSITIONED TO BENEFIT FROM AN INCREASE IN OUTSOURCING FROM INTERNATIONAL MANUFACTURERS AND TRADE AT AN ATTRACTIVE RELATIVE VALUE TO THEIR U.S. AND EUROPEAN PEERS.
     o THE PORTFOLIO'S COUNTRY POSITIONING, WHICH IS SIGNIFICANTLY OVERWEIGHT ASIA EX-JAPAN, HAS POSITIVELY CONTRIBUTED TO PERFORMANCE. WE ARE BROADLY INVESTED IN THE REST OF THE PACIFIC RIM AND CONTINUE TO ADD TO POSITIONS IN RETAIL STOCKS IN KOREA AND HONG KONG IN ORDER TO TAKE ADVANTAGE OF IMPROVING DOMESTIC CONSUMPTION IN THE REGION. IN EUROPE, WE REDUCED EXPOSURE TO NON-CORE DEFENSIVE HOLDINGS WHILE PRESERVING INVESTMENTS IN EARLY CYCLICAL COMPANIES, SUCH AS CHEMICAL COMPANIES AND MEDIA AND ADVERTISING BUSINESSES.
     o OVERALL, WITH PERFORMANCE GREATLY VARYING WITHIN EACH SECTOR, SECURITY SELECTION ON AN ISSUE-BY-ISSUE BASIS WILL REMAIN AS THE KEY TO NAVIGATING THE MARKETS IN THE NEAR FUTURE.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL SMALL CAP EQUITY PORTFOLIO AND THE SALOMON EMW EX-US FROM INCEPTION AND AT SEMI-ANNUAL
                                  PERIOD END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Institutional Service   Investor  Investor   Investor     Salomon
           Class        Class     A Class   B Class    C Class     EMW EXUS

9/26/97   $10,000     $10,000     $9,500    $10,000    $10,000     $10,000
12/31/97    9,458       9,447      8,996      9,458      9,458       8,943
3/31/98    11,354      11,343     10,786     11,324     11,324      10,431
6/30/98    11,966      11,954     11,348     11,896     11,896      10,393
9/30/98     9,588       9,587      9,090      9,508      9,508       8,821
12/31/98   10,510      10,506      9,934     10,367     10,367       9,982
3/31/99    10,736      10,709     10,125     10,568     10,568      10,123
6/30/99    12,689      12,649     11,960     12,452     12,452      10,746
9/30/99    14,563      14,488     13,699     14,247     14,247      11,292
12/31/99   26,452      26,316     24,883     25,829     25,829      12,329
3/31/00    32,969      32,748     30,952     32,088     32,088      12,579
6/30/00    28,436      28,239     26,686     27,605     27,605      12,359
9/30/00    27,964      27,756     26,206     27,067     27,067      11,856
12/31/00   24,301      24,081     22,742     23,445     23,434      11,197
3/31/01    20,986      20,777     19,619     20,179     20,182      10,003
6/30/01    21,544      21,249     20,112     20,658     20,648      10,308
9/30/01    18,453      18,206     17,199     17,285     17,640       8,721
12/31/01   20,128      19,857     18,737     19,184     19,187       9,441
3/31/02    22,624      22,304     21,038     21,062     21,495      10,008

                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                                1 Year           3 Year          From Inception
                                                ------           ------          --------------
  Institutional Class                            7.81%           28.21%             19.91%
  Service Class                                  7.35%           27.71%             19.52%
  Investor A Class (Load Adjusted)               1.88%           25.45%             17.93%
  Investor A Class (NAV)                         7.24%           27.61%             19.29%
  Investor B Class (Load Adjusted)               2.01%           25.97%             18.21%
  Investor B Class (NAV)                         6.51%           26.70%             18.46%
  Investor C Class (Load Adjusted)               5.51%           26.70%             18.46%
  Investor C Class (NAV)                         6.51%           26.70%             18.46%
--------------------------------------------------------------------------------

The inception date of the Portfolio's Institutional, Service, Investor A, Investor B, and Investor C Shares was 9/26/97. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

----
 12
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                          ASIA PACIFIC EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/02): $2.1 MILLION

PERFORMANCE BENCHMARK:
     MSCI ALL COUNTRY ASIA PACIFIC INDEX

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN STOCKS OF ASIA PACIFIC REGION COMPANIES (INCLUDING COMPANIES LOCATED IN EMERGING MARKET COUNTRIES) WITH MARKET CAPITALIZATION OF AT LEAST $500 MILLION, WHOSE EARNINGS, THE MANAGER BELIEVES, ARE IN A STRONG GROWTH TREND OR WHOSE STOCK THE MANAGER BELIEVES IS UNDERVALUED. THE MANAGER SEEKS TO ACHIEVE CONSISTENT AND SUSTAINABLE PERFORMANCE BY TAKING ADVANTAGE OF MARKET INEFFICIENCIES THROUGH A LONG TERM, DISCIPLINED AND OBJECTIVE INVESTMENT PROCESS.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o THE PACIFIC REGION EX-JAPAN SAW INCREASING SIGNS OF RECOVERY DURING THE SIX MONTHS ENDED MARCH 31, 2002 THROUGH IMPROVING ECONOMIC INDICATORS. FOR THE PERIOD, THE MSCI ALL COUNTRY ASIA PACIFIC INDEX RETURNED 8.53%. DURING THE FIRST HALF OF THE PERIOD, REGIONAL MARKETS WERE MIXED. OUTPERFORMANCE WAS SEEN FROM CYCLICAL SECTORS SUCH AS TECHNOLOGY, ON THE GROWING PERCEPTION OF AN ECONOMIC TURNAROUND. EXPORTING IN THESE REGIONS GREATLY PICKED UP AS DEMAND IN THE U.S. ROSE MORE THAN EXPECTED DURING THE PERIOD.
     o IN JAPAN, DOMESTIC DEMAND IS GENERALLY NEGATIVE WITH UNEMPLOYMENT AT HISTORICAL HIGHS AND BANKRUPTCIES ON THE RISE. A NEAR 10% DECLINE IN THE YEN OVER THE PERIOD BENEFITED JAPAN'S COMPETITIVE POSITION IN EXPORTING. OVER THE FINAL TWO MONTHS OF THE PERIOD, JAPANESE EQUITIES REBOUNDED SHARPLY IN REACTION TO GOVERNMENTAL POLICIES ON SHORT SELLING AND THE MARKET, IN GENERAL, BEING OVERSOLD. HIGHER PRICED JAPANESE SECURITIES AND THE SEMICONDUCTOR INDUSTRY WERE THE PRIMARY PARTICIPANTS IN THE MARKET TURNAROUND. CLOSING OUT THE PERIOD, SUSTAINABILITY OF THE RECENT RALLY IN JAPANESE EQUITIES REMAINS MUCH IN QUESTION.
     o IN THE PACIFIC BASIN EX-JAPAN, THE MARKETS MAINTAINED A POSITIVE MOMENTUM THROUGHOUT THE PERIOD WITH LARGE CAP STOCKS INITIALLY PERFORMING WELL, THEN GIVING WAY TO THE OUTPERFORMANCE OF SMALLER COMPANIES OVER THE SECOND QUARTER. SOUTH KOREA WAS A LEADER OVER THE ENTIRE PERIOD AS IT OFFERS THE BEST LIQUID EXPOSURE TO A GLOBAL RECOVERY, YET BOASTS A STRONG DOMESTIC DEMAND. NOTICEABLE UNDERPERFORMERS FOR THE PERIOD WERE HONG KONG AND AUSTRALIA, WHICH SUFFERED FROM DEFLATIONARY PRESSURES AND INTEREST RATE EXPECTATIONS, RESPECTIVELY. ECONOMICALLY SENSITIVE SECTORS, SUCH AS TECHNOLOGY AND CONSUMER DURABLES, FARED MUCH BETTER THAN DEFENSIVE INDUSTRIES DUE TO THE MARKET'S ANTICIPATION OF AN ECONOMIC RECOVERY.
     o THE PORTFOLIO WAS BIASED TOWARDS COUNTRIES THAT COULD SUSTAIN DEMAND IN DOMESTIC MARKETS AS WELL AS BENEFIT FROM AN ECONOMIC RECOVERY. OUR EXPOSURES TO SOUTH KOREA AND THAILAND AS WELL AS JAPANESE EXPORTERS ARE POSITIONS THAT SHOULD STAND TO BENEFIT FROM A MODERATE CYCLICAL RECOVERY IN 2002. THE PORTFOLIO'S UNDERWEIGHT POSITION IN JAPAN ADDED TO PERFORMANCE, WHILE OVERWEIGHTS IN HONG KONG AND THE WEAK PROPERTY SECTOR CONTRIBUTED NEGATIVELY TO RETURNS.

    COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ASIA PACIFIC EQUITY PORTFOLIO AND THE MSCI ALL COUNTRY ASIA PACIFIC INDEX FROM INCEPTION AND
                              AT EACH QUARTER-END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                                    MSCI
         Institutional Service     Investor  Investor  Investor  All Country
           Class        Class       A Class   B Class   C Class  Asia Pacific

6/23/00  $10,000      $10,000       $9,500    $10,000   $10,000    $10,000
6/30/00   10,190       10,190        9,690     10,190    10,190     10,100
7/31/00    9,390        9,390        8,892      9,390     9,390      9,175
8/31/00    9,870        9,861        9,338      9,861     9,861      9,537
9/30/00    9,250        9,211        8,749      9,221     9,230      8,899
10/31/00   8,600        8,560        8,131      8,571     8,581      8,325
11/30/00   8,566        8,517        8,099      8,527     8,537      8,019
12/31/00   8,238        8,199        7,778      8,188     8,199      7,701
1/31/01    8,289        8,302        7,827      8,229     8,240      7,927
2/28/01    7,920        7,922        7,476      7,861     7,861      7,923
3/31/01    7,531        7,532        7,106      7,471     7,482      7,473
4/30/01    8,043        8,045        7,564      7,974     7,974      7,871
5/31/01    8,053        8,055        7,574      7,974     7,985      7,852
6/30/01    7,592        7,594        7,106      7,502     7,513      7,512
7/31/01    7,028        7,030        6,561      6,949     6,949      7,033
8/31/01    6,844        6,846        6,386      6,765     6,755      6,896
9/30/01    6,312        6,313        5,899      5,953     6,201      6,113
10/31/01   6,353        6,354        5,909      6,221     6,181      6,232
11/30/01   6,568        6,570        6,104      6,457     6,458      6,529
12/31/01   6,205        6,195        5,796      6,132     6,133      5,975
1/31/02    6,241        6,243        5,804      6,101     6,062      6,000
2/28/02    6,772        6,761        6,296      6,658     6,659      6,706
3/31/02    6,401        6,371        5,972      6,065     6,318      6,317

                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                                   1 Year      From Inception
                                                  --------     --------------
  Institutional Class                             (10.43)%        (19.93)%
  Service Class                                   (11.02)%        (20.21)%
  Investor A Class (Load Adjusted)                (16.28)%        (23.25)%
  Investor A Class (NAV)                          (11.92)%        (20.98)%
  Investor B Class (Load Adjusted)                (14.95)%        (22.59)%
  Investor B Class (NAV)                          (10.97)%        (20.56)%
  Investor C Class (Load Adjusted)                (11.92)%        (20.56)%
  Investor C Class (NAV)                          (11.10)%        (20.56)%
--------------------------------------------------------------------------------

The inception date of the Portfolio's Institutional, Service, Investor A, Investor B, and Investor C Shares was 6/23/00. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

                                                                            ----
                                                                             13
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                    INTERNATIONAL EMERGING MARKETS PORTFOLIO

TOTAL NET ASSETS (3/31/02): $42.4 MILLION

PERFORMANCE BENCHMARK:
     MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ("EMF")

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN STOCKS OF COMPANIES LOCATED IN EMERGING MARKET COUNTRIES, WHICH THE MANAGER BELIEVES ARE UNDERVALUED. INVESTMENTS ARE MADE IN COUNTRIES CONSIDERED TO BE "EMERGING" OR "DEVELOPING" BY THE WORLD BANK, THE INTERNATIONAL FINANCE CORPORATION OR THE UNITED NATIONS. WITHIN THIS UNIVERSE, EMPHASIS IS PLACED ON ADDING VALUE TO THE PORTFOLIO THROUGH STOCK SELECTION. A STOCK'S EARNINGS TREND AND PRICE MOMENTUM AS WELL AS ITS COUNTRY'S VARIOUS ECONOMIC INDICATORS ARE SEVERAL FACTORS CONSIDERED IN STOCK SELECTION.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o EMERGING MARKETS CLIMBED 39.79% OVER THE SIX-MONTH PERIOD ENDED
MARCH 31, 2002, AS MEASURED BY THE MSCI EMF INDEX, AND MAINTAINED RELATIVELY STRONG PERFORMANCE THROUGHOUT THE ENTIRE TERM. THE GENERAL STRENGTH REFLECTED OPTIMISTIC INVESTOR SENTIMENT FOCUSING ON RECOVERY IN THE GLOBAL MARKETS. EARLY IN THE PERIOD, ASIAN GOVERNMENTS ATTEMPTED TO STIMULATE DOMESTIC ECONOMIES IN ORDER TO REMAIN COMPETITIVE IN EXPORT MARKETS, ALLOWING REGIONAL CURRENCIES TO SLIP AGAINST THE U.S. DOLLAR. TECHNOLOGY, NAMELY IN KOREA AND TAIWAN, INITIALLY SHOWED THE LARGEST GAINS AS CYCLICAL STOCKS BEGAN TO INCREASE MOMENTUM. THE ECONOMIC RECOVERY WITNESSED IN THE EMERGING MARKETS WAS MOSTLY DRIVEN BY RESURGENCE IN DOMESTIC DEMAND RATHER THAN A PUSH FROM FOREIGN CAPITAL SPENDING. THIS SHOULD BODE WELL FOR THESE ECONOMIES, AS THE MARKETS WILL HAVE ROOM TO PERFORM EVEN IF THE GLOBAL MARKETS EXPERIENCE A MUTED RECOVERY.
     o THE RUSSIAN ECONOMY REMAINED IN FAVOR AND A RECOVERING U.S. MARKET SHOULD HERALD ECONOMIC RECOVERY IN MEXICO AND ASIA AS WELL. ARGENTINA AND BRAZIL SUFFERED UNDERPERFORMANCE EARLY IN THE PERIOD ON FURTHER DETERIORATION AND TIGHTENING OF MONETARY POLICY, RESPECTIVELY. SOUTH AFRICA, WHICH INITIALLY UNDERPERFORMED SIGNIFICANTLY ON A LOSS OF MONETARY CONFIDENCE, REBOUNDED NICELY OVER THE SECOND HALF OF THE PERIOD THROUGH A STRENGTHENING IN THE RAND AS WELL AS COMMODITY PRICES.
     o DESPITE POSTING SIGNIFICANT TOTAL RETURNS DURING THE PERIOD, THE PORTFOLIO LAGGED THE PERFORMANCE OF ITS BENCHMARK. THE PORTFOLIO IS MOSTLY IN LINE WITH THE INDEX RELATIVE TO COUNTRY WEIGHTINGS AND ATTRIBUTES PERFORMANCE FROM GOOD STOCK SELECTION PRIMARILY IN THE ASIAN MARKETS OF THAILAND AND THE PHILIPPINES. THE FUND MAINTAINS AN OVERWEIGHT POSITION IN MATERIALS AND IS UNDERWEIGHT FINANCIALS DUE PRIMARILY TO EXPOSURE TO THE CREDIT CYCLE.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE EMERGING MARKETS PORTFOLIO AND THE MSCI EMERGING MARKETS FREE INDEX FROM INCEPTION AND AT EACH
                            SEMI-ANNUAL PERIOD END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                                      MSCI
        Institutional Service     Investor  Investor   Investor     Emerging
          Class        Class       A Class   B Class    C Class    Free Index

6/17/94   $10,000     $10,000      $9,500    $10,000    $10,000     $10,000
6/30/94     9,960       9,960       9,462      9,960      9,960      10,058
9/30/94    10,560      10,550      10,013     10,540     10,540      12,076
12/31/94    9,142       9,131       8,665      9,121      9,121      10,340
3/31/95     8,071       8,060       7,637      8,039      8,039       9,060
6/30/95     8,758       8,736       8,272      8,707      8,707      10,001
9/30/95     8,478       8,450       7,997      8,418      8,418       9,937
12/31/95    7,992       7,955       7,529      7,925      7,925       9,803
3/31/96     8,810       8,760       8,291      8,727      8,727      10,413
6/30/96     9,327       9,267       8,770      9,221      9,221      10,848
9/30/96     9,069       9,008       8,515      8,943      8,943      10,456
12/31/96    8,973       8,905       8,418      8,820      8,820      10,394
3/31/97    10,197      10,114       9,552      9,743      9,743      11,274
6/30/97    10,954      10,856      10,244     10,436     10,436      12,276
9/30/97    10,080       9,976       9,411      9,573      9,573      11,175
12/31/97    8,160       8,073       7,611      7,730      7,730       9,217
3/31/98     8,117       8,021       7,561      7,659      7,659       9,788
6/30/98     6,286       6,218       5,845      5,913      5,913       7,478
9/30/98     4,677       4,627       4,349      4,391      4,391       5,832
12/31/98    5,171       5,101       4,798      4,841      4,841       6,881
3/31/99     5,406       5,334       5,007      5,045      5,045       7,737
6/30/99     7,084       6,978       6,564      6,597      6,597       9,625
9/30/99     6,507       6,409       6,025      6,046      6,046       9,129
12/31/99    8,726       8,584       8,065      8,068      8,068      11,453
3/31/00     8,597       8,457       7,944      7,935      7,935      11,731
6/30/00     7,660       7,524       7,073      7,036      7,036      10,539
9/30/00     6,626       6,507       6,101      6,065      6,056       9,169
12/31/00    5,674       5,489       5,229      5,177      5,178       7,948
3/31/01     5,290       5,107       4,859      4,809      4,810       7,515
6/30/01     5,608       5,404       5,139      5,085      5,086       7,811
9/30/01     4,403       4,249       4,027      3,982      3,983       6,119
12/31/01    5,345       5,182       4,888      4,819      4,820       7,746
3/31/02     5,903       5,723       5,389      5,310      5,310       8,624

                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                             1 Year         3 Year        5 Year       From Inception
                                             ------         ------       -------       --------------
  Institutional Class                        11.59%          2.97%       (10.36)%         (6.54)%
  Service Class                              12.03%          2.37%       (10.77)%         (6.92)%
  Investor A Class (Load Adjusted)            5.28%          0.77%       (11.72)%         (7.63)%
  Investor A Class (NAV)                     10.93%          2.48%       (10.81)%         (7.02)%
  Investor B Class (Load Adjusted)            5.90%          0.58%       (12.23)%         (7.50)%
  Investor B Class (NAV)                     10.40%          1.72%       (11.43)%         (7.50)%
  Investor C Class (Load Adjusted)            9.40%          1.72%       (11.43)%         (7.50)%
  Investor C Class (NAV)                     10.40%          1.72%       (11.43)%         (7.50)%
--------------------------------------------------------------------------------

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, Service Shares and Investor A Shares, 6/17/94; Investor B Shares, 4/25/96; and Investor C Shares, 3/21/97. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

----
 14
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SELECT EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/02): $749.7 MILLION

PERFORMANCE BENCHMARK:
     S&P 500 INDEX

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION WITH CURRENT INCOME AS A SECONDARY OBJECTIVE BY INVESTING PRIMARILY IN STOCKS OF COMPANIES WITH MARKET CAPITALIZATION ABOVE $1 BILLION. THE MANAGER INITIALLY SCREENS FOR "VALUE" AND "GROWTH" STOCKS THAT ARE BELIEVED TO OFFER ATTRACTIVE RETURNS THROUGH CAPITAL APPRECIATION. THE PORTFOLIO TYPICALLY WILL MAINTAIN COMPARABLE SECTOR WEIGHTINGS TO THE BENCHMARK, THE S&P 500 INDEX, WHILE OVERWEIGHTING OR UNDERWEIGHTING SPECIFIC STOCKS WITHIN THOSE SECTORS AS THE MANAGER IDENTIFIES MARKET OPPORTUNITIES.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o IN RESPONSE TO THE MARKET DETERIORATION AT THE BEGINNING OF THE PERIOD, THE FEDERAL RESERVE CUT INTEREST RATES 1.25%. DURING THE PERIOD, THE MARKETS EXPERIENCED AN INITIAL TURNAROUND FROM PREVIOUS QUARTERS ON THE BELIEF THAT AN END TO THE RECESSION WAS NEARING. THE PORTFOLIO'S MODEST GROWTH TILT BENEFITED PERFORMANCE AT THE ONSET OF THE PERIOD WHEN ECONOMICALLY SENSITIVE SECTORS, SUCH AS TECHNOLOGY WERE IN FAVOR. AS THE PERIOD PROGRESSED, HOWEVER, MANY COMPANIES FACED ACCOUNTING PRESSURES FOLLOWING THE ENRON DEBACLE. THE ENSUING HESITATION IN THE EQUITY MARKETS, COUPLED WITH ESCALATING VIOLENCE OVERSEAS, ULTIMATELY LED TO UNCERTAINTY IN THE MARKETPLACE. AS A RESULT, THE PERFORMANCE OF GROWTH STOCKS TRENDED DOWNWARD DESPITE MORE UPBEAT ECONOMIC DATA AS INVESTORS ONCE AGAIN SOUGHT EXPOSURE TO COMPANIES TRADING AT GOOD VALUES RELATIVE TO THEIR EARNINGS.
     o WEAKNESS EARLY IN THE PERIOD CAN BE DIRECTLY ATTRIBUTED TO SPECIFIC STOCK ISSUES WITHIN THE ENERGY AND UTILITY SECTORS AS CALPINE, ENRON AND HALIBURTON CAME UNDER PRESSURE. OVER THE LATTER PART OF THE PERIOD, POSITIONS HELD IN TYCO, AOL TIME WARNER, GATEWAY AND WORLDCOM NEGATIVELY IMPACTED PERFORMANCE AS COMPANY SPECIFIC NEWS DROVE THEIR RESPECTIVE STOCK PRICES DOWN LEADING TO UNDERPERFORMANCE RELATIVE TO THE BENCHMARK FOR THE PERIOD. HOWEVER, OUR SELECTIVE APPROACH WITHIN THE TECHNOLOGY SECTOR BENEFITED THE PORTFOLIO, AS WE CHOSE NAMES THAT OUTPERFORMED ON A RELATIVE BASIS, SUCH AS TEXAS INSTRUMENTS.
     o CURRENTLY, THE PORTFOLIO MAINTAINS LARGE OVERWEIGHTS IN TRANSPORTATION, CONSUMER SERVICES AND SOFTWARE. THESE ARE THREE SECTORS THAT ARE SENSITIVE TO THE ECONOMIC ENVIRONMENT AND SHOULD BENEFIT FROM A PICKUP IN CONSUMER ACTIVITY. SIGNIFICANT UNDERWEIGHTS IN THE PORTFOLIO ARE IN CONSUMER STAPLES, TECHNOLOGY AND RETAIL. GOING FORWARD, WE ARE MORE CONFIDENT THAT THE CURRENT ECONOMIC ENVIRONMENT HAS BOTTOMED OUT AND IS POISED FOR RENEWED GROWTH IN THE UPCOMING YEAR. THE PORTFOLIO IS CURRENTLY POSITIONED IN COMPANIES THAT ARE ECONOMICALLY SENSITIVE AND WOULD BENEFIT FROM AN UPWARD TREND IN THE ECONOMY. IN ADDITION, WE CONTINUE TO FOCUS ON COMPANIES WITH SOUND FUNDAMENTALS THAT WE BELIEVE ARE UNDERVALUED AT CURRENT LEVELS.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY PORTFOLIO AND THE S&P 500 INDEX FROM INCEPTION AND AT EACH SEMI-ANNUAL PERIOD
                                      END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Institutional Service   Investor    Investor    Investor     S&P 500
            Class       Class     A Class     B Class     C Class      Index

9/13/93    $10,000     $10,000     $9,550     $10,000     $10,000     $10,000
9/30/93      9,970       9,970      9,521       9,970       9,970      10,058
12/31/93    10,114      10,108      9,653      10,108      10,108      10,232
3/31/94      9,730       9,718      9,278       9,715       9,715       9,844
6/30/94      9,784       9,766      9,331       9,770       9,770       9,886
9/30/94     10,148      10,124      9,659      10,114      10,114      10,369
12/31/94     9,987       9,958      9,498       9,945       9,945      10,367
3/31/95     10,911      10,872     10,366      10,855      10,855      11,377
6/30/95     11,704      11,643     11,098      11,621      11,621      12,463
9/30/95     12,561      12,497     11,908      12,470      12,470      13,454
12/31/95    13,312      13,223     12,595      13,189      13,189      14,264
3/31/96     13,989      13,898     13,221      13,844      13,844      15,030
6/30/96     14,630      14,513     13,812      14,443      14,443      15,705
9/30/96     15,054      14,924     14,197      14,821      14,821      16,190
12/31/96    16,469      16,316     15,528      16,160      16,160      17,539
3/31/97     16,904      16,735     15,922      16,084      16,084      18,009
6/30/97     19,856      19,649     18,674      19,367      19,367      21,152
9/30/97     21,448      21,210     20,152      20,852      20,852      22,761
12/31/97    21,648      21,392     20,317      20,986      20,986      23,407
3/31/98     24,633      24,329     23,098      23,812      23,812      26,675
6/30/98     25,175      24,847     23,583      24,272      24,272      27,561
9/30/98     22,320      22,010     20,883      21,456      21,456      24,843
12/31/98    26,974      26,583     25,204      25,849      25,849      30,137
3/31/99     28,177      27,748     26,315      26,913      26,913      31,632
6/30/99     30,341      29,859     28,299      27,936      28,900      33,821
9/30/99     28,339      27,865     26,403      26,003      26,900      31,734
12/31/99    32,578      32,000     30,316      29,893      30,825      36,456
3/31/00     33,109      32,509     30,798      30,294      31,238      37,293
6/30/00     31,695      31,088     29,437      28,915      29,816      36,222
9/30/00     30,649      30,043     28,421      27,869      28,734      35,871
12/31/00    33,549      32,910     31,155      25,132      25,929      33,062
3/31/01     28,114      27,552     26,074      21,008      21,674      29,141
6/30/01     29,286      28,682     27,127      21,816      22,509      30,846
9/30/01     23,980      23,467     22,201      17,807      18,372      26,318
12/31/01    26,387      25,812     24,386      19,539      20,159      29,130
3/31/02     25,363      24,787     23,432      18,730      19,325      29,210

                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                             1 Year         3 Year         5 Year       From Inception
                                            --------       --------       -------       --------------
  Institutional Class                        (9.78)%        (9.37)%        4.42%           9.06%
  Service Class                             (10.03)%        (9.64)%        4.11%           8.75%
  Investor A Class (Load Adjusted)          (14.18)%       (11.17)%        3.00%           8.01%
  Investor A Class (NAV)                    (10.13)%        (9.79)%        3.95%           8.59%
  Investor B Class (Load Adjusted)          (14.85)%       (11.84)%        2.79%           8.00%
  Investor B Class (NAV)                    (10.84)%       (10.47)%        3.15%           8.00%
  Investor C Class (Load Adjusted)          (11.70)%       (10.47)%        3.15%           8.01%
  Investor C Class (NAV)                    (10.84)%       (10.47)%        3.15%           8.01%
--------------------------------------------------------------------------------

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 9/13/93; Service Shares, 9/15/93; Investor A Shares, 10/13/93; Investor B Shares, 3/27/96; and Investor C Shares, 9/27/96. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.


                                                                            ----
                                                                             15
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             INDEX EQUITY PORTFOLIO

ADVISOR TO THE INDEX MASTER PORTFOLIO:
     DIMENSIONAL FUND ADVISORS INC.

TOTAL NET ASSETS (3/31/02): $1.9 BILLION

PERFORMANCE BENCHMARK:
     S&P 500 INDEX

INVESTMENT APPROACH:
     UTILIZES A PASSIVE INVESTMENT STYLE THAT PURSUES THE REPLICATION OF THE RETURNS OF THE S&P 500 INDEX.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     o THE PORTFOLIO HOLDS SUBSTANTIALLY ALL OF THE STOCKS CONTAINED IN THE S&P 500 INDEX IN APPROXIMATELY THE SAME PROPORTION AS THEY ARE REPRESENTED IN THE INDEX BY INVESTING ALL OF ITS ASSETS IN THE U.S. LARGE COMPANY SERIES OF THE DFA INVESTMENT TRUST COMPANY.
     o ACCORDINGLY, THE PORTFOLIO POSTED A TOTAL RETURN SUBSTANTIALLY SIMILAR TO THAT OF THE S&P 500 INDEX.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INDEX EQUITY PORTFOLIO AND THE S&P 500 INDEX FROM INCEPTION AND AT EACH SEMI-ANNUAL PERIOD
                                      END.


[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

        Institutional Service    Investor  Investor   Investor      S&P 500
           Class       Class      A Class   B Class    C Class       Index

4/20/92  $10,000      $10,000     $9,700    $10,000    $10,000     $10,000
6/30/92    9,870        9,870      9,574      9,870      9,870       9,899
9/30/92   10,161       10,161      9,857     10,161     10,161      10,212
12/31/92  10,659       10,659     10,339     10,659     10,659      10,726
3/31/93   11,118       11,118     10,784     11,118     11,118      11,194
6/30/93   11,139       11,139     10,805     11,139     11,139      11,249
9/30/93   11,423       11,417     11,073     11,415     11,415      11,539
12/31/93  11,676       11,664     11,308     11,657     11,657      11,806
3/31/94   11,197       11,181     10,824     11,159     11,159      11,359
6/30/94   11,254       11,231     10,878     11,214     11,214      11,406
9/30/94   11,771       11,739     11,366     11,718     11,718      11,964
12/31/94  11,770       11,731     11,357     11,708     11,708      11,962
3/31/95   12,900       12,850     12,415     12,799     12,799      13,127
6/30/95   14,134       14,070     13,613     14,034     14,034      14,379
9/30/95   15,221       15,143     14,636     15,088     15,088      15,522
12/31/95  16,130       16,036     15,505     15,985     15,985      16,457
3/31/96   16,959       16,836     16,276     16,763     16,763      17,339
6/30/96   17,702       17,562     16,974     17,466     17,466      18,117
9/30/96   18,237       18,089     17,462     17,946     17,946      18,677
12/31/96  19,737       19,563     18,891     19,371     19,371      20,235
3/31/97   20,250       20,055     19,359     19,422     19,422      20,776
6/30/97   23,757       23,512     22,689     22,722     22,722      24,401
9/30/97   25,529       25,248     24,359     24,324     24,324      26,258
12/31/97  26,234       25,924     24,987     24,927     24,927      27,004
3/31/98   29,880       29,497     28,421     28,305     28,305      30,773
6/30/98   30,848       30,429     29,336     29,137     29,137      31,795
9/30/98   27,804       27,404     26,396     26,182     26,182      28,660
12/31/98  33,723       33,219     31,987     31,657     31,657      34,768
3/31/99   35,342       34,791     33,490     33,078     33,078      36,492
6/30/99   37,766       37,153     35,734     35,248     35,248      39,017
9/30/99   35,409       34,790     33,454     32,932     32,932      36,610
12/31/99  40,675       39,925     38,386     37,704     37,704      42,120
3/31/00   41,598       40,751     39,192     38,436     38,436      43,084
6/30/00   40,392       39,525     37,996     37,202     37,190      41,848
9/30/00   40,049       39,157     37,613     36,756     36,755      41,442
12/31/00  36,917       36,060     34,630     33,778     33,763      38,197
3/31/01   32,531       31,729     30,453     29,651     29,648      33,667
6/30/01   34,398       33,515     32,156     31,249     31,246      35,636
9/30/01   29,325       28,545     27,384     26,565     26,549      30,405
12/31/01  32,439       31,545     30,237     29,272     29,271      33,654
3/31/02   32,507       31,574     30,252     29,245     29,244      33,747


                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                              1 Year        3 Year         5 Year       From Inception
                                             -------        -------       -------       --------------
  Institutional Class                        (0.08)%        (2.75)%        9.93%          12.58%
  Service Class                              (0.49)%        (3.16)%        9.52%          12.26%
  Investor A Class (Load Adjusted)           (3.65)%        (4.32)%        8.68%          11.77%
  Investor A Class (NAV)                     (0.66)%        (3.33)%        9.34%          12.11%
  Investor B Class (Load Adjusted)           (5.80)%        (5.49)%        8.24%          11.62%
  Investor B Class (NAV)                     (1.37)%        (4.03)%        8.53%          11.62%
  Investor C Class (Load Adjusted)           (2.37)%        (4.03)%        8.53%          11.62%
  Investor C Class (NAV)                     (1.37)%        (4.03)%        8.53%          11.62%
--------------------------------------------------------------------------------

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 4/20/92; Investor A Shares, 6/2/92; Service Shares, 7/29/93; Investor B Shares, 2/7/96; and Investor C Shares, 8/14/96. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

----
 16
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO

TOTAL NET ASSETS (3/31/02): $319.2 MILLION

PERFORMANCE BENCHMARK:
     Equity Portion: S&P 500 INDEX

     Fixed Income Portion: LEHMAN BROTHERS AGGREGATE INDEX

INVESTMENT APPROACH:
     PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN A BLEND OF EQUITY AND FIXED INCOME SECURITIES SELECTED TO DELIVER RETURNS THROUGH THE COMBINATION OF CAPITAL APPRECIATION AND CURRENT INCOME. THE MANAGER INITIALLY SCREENS FOR "VALUE" AND "GROWTH" STOCKS FROM THE UNIVERSE OF COMPANIES WITH MARKET CAPITALIZATION ABOVE $1 BILLION AND WILL ADJUST THE BLEND OF VALUE/GROWTH STOCKS BASED ON PERFORMANCE EXPECTATIONS. THE PORTFOLIO NORMALLY WILL MAINTAIN AT MINIMUM A 25% ALLOCATION TO FIXED INCOME SECURITIES.

RECENT PORTFOLIO MANAGEMENT ACTIVITY 1:
     Equity:
     o IN RESPONSE TO THE MARKET DETERIORATION AT THE BEGINNING OF THE PERIOD, THE FEDERAL RESERVE CUT INTEREST RATES 1.25%. DURING THE PERIOD, THE MARKETS EXPERIENCED AN INITIAL TURNAROUND FROM PREVIOUS QUARTERS ON THE BELIEF THAT AN END TO THE RECESSION WAS NEARING. IN ANTICIPATION OF A QUICK ECONOMIC RECOVERY, INVESTORS INITIALLY ROTATED OUT OF VALUE STOCKS AND SOUGHT EXPOSURE TO CYCLICAL SECTORS, AS TECHNOLOGY POSTED STRONG GAINS EARLY IN THE PERIOD. HOPES OF PLAYING A RECOVERING ECONOMY, FOLLOWED BY WORRIES OVER CORPORATE ACCOUNTING STANDARDS AND INCREASED VIOLENCE IN THE MIDEAST, ULTIMATELY DROVE INVESTORS TO COMPANIES TRADING AT GOOD VALUES RELATIVE TO THEIR EARNINGS.
     o THE PORTFOLIO CURRENTLY MAINTAINS LARGE OVERWEIGHTS IN TRANSPORTATION, CONSUMER SERVICES AND SOFTWARE, AS WE ARE POSITIONED IN SECTORS AND COMPANIES THAT WOULD BENEFIT FROM ECONOMIC RECOVERY. GOING FORWARD, WE ARE MORE CONFIDENT THAT THE CURRENT ECONOMIC ENVIRONMENT HAS BOTTOMED OUT AND IS POISED FOR RENEWED GROWTH IN THE UPCOMING YEAR.
     o PERFORMANCE SUFFERED, AS THE PORTFOLIO UNDERPERFORMED THE BENCHMARK FOR THE PERIOD, PRIMARILY DUE TO OUR POSITIONS IN AOL TIME WARNER, WORLDCOM AND TYCO. STOCK SELECTION WITHIN TECHNOLOGY, IN SUCH NAMES AS TEXAS INSTRUMENTS AND APPLIED MATERIALS, COMBINED WITH AN OVERWEIGHT IN SEMICONDUCTORS, LED TO STRONG PERFORMANCE RELATIVE TO THE BENCHMARK WITHIN THOSE SECTORS.
     o IN FEBRUARY WE REDUCED OUR EQUITY EXPOSURE IN THE PORTFOLIO FROM APPROXIMATELY 65% TO 55% WITH THE PROCEEDS GOING TO BONDS. ALTHOUGH WE REDUCED OUR POSITION DUE TO THE DIFFICULT AND VOLATILE EARNINGS ENVIRONMENT, WE CONTINUE TO WATCH FOR SIGNS OF AN ACCELERATING ECONOMY, AND LOOK TO MOVE BACK INTO EQUITIES AS STOCKS BECOME MORE FAIRLY VALUED.
     Fixed Income:
     o THE YIELD ON THE 10-YEAR TREASURY ROSE FROM 4.59% ON SEPTEMBER 30, 2001 TO 5.40% ON MARCH 31, 2002. THROUGHOUT THE PERIOD WE WERE UNDERWEIGHT TREASURIES, WHICH WERE THE WEAKEST PERFORMING FIXED INCOME SECTOR.
     o FOR MUCH OF THE PERIOD WE REMAINED CAUTIOUS ON CORPORATES WITH A FOCUS ON HIGHER QUALITY COMPANIES. DESPITE STRONG RELATIVE PERFORMANCE THE MARKET WAS CHALLENGED BY ACCUSATIONS OF ACCOUNTING IRREGULARITIES, EARNINGS QUALITY ISSUES, OFF-BALANCE SHEET FINANCING RISKS AND VOLATILE EQUITY AND TREASURY MARKETS.
     o AS MORTGAGE REFINANCING SPIKED TO RECORD LEVELS IN THE FOURTH QUARTER, THE PORTFOLIO WAS POSITIONED TO MINIMIZE PREPAYMENT AND EXTENSION RISK WITH AN OVERWEIGHT IN LOWER COUPON MORTGAGES AND 15-YEAR PASS-THROUGHS. DURING THE FIRST HALF OF THE PERIOD, LOWER COUPON MORTGAGES OUTPERFORMED HIGHER COUPONS AS RECORD VOLATILITY AND REFINANCING ACTIVITY HURT THOSE BONDS. AN OVERWEIGHT IN AUTOMOBILES WITHIN ASSET-BACKED SECURITIES ALSO HELPED PERFORMANCE.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED PORTFOLIO
     AND 65% S&P 500 /35% LEHMAN AGGREGATE INDEX FROM INCEPTION AND AT EACH
                            SEMI-ANNUAL PERIOD END.

[GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                                  65% S&P 500,
         Institutional Service   Investor   Investor  Investor    35% Lehman
             Class      Class     A Class    B Class   C Class  Aggregate Index

5/14/90     $10,000    $10,000     $9,550    $10,000   $10,000      $10,000
6/30/90      10,240     10,240      9,779     10,240    10,240        9,726
9/30/90       9,236      9,236      8,821      9,236     9,236       10,185
12/31/90      9,998      9,998      9,548      9,998     9,998        9,258
3/31/91      10,827     10,827     10,340     10,827    10,827        9,898
6/30/91      10,796     10,796     10,310     10,796    10,796       10,866
9/30/91      11,459     11,459     10,943     11,459    11,459       10,858
12/31/91     12,243     12,243     11,692     12,243    12,243       11,392
3/31/92      12,165     12,165     11,618     12,165    12,165       12,151
6/30/92      12,469     12,469     11,908     12,469    12,469       11,848
9/30/92      13,197     13,197     12,603     13,197    13,197       12,102
12/31/92     13,690     13,690     13,074     13,690    13,690       12,471
3/31/93      14,160     14,160     13,523     14,160    14,160       12,830
6/30/93      14,481     14,481     13,829     14,481    14,481       13,322
9/30/93      14,894     14,888     14,215     14,885    14,885       13,430
12/31/93     15,309     15,294     14,600     15,288    15,288       13,716
3/31/94      14,821     14,797     14,109     14,774    14,774       13,864
6/30/94      14,647     14,615     13,941     14,598    14,598       13,328
9/30/94      14,876     14,833     14,144     14,810    14,810       13,254
12/31/94     14,827     14,776     14,082     14,725    14,725       13,636
3/31/95      15,802     15,741     14,996     15,666    15,666       13,590
6/30/95      16,989     16,910     16,105     16,788    16,788       14,627
9/30/95      17,900     17,789     16,950     17,640    17,640       15,778
12/31/95     18,937     18,805     17,914     18,613    18,613       16,629
3/31/96      19,418     19,285     18,351     19,033    19,033       17,464
6/30/96      20,002     19,837     18,884     19,547    19,547       17,902
9/30/96      20,484     20,301     19,320     19,956    19,956       18,385
12/31/96     21,872     21,661     20,609     21,245    21,245       18,803
3/31/97      22,143     21,913     20,844     21,452    21,452       19,951
6/30/97      25,000     24,728     23,517     24,272    24,272       20,202
9/30/97      26,306     25,999     24,721     25,462    25,462       22,677
12/31/97     27,079     26,743     25,423     26,126    26,126       23,976
3/31/98      29,565     29,163     27,717     28,433    28,433       26,287
6/30/98      30,591     30,169     28,645     29,326    29,326       27,076
9/30/98      29,153     28,712     27,242     27,889    27,854       25,771
12/31/98     33,033     32,517     30,862     31,597    31,475       29,293
3/31/99      33,968     33,414     31,692     32,449    32,271       30,184
6/30/99      35,014     34,420     32,621     33,345    33,162       31,325
9/30/99      33,467     32,874     31,163     31,781    31,607       30,241
12/31/99     36,673     35,997     34,120     34,714    34,524       33,141
3/31/00      37,505     36,789     34,847     35,391    35,197       33,585
6/30/00      28,804     27,997     26,344     26,083    25,940       29,353
9/30/00      28,444     27,624     25,996     25,687    25,546       29,230
12/31/00     27,070     26,268     24,694     24,374    24,241       28,157
3/31/01      24,398     23,654     22,239     21,886    21,766       26,262
6/30/01      25,120     24,336     22,871     22,470    22,347       27,326
9/30/01      22,490     21,783     20,460     20,068    19,958       25,085
12/31/01     23,966     23,194     21,778     21,316    21,199       26,825
3/31/02      23,213     22,434     21,068     20,591    20,464       26,895

                        FOR PERIOD ENDING MARCH 31, 2002
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                                1 Year       3 Year       5 Year     10 Year     From Inception
                                               --------      -------      ------     -------     --------------
  Institutional Class                           (4.86)%      (4.57)%      5.93%       9.27%            9.54%
  Service Class                                 (5.16)%      (4.87)%      5.60%       8.99%            9.30%
  Investor A Class (Load Adjusted)              (9.51)%      (6.42)%      4.49%       8.38%            8.78%
  Investor A Class (NAV)                        (5.27)%      (4.98)%      5.45%       8.87%            9.20%
  Investor B Class (Load Adjusted)             (10.13)%      (7.14)%      4.31%       8.27%            8.69%
  Investor B Class (NAV)                        (5.91)%      (5.71)%      4.65%       8.27%            8.69%
  Investor C Class (Load Adjusted)              (6.90)%      (5.73)%      4.63%       8.26%            8.68%
  Investor C Class (NAV)                        (5.98)%      (5.73)%      4.63%       8.26%            8.68%
--------------------------------------------------------------------------------

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Investor A Shares, 5/14/90; Institutional Shares, 5/1/92; Service Shares, 7/29/93; Investor B Shares, 10/3/94; and Investor C Shares, 12/20/96. See "Note on Performance Information" on page 18 for further information on how performance data was calculated.

1 Past performance is not predictive of future results. Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.


                                                                            ----
                                                                             17
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                         NOTE ON PERFORMANCE INFORMATION

      The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

      Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows: Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios -- 4.50%; Micro-Cap Equity, Global Science & Technology, European Equity, International Equity, International Small Cap Equity, Asia Pacific Equity and International Emerging Markets Portfolios -- 5.00%; Index Equity Portfolio -- 3.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

      The performance information also reflects fee waivers that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers. BlackRock Advisors Inc. and the Portfolio's Administrators are under no obligation to waive or continue waiving their fees. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


----
 18
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                        LARGE CAP VALUE EQUITY PORTFOLIO

                                                   Number
AS OF MARCH 31, 2002 (UNAUDITED)                  of Shares           Value
                                                  ----------     --------------

COMMON STOCKS -- 97.9%
IRELAND -- 0.5%
  Jefferson Smurfit Group PLC                      2,860,200     $    6,562,438
                                                                 --------------

UNITED STATES -- 97.4%
AEROSPACE -- 7.4%
  General Dynamics Corp.                             497,746         46,763,237
  Honeywell International, Inc.                      506,000         19,364,620
  Northrop Grumman Corp.(c)                           33,150          3,747,607
  Raytheon Co.(c)                                    805,000         33,045,250
                                                                 --------------
                                                                    102,920,714
                                                                 --------------
BANKS -- 7.4%
  Bank of America Corp.                              355,750         24,198,115
  Bank of New York Co., Inc.                         515,800         21,673,916
  Mellon Financial Corp.                             676,100         26,090,699
  U.S. Bancorp                                       335,250          7,566,592
  Wells Fargo Co.                                    489,000         24,156,600
                                                                 --------------
                                                                    103,685,922
                                                                 --------------
BEVERAGES & BOTTLING -- 0.1%
  Coca-Cola Enterprises, Inc.                         42,500            798,150
                                                                 --------------
BROADCASTING -- 4.0%
  Charter Communications, Inc. -
    Class A(b)(c)                                  1,399,820         15,803,968
  Clear Channel Communications,
    Inc.(b)                                          469,225         24,122,857
  Comcast Corp. -
    Special Class A(b)(c)                            484,300         15,400,740
                                                                 --------------
                                                                     55,327,565
                                                                 --------------
BUSINESS SERVICES -- 1.6%
  Cendant Corp.(b)(c)                              1,168,900         22,442,880

COMPUTER & OFFICE EQUIPMENT -- 2.9%
  International Business Machines
    Corp.                                            157,300         16,359,200
  Lexmark International Group,
    Inc.(b)(c)                                       337,000         19,269,660
  Lucent Technologies, Inc.                        1,082,750          5,121,407
                                                                 --------------
                                                                     40,750,267
                                                                 --------------
COMPUTER SOFTWARE & SERVICES -- 0.4%
  SunGard Data Systems, Inc.(b)                      192,100          6,333,537
                                                                 --------------
ELECTRONICS -- 3.3%
  Agilent Technologies, Inc.(b)(c)                   224,803          7,859,113
  Celestica, Inc.(b)(c)                              366,200         13,278,412
  Flextronics International Ltd.(b)(c)             1,406,600         25,670,450
                                                                 --------------
                                                                     46,807,975
                                                                 --------------
ENERGY & UTILITIES -- 3.7%
  Calpine Corp.(b)                                   285,250          3,622,675
  Duke Energy Corp.(c)                               389,700         14,730,660
  Dynegy, Inc. - Class A(c)                          195,700          5,675,300
  Southern Co.(c)                                  1,033,500         27,377,415
                                                                 --------------
                                                                     51,406,050
                                                                 --------------
ENTERTAINMENT & LEISURE -- 2.8%
  AOL Time Warner, Inc.(b)                           439,444         10,392,851
  Sabre Holdings Corp.(b)(c)                         321,850         15,033,613
  Viacom, Inc. - Class B(b)                          294,800         14,259,476
                                                                 --------------
                                                                     39,685,940
                                                                 --------------


                                                   Number
                                                  of Shares           Value
                                                  ----------     --------------

UNITED STATES (CONTINUED)
FINANCE -- 11.3%
  Citigroup, Inc.                                  1,502,283     $   74,393,054
  Federal National Mortgage
    Association(c)                                   211,100         16,862,668
  Freddie Mac                                        221,765         14,053,248
  Lehman Brothers Holdings, Inc.                     120,100          7,763,264
  MBNA Corp.                                         309,500         11,937,415
  Merrill Lynch & Co., Inc.                          304,430         16,859,334
  The Goldman Sachs Group, Inc.(c)                   172,400         15,559,100
                                                                 --------------
                                                                    157,428,083
                                                                 --------------
INSURANCE -- 7.9%
  American International Group, Inc.                 467,274         33,709,147
  Arthur J. Gallagher & Co.                          319,100         10,456,907
  Hartford Financial Services Group,
    Inc.                                             329,010         22,412,161
  Travelers Property Casualty Corp. -
    Class A(b)                                       593,500         11,870,000
  XL Capital Ltd. - Class A(c)                       339,000         31,645,650
                                                                 --------------
                                                                    110,093,865
                                                                 --------------
MACHINERY & HEAVY EQUIPMENT -- 2.1%
  Deere & Co.(c)                                     410,300         18,689,165
  Ingersoll-Rand Co. - Class A(c)                    226,500         11,329,530
                                                                 --------------
                                                                     30,018,695
                                                                 --------------
MANUFACTURING -- 5.4%
  Black & Decker Corp.                               250,100         11,639,654
  Mattel, Inc.                                       551,300         11,489,092
  Navistar International Corp.(b)(c)                 194,900          8,634,070
  STMicroelectronics NV(c)                           315,900         10,715,328
  Tyco International Ltd. - ADR                    1,002,217         32,391,653
                                                                 --------------
                                                                     74,869,797
                                                                 --------------
MEDICAL INSTRUMENTS & SUPPLIES -- 4.1%
  C.R. Bard, Inc.                                    223,500         13,197,675
  Guidant Corp.(b)                                   545,750         23,641,890
  Johnson & Johnson                                  305,350         19,832,482
                                                                 --------------
                                                                     56,672,047
                                                                 --------------
METALS & MINING -- 1.2%
  Alcan, Inc.                                        425,150         16,848,694

OIL & GAS -- 13.4%
  Anadarko Petroleum Corp.                           555,850         31,372,174
  Baker Hughes, Inc.                                 173,600          6,640,200
  BP Amoco PLC - ADR                                  80,400          4,269,240
  Conoco, Inc.                                       294,300          8,587,674
  El Paso Corp.(c)                                   786,300         34,620,789
  EOG Resources, Inc.(c)                             525,900         21,330,504
  Exxon Mobil Corp.                                  956,666         41,930,671
  Noble Drilling Corp.(b)                            191,650          7,932,393
  Phillips Petroleum Co.                             240,500         15,103,400
  Valero Energy Corp.(c)                             317,450         15,720,124
                                                                 --------------
                                                                    187,507,169
                                                                 --------------
PAPER & FOREST PRODUCTS -- 3.3%
  Bowater, Inc.(c)                                   236,280         11,766,744
  International Paper Co.(c)                         175,200          7,535,352
  Kimberly-Clark Corp.                               405,350         26,205,878
                                                                 --------------
                                                                     45,507,974
                                                                 --------------


See accompanying notes to financial statements.
                                                                            ----
                                                                             19
                                                                            ----

                                 BLACKROCK FUNDS
-----------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                  LARGE CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

                                                   Number
AS OF MARCH 31, 2002 (UNAUDITED)                  of Shares           Value
                                                  ----------     --------------
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
PHARMACEUTICALS -- 1.1%
  Abbott Laboratories                                131,600     $    6,922,160
  IVAX Corp.(b)(c)                                   109,210          1,752,821
  Schering-Plough Corp.                              225,300          7,051,890
                                                                 --------------
                                                                     15,726,871
                                                                 --------------
RAILROAD & SHIPPING -- 2.8%
  FedEx Corp.(b)                                     425,047         24,695,231
  United Parcel Service, Inc.(c)                     248,400         15,102,720
                                                                 --------------
                                                                     39,797,951
                                                                 --------------
REAL ESTATE -- 0.8%
  Equity Office Properties Trust                     381,000         11,426,190
                                                                 --------------
RETAIL MERCHANDISING -- 1.7%
  Avon Products, Inc.(c)                             106,840          5,803,549
  Office Depot, Inc.(b)                              874,300         17,354,855
                                                                 --------------
                                                                     23,158,404
                                                                 --------------
TELECOMMUNICATIONS -- 6.7%
  Amdocs Ltd.(b)(c)                                  394,800         10,521,420
  AT&T Wireless Services, Inc.(b)                    475,400          4,254,830
  Bellsouth Corp.                                     65,290          2,406,589
  Motorola, Inc.(c)                                  675,310          9,589,402
  Nextel Communications, Inc.(b)(c)                1,469,209          7,904,344
  Qwest Communications International,
    Inc.(c)                                          380,103          3,124,447
  SBC Communications, Inc.                           529,000         19,805,760
  Verizon Communications, Inc.                       778,310         35,529,852
                                                                 --------------
                                                                     93,136,644
                                                                 --------------
TOBACCO -- 2.0%
  Philip Morris Cos., Inc.                           531,465         27,992,262
                                                                 --------------
  TOTAL UNITED STATES                                             1,360,343,646
                                                                 --------------
TOTAL COMMON STOCKS
  (Cost $1,186,193,653)                                           1,366,906,084
                                                                 --------------

                                                  Par/Shares
                                     Maturity        (000)           Value
                                     --------     ----------     --------------


SHORT TERM INVESTMENTS -- 2.1%
  Federal Home Loan Bank
    Discount Notes
    1.61%                            04/01/02     $   22,500     $   22,500,000
  Galileo Money Market Fund                            6,548          6,547,931
                                                                 --------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $29,047,931)                                                 29,047,931
                                                                 --------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $1,215,241,584(a))                                       $1,395,954,015
                                                                 ==============



------------------------
(a) Cost for Federal income tax purposes is $1,233,957,930. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                $215,411,203
      Gross unrealized depreciation                                 (53,415,118)
                                                                   ------------
                                                                   $161,996,085
                                                                   ============
(b) Non-income producing security.
(c) Total or partial securities on loan.

See accompanying notes to financial statements.


----
 20
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                        LARGE CAP VALUE EQUITY PORTFOLIO

MARCH 31, 2002 (UNAUDITED)

ASSETS
   Investments at value (Cost $1,215,241,584) ..............      $1,395,954,015
   Collateral received for securities loaned ...............         257,111,082
   Dividends receivable ....................................           1,471,857
   Interest receivable .....................................              39,758
   Investments sold receivable .............................          15,548,462
   Capital shares sold receivable ..........................             326,496
   Prepaid expenses ........................................              82,356
                                                                  --------------
          TOTAL ASSETS .....................................       1,670,534,026
                                                                  --------------

LIABILITIES
   Payable upon return of securities loaned ................         257,111,082
   Investments purchased payable ...........................          23,445,261
   Capital shares redeemed payable .........................             573,659
   Advisory fees payable ...................................             608,300
   Administrative fees payable .............................             258,857
   Transfer agent fees payable .............................             153,964
   Other accrued expenses payable ..........................             319,974
                                                                  --------------
          TOTAL LIABILITIES ................................         282,471,097
                                                                  --------------

NET ASSETS (Applicable to 83,478,444
   Institutional shares, 10,404,076 Service
   shares, 10,613,963 Investor A shares,
   2,427,934 Investor B shares and
   801,509 Investor C shares outstanding) ..................      $1,388,062,929
                                                                  ==============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($1,076,083,068 / 83,478,444) ...              $12.89
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SERVICE SHARE ($134,171,417 / 10,404,076) ...........              $12.90
                                                                          ======
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE ($136,832,846 / 10,613,963) ........              $12.89
                                                                          ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($12.89 / 0.955) ........................................              $13.50
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of
   4.5%) PER INVESTOR B SHARE ($30,800,293 / 2,427,934) ....              $12.69
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of
   1.0%) PER INVESTOR C SHARE ($10,175,305 / 801,509) ......              $12.70
                                                                          ======


See accompanying notes to financial statements.


                                                                            ----
                                                                             21
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                        LARGE CAP GROWTH EQUITY PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares          Value
                                                  ----------        -----------



COMMON STOCKS -- 100.0%
ADVERTISING -- 0.8%
  Interpublic Group of Cos., Inc.                     96,400        $  3,304,592
  Omnicom Group, Inc.                                 21,100           1,991,840
                                                                    ------------
                                                                       5,296,432
                                                                    ------------
AEROSPACE -- 0.7%
  Boeing Co.(c)                                       89,600           4,323,200
                                                                    ------------
BANKS -- 0.9%
  Fifth Third Bancorp                                 86,600           5,843,768
                                                                    ------------
BEVERAGES -- 3.0%
  Coca-Cola Co.                                      214,000          11,183,640
  PepsiCo, Inc.                                      155,400           8,003,100
                                                                    ------------
                                                                      19,186,740
                                                                    ------------
BROADCASTING -- 0.6%
  Clear Channel Communications,
    Inc.(b)                                           71,500           3,675,815
                                                                    ------------
BUSINESS SERVICES -- 0.4%
  Cendant Corp.(b)(c)                                140,700           2,701,440
                                                                    ------------
CHEMICALS & ALLIED PRODUCTS -- 0.6%
  Ecolab, Inc.                                        86,500           3,954,780
                                                                    ------------
COMPUTER & OFFICE EQUIPMENT -- 6.9%
  Cisco Systems, Inc.(b)                             980,100          16,593,093
  Dell Computer Corp.(b)                             321,900           8,404,809
  International Business Machines
    Corp.(c)                                         156,500          16,276,000
  Network Appliance, Inc.(b)                          75,800           1,544,804
  Solectron Corp.(b)(c)                              198,300           1,546,740
                                                                    ------------
                                                                      44,365,446
                                                                    ------------
COMPUTER SOFTWARE & SERVICES -- 13.6%
  Adobe Systems, Inc.                                 63,500           2,558,415
  Automatic Data Processing, Inc.(c)                 103,700           6,042,599
  Brocade Communications Systems,
    Inc.(b)(c)                                        64,200           1,733,400
  eBay, Inc.(b)(c)                                    37,800           2,140,992
  Electronic Arts, Inc.(b)                            49,000           2,979,200
  Electronic Data Systems Corp.                       76,900           4,459,431
  EMC Corp.(b)(c)                                    358,800           4,276,896
  First Data Corp.                                    64,900           5,662,525
  Microsoft Corp.(b)                                 571,100          34,443,041
  Oracle Corp.(b)                                    586,700           7,509,760
  Peoplesoft, Inc.(b)                                 67,700           2,473,081
  Siebel Systems, Inc.(b)                             85,500           2,788,155
  Sun Microsystems, Inc.(b)                          537,700           4,742,514
  VeriSign, Inc.(b)                                   60,400           1,630,800
  VERITAS Software Corp.(b)                           83,600           3,664,188
                                                                    ------------
                                                                      87,104,997
                                                                    ------------
CONTAINERS -- 0.5%
  Sealed Air Corp.(b)                                 68,300           3,215,564
                                                                    ------------
ELECTRONICS -- 13.0%
  Broadcom Corp. - Class A(b)(c)                      49,600           1,780,640
  General Electric Co.                             1,252,900          46,921,105
  Intel Corp.                                        865,500          26,319,855
  Maxim Integrated Products, Inc.(b)                  64,800           3,610,008
  Sanmina Corp.(b)(c)                                143,400           1,684,950
  Xilinx, Inc.(b)(c)                                  71,700           2,857,962
                                                                    ------------
                                                                      83,174,520
                                                                    ------------


                                                    Number
                                                   of Shares          Value
                                                  ----------        -----------


ENTERTAINMENT & LEISURE -- 3.0%
  AOL Time Warner, Inc.(b)                           586,600        $13,873,090
  Viacom, Inc. - Class B(b)                          106,400          5,146,568
                                                                    -----------
                                                                     19,019,658
                                                                    -----------
FINANCE -- 4.7%
  Capital One Financial Corp.                         60,900          3,888,465
  Charles Schwab Corp.                               306,700          4,014,703
  Concord EFS, Inc.(b)                               119,500          3,973,375
  Freddie Mac                                         89,100          5,646,267
  MBNA Corp.                                         134,200          5,176,094
  Paychex, Inc.(c)                                    84,000          3,334,800
  USA Education, Inc.                                 43,100          4,215,180
                                                                    -----------
                                                                     30,248,884
                                                                    -----------
INSURANCE -- 2.3%
  American International Group, Inc.                 207,300         14,954,622
                                                                    -----------
MEASURING & CONTROLLING DEVICES -- 0.5%
  KLA-Tencor Corp.(b)                                 45,700          3,039,050
                                                                    -----------
MEDICAL & MEDICAL SERVICES -- 3.1%
  Amgen, Inc.(b)(c)                                  148,700          8,874,416
  Cardinal Health, Inc.                               77,900          5,522,331
  Per-Se Technologies, Inc. Warrants(b)
    (expiring 07/08/03)                                7,119                712
  UnitedHealth Group, Inc.                            74,900          5,723,858
                                                                    -----------
                                                                     20,121,317
                                                                    -----------
MEDICAL INSTRUMENTS & SUPPLIES -- 5.4%
  Baxter International, Inc.                          94,800          5,642,496
  Guidant Corp.(b)                                    40,000          1,732,800
  Johnson & Johnson                                  297,400         19,316,130
  Medtronic, Inc.                                    175,600          7,938,876
                                                                    -----------
                                                                     34,630,302
                                                                    -----------
MOTOR VEHICLES -- 0.6%
  Harley-Davidson, Inc.(c)                            75,300          4,151,289
                                                                    -----------
OIL & GAS -- 2.6%
  Anadarko Petroleum Corp.(c)                         79,900          4,509,556
  Baker Hughes, Inc.                                 131,700          5,037,525
  Halliburton Co.                                    176,900          3,019,683
  Ocean Energy, Inc.                                 182,500          3,611,675
                                                                    -----------
                                                                     16,178,439
                                                                    -----------
PHARMACEUTICALS -- 15.4%
  Abbott Laboratories                                127,500          6,706,500
  Biogen, Inc.(b)(c)                                  57,000          2,796,420
  Bristol-Myers Squibb Co.                            27,000          1,093,230
  Eli Lilly & Co.(c)                                  76,300          5,814,060
  Forest Laboratories, Inc.(b)                        44,800          3,660,160
  IDEC Pharmaceuticals Corp.(b)                       36,700          2,359,810
  Immunex Corp.(b)                                    85,000          2,572,100
  MedImmune, Inc.(b)(c)                               76,100          2,993,013
  Merck & Co., Inc.                                  183,400         10,560,172
  Pfizer, Inc.                                       805,100         31,994,674
  Pharmacia Corp.(c)                                 200,000          9,016,000
  Schering-Plough Corp.                              226,600          7,092,580
  Wyeth Co.                                          177,200         11,633,180
                                                                    -----------
                                                                     98,291,899
                                                                    -----------
RESTAURANTS -- 0.5%
  Starbucks Corp.(b)(c)                              132,900          3,073,977
                                                                    -----------


See accompanying notes to financial statements.


----
 22
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                  LARGE CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------       ------------

COMMON STOCKS (CONTINUED)
RETAIL MERCHANDISING -- 11.9%
  Best Buy Co., Inc.(b)(c)                            43,100       $  3,413,520
  CVS Corp.                                          102,800          3,529,124
  Gap, Inc.                                          199,200          2,995,968
  Home Depot, Inc.                                   314,600         15,292,706
  Kohl's Corp.(b)                                     67,800          4,823,970
  Kroger Co.(b)                                      177,100          3,924,536
  Lowe's Cos., Inc.                                  132,200          5,749,378
  Safeway, Inc.(b)(c)                                 88,300          3,975,266
  Target Corp.                                       105,200          4,536,224
  Wal-Mart Stores, Inc.                              352,100         21,580,209
  Walgreen Co.                                       161,500          6,329,185
                                                                   ------------
                                                                     76,150,086
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 4.4%
  Altera Corp.(b)                                     99,300          2,171,691
  Analog Devices, Inc.(b)                             74,600          3,359,984
  Applied Materials, Inc.(b)(c)                      131,400          7,131,078
  Linear Technology Corp.(c)                          73,300          3,241,326
  Micron Technology, Inc.(b)(c)                       63,800          2,099,020
  Teradyne, Inc.(b)(c)                                55,300          2,180,479
  Texas Instruments, Inc.                            249,800          8,268,380
                                                                   ------------
                                                                     28,451,958
                                                                   ------------
SOAPS & COSMETICS -- 0.7%
  Colgate-Palmolive Co.                               75,400          4,309,110
                                                                   ------------
TELECOMMUNICATIONS -- 2.7%
  AT&T Wireless Services, Inc.(b)(c)                 458,100          4,099,995
  Echostar Communications(b)                         101,000          2,860,320
  Qualcomm,  Inc.(b)(c)                              123,900          4,663,596
  SBC Communications, Inc.                            97,800          3,661,632
  Sprint Corp. (PCS Group)(b)(c)                     189,100          1,945,839
                                                                   ------------
                                                                     17,231,382
                                                                   ------------
TOBACCO -- 1.2%
  Philip Morris Cos., Inc.(c)                        142,600          7,510,742
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $496,093,819)                                               640,205,417
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $496,093,819(a))                                           $640,205,417
                                                                   ============



------------------------
(a) Cost for Federal income tax purposes is $500,900,714. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                $155,368,513
      Gross unrealized depreciation                                 (16,063,810)
                                                                   ------------
                                                                   $139,304,703
                                                                   ============
(b) Non-income producing security.
(c) Total or partial securities on loan.

See accompanying notes to financial statements.

                                                                            ----
                                                                             23
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                        LARGE CAP GROWTH EQUITY PORTFOLIO

MARCH 31, 2002 (UNAUDITED)

ASSETS
   Investments at value (Cost $496,093,819) ................        $640,205,417
   Collateral received for securities loaned ...............         101,671,073
   Cash ....................................................              79,350
   Dividends receivable ....................................             539,780
   Interest receivable .....................................              16,903
   Capital shares sold receivable ..........................           3,091,444
   Prepaid expenses ........................................              58,375
                                                                    ------------
          TOTAL ASSETS .....................................         745,662,342
                                                                    ------------

LIABILITIES
   Payable upon return of securities loaned ................         101,671,073
   Capital shares redeemed payable .........................             296,355
   Advisory fees payable ...................................             284,629
   Administrative fees payable .............................             126,574
   Transfer agent fees payable .............................              75,825
   Other accrued expenses payable ..........................             141,229
                                                                    ------------
          TOTAL LIABILITIES ................................         102,595,685
                                                                    ------------

NET ASSETS (Applicable to 38,075,178 Institutional shares,
   16,635,537 Service shares, 6,529,191 Investor A shares,
   2,788,786 Investor B shares and 520,131 Investor C shares
   outstanding) ............................................        $643,066,657
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($383,305,576 / 38,075,178) .....              $10.07
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SERVICE SHARE ($165,125,271 / 16,635,537) ...........              $ 9.93
                                                                          ======
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE ($64,130,161 / 6,529,191) ..........              $ 9.82
                                                                          ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($9.82 / 0.955) .........................................              $10.28
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of
   4.5%) PER INVESTOR B SHARE ($25,715,243 / 2,788,786) ....              $ 9.22
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of
   1.0%) PER INVESTOR C SHARE ($4,790,406 / 520,131) .......              $ 9.21
                                                                          ======


See accompanying notes to financial statements.

----
 24
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         MID-CAP VALUE EQUITY PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------      --------------

COMMON STOCKS -- 96.7%
ADVERTISING -- 1.7%
  Lamar Advertising Co.(b)                            35,500        $  1,442,010
  TMP Worldwide, Inc.(b)(c)                           57,300           1,975,131
                                                                    ------------
                                                                       3,417,141
                                                                    ------------
AEROSPACE -- 0.6%
  United Defense Industries, Inc.(b)                  48,200           1,291,760
                                                                    ------------
BANKS -- 8.9%
  Astoria Financial Corp.                            117,500           3,413,375
  New York Community Bancorp, Inc.                   118,200           3,268,230
  Regions Financial Corp.(c)                          63,100           2,167,485
  Sovereign Bancorp, Inc.(c)                         410,100           5,761,905
  UnionBanCal Corp.                                   79,700           3,508,394
                                                                    ------------
                                                                      18,119,389
                                                                    ------------
BUSINESS SERVICES -- 2.9%
  Aramark Corp. - Class B(b)                          84,300           2,225,520
  Manpower, Inc.                                      54,200           2,107,296
  Right Management Consultants,
    Inc.(b)                                           62,200           1,574,904
                                                                    ------------
                                                                       5,907,720
                                                                    ------------
CHEMICALS -- 1.3%
  Eastman Chemical Co.                                53,300           2,600,507
                                                                    ------------
COMPUTER & OFFICE EQUIPMENT -- 1.7%
  Palm, Inc.(b)                                      858,000           3,423,420
                                                                    ------------
COMPUTER SOFTWARE & SERVICES -- 1.1%
  Diebold, Inc.                                       57,000           2,322,180
                                                                    ------------
CONSTRUCTION -- 1.6%
  Lafarge North America, Inc.(c)                      76,500           3,307,860
                                                                    ------------
CONTAINERS -- 2.2%
  Packaging Corp. of America(b)                      226,700           4,486,393
                                                                    ------------
ENERGY & UTILITIES -- 10.6%
  Allegheny Energy, Inc.(c)                           57,500           2,377,625
  Aquila, Inc.(c)                                    156,500           3,887,460
  Entergy Corp.                                       75,000           3,255,750
  FPL Group, Inc.(c)                                  85,100           5,067,705
  McDermott International, Inc.(b)                   146,500           2,278,075
  Pinnacle West Capital Corp.(c)                     105,600           4,788,960
                                                                    ------------
                                                                      21,655,575
                                                                    ------------
ENTERTAINMENT & LEISURE -- 6.0%
  Park Place Entertainment Corp.(b)(c)               547,400           5,775,070
  Six Flags, Inc.(b)                                 277,500           4,956,150
  WMS Industries, Inc.(b)                             86,000           1,634,000
                                                                    ------------
                                                                      12,365,220
                                                                    ------------
FINANCE -- 4.1%
  E*TRADE Group, Inc.(b)(c)                          169,300           1,594,806
  Greenpoint Financial Corp.                         154,600           6,756,020
                                                                    ------------
                                                                       8,350,826
                                                                    ------------
FOOD & AGRICULTURE -- 2.0%
  Bunge Ltd.                                          76,300           1,651,895
  Smithfield Foods, Inc.(b)                           91,900           2,398,590
                                                                    ------------
                                                                       4,050,485
                                                                    ------------

                                                    Number
                                                   of Shares           Value
                                                  ----------        -----------

INSURANCE -- 12.2%
  Allmerica Financial Corp.                          105,800        $  4,750,420
  Old Republic International Corp.                   119,800           3,830,006
  PartnerRe Ltd.                                      77,100           4,209,660
  Radian Group, Inc.(c)                              109,600           5,379,168
  RenaissanceRe Holdings Ltd.                         66,500           6,849,500
                                                                    ------------
                                                                      25,018,754
                                                                    ------------
MANUFACTURING -- 1.3%
  Textron, Inc.                                       53,400           2,728,740
                                                                    ------------
MEDICAL & MEDICAL SERVICES -- 1.9%
  Apria Healthcare Group, Inc.(b)                     75,000           1,838,250
  DaVita, Inc.(b)                                     83,500           2,112,550
                                                                    ------------
                                                                       3,950,800
                                                                    ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 8.7%
  Alcon, Inc.(b)                                      61,900           2,095,315
  C.R. Bard, Inc.(c)                                 124,400           7,345,820
  Dentsply International, Inc.                        54,000           2,001,240
  INAMED Corp.(b)                                    109,600           3,605,840
  Sybron Dental Specialties, Inc.(b)                 138,300           2,779,830
                                                                    ------------
                                                                      17,828,045
                                                                    ------------
METALS & MINING -- 0.6%
  Massey Energy Co.                                   73,900           1,248,910
                                                                    ------------
MOTOR VEHICLES -- 3.7%
  Oshkosh Truck Corp.                                 36,600           2,082,540
  TRW, Inc.                                           56,100           2,887,467
  Volvo AB - ADR(c)                                  126,800           2,497,960
                                                                    ------------
                                                                       7,467,967
                                                                    ------------
OIL & GAS -- 3.7%
  Ocean Energy, Inc.                                 150,000           2,968,500
  Rowan Co., Inc.(b)(c)                               53,700           1,237,248
  Talisman Energy, Inc.                               80,700           3,368,418
                                                                    ------------
                                                                       7,574,166
                                                                    ------------
PAPER & FOREST PRODUCTS -- 2.8%
  MeadWestvaco Corp.                                  59,700           1,979,055
  Pactiv Corp.(b)                                    192,000           3,843,840
                                                                    ------------
                                                                       5,822,895
                                                                    ------------
PHARMACEUTICALS -- 0.9%
  Caremark Rx, Inc.(b)(c)                             97,400           1,899,300
                                                                    ------------
PUBLISHING & PRINTING -- 5.0%
  Meredith Corp.(c)                                   57,200           2,431,572
  The McClatchy Co. - Class A                         76,500           4,541,805
  Valassis Communication, Inc.(b)                     82,600           3,190,838
                                                                    ------------
                                                                      10,164,215
                                                                    ------------
RAILROAD EQUIPMENT -- 1.6%
  Canadian Pacific Railway Ltd.(c)                   148,000           3,170,160
                                                                    ------------
RETAIL MERCHANDISING -- 6.4%
  Abercrombie & Fitch Co. - Class A(b)                91,100           2,805,880
  Circuit City Stores, Inc.                          110,500           1,993,420
  Men's Wearhouse, Inc.(b)                            85,600           1,998,760
  Office Depot, Inc.(b)                              133,000           2,640,050
  Regis Corp.                                         56,000           1,572,480
  The Limited, Inc.                                  116,100           2,078,190
                                                                    ------------
                                                                      13,088,780
                                                                    ------------

See accompanying notes to financial statements.


                                                                            ----
                                                                             25
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                   MID-CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------       ------------

COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & RELATED DEVICES -- 2.1%
  Teradyne, Inc.(b)                                  106,700       $  4,207,181
                                                                   ------------
TELECOMMUNICATIONS -- 1.1%
  Harris Corp.(c)                                     60,000          2,154,600
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $182,812,433)                                               197,622,989
                                                                   ------------
SHORT TERM INVESTMENTS-- 3.3%
  Galileo Money Market Fund
  (Cost $6,732,553)                                6,732,553          6,732,553
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $189,544,986(a))                                           $204,355,542
                                                                   ============



------------------------
(a) Cost for Federal income tax purposes is $189,741,007. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $15,993,163
      Gross unrealized depreciation                                  (1,378,628)
                                                                    -----------
                                                                    $14,614,535
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.

See accompanying notes to financial statements.


----
 26
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                         MID-CAP VALUE EQUITY PORTFOLIO

MARCH 31, 2002 (UNAUDITED)

ASSETS
   Investments at value (Cost $189,544,986) ................        $204,355,542
   Collateral received for securities loaned ...............          33,574,398
   Dividends receivable ....................................             100,439
   Interest receivable .....................................               7,640
   Capital shares sold receivable ..........................              33,835
   Prepaid expenses ........................................              49,024
                                                                    ------------
          TOTAL ASSETS .....................................         238,120,878
                                                                    ------------

LIABILITIES
   Payable upon return of securities loaned ................          33,574,398
   Capital shares redeemed payable .........................              21,948
   Advisory fees payable ...................................             139,441
   Administrative fees payable .............................              40,798
   Transfer agent fees payable .............................              22,177
   Other accrued expenses payable ..........................              41,417
                                                                    ------------
          TOTAL LIABILITIES ................................          33,840,179
                                                                    ------------

NET ASSETS (Applicable to 11,218,184 Institutional shares,
   2,443,084 Service shares, 443,100 Investor A shares,
   740,818 Investor B shares and 242,825 Investor C shares
   outstanding) ............................................        $204,280,699
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($152,186,893 / 11,218,184) .....              $13.57
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SERVICE SHARE ($33,091,261 / 2,443,084) .............              $13.54
                                                                          ======
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE ($5,991,655 / 443,100) .............              $13.52
                                                                          ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($13.52 / 0.955) ........................................              $14.16
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of
   4.5%) PER INVESTOR B SHARE ($9,798,857 / 740,818) .......              $13.23
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of
   1.0%) PER INVESTOR C SHARE ($3,212,033 / 242,825) .......              $13.23
                                                                          ======


See accompanying notes to financial statements.

                                                                            ----
                                                                             27
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         MID-CAP GROWTH EQUITY PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------        ------------

COMMON STOCKS -- 97.9%
ADVERTISING -- 1.4%
  Interpublic Group of Cos., Inc.(c)                 160,000        $  5,484,800
                                                                    ------------
BANKS -- 1.6%
  City National Corp.                                 33,100           1,741,391
  Dime Bancorp, Inc. Warrants(b)                      60,000               7,800
  Synovus Financial Corp.                             95,400           2,907,792
  UnionBanCal Corp.                                   39,300           1,729,986
                                                                    ------------
                                                                       6,386,969
                                                                    ------------
BROADCASTING -- 4.8%
  Entercom Communications Corp.(b)(c)                 75,500           4,142,685
  Hearst-Argyle Television, Inc.(b)                   84,100           2,079,793
  Hispanic Broadcasting Corp.(b)(c)                  158,500           4,615,520
  USA Networks, Inc.(b)                              133,200           4,231,764
  Westwood One, Inc.(b)                              109,100           4,183,985
                                                                    ------------
                                                                      19,253,747
                                                                    ------------
BUSINESS SERVICES -- 6.1%
  Apollo Group, Inc.(b)                               46,600           2,495,430
  Expedia, Inc. - Class A(b)(c)                       43,800           3,058,992
  Expedia, Inc. - Warrants(b)
    (expiring 02/04/09)                                8,928             318,015
  Fiserv, Inc.(b)(c)                                  29,900           1,375,101
  Franklin Resources, Inc.(c)                         84,000           3,521,280
  Ingram Micro, Inc. - Class A(b)                    187,200           3,098,160
  KPMG Consulting, Inc.(b)(c)                        182,600           3,688,520
  Manpower, Inc.(c)                                   89,600           3,483,648
  Ticketmaster - Class B(b)(c)                       130,200           3,851,316
                                                                    ------------
                                                                      24,890,462
                                                                    ------------
CHEMICALS -- 0.4%
  Valspar Corp.                                       34,200           1,609,452
                                                                    ------------
COMPUTER & OFFICE EQUIPMENT -- 1.5%
  Lexmark International Group, Inc.(b)(c)             65,400           3,739,572
  Maxtor Corp.(b)                                    312,500           2,171,875
                                                                    ------------
                                                                       5,911,447
                                                                    ------------
COMPUTER SOFTWARE & SERVICES -- 10.3%
  Adobe Systems, Inc.                                114,400           4,609,176
  Advent Software, Inc.(b)                            20,400           1,206,864
  Brocade Communications Systems,
    Inc.(b)(c)                                        54,800           1,479,600
  Business Objects SA - ADR(b)(c)                    132,900           5,842,284
  Cognos, Inc.(b)                                    150,300           4,125,735
  Computer Sciences Corp.(b)                         123,600           6,272,700
  Mercury Interactive Corp.(b)(c)                     65,300           2,458,545
  Perot Systems Corp.(b)(c)                          232,600           4,640,370
  Siebel Systems, Inc.(b)(c)                         129,900           4,236,039
  Symantec Corp.(b)(c)                                50,500           2,081,105
  VeriSign, Inc.(b)                                   50,000           1,350,000
  Yahoo!, Inc.(b)                                    175,800           3,247,026
                                                                    ------------
                                                                      41,549,444
                                                                    ------------
ELECTRONICS -- 4.8%
  Agilent Technologies, Inc.(b)                       60,400           2,111,584
  Applied Micro Circuits Corp.(b)                    172,500           1,380,000
  ASM Lithography Holding NV(b)(c)                   117,300           2,975,901
  AVX Corp.                                          220,500           4,617,270
  Broadcom Corp. - Class A(b)(c)                     105,400           3,783,860
  Maxim Integrated Products, Inc.(b)                  40,200           2,239,542
  Xilinx, Inc.(b)(c)                                  60,700           2,419,502
                                                                    ------------
                                                                      19,527,659
                                                                    ------------

                                                    Number
                                                   of Shares           Value
                                                  ----------        -----------

ENTERTAINMENT & LEISURE -- 3.6%
  International Game Technology,
    Inc.(b)(c)                                        71,600        $  4,462,112
  MGM Mirage(b)                                      171,300           6,206,199
  Park Place Entertainment Corp.(b)                  152,600           1,609,930
  Sabre Holdings Corp.(b)(c)                          48,600           2,270,106
                                                                    ------------
                                                                      14,548,347
                                                                    ------------
FINANCE -- 1.3%
  Capital One Financial Corp.(c)                      23,400           1,494,090
  Eaton Vance Corp.                                   97,500           3,895,125
                                                                    ------------
                                                                       5,389,215
                                                                    ------------
FOOD & AGRICULTURE -- 1.3%
  Dean Foods Co.(b)(c)                                35,800           2,710,776
  McCormick & Co., Inc.(c)                            46,900           2,397,997
                                                                    ------------
                                                                       5,108,773
                                                                    ------------
INSURANCE -- 2.9%
  Anthem, Inc.(b)                                     69,900           4,024,143
  Oxford Health Plans, Inc.(b)(c)                     75,300           3,146,787
  PartnerRe Ltd.                                      38,100           2,080,260
  Willis Group Holdings Ltd.(b)(c)                    94,900           2,344,030
                                                                    ------------
                                                                      11,595,220
                                                                    ------------
JEWELRY -- 0.4%
  Tiffany & Co.                                       40,900           1,453,995
                                                                    ------------
MACHINERY & HEAVY EQUIPMENT -- 0.3%
  Ingersoll-Rand Co. - Class A                        25,600           1,280,512
                                                                    ------------
MANUFACTURING -- 1.0%
  Eaton Corp.(c)                                      26,100           2,113,578
  ITT Industries, Inc.                                33,300           2,099,232
                                                                    ------------
                                                                       4,212,810
                                                                    ------------
MEASURING & CONTROLLING DEVICES -- 1.4%
  KLA-Tencor Corp.(b)(c)                              84,500           5,619,250
                                                                    ------------
MEDICAL & MEDICAL SERVICES -- 5.7%
  Genzyme Corp.(b)(c)                                 60,800           2,655,136
  Gilead Sciences, Inc.(b)(c)                        118,600           4,268,414
  McKesson Corp.(c)                                   58,600           2,193,398
  Omnicare, Inc.                                     148,100           3,834,309
  Pharmaceutical Product Development,
    Inc.(b)(c)                                       167,800           5,847,830
  Protein Design Labs, Inc.(b)                       112,000           1,918,560
  Quest Diagnostics, Inc.(b)                          28,500           2,361,225
                                                                    ------------
                                                                      23,078,872
                                                                    ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 6.1%
  Affymetrix, Inc.(b)                                 75,200           2,179,296
  Alcon, Inc.(b)                                     135,600           4,590,060
  Boston Scientific Corp.(b)(c)                      174,300           4,373,187
  C.R. Bard, Inc.                                     42,500           2,509,625
  Guidant Corp.(b)                                    99,800           4,323,336
  Immunomedics, Inc.(b)                               48,500             919,560
  St. Jude Medical, Inc.(b)                           26,600           2,052,190
  Varian Medical Systems, Inc.(b)                     59,000           2,413,100
  Zimmer Holdings, Inc.(b)                            41,400           1,409,670
                                                                    ------------
                                                                      24,770,024
                                                                    ------------
MOTOR VEHICLES -- 0.5%
  AutoNation, Inc.(b)                                153,500           2,136,720
                                                                    ------------


See accompanying notes to financial statements.


----
 28
----

                                 BLACKROCK FUNDS
-------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                   MID-CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares          Value
                                                  ----------       ------------

COMMON STOCKS (CONTINUED)
OIL & GAS -- 6.1%
  Apache Corp.                                        75,460       $  4,292,165
  BJ Services Co.(b)(c)                               61,600          2,123,352
  Ensco International, Inc.                           76,800          2,314,752
  Nabors Industries, Inc.(b)(c)                      119,500          5,048,875
  Noble Drilling Corp.(b)(c)                         120,700          4,995,773
  Pride International, Inc.(b)                        83,600          1,329,240
  Smith International, Inc.(b)                        46,600          3,157,150
  Weatherford International, Inc.(b)(c)               27,300          1,300,299
                                                                   ------------
                                                                     24,561,606
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.8%
  Pactiv Corp.(b)                                    163,000          3,263,260
                                                                   ------------
PERSONAL SERVICES -- 0.6%
  Weight Watchers International, Inc.(b)              68,700          2,628,462
                                                                   ------------
PHARMACEUTICALS -- 9.8%
  Amerisource Bergen Corp. - Class A                  20,300          1,386,490
  Biogen, Inc.(b)(c)                                  60,200          2,953,412
  Celgene Corp.(b)                                    67,900          1,680,525
  Cephalon, Inc.(b)(c)                                72,600          4,573,800
  Chiron Corp.(b)(c)                                  31,300          1,436,357
  Forest Laboratories, Inc.(b)                        25,800          2,107,860
  ICOS Corp.(b)                                       31,600          1,453,284
  IDEC Pharmaceuticals Corp.(b)(c)                    45,400          2,919,220
  Immunex Corp.(b)                                   166,100          5,026,186
  King Pharmaceuticals, Inc.(b)(c)                    49,400          1,729,494
  MedImmune, Inc.(b)(c)                              104,500          4,109,985
  Millennium Pharmaceuticals, Inc.(b)(c)             118,400          2,641,504
  OSI Pharmaceuticals, Inc.(b)(c)                    110,100          4,310,415
  Sepracor, Inc.(b)                                   37,400            725,560
  SICOR, Inc.(b)                                      86,100          1,470,588
  Vertex Pharmaceuticals, Inc.(b)                     47,200          1,314,992
                                                                   ------------
                                                                     39,839,672
                                                                   ------------
PUBLISHING & PRINTING -- 0.3%
  A.H. Belo Corp.                                     56,000          1,302,000
                                                                   ------------
RAILROAD & SHIPPING -- 1.0%
  FedEx Corp.(b)                                      72,100          4,189,010
                                                                   ------------
RESTAURANTS -- 1.9%
  Starbucks Corp.(b)(c)                               63,200          1,461,816
  Tricon Global Restaurants, Inc.(b)                  67,600          3,973,528
  Wendy's International, Inc.(c)                      68,000          2,378,640
                                                                   ------------
                                                                      7,813,984
                                                                   ------------
RETAIL MERCHANDISING -- 6.6%
  Abercrombie & Fitch Co. - Class A(b)               116,200          3,578,960
  Circuit City Stores, Inc.                          109,700          1,978,988
  Coach, Inc.(b)                                      71,100          3,605,481
  Nordstrom, Inc.                                    115,900          2,839,550
  Office Depot, Inc.(b)                              271,000          5,379,350
  Staples, Inc.(b)(c)                                263,200          5,256,104
  The Limited, Inc.(c)                               119,240          2,134,396
  Whirlpool Corp.                                     25,900          1,956,745
                                                                   ------------
                                                                     26,729,574
                                                                   ------------

                                                    Number
                                                   of Shares          Value
                                                  ----------       -----------


SEMICONDUCTORS & RELATED DEVICES -- 12 6%
  Atmel Corp.(b)                                     249,500       $  2,529,930
  Chartered Semiconductor Manufacturing
    Ltd. - ADR(b)(c)                                 103,800          2,793,258
  Conexant Systems, Inc.(b)(c)                       201,500          2,428,075
  Fairchild Semiconductor Corp. -
    Class A(b)                                       143,800          4,112,680
  Integrated Device Technology, Inc.(b)               89,700          2,981,628
  International Rectifier Corp.(b)                    69,300          3,146,913
  Lam Research Corp.(b)(c)                           101,600          2,978,912
  Marvell Technology Group Ltd.(b)(c)                170,900          7,485,420
  Microchip Technology, Inc.(b)                       75,700          3,166,531
  National Semiconductor Corp.(b)(c)                 128,900          4,342,641
  Novellus Systems, Inc.(b)(c)                        77,400          4,189,662
  PMC-Sierra, Inc.(b)(c)                              88,300          1,437,524
  Semtech Corp.(b)(c)                                 67,100          2,449,150
  Silicon Laboratories, Inc.(b)                       66,800          2,360,044
  Teradyne, Inc.(b)(c)                                93,000          3,666,990
  Vitesse Semiconductor Corp.(b)                      82,600            809,480
                                                                   ------------
                                                                     50,878,838
                                                                   ------------
SERVICES - HOTELS & MOTELS -- 1.1%
  Starwood Hotels & Resorts Worldwide,
    Inc.(c)                                          119,400          4,490,634
                                                                   ------------
TELECOMMUNICATIONS -- 1.4%
  IDT Corp. - Class B(b)                             123,300          2,176,245
  L-3 Communications Holdings,
    Inc.(b)(c)                                        31,100          3,483,200
                                                                   ------------
                                                                      5,659,445
                                                                   ------------
TRANSPORTATION -- 0.3%
  Swift Transport, Inc.(b)(c)                         46,700          1,023,664
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $349,564,179)                                               396,187,867
                                                                   ------------

                                                  Par/Shares
                                     Maturity       (000)
                                     --------     ----------

SHORT TERM INVESTMENTS -- 2.1%
  Federal Home Loan Bank
    Discount Notes
    1.64%                            04/01/02     $    2,000          2,000,000
  Galileo Money Market Fund                            6,561          6,561,245
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $8,561,245)                                                   8,561,245
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $358,125,424(a))                                           $404,749,112
                                                                   ============


------------------------
(a) Cost for Federal income tax purposes is $361,656,685. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $51,815,871
      Gross unrealized depreciation                                  (8,723,444)
                                                                    -----------
                                                                    $43,092,427
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.

See accompanying notes to financial statements.


                                                                            ----
                                                                             29
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                         MID-CAP GROWTH EQUITY PORTFOLIO

MARCH 31, 2002 (UNAUDITED)

ASSETS
   Investments at value (Cost $358,125,424) ................        $404,749,112
   Collateral received for securities loaned ...............         126,225,755
   Dividends receivable ....................................              51,204
   Interest receivable .....................................              25,532
   Investments sold receivable .............................          10,144,066
   Capital shares sold receivable ..........................             109,472
   Prepaid expenses ........................................              65,699
                                                                    ------------
          TOTAL ASSETS .....................................         541,370,840
                                                                    ------------

LIABILITIES
   Payable upon return of securities loaned ................         126,225,755
   Capital shares redeemed payable .........................             478,527
   Advisory fees payable ...................................             286,438
   Administrative fees payable .............................              82,361
   Transfer agent fees payable .............................              62,869
   Other accrued expenses payable ..........................             109,514
                                                                    ------------
          TOTAL LIABILITIES ................................         127,245,464
                                                                    ------------

NET ASSETS (Applicable to 26,700,278 Institutional shares,
   6,528,866 Service shares, 5,464,108 Investor A shares,
   7,348,179 Investor B shares and 2,788,871 Investor C
   shares outstanding) .....................................        $414,125,376
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($233,362,589 / 26,700,278) .....               $8.74
                                                                           =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SERVICE SHARE ($55,573,538 / 6,528,866) .............               $8.51
                                                                           =====
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE ($45,603,155 / 5,464,108) ..........               $8.35
                                                                           =====
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($8.35 / 0.955) .........................................               $8.74
                                                                           =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of
   4.5%) PER INVESTOR B SHARE ($57,701,601 / 7,348,179) ....               $7.85
                                                                           =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of
   1.0%) PER INVESTOR C SHARE ($21,884,493 / 2,788,871) ....               $7.85
                                                                           =====


See accompanying notes to financial statements.


----
 30
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                        SMALL CAP VALUE EQUITY PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------        ------------

COMMON STOCKS -- 100.0%
AEROSPACE -- 3.9%
  Gencorp, Inc.                                      375,200        $  5,898,144
  Teledyne Technologies, Inc.(b)                     140,400           2,327,832
  United Defense Industries, Inc.(b)                 248,800           6,667,840
                                                                    ------------
                                                                      14,893,816
                                                                    ------------
AIR TRANSPORTATION -- 1.6%
  Northwest Airlines Corp.(b)                        313,400           5,976,538
                                                                    ------------
BANKS -- 10.9%
  Bay View Capital Corp.(b)                          284,000           1,942,560
  Colonial BancGroup, Inc.                           399,100           5,954,572
  Flagstar Bancorp, Inc.                             270,000           6,285,600
  Fulton Financial Corp.                             272,485           6,823,024
  Independence Community Bank
    Corp.(c)                                         182,700           5,139,351
  Sky Financial Group, Inc.                          312,000           6,945,120
  Staten Island Bancorp, Inc.                        244,000           4,801,920
  Webster Financial Corp.                            103,200           3,862,776
                                                                    ------------
                                                                      41,754,923
                                                                    ------------
BEVERAGES & BOTTLING -- 1.0%
  PepsiAmericas, Inc.                                273,800           3,948,196
                                                                    ------------
BROADCASTING -- 3.5%
  Hearst-Argyle Television, Inc.(b)                  136,200           3,368,226
  Sinclair Broadcast Group, Inc. -
    Class A(b)                                       438,200           5,937,610
  Young Broadcasting, Inc.(b)                        168,500           4,210,815
                                                                    ------------
                                                                      13,516,651
                                                                    ------------
BUSINESS SERVICES -- 7.9%
  ADVO, Inc.(b)                                       67,000           2,830,080
  Heidrick & Struggles International,
    Inc.(b)                                          248,000           5,158,400
  Quanta Services, Inc.(b)                           300,300           5,192,187
  Right Management Consultants,
    Inc.(b)                                          328,000           8,304,960
  Spherion Corp.(b)                                  219,900           2,429,895
  Watson Wyatt & Co. Holdings(b)                     231,100           6,320,585
                                                                    ------------
                                                                      30,236,107
                                                                    ------------
CHEMICALS -- 2.3%
  Cambrex Corp.                                       93,800           3,948,980
  H.B. Fuller Co.                                     81,100           2,428,945
  IMC Global, Inc.                                   167,700           2,473,575
                                                                    ------------
                                                                       8,851,500
                                                                    ------------
COMPUTER & OFFICE EQUIPMENT -- 2.6%
  Ikon Office Solutions, Inc.                        183,600           2,151,792
  Imagistics International, Inc.(b)                   88,700           1,410,330
  Palm, Inc.(b)                                    1,568,600           6,258,714
                                                                    ------------
                                                                       9,820,836
                                                                    ------------
COMPUTER SOFTWARE & SERVICES -- 1.8%
  Ascential Software Corp.(b)                        840,800           3,237,080
  PC-Tel, Inc.(b)                                    184,500           1,595,925
  Vignette Corp.(b)                                  652,600           2,244,944
                                                                    ------------
                                                                       7,077,949
                                                                    ------------
CONSTRUCTION -- 1.7%
  Granite Construction, Inc.(c)                      112,500           2,768,625
  Insituform Technologies, Inc.(b)                   140,500           3,550,435
                                                                    ------------
                                                                       6,319,060
                                                                    ------------


                                                    Number
                                                   of Shares          Value
                                                  ----------       -----------

CONTAINERS -- 3.8%
  Packaging Corp. of America(b)                      390,400        $  7,726,016
  Silgan Holdings, Inc.(b)                           204,200           6,826,406
                                                                    ------------
                                                                      14,552,422
                                                                    ------------
ELECTRONICS -- 1.6%
  Integrated Defense Technologies,
    Inc.(b)                                          168,300           4,670,325
  MagneTek, Inc.(b)                                  136,200           1,593,540
                                                                    ------------
                                                                       6,263,865
                                                                    ------------
ENERGY & UTILITIES -- 1.5%
  McDermott International, Inc.(b)                   364,800           5,672,640
                                                                    ------------
ENTERTAINMENT & LEISURE -- 6.9%
  LodgeNet Entertainment Corp.(b)                    121,600           2,079,360
  Six Flags, Inc.(b)(c)                              468,500           8,367,410
  Station Casinos, Inc.(b)(c)                        536,900           8,939,385
  The Topps Co., Inc.(b)                             176,400           1,693,440
  WMS Industries, Inc.(b)                            290,100           5,511,900
                                                                    ------------
                                                                      26,591,495
                                                                    ------------
FINANCE -- 2.7%
  IndyMac Mortgage Holdings, Inc.(b)                 265,300           6,552,910
  Raymond James Financial, Inc.                      106,000           3,628,380
                                                                    ------------
                                                                      10,181,290
                                                                    ------------
FOOD & AGRICULTURE -- 4.3%
  Bunge Ltd.                                         222,500           4,817,125
  Del Monte Foods Co.(b)                             537,200           5,226,956
  Delta and Pine Land Co.                            101,500           1,925,455
  NBTY, Inc.(b)                                      254,600           4,343,476
                                                                    ------------
                                                                      16,313,012
                                                                    ------------
INSURANCE -- 6.8%
  IPC Holdings Ltd.                                  265,900           8,652,386
  RenaissanceRe Holdings Ltd.                        111,961          11,531,983
  W.R. Berkley Corp.                                 100,800           5,793,984
                                                                    ------------
                                                                      25,978,353
                                                                    ------------
MACHINERY & HEAVY EQUIPMENT -- 1.1%
  Cummins, Inc.(c)                                    47,700           2,252,871
  Global Power Equipment Group,
    Inc.(b)(c)                                       162,600           2,027,622
                                                                    ------------
                                                                       4,280,493
                                                                    ------------
MANUFACTURING -- 3.1%
  Cooper Tire & Rubber Co.                           370,900           8,029,985
  Quiksilver, Inc.(b)                                175,100           3,831,188
                                                                    ------------
                                                                      11,861,173

MEDICAL & MEDICAL SERVICES -- 5.5%
  Apria Healthcare Group, Inc.(b)                     82,100           2,012,271
  DaVita, Inc.(b)(c)                                 306,000           7,741,800
  Genesis Health Ventures, Inc.(b)                   179,500           3,266,900
  Renal Care Group, Inc.(b)(c)                       100,300           3,289,840
  US Oncology, Inc.(b)                               294,300           2,592,783
  VCA Antech, Inc.(b)                                158,500           2,139,750
                                                                    ------------
                                                                      21,043,344
                                                                    ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 4.8%
  INAMED Corp.(b)                                    277,700           9,136,330
  Sybron Dental Specialties, Inc.(b)                 260,100           5,228,010
  Viasys Healthcare, Inc.(b)                         175,500           3,946,995
                                                                    ------------
                                                                      18,311,335
                                                                    ------------

See accompanying notes to financial statements.


                                                                            ----
                                                                             31
                                                                            ----

                                 BLACKROCK FUNDS
-------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                  SMALL CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares          Value
                                                  ----------       ------------

COMMON STOCKS (CONTINUED)
METALS & MINING -- 0.6%
  Massey Energy Co.                                  134,800       $  2,278,120
                                                                   ------------
MOTOR VEHICLES -- 1.9%
  Oshkosh Truck Corp.                                 99,600          5,667,240
  Wabash National Corp.                              181,700          1,798,830
                                                                   ------------
                                                                      7,466,070
                                                                   ------------
OIL & GAS -- 4.2%
  Energen Corp.                                       14,600            386,170
  Patterson-UTI Energy, Inc.(b)                       63,600          1,891,464
  Pennzoil-Quaker State Co.                          351,200          7,540,264
  Tesoro Petroleum Corp.(b)                          447,600          6,288,780
                                                                   ------------
                                                                     16,106,678
                                                                   ------------
PERSONAL SERVICES -- 1.4%
  Priceline.com, Inc.(b)                           1,001,400          5,237,322
                                                                   ------------
PUBLISHING & PRINTING -- 1.6%
  Pulitzer, Inc.                                     112,600          6,024,100
                                                                   ------------
RESTAURANTS -- 1.0%
  Jack in the Box, Inc.(b)                           134,400          3,984,960
                                                                   ------------
RETAIL MERCHANDISING -- 5.1%
  Charming Shoppes, Inc.(b)(c)                       575,200          4,555,584
  Deb Shops, Inc.                                     52,100          1,396,280
  OfficeMax, Inc.(b)                                 340,600          1,900,548
  Reebok International Ltd.(b)(c)                    159,200          4,303,176
  Regis Corp.                                        260,300          7,309,224
                                                                   ------------
                                                                     19,464,812
                                                                   ------------
SECURITY BROKERS & DEALERS -- 1.7%
  Ameritrade Holding Corp. -
    Class A(b)                                     1,018,800          6,612,012
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 1.9%
  Alliance Semiconductor Corp.(b)                    146,300          1,685,376
  Exar Corp.(b)                                      175,100          3,596,554
  Integrated Silicon Solution, Inc.(b)               153,700          1,976,582
                                                                   ------------
                                                                      7,258,512
                                                                   ------------
WASTE MANAGEMENT -- 1.3%
  Waste Connections, Inc.(b)                         148,700          4,982,937
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $344,053,130(a))                                           $382,860,521
                                                                   ============


------------------------
(a) Cost for Federal income tax purposes is $344,965,792. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $43,901,657
      Gross unrealized depreciation                                  (6,006,928)
                                                                    ------------
                                                                    $37,894,729
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.

See accompanying notes to financial statements.


----
 32
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                        SMALL CAP VALUE EQUITY PORTFOLIO

MARCH 31, 2002 (UNAUDITED)

ASSETS
   Investments at value (Cost $344,053,130) ................        $382,860,521
   Collateral received for securities loaned ...............          19,759,600
   Dividends receivable ....................................             108,782
   Interest receivable .....................................               6,392
   Investments sold receivable .............................           7,936,240
   Capital shares sold receivable ..........................              65,214
   Prepaid expenses ........................................              51,692
                                                                    ------------
          TOTAL ASSETS .....................................         410,788,441
                                                                    ------------

LIABILITIES
   Payable upon return of securities loaned ................          19,759,600
   Investments purchased payable ...........................           5,543,574
   Payable to custodian ....................................             390,184
   Capital shares redeemed payable .........................             256,675
   Advisory fees payable ...................................             176,448
   Administrative fees payable .............................              74,207
   Transfer agent fees payable .............................              49,721
   Other accrued expenses payable ..........................              72,420
                                                                    ------------
          TOTAL LIABILITIES ................................          26,322,829
                                                                    ------------

NET ASSETS (Applicable to 15,892,698 Institutional shares,
   1,250,799 Service shares, 3,908,940 Investor A shares,
   1,221,457 Investor B shares and 548,888 Investor C shares
   outstanding) ............................................        $384,465,612
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($268,792,527 / 15,892,698) .....              $16.91
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SERVICE SHARE ($21,136,306 / 1,250,799) .............              $16.90
                                                                          ======
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE ($66,031,635 / 3,908,940) ..........              $16.89
                                                                          ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($16.89 / 0.955) ........................................              $17.69
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of
   4.5%) PER INVESTOR B SHARE ($19,666,559 / 1,221,457) ....              $16.10
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of
   1.0%) PER INVESTOR C SHARE ($8,838,585 / 548,888) .......              $16.10
                                                                          ======


See accompanying notes to financial statements.

                                                                            ----
                                                                             33
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                        SMALL CAP GROWTH EQUITY PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------       ------------

COMMON STOCKS -- 98.3%
ADVERTISING -- 0.3%
  Getty Images, Inc.(b)                               92,000       $  2,756,320
                                                                   ------------
BROADCASTING -- 2.5%
  Cumulus Media, Inc. - Class A(b)                   543,700          9,732,230
  Entravision Communications Corp.(b)                423,200          6,263,360
  Sinclair Broadcast Group, Inc. -
    Class A(b)                                       259,000          3,509,450
                                                                   ------------
                                                                     19,505,040
                                                                   ------------
BUSINESS SERVICES -- 4.2%
  Alliance Data Systems Corp.(b)                     245,900          6,181,926
  ArvinMeritor, Inc.                                 168,100          4,799,255
  FTI Consulting, Inc.(b)                            109,900          3,404,702
  Heidrick & Struggles International,
    Inc.(b)                                           50,600          1,052,480
  Key Energy Services, Inc.(b)                       568,600          6,095,392
  Moore Corp. Ltd.(b)                                609,400          7,928,294
  Resources Connection, Inc.(b)                       33,500            969,155
  Watson Wyatt & Co. Holdings(b)                      92,000          2,516,200
                                                                   ------------
                                                                     32,947,404
                                                                   ------------
CHEMICALS -- 3.1%
  Airgas, Inc.(b)                                    446,900          8,982,690
  IMC Global, Inc.                                   494,000          7,286,500
  Varian, Inc.(b)                                    212,600          8,066,044
                                                                   ------------
                                                                     24,335,234
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 1.1%
  Hutchinson Technology, Inc.(b)                      16,300            351,591
  Integrated Circuit Systems, Inc.(b)(c)             164,100          3,347,640
  SanDisk Corp.(b)                                   216,600          4,700,220
  Synaptics, Inc.(b)                                   6,900            119,025
                                                                   ------------
                                                                      8,518,476
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 7.3%
  Advanced Digital Information Corp.(b)              318,800          4,147,588
  Anteon International Corp.(b)(c)                    94,000          1,955,200
  CACI International, Inc.(b)                        119,800          4,206,178
  Ciber, Inc.(b)                                     279,700          2,559,255
  Documentum, Inc.(b)(c)                             303,500          7,724,075
  IIS Intelligent Info Systems Ltd.(b)                13,487                  0
  Ixia(b)                                             23,900            203,150
  J.D. Edwards & Co.(b)                              280,911          5,067,634
  JDA Software Group, Inc.(b)                        348,100         11,097,428
  Kronos, Inc.(b)                                     42,850          2,013,093
  Macromedia, Inc.(b)                                 52,788          1,077,931
  Precise Software Solutions Ltd.(b)                  99,800          2,324,342
  Secure Computing Corp.(b)                           32,300            633,403
  Storage Technology Corp.(b)(c)                     193,900          4,157,216
  Tripos, Inc.(b)                                    147,000          3,848,460
  Vastera, Inc.(b)                                   185,800          2,755,414
  webMethods, Inc.(b)(c)                             205,300          3,537,319
                                                                   ------------
                                                                     57,307,686
                                                                   ------------
CONTAINERS -- 1.0%
  Silgan Holdings, Inc.(b)                           234,200          7,829,306
                                                                   ------------
ELECTRONICS -- 2.5%
  C-COR.net Corp.(b)                                 213,500          3,843,000
  FEI Co.(b)(c)                                       70,200          2,495,610
  FLIR Systems, Inc.(b)                               54,400          2,597,600
  Harman International Industries, Inc.               98,800          4,875,780
  Integrated Defense Technologies,
    Inc.(b)                                           70,700          1,961,925
                                                                   ------------


                                                    Number
                                                  of Shares           Value
                                                  ----------       ------------


ELECTRONICS (CONTINUED)
  KEMET Corp.(b)                                     219,000       $  4,242,030
                                                                   ------------
                                                                     20,015,945
                                                                   ------------
ENERGY & UTILITIES -- 0.4%
  Western Gas Resources, Inc.                         80,700          3,003,654
                                                                   ------------
ENTERTAINMENT & LEISURE -- 5.8%
  Activision, Inc.(b)(c)                             339,336         10,122,393
  Alliance Gaming Corp.(b)                           107,200          3,272,816
  Aztar Corp.(b)                                     204,284          4,473,819
  Direct Focus, Inc.(b)(c)                           197,555          7,516,968
  GTECH Holdings Corp.(b)(c)                          94,200          4,592,250
  Scientific Games Corp. - Class A(b)                698,700          5,848,119
  Station Casinos, Inc.(b)(c)                        580,300          9,661,995
                                                                   ------------
                                                                     45,488,360
                                                                   ------------
FINANCE -- 1.6%
  Coinstar, Inc.(b)                                  120,600          4,063,014
  Investment Technology Group, Inc.(b)(c)            157,800          8,322,372
                                                                   ------------
                                                                     12,385,386
                                                                   ------------
FOOD & AGRICULTURE -- 0.6%
  The Scotts Co. - Class A(b)                        108,000          4,944,240
                                                                   ------------
HOME FURNISHINGS -- 0.3%
  La-Z-Boy, Inc.                                      82,900          2,275,605
                                                                   ------------
INSURANCE -- 0.5%
  Hilb, Rogal & Hamilton Co.                          62,100          1,937,520
  UICI(b)                                            104,200          1,974,590
                                                                   ------------
                                                                      3,912,110
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 1.2%
  Albany International Corp.                         104,300          3,160,290
  Axcelis Technologies, Inc.(b)                      426,500          6,098,950
                                                                   ------------
                                                                      9,259,240
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 7.5%
  Accredo Health, Inc.(b)                            176,000         10,079,520
  Curative Health Services, Inc.(b)(d)               400,000          3,753,535
  CV Therapeutics, Inc.(b)                            79,100          2,863,420
  DIANON Systems, Inc.(b)                             50,400          3,269,952
  Henry Schein, Inc.(b)                              110,100          4,849,905
  Martek Biosciences Corp.(b)                         22,000            692,538
  Mid Atlantic Medical Services, Inc.(b)(c)           86,700          2,470,950
  Myriad Genetics, Inc.(b)                            52,328          1,753,511
  Neurocrine Biosciences, Inc.(b)(c)                 189,300          7,683,687
  Pediatrix Medical Group, Inc.(b)                    82,300          3,354,548
  Protein Design Labs, Inc.(b)                       139,000          2,381,070
  SangStat Medical Corp.(b)                          269,600          7,241,456
  Scios, Inc.(b)(c)                                  315,429          9,125,361
                                                                   ------------
                                                                     59,519,453
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
  Bruker AXS, Inc.(b)                                938,700          3,895,605
  Conceptus, Inc.(b)                                  58,500          1,260,675
  Immunogen, Inc.(b)                                 231,500          2,562,705
  Immunomedics, Inc.(b)                              190,100          3,604,296
  Ocular Sciences, Inc.(b)                            38,800          1,086,513
  Therasense, Inc.(b)(c)                              98,900          1,869,210
                                                                   ------------
                                                                     14,279,004
                                                                   ------------
METALS & MINING -- 2.9%
  Ball Corp.                                         477,200         22,533,384
                                                                   ------------


See accompanying notes to financial statements.


----
 34
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                  SMALL CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------       -------------

COMMON STOCKS (CONTINUED)
MOTOR VEHICLES -- 2.1%
  Group 1 Automotive, Inc.(b)                        221,900       $  8,665,195
  Keystone Automotive Industries, Inc.(b)            421,800          7,246,524
  Monaco Coach Corp.(b)                               15,200            369,360
                                                                   ------------
                                                                     16,281,079
                                                                   ------------
OIL & GAS -- 6.0%
  Evergreen Resources, Inc.(b)(c)                     86,700          3,615,390
  Grant Prideco, Inc.(b)                             407,300          5,571,864
  National-Oilwell, Inc.(b)                          250,800          6,352,764
  Oceaneering International, Inc.(b)                 103,400          2,998,600
  Patterson-UTI Energy, Inc.(b)                      325,800          9,689,292
  Pride International, Inc.(b)                       266,800          4,242,120
  Rowan Co., Inc.(b)(c)                              338,900          7,808,256
  Tidewater, Inc.(c)                                 103,400          4,378,990
  XTO Energy, Inc.                                   118,900          2,383,945
                                                                   ------------
                                                                     47,041,221
                                                                   ------------
PERSONAL SERVICES -- 1.1%
  Career Education Corp.(b)                          215,600          8,537,760
                                                                   ------------
PHARMACEUTICALS -- 9.8%
  American Pharmaceutical Partners,
    Inc.(b)                                          153,600          2,277,888
  Axcan Pharma, Inc.(b)                              166,800          2,103,348
  Cell Therapeutics, Inc.(b)(c)                      318,700          7,913,321
  First Horizon Pharmaceutical Corp.(b)               60,500          1,352,780
  Genta, Inc.(b)(c)                                  455,200          7,633,704
  Isis Pharmaceuticals, Inc.(b)                      400,983          6,447,807
  Ligand Pharmaceuticals, Inc. -
    Class B(b)                                        50,500            995,860
  Medarex, Inc.(b)                                   324,500          5,233,861
  MGI Pharma, Inc.(b)                                563,300          7,751,008
  NPS Pharmaceuticals, Inc.(b)(c)                    257,726          8,409,599
  OSI Pharmaceuticals, Inc.(b)(c)                    204,100          7,990,515
  Transkaryotic Therapies, Inc.(b)                   276,500         11,903,325
  Trimeris, Inc.(b)(c)                               151,400          6,540,480
  Versicor, Inc.(b)                                   33,400            603,872
                                                                   ------------
                                                                     77,157,368
                                                                   ------------
PUBLISHING & PRINTING -- 1.5%
  Scholastic Corp.(b)                                220,600         11,954,314
                                                                   ------------
RESTAURANTS -- 1.1%
  Panera Bread Co. - Class A(b)                       68,700          4,376,877
  Ryan's Family Steak Houses, Inc.(b)                184,400          4,425,600
                                                                   ------------
                                                                      8,802,477
                                                                   ------------
RETAIL MERCHANDISING -- 11.0%
  Abercrombie & Fitch Co. - Class A(b)               242,100          7,456,680
  Action Performance Co., Inc.(b)                    183,262          9,025,653
  Ann Taylor Stores Corp.(b)(c)                      152,600          6,595,372
  Coach, Inc.(b)                                     205,900         10,441,189
  GameStop Corp.(b)                                  218,000          4,403,600
  Insight Enterprises, Inc.(b)                       356,100          8,062,104
  Linens 'n Things, Inc.(b)(c)                       383,350         11,703,676
  Reebok International Ltd.(b)                       355,000          9,595,650
  The Wet Seal, Inc. - Class A(b)                    197,700          6,897,753
  Too, Inc.(b)                                       198,200          5,844,918
  United Auto Group, Inc.(b)                         115,100          2,594,354
  United Rentals, Inc.(b)(c)                         164,900          4,531,452
                                                                   ------------
                                                                     87,152,401
                                                                   ------------


                                                    Number
                                                   of Shares           Value
                                                  ----------       ------------

SEMICONDUCTORS & RELATED DEVICES -- 11 7%
  ASE Test Ltd. - ADR(b)(c)                          264,000         $4,121,040
  ASM International NV(b)(c)                         421,173         10,996,827
  Cohu, Inc.                                          74,600          2,125,354
  Elantec Semiconductor, Inc.(b)                      50,100          2,142,777
  ESS Technology, Inc.(b)(c)                         114,400          2,372,656
  Fairchild Semiconductor Corp. -
    Class A(b)(c)                                    273,400          7,819,240
  GlobespanVirata, Inc.(b)                           147,300          2,197,716
  Kulicke and Soffa Industries, Inc.(b)(c)           252,600          5,256,606
  LTX Corp.(b)(c)                                    254,500          6,919,855
  MKS Instruments, Inc.(b)                           322,800         11,052,672
  O2Micro International Ltd.(b)                      238,500          4,166,595
  Photon Dynamics, Inc.(b)                           261,079         13,286,310
  Photronics Labs, Inc.(b)(c)                        264,700          8,928,331
  Silicon Laboratories, Inc.(b)                      120,200          4,246,666
  Silicon Storage Technology, Inc.(b)                283,300          2,988,815
  Ultratech Stepper, Inc.(b)                          56,100          1,166,880
  Zoran Corp.(b)                                      50,700          2,214,576
                                                                   ------------
                                                                     92,002,916
                                                                   ------------
TELECOMMUNICATIONS -- 1.7%
  Centillium Communications, Inc.(b)                 123,200          1,490,720
  Radio One, Inc.(b)                                 425,500          9,258,880
  West Corp.(b)                                       95,600          3,024,784
                                                                   ------------
                                                                     13,774,384
                                                                   ------------
TRANSPORTATION -- 6.7%
  Arkansas Best Corp.(b)                             417,100         11,591,209
  Heartland Express, Inc.(b)                         382,709          7,638,872
  J.B. Hunt Transport Services, Inc.(b)              247,100          7,025,053
  Knight Transportation, Inc.(b)                     369,400          7,809,116
  Landstar System, Inc.(b)                            91,100          8,454,080
  Werner Enterprises, Inc.                           500,133         10,477,786
                                                                   ------------
                                                                     52,996,116
                                                                   ------------
WASTE MANAGEMENT -- 1.0%
  Stericycle, Inc.(b)                                131,300          8,214,259
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $672,675,499)                                               774,730,142
                                                                   ------------

                                                  Par/Shares
                                     Maturity       (000)
                                     --------     ----------
SHORT TERM INVESTMENTS -- 1.7%
  Federal Home Loan Bank
    Discount Notes
    1.61%                            04/01/02     $    7,000          7,000,000
  Galileo Money Market Fund                            6,564          6,564,037
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $13,564,037)                                                 13,564,037
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $686,239,536(a))                                           $788,294,179
                                                                   ============


------------------------
(a) Cost for Federal income tax purposes is $692,820,395. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                $115,620,947
      Gross unrealized depreciation                                 (20,147,163)
                                                                   ------------
                                                                   $ 95,473,784
                                                                   ============
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

See accompanying notes to financial statements.


                                                                            ----
                                                                             35
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                        SMALL CAP GROWTH EQUITY PORTFOLIO

MARCH 31, 2002 (UNAUDITED)

ASSETS
   Investments at value (Cost $686,239,536) ................        $788,294,179
   Collateral received for securities loaned ...............         131,962,980
   Dividends receivable ....................................              35,418
   Interest receivable .....................................              24,393
   Investments sold receivable .............................          28,895,522
   Capital shares sold receivable ..........................             214,924
   Prepaid expenses ........................................              75,034
                                                                    ------------
          TOTAL ASSETS .....................................         949,502,450
                                                                    ------------

LIABILITIES
   Payable upon return of securities loaned ................         131,962,980
   Investments purchased payable ...........................          11,812,405
   Capital shares redeemed payable .........................             298,302
   Advisory fees payable ...................................             367,942
   Administrative fees payable .............................             152,973
   Transfer agent fees payable .............................             114,380
   Other accrued expenses payable ..........................             138,846
                                                                    ------------
          TOTAL LIABILITIES ................................         144,847,828
                                                                    ------------

NET ASSETS (Applicable to 41,566,182 Institutional shares,
   6,054,274 Service shares, 13,764,877 Investor A shares,
   3,335,687 Investor B shares and 1,483,033 Investor C
   shares outstanding) .....................................        $804,654,622
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($517,292,791 / 41,566,182) .....              $12.45
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SERVICE SHARE ($72,766,384 / 6,054,274) .............              $12.02
                                                                          ======
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE ($161,853,138 / 13,764,877) ........              $11.76
                                                                          ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($11.76 / 0.955) ........................................              $12.31
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of
   4.5%) PER INVESTOR B SHARE ($36,504,716 / 3,335,687) ....              $10.94
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($16,237,593 / 1,483,033) ..........              $10.95
                                                                          ======


See accompanying notes to financial statements.


----
 36
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                           MICRO-CAP EQUITY PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------       ------------

COMMON STOCKS -- 92.3%
BANKS -- 0.5%
  GBC Bancorp                                         31,700       $  1,060,365
                                                                   ------------
BROADCASTING -- 3.2%
  Acme Communications, Inc.(b)                       114,700          1,185,998
  Saga Communications, Inc. -
    Class A(b)                                        45,000          1,134,000
  Spanish Broadcasting System, Inc.(b)               318,800          4,319,740
                                                                   ------------
                                                                      6,639,738
                                                                   ------------
BUSINESS SERVICES -- 2.4%
  Pegasus Solutions, Inc.(b)                         263,300          4,871,050
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 2.9%
  Global Imaging Systems, Inc.(b)                     60,800          1,118,720
  NetScout Systems, Inc.(b)                           50,000            358,000
  Sigma Designs, Inc.(b)                              73,000            431,430
  Synaptics, Inc.(b)                                 233,000          4,019,250
                                                                   ------------
                                                                      5,927,400
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 7.1%
  Alloy Online, Inc.(b)                              212,200          3,189,366
  Datastream Systems, Inc.(b)                         85,300            767,700
  MatrixOne, Inc.(b)                                 193,800          1,728,696
  PC-Tel, Inc.(b)                                    110,100            952,365
  Rainbow Technologies, Inc.(b)                       23,300            234,398
  Roxio, Inc.(b)                                      82,800          1,878,732
  Secure Computing Corp.(b)                           15,800            309,838
  SimpleTech, Inc.(b)                                150,000          1,273,500
  Tecnomatix Technologies Ltd.(b)                    150,000          2,049,000
  Tumbleweed Communications Corp.(b)                  50,000            182,000
  Witness Systems, Inc.(b)                           151,800          2,135,826
                                                                   ------------
                                                                     14,701,421
                                                                   ------------
CONSTRUCTION -- 0.5%
  M/I Schottenstein Homes, Inc.                       17,500            991,375
                                                                   ------------
ELECTRONICS -- 7.4%
  Benchmark Electronics, Inc.(b)                      42,300          1,184,400
  C-COR.net Corp.(b)                                 237,700          4,278,600
  Pioneer-Standard Electronics, Inc.                  73,700          1,042,855
  Silicon Image, Inc.(b)                             331,700          2,832,718
  Synplicity, Inc.(b)                                324,800          2,533,440
  Trikon Technologies, Inc.(b)                       122,400          1,796,832
  TTM Technologies, Inc.(b)                          150,000          1,486,500
                                                                   ------------
                                                                     15,155,345
                                                                   ------------
ENERGY & UTILITIES -- 1.3%
  FuelCell Energy, Inc.(b)                            61,700            972,392
  Headwaters, Inc.(b)                                 69,500          1,063,350
  Hydrogenics Corp.(b)                                88,900            666,750
                                                                   ------------
                                                                      2,702,492
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.6%
  Hollywood Casino Corp. - Class A(b)                 75,600          1,246,644
                                                                   ------------
FINANCE -- 1.1%
  Coinstar, Inc.(b)                                   56,800          1,913,592
  Lendingtree, Inc.(b)                                30,000            402,000
                                                                   ------------
                                                                      2,315,592
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 1.4%
  Horizon Offshore, Inc.(b)                          247,700          2,905,521
                                                                   ------------
MANUFACTURING -- 0.9%
  Quicksilver, Inc.(b)                                87,800          1,921,064
                                                                   ------------


                                                    Number
                                                   of Shares           Value
                                                  ----------       ------------

MEDICAL & MEDICAL SERVICES -- 6.3%
  DIANON Systems, Inc.(b)                             15,100       $    979,688
  Interpore International, Inc.(b)                    99,000          1,108,800
  Northwest Biotherapeutics, Inc.(b)                 290,800          1,119,580
  Paradigm Genetics, Inc.(b)                          50,000             81,000
  SFBC International, Inc.(b)                         46,800          1,221,480
  Sierra Health Services, Inc.(b)                    213,400          2,791,272
  VIVUS, Inc.(b)                                     648,900          5,749,254
                                                                   ------------
                                                                     13,051,074
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 3.8%
  Bioject Medical Technologies, Inc.
    Warrants(b)(c)
    (expiring 5/22/06)                                15,000                150
  Endocare, Inc.(b)                                   67,300          1,326,483
  Fischer Imaging Corp.(b)                            82,800          1,010,160
  Hologic, Inc.(b)                                   293,400          4,533,030
  ICU Medical, Inc.(b)                                27,900          1,015,560
                                                                   ------------
                                                                      7,885,383
                                                                   ------------
METALS & MINING -- 0.8%
  Commonwealth Industries, Inc.                      210,800          1,559,920
                                                                   ------------
OIL & GAS -- 7.2%
  Grey Wolf, Inc.(b)                                 766,700          3,036,132
  Remington Oil & Gas Corp. -
    Class B(b)                                       124,600          2,511,936
  Torch Offshore, Inc.(b)                            193,000          1,717,700
  Unit Corp.(b)                                      258,900          4,735,281
  W-H Energy Services, Inc.(b)                       134,600          2,907,360
                                                                   ------------
                                                                     14,908,409
                                                                   ------------
PERSONAL SERVICES -- 1.1%
  Labor Ready, Inc.(b)                               292,200          2,279,160
                                                                   ------------
PHARMACEUTICALS -- 12.3%
  Array Biopharma, Inc.(b)                           187,800          2,432,010
  Bradley Pharmaceuticals, Inc.(b)                    15,300            162,945
  Genta, Inc.(b)                                     328,900          5,515,653
  Hollis-Eden Pharmaceuticals, Inc.(b)               200,067          1,224,410
  Hollis-Eden Pharmaceuticals, Inc. -
    Warrants(b)(c)
    (expiring 12/11/03)                               36,667                366
  Isis Pharmaceuticals, Inc.(b)                      244,600          3,933,168
  Nastech Pharmaceutical Co., Inc.(b)                  5,394             84,686
  Neopharm, Inc.(b)                                  138,100          2,967,769
  Pain Therapeutics, Inc.(b)                         235,000          2,246,600
  Penwest Pharmaceuticals Co.(b)                      52,800          1,024,320
  Telik, Inc.(b)                                     380,000          4,605,600
  Women First Healthcare, Inc.(b)                    114,500          1,132,405
                                                                   ------------
                                                                     25,329,932
                                                                   ------------
RESTAURANTS -- 2.4%
  Buca, Inc.(b)                                      151,200          2,747,304
  Champps Entertainment, Inc.(b)                     182,000          2,242,240
                                                                   ------------
                                                                      4,989,544
                                                                   ------------
RETAIL MERCHANDISING -- 9.1%
  Delia's Corp.(b)                                   230,200          1,466,144
  Gart Sports Co.(b)                                 110,500          3,337,100
  Global Sports, Inc.(b)                             114,000          1,949,400
  Hibbett Sporting Goods, Inc.(b)                    150,000          3,525,000
  J. Jill Group, Inc.(b)                              51,800          1,473,710
  Restoration Hardware, Inc.(b)                      205,500          2,568,750
  Sharper Image Corp.(b)                             130,500          2,243,295
  The Gymboree Corp.(b)                              147,500          2,175,625
                                                                   ------------
                                                                     18,739,024
                                                                   ------------

See accompanying notes to financial statements.


                                                                            ----
                                                                             37
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                     MICRO-CAP EQUITY PORTFOLIO (CONCLUDED)

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------       ------------


COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & RELATED DEVICES -- 9.4%
  Cohu, Inc.                                         119,400       $  3,401,706
  GSI Lumonics, Inc.(b)                              124,000          1,252,400
  IXYS Corp.(b)                                      194,500          2,273,705
  Metron Technology NV(b)                            200,000          2,171,800
  Microsemi Corp.(b)                                 206,100          3,363,552
  MIPS Technologies, Inc.(b)                         126,600            931,776
  OmniVision Technologies, Inc.(b)                   208,000          2,294,240
  PLX Technology, Inc.(b)                            121,700          1,484,740
  Standard Microsystems Corp.(b)                      87,600          2,014,800
  Ultratech Stepper, Inc.(b)                           6,100            126,880
                                                                   ------------
                                                                     19,315,599
                                                                   ------------
TELECOMMUNICATIONS -- 5.6%
  Centillium Communications, Inc.(b)                 421,400          5,098,940
  EMS Technologies, Inc.(b)                           95,100          2,154,015
  Golden Telecom, Inc.(b)                             34,000            526,320
  NMS Communications Corp.(b)                        150,000            639,000
  Regent Communications, Inc.(b)                     290,600          2,394,544
  Telecommunication Systems, Inc. -
    Class A(b)                                       200,000            624,000
                                                                   ------------
                                                                     11,436,819
                                                                   ------------
TRANSPORTATION -- 5.0%
  Covenant Transport, Inc. - Class A(b)               65,600            961,696
  Grupo TMM S.A. de C.V. - ADR(b)                    100,000          1,095,000
  Knightsbridge Tankers Ltd.                          60,000          1,089,600
  Offshore Logistics, Inc.(b)                        142,800          3,077,340
  Trico Marine Services, Inc.(b)                     387,400          3,397,498
  U.S. Xpress Enterprises, Inc.(b)                    39,000            471,900
  USA Truck, Inc.(b)                                  19,500            251,550
                                                                   ------------
                                                                     10,344,584
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $170,421,049)                                               190,277,455
                                                                   ------------

                                                  Par/Shares
                                     Maturity       (000)
                                     --------     ----------
SHORT TERM INVESTMENTS-- 6.6%
  Federal Home Loan Bank
    Discount Notes
    1.61%                            04/01/02     $    7,000          7,000,000
  Galileo Money Market Fund                            6,698          6,698,134
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $13,698,134)                                                 13,698,134
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $184,119,183(a))                               98.9%        203,975,589

OTHER ASSETS IN EXCESS
  OF LIABILITIES                                        1.1%          2,196,714
                                                      ------       ------------
NET ASSETS (Applicable to 1,561,182
  Institutional shares, 47,598 Service
  shares, 2,663,020 Investor A shares,
  4,359,080 Investor B shares and
  2,201,987 Investor C shares outstanding)            100.0%       $206,172,303
                                                      ======       ============


                                                                       Value
                                                                   ------------

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($30,661,696 / 1,561,182)                                              $19.64
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($923,380 / 47,598)                                                    $19.40
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($51,417,290 / 2,663,020)                                              $19.31
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($19.31 / 0.950)                                                       $20.33
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($81,853,561 / 4,359,080)                                              $18.78
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($41,316,376 / 2,201,987)                                              $18.76
                                                                         ======

------------------------
(a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $26,138,638
      Gross unrealized depreciation                                  (6,282,232)
                                                                    ------------
                                                                    $19,856,406
                                                                    ===========
(b) Non-income producing security.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

See accompanying notes to financial statements.


----
 38
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                      GLOBAL SCIENCE & TECHNOLOGY PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------       ------------

COMMON STOCKS -- 97.6%
INDIA -- 0.9%
  Satyam Computer Services - ADR                      39,800        $   497,500
                                                                    -----------
NETHERLANDS -- 1.2%
  ASM International NV(b)                             25,900            676,249
                                                                    -----------
SOUTH KOREA -- 4.9%
  You Eal Electronics Co. Ltd.                        11,200            295,414
  Samsung Electronics Co.                              7,200          1,939,787
  Seoul Semiconductor Co. Ltd.                        22,600            300,607
  Testech, Inc.                                       47,100            230,717
                                                                    -----------
                                                                      2,766,525
                                                                    -----------
SWITZERLAND -- 2.1%
  Logitech International SA(b)                        13,000            616,062
  STMicroelectronics NV                               16,300            552,896
                                                                    -----------
                                                                      1,168,958
                                                                    -----------
TAIWAN -- 10.6%
  Asustek Computer, Inc.                             120,000            535,469
  Benq Corp.                                         280,000            572,655
  LITE-ON IT Corp.(b)                                 48,000            399,542
  Siliconware Precision Industries Co. -
    ADR(b)                                           263,700          1,371,240
  Taiwan Semiconductor Manufacturing
    Co. Ltd. - ADR(b)                                 86,600          1,796,950
  United Microelectronics Corp. - ADR(b)             118,300          1,259,895
                                                                    -----------
                                                                      5,935,751
                                                                    -----------
UNITED STATES -- 77.9%
BROADCASTING -- 2.0%
  USA Networks, Inc.(b)                               34,600          1,099,242
                                                                    -----------
BUSINESS SERVICES -- 3.9%
  Expedia, Inc. - Warrants(b)
    (expiring 02/04/09)                                2,035             72,487
  Gartner, Inc. - Class A(b)                          58,700            757,230
  Pegasus Solutions, Inc.(b)                           9,200            170,200
  Ticketmaster - Class B(b)                           39,900          1,180,242
                                                                    -----------
                                                                      2,180,159
                                                                    -----------
COMPUTER & OFFICE EQUIPMENT -- 0.3%
  Integrated Circuit Systems, Inc.(b)                  7,500            153,000
                                                                    -----------
COMPUTER SOFTWARE & SERVICES -- 14.2%
  @Road, Inc.(b)                                      35,800            282,820
  Adobe Systems, Inc.                                 21,600            870,264
  Alloy Online, Inc.(b)                               18,800            282,564
  Cognos, Inc.(b)                                     22,900            628,605
  Datastream Systems, Inc.(b)                         33,700            303,300
  Documentum, Inc.(b)                                 13,500            343,575
  infoUSA, Inc.(b)                                    76,800            585,984
  J.D. Edwards & Co.(b)                               32,200            580,888
  JDA Software Group, Inc.(b)                         17,100            545,148
  Kronos, Inc.(b)                                      2,900            136,242
  QuadraMed Corp.(b)                                  57,400            510,860
  Roxio, Inc.(b)                                      32,700            741,963
  ScanSoft, Inc.(b)                                   68,700            404,643
  Siebel Systems, Inc.(b)                             26,700            870,687
  Yahoo!, Inc.(b)                                     47,200            871,784
                                                                    -----------
                                                                      7,959,327
                                                                    -----------

                                                    Number
                                                  of Shares           Value
                                                  ----------       ------------

ELECTRONICS -- 8.2%
  Agilent Technologies, Inc.(b)                       16,200        $   566,352
  AMETEK, Inc.                                        15,200            565,592
  C-COR.net Corp.(b)                                  35,900            646,200
  KEMET Corp.(b)                                      29,800            577,226
  Park Electrochemical Corp.                          20,800            603,200
  Vishay Intertechnology, Inc.(b)                     27,600            561,384
  Xilinx, Inc.(b)                                     26,800          1,068,248
                                                                    -----------
                                                                      4,588,202
                                                                    -----------
ENTERTAINMENT & LEISURE -- 1.1%
  Activision, Inc.(b)                                 19,700            587,651
                                                                    -----------
MEASURING & CONTROLLING DEVICES -- 1.0%
  KLA-Tencor Corp.(b)                                  8,800            585,200
                                                                    -----------
MEDICAL & MEDICAL SERVICES -- 1.7%
  Martek Biosciences Corp.(b)                          2,700             84,993
  Scios, Inc.(b)                                      12,200            352,946
  VIVUS, Inc.(b)                                      60,000            531,600
                                                                    -----------
                                                                        969,539
                                                                    -----------
MEDICAL INSTRUMENTS & SUPPLIES -- 1.5%
  Hologic, Inc.(b)                                    24,800            383,160
  IGEN International, Inc.(b)                         11,600            439,408
                                                                    -----------
                                                                        822,568
                                                                    -----------
PHARMACEUTICALS -- 0.8%
  Bradley Pharmaceuticals, Inc.(b)                     1,000             10,650
  Hollis-Eden Pharmaceuticals, Inc.(b)                74,900            458,388
  Hollis-Eden Pharmaceuticals, Inc. -
    Warrants(b)(c)
    (expiring 12/11/03)                               10,000                100
                                                                    -----------
                                                                        469,138
                                                                    -----------
SEMICONDUCTORS & RELATED DEVICES -- 40.6%
  Advanced Micro Devices, Inc.(b)                     37,200            547,212
  Analog Devices, Inc.(b)                             12,800            576,512
  Applied Materials, Inc.(b)                          14,000            759,780
  Atmel Corp.(b)                                      66,300            672,282
  ATMI, Inc.(b)                                       19,600            616,420
  Cirrus Logic, Inc.(b)                               47,200            890,664
  Cohu, Inc.                                          34,200            974,358
  Cymer, Inc.(b)                                      20,500          1,018,030
  Cypress Semiconductor Corp.(b)                      31,900            733,700
  Dupont Photomasks, Inc.(b)                          10,900            566,800
  Entegris, Inc.(b)                                   40,800            658,920
  ESS Technology, Inc.(b)                             12,100            250,954
  Fairchild Semiconductor Corp. -
    Class A(b)                                        19,200            549,120
  Integrated Device Technology, Inc.(b)               29,000            963,960
  International Rectifier Corp.(b)                    18,800            853,708
  Kulicke and Soffa Industries, Inc.(b)               51,600          1,073,796
  Lam Research Corp.(b)                               21,600            633,312
  LTX Corp.(b)                                        22,200            603,618
  Marvell Technology Group Ltd.(b)                    14,100            617,580
  Micrel, Inc.(b)                                     25,000            630,500
  Microchip Technology, Inc.(b)                       15,700            656,731
  MKS Instruments, Inc.(b)                            37,100          1,270,304
  National Semiconductor Corp.(b)                     34,000          1,145,460
  Novellus Systems, Inc.(b)                           13,000            703,690
  Photon Dynamics, Inc.(b)                            24,800          1,262,072
  Photronics Labs, Inc.(b)                            13,700            462,101


See accompanying notes to financial statements.


                                                                            ----
                                                                             39
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                GLOBAL SCIENCE & TECHNOLOGY PORTFOLIO (CONCLUDED)

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------        -----------

COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & RELATED DEVICES (CONTINUED)
  Rudolph Technologies, Inc.(b)                       15,300        $   660,348
  Silicon Laboratories, Inc.(b)                        9,800            346,234
  Teradyne, Inc.(b)                                   15,600            615,108
  Texas Instruments, Inc.                             24,900            824,190
  Veeco Instruments, Inc.(b)                           8,300            290,500
  Zoran Corp.(b)                                       7,700            336,336
                                                                    -----------
                                                                     22,764,300
                                                                    -----------
TELECOMMUNICATIONS -- 2.6%
  Centillium Communications, Inc.(b)                  49,200            595,320
  IDT Corp. - Class B(b)                              49,600            875,440
                                                                    -----------
                                                                      1,470,760
                                                                    -----------
  TOTAL UNITED STATES                                                43,649,086
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $49,658,307)                                                 54,694,069
                                                                    -----------
SHORT TERM INVESTMENTS -- 4.8%
  Galileo Money Market Fund
  (Cost $2,692,933)                                2,692,933          2,692,933
                                                                    -----------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $52,351,240(a))                               102.4%         57,387,002

LIABILITIES IN EXCESS OF
  OTHER ASSETS                                         (2.4%)        (1,346,294)
                                                      ------        -----------
NET ASSETS (Applicable to 1,045,764
  Institutional shares, 7,955 Service
  shares, 3,032,852 Investor A shares,
  4,828,393 Investor B shares and
  1,117,362 Investor C shares
  outstanding)                                        100.0%        $56,040,708
                                                      ======        ===========



                                                                       Value
                                                                    -----------

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($5,934,903 / 1,045,764)                                                $5.68
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($44,954 / 7,955)                                                       $5.65
                                                                          =====
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
   ($17,063,814 / 3,032,852)                                              $5.63
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($5.63 / 0.950)                                                         $5.93
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($26,794,591 / 4,828,393)                                               $5.55
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($6,202,446 / 1,117,362)                                                $5.55
                                                                          =====

------------------------
(a) Cost for Federal income tax purposes is $52,855,732. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $ 5,839,835
      Gross unrealized depreciation                                  (1,308,565)
                                                                    ------------
                                                                    $ 4,531,270
                                                                    ===========
(b) Non-income producing security.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

See accompanying notes to financial statements.


----
 40
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                            EUROPEAN EQUITY PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------        -----------

COMMON STOCKS -- 95.7%
BELGIUM -- 1.8%
  UCB SA                                               5,068        $   196,748
                                                                    -----------
DENMARK -- 3.8%
  Carlsberg A/S - Class B                              5,015            190,098
  ISS A/S(b)                                           4,220            214,191
                                                                    -----------
                                                                        404,289
                                                                    -----------
FINLAND -- 1.0%
  Nokia Oyj                                            5,028            106,282
                                                                    -----------
FRANCE -- 12.5%
  Carrefour SA                                         6,100            287,367
  Castorama Dubois Investissement SA                   4,564            249,647
  Compagnie de Saint-Gobain                            1,307            213,335
  Essilor International SA                             8,107            290,326
  LVMH Moet Hennessy Louis Vuitton SA                  1,794             91,401
  Valeo SA                                             4,703            208,836
                                                                    -----------
                                                                      1,340,912
                                                                    -----------
GERMANY -- 10.3%
  Allianz AG                                           1,556            370,583
  Bayer AG                                             6,391            216,607
  E.On AG                                              5,120            260,630
  Muenchener Rueckversicherungs AG                     1,031            256,853
                                                                    -----------
                                                                      1,104,673
                                                                    -----------
IRELAND -- 2.6%
  Bank of Ireland                                     26,061            282,147
                                                                    -----------
NETHERLANDS -- 16.6%
  Akzo Nobel NV                                        5,576            260,736
  Elsevier NV                                         24,378            326,665
  Koninklijke KPN NV(b)                               40,712            208,484
  Royal Dutch Petroleum NV                             8,823            482,995
  TNT Post Group NV                                   11,920            247,807
  Verenigde Nederlandse
    Uitgeversbedrijven NV                              7,762            246,484
                                                                    -----------
                                                                      1,773,171
                                                                    -----------
SPAIN -- 4.2%
  Banco Bilbao Vizcaya Argentaria SA                  19,814            235,949
  Telefonica SA(b)                                    18,132            203,265
  Telefonica SA - Exercised Rights(b)                    363              4,065
                                                                    -----------
                                                                        443,279
                                                                    -----------
SWEDEN -- 6.9%
  Atlas Copco AB                                       9,479            222,831
  Ericsson LM - Class B(b)                            47,673            201,587
  Securitas AB - Class B                              15,842            314,295
                                                                    -----------
                                                                        738,713
                                                                    -----------
SWITZERLAND -- 9.7%
  Adecco SA                                            3,986            253,004
  Roche Holding AG                                     3,269            254,144
  Syngenta AG(b)                                       3,739            228,434
  UBS AG(b)                                            6,168            303,667
                                                                    -----------
                                                                      1,039,249
                                                                    -----------

                                                    Number
                                                   of Shares           Value
                                                  ----------        -----------

UNITED KINGDOM -- 26.3%
  BAE Systems PLC                                     43,776        $   208,831
  BP PLC                                              62,614            557,270
  BT Group PLC(b)                                     62,015            247,269
  Compass Group PLC                                   40,375            270,224
  GlaxoSmithKline PLC                                 17,760            418,305
  Lloyds TSB Group PLC                                22,320            229,162
  Standard Chartered PLC                              21,573            235,471
  Unilever PLC                                        35,350            282,905
  Vodafone Group PLC                                 198,875            367,453
                                                                    -----------
                                                                      2,816,890
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $10,346,625)                                                 10,246,353
                                                                    -----------


                                                  Par/Shares
                                     Maturity       (000)
                                     --------     ----------

SHORT TERM INVESTMENTS -- 2.4%
  Federal Home Loan Bank
    Discount Notes
    1.61%                            04/01/02           $200            200,000
  Galileo Money Market Fund                               60             60,193
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $260,193)                                                       260,193
                                                                    -----------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $10,606,818(a))                                98.1%         10,506,546

OTHER ASSETS IN EXCESS OF
  LIABILITIES                                           1.9%            207,981
                                                      ------        -----------
NET ASSETS (Applicable to 849,326
  Institutional shares, 114,905 Service
  shares, 104,146 Investor A shares,
  277,593 Investor B shares and 98,109
  Investor C shares outstanding)                      100.0%        $10,714,527
                                                      ======        ===========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($6,309,625 / 849,326)                                                  $7.43
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($852,657 / 114,905)                                                    $7.42
                                                                          =====
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($774,512 / 104,146)                                                    $7.44
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($7.44 / 0.950)                                                         $7.83
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($2,052,004 / 277,593)                                                  $7.39
                                                                          =====


See accompanying notes to financial statements.


                                                                            ----
                                                                             41
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                      EUROPEAN EQUITY PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2002 (UNAUDITED)                                       Value
                                                                    -----------

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($725,729 / 98,109)                                                     $7.40
                                                                          =====


------------------------
(a) Cost for Federal income tax purposes is $10,730,206. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                   $ 555,574
      Gross unrealized depreciation                                    (779,234)
                                                                      ---------
                                                                      $(223,660)
                                                                      =========
(b) Non-income producing security.

See accompanying notes to financial statements.


----
 42
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         INTERNATIONAL EQUITY PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------        -----------

COMMON STOCKS -- 97.8%
BELGIUM -- 1.5%
  UCB SA                                             171,850        $ 6,671,487
                                                                    -----------
BRAZIL -- 1.4%
  Companhia Vale do Rio Doce - ADR(b)                228,848          6,268,147
                                                                    -----------
DENMARK -- 2.3%
  Carlsberg A/S - Class B                            145,907          5,530,718
  ISS A/S(b)                                          93,777          4,759,762
                                                                    -----------
                                                                     10,290,480
                                                                    -----------
FINLAND -- 0.4%
  Nokia Oyj                                           81,414          1,720,939
                                                                    -----------
FRANCE -- 16.1%
  Aventis SA                                         177,624         12,272,694
  Carrefour SA(c)                                    182,797          8,611,442
  Compagnie de Saint-Gobain                           39,411          6,432,863
  Credit Agricole SA(b)                              456,674          8,716,992
  Essilor International SA                           300,707         10,768,861
  Orange SA(b)(c)                                    559,796          3,814,116
  Total Fina SA(c)                                    92,226         14,240,975
  Valeo SA                                           182,115          8,086,798
                                                                    -----------
                                                                     72,944,741
                                                                    -----------
GERMANY -- 6.7%
  Allianz AG                                          53,356         12,707,467
  E.On AG(c)                                         204,396         10,404,622
  Muenchener Rueckversicherungs
    AG(c)                                             29,286          7,296,015
                                                                    -----------
                                                                     30,408,104
                                                                    -----------
HONG KONG -- 0.6%
  Swire Pacific Ltd. - Class A                       463,500          2,507,725
                                                                    -----------
JAPAN -- 16.5%
  Amada Co. Ltd.                                   1,022,000          5,243,595
  Canon, Inc.                                        230,000          8,538,119
  Fuji Photo Film Co. Ltd.                           213,000          6,701,699
  Ito-Yokado Co. Ltd.                                159,000          6,322,328
  Mitsubishi Corp.                                 1,588,000         11,969,755
  Nomura Holdings, Inc.                              620,000          8,041,496
  Sekisui House Ltd.                               1,078,000          7,694,478
  Takeda Chemical Industries Ltd.                    301,000         12,195,794
  Toyota Motor Corp.                                 275,000          7,926,206
                                                                    -----------
                                                                     74,633,470
                                                                    -----------
NETHERLANDS -- 12.6%
  Akzo Nobel NV                                      193,008          9,025,124
  Elsevier NV                                        956,194         12,812,985
  ING Groep NV                                       257,409          7,006,343
  Koninklijke KPN NV(b)                            1,302,796          6,671,563
  TNT Post Group NV                                  527,357         10,963,313
  Verenigde Nederlandse
    Uitgeversbedrijven NV                            334,893         10,634,584
                                                                    -----------
                                                                     57,113,912
                                                                    -----------
RUSSIA -- 0.4%
  YUKOS - ADR                                         16,200          2,041,200
                                                                    -----------
SINGAPORE -- 2.4%
  DBS Group Holdings Ltd.                          1,351,000         10,843,814
                                                                    -----------


                                                    Number
                                                   of Shares           Value
                                                  ----------        -----------

SOUTH AFRICA -- 1.7%
  Gold Fields Ltd.                                   722,300       $  7,550,294
                                                                   ------------
SOUTH KOREA -- 1.2%
  Pohang Iron & Steel Co. Ltd. - ADR                 214,892          5,619,426
                                                                   ------------
SPAIN -- 2.2%
  Telefonica SA(b)                                   861,953          9,662,729
  Telefonica SA - Exercised Rights(b)                 17,239            193,254
                                                                   ------------
                                                                      9,855,983
                                                                   ------------
SWEDEN -- 5.7%
  Atlas Copco AB                                     274,407          6,450,738
  Ericsson LM - Class B(b)                         1,617,192          6,838,345
  Securitas AB - Class B                             632,417         12,546,733
                                                                   ------------
                                                                     25,835,816
                                                                   ------------
SWITZERLAND -- 8.2%
  Adecco SA                                          138,610          8,798,031
  Roche Holding AG                                    97,447          7,575,883
  Syngenta AG(b)                                     135,089          8,253,248
  UBS AG(b)                                          252,455         12,429,034
                                                                   ------------
                                                                     37,056,196
                                                                   ------------
THAILAND -- 1.7%
  Bangkok Bank Public Co. Ltd.
    (Foreign Shares)(b)                            5,377,700          7,599,459
                                                                   ------------
UNITED KINGDOM -- 16.2%
  BAE Systems PLC                                  1,737,471          8,288,513
  BP PLC                                           2,230,624         19,852,749
  Compass Group PLC                                1,335,981          8,941,542
  GlaxoSmithKline PLC                                444,618         10,472,173
  MMO2 PLC(b)                                      6,287,471          6,110,727
  Standard Chartered PLC                             805,592          8,793,091
  Unilever PLC                                     1,338,371         10,710,928
                                                                   ------------
                                                                     73,169,723
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $421,220,657)                                               442,130,916
                                                                   ------------

                                                     Par
                                     Maturity       (000)
                                     --------     ----------
SHORT TERM INVESTMENTS -- 2.2%
  Federal Home Loan Bank
    Discount Notes
    1.61%
  (Cost $10,000,000)                   4/1/02        $10,000         10,000,000
                                                                   ------------

TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $431,220,657(a))                                           $452,130,916
                                                                   =============


------------------------
(a) Cost for Federal income tax purposes is $437,866,524. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $41,817,354
      Gross unrealized depreciation                                 (27,552,962)
                                                                    -----------
                                                                    $14,264,392
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.

See accompanying notes to financial statements.


                                                                            ----
                                                                             43
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                         INTERNATIONAL EQUITY PORTFOLIO

MARCH 31, 2002 (UNAUDITED)

ASSETS
   Investments at value (Cost $431,220,657) ................        $452,130,916
   Cash denominated in foreign currencies (Cost $6,837,638)            6,820,488
   Cash ....................................................           6,800,351
   Collateral received for securities loaned ...............          25,345,000
   Dividends receivable ....................................           2,441,701
   Interest receivable .....................................               4,753
   Capital shares sold receivable ..........................              21,818
   Prepaid expenses ........................................              76,302
                                                                    ------------
          TOTAL ASSETS .....................................         493,641,329
                                                                    ------------

LIABILITIES
   Payable upon return of securities loaned ................          25,345,000
   Investments purchased payable ...........................           7,717,733
   Capital shares redeemed payable .........................             144,161
   Advisory fees payable ...................................             282,661
   Administrative fees payable .............................              89,381
   Transfer agent fees payable .............................              42,382
   Other accrued expenses payable ..........................             228,219
                                                                    ------------
          TOTAL LIABILITIES ................................          33,849,537
                                                                    ------------

NET ASSETS (Applicable to 42,287,854 Institutional shares,
   7,286,050 Service shares, 2,616,238 Investor A shares,
   486,486 Investor B shares and 133,604 Investor C shares
   outstanding) ............................................        $459,791,792
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($369,528,666 / 42,287,854) .....              $8.74
                                                                          =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SERVICE SHARE ($62,818,416 / 7,286,050) .............              $8.62
                                                                          =====
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE ($22,331,261 / 2,616,238) ..........              $8.54
                                                                          =====
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($8.54 / 0.950) .........................................              $8.99
                                                                          =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of
   4.5%) PER INVESTOR B SHARE ($ 4,008,645 / 486,486) ......              $8.24
                                                                          =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of
   1.0%) PER INVESTOR C SHARE ($1,104,804 / 133,604) .......              $8.27
                                                                          =====
See accompanying notes to financial statements.


----
 44
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                    INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------        -----------

COMMON STOCKS -- 97.0%
AUSTRALIA -- 0.5%
  Wesfarmers Ltd.                                     40,000        $   680,993
                                                                    -----------
BELGIUM -- 1.8%
  Omega Pharma SA                                     63,000          2,596,901
                                                                    -----------
CANADA -- 2.5%
  Magna International, Inc.                           26,000          1,911,000
  Molson, Inc. - Class A                              70,000          1,532,126
                                                                    -----------
                                                                      3,443,126
                                                                    -----------
DENMARK -- 0.6%
  Group 4 Falck A/S                                    7,500            897,768
                                                                    -----------
FRANCE -- 2.7%
  Publicis Groupe SA                                  55,000          1,864,569
  Societe Television Francaise 1 SA                   21,000            653,302
  Technip - Coflexip SA                                6,346            873,062
  Wavecom SA(b)                                       15,000            411,552
                                                                    -----------
                                                                      3,802,485
                                                                    -----------
GERMANY -- 4.1%
  AMB Aachener & Muenchener
    Beteiligungs AG                                   15,200          1,589,922
  Business Objects SA - ADR(b)(c)                     40,000          1,758,400
  Gehe AG                                             17,500            709,911
  MAN AG                                              20,000            499,185
  Salzgitter AG                                      111,000          1,151,378
                                                                    -----------
                                                                      5,708,796
                                                                    -----------
HONG KONG -- 7.0%
  Aluminum Corp. of China Ltd.(b)                  3,600,000            812,331
  Beijing Datang Power Generation Co.
    Ltd. - Class H                                 3,952,000          1,444,041
  China Southern Airlines Co. Ltd. -
    Class H(b)                                     5,960,000          1,967,619
  Clear Media Ltd.(b)                                390,000            231,256
  Esprit Holdings Ltd.                               649,200          1,123,647
  Hong Kong Exchanges & Clearing
    Ltd.                                             690,000          1,070,415
  Huaneng Power International, Inc.                1,850,000          1,233,368
  Li & Fung Ltd.                                   1,025,000          1,636,104
  Shangri-La Asia Ltd.                               420,000            355,395
                                                                    -----------
                                                                      9,874,176
                                                                    -----------
IRELAND -- 1.7%
  Anglo Irish Bank Corp. PLC                         500,000          2,351,104
                                                                    -----------
ISRAEL -- 1.4%
  Precise Software Solutions Ltd.(b)                  40,000            931,600
  Taro Pharmaceutical Industries Ltd.(b)              35,600          1,009,260
                                                                    -----------
                                                                      1,940,860
                                                                    -----------
ITALY -- 4.2%
  Autostrade - Concessioni e
    Costruzioni Autostrade SpA                       625,000          4,743,647
  Saipem SpA                                         195,000          1,199,325
                                                                    -----------
                                                                      5,942,972
                                                                    -----------

                                                    Number
                                                   of Shares           Value
                                                  ----------        -----------

JAPAN -- 13.3%
  Banyu Pharmaceutical Co. Ltd.                       50,000        $   637,567
  Bellsystem 24, Inc.                                  3,300          1,083,110
  Don Quijote Co. Ltd.                                 6,000            345,418
  Hisamitsu Pharmaceutical Co., Inc.                 200,000          2,269,588
  Hoya Corp.                                          10,000            699,438
  Ibiden Co. Ltd.                                     80,000          1,285,698
  Isetan Co. Ltd.                                    140,000          1,377,447
  JGC Corp.                                          150,000          1,163,466
  Nidec Corp.                                          8,000            511,865
  Nissin Kogyo Co. Ltd.                               12,000            279,775
  Nissin Kogyo Co. Ltd. W/I Shares(b)                  6,000            139,276
  Nitto Denko Corp.                                   45,000          1,313,992
  NSK Ltd.                                           210,000            907,911
  Obic Co. Ltd.                                        4,500            850,530
  Saizeriya Co. Ltd.                                  25,000            796,016
  Shinko Electric Industries Co. Ltd.                 50,000          1,320,405
  Tokyo Seimitsu Co. Ltd.                             12,600            466,790
  Trans Cosmos, Inc.                                  35,000          1,043,120
  Trend Micro, Inc. - ADR(b)                          40,000          1,044,252
  Yamada Denki Co. Ltd.                               17,000          1,158,260
                                                                    -----------
                                                                     18,693,924
                                                                    -----------
MALAYSIA -- 0.3%
  Resorts World Berhad                               150,000            390,789
                                                                    -----------
NETHERLANDS -- 3.9%
  ASM International NV(b)                             50,000          1,295,506
  DSM NV                                              36,200          1,484,293
  Koninklijke Luchvaart Maatschappij NV               70,200          1,009,270
  Libertel NV(b)                                      75,000            484,179
  Quanta Computer, Inc.                              191,250            743,993
  Teleplan International NV(b)                        37,185            445,726
                                                                    -----------
                                                                      5,462,967
                                                                    -----------
NORWAY -- 1.3%
  Tandberg ASA(b)                                    140,000          1,775,429
                                                                    -----------
PORTUGAL -- 1.5%
  Brisa Auto Estradas de Portugal SA                 450,000          2,096,365
                                                                    -----------
SINGAPORE -- 0.7%
  DBS Group Holdings Ltd.                            130,000          1,043,446
                                                                    -----------
SOUTH KOREA -- 8.2%
  CJ39 Shopping Corp.                                  9,479            683,628
  Hana Bank                                           72,800          1,121,941
  Hyundai Department Store Co. Ltd.                   25,000            838,389
  Hyundai Motor Co. Ltd.                              45,000          1,390,407
  Korean Air Co. Ltd.(b)                              75,000            994,762
  Kt Freetel(b)                                       27,000            916,651
  Kuumgang Korea Chemical Co.                          6,000            705,377
  LG Chemical Ltd.                                    75,000          2,469,950
  Samsung Electro Mechanics Co. Ltd.                  15,000            870,417
  Samsung Fine Chemicals Co. Ltd.                     35,000            609,292
  Shinsegae Department Store Co.                       6,000            945,024
                                                                    -----------
                                                                     11,545,838
                                                                    -----------
SPAIN -- 8.2%
  Altadis SA                                         116,000          2,130,214
  Amadeus Global Travel Distribution
    SA(b)                                            250,000          1,777,504
  Grupo Ferrovial SA                                 247,000          5,494,779
  Indra Sistemas SA                                   75,000            675,233
  NH Hoteles SA(b)                                    50,000            573,600
  Sogecable SA(b)                                     40,000            871,348
                                                                    -----------
                                                                     11,522,678
                                                                    -----------


See accompanying notes to financial statements.


                                                                            ----
                                                                             45
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
              INTERNATIONAL SMALL CAP EQUITY PORTFOLIO (CONCLUDED)

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------       ------------

COMMON STOCKS (Continued)
SWEDEN -- 5.1%
  Eniro AB(b)                                        135,000       $  1,094,784
  Getinge Industrier AB - Class B                    120,000          2,224,322
  Swedish Match AB                                   570,000          3,796,988
                                                                   ------------
                                                                      7,116,094
                                                                   ------------
SWITZERLAND -- 4.6%
  Actelion Ltd.(b)                                    18,000            855,150
  Givaudan AG - Registered Shares                      5,000          1,605,413
  Logitech International SA(b)                        27,000          1,279,514
  Lonza AG(b)                                          3,000          1,994,280
  Sez Holding AG                                       1,004             47,281
  Unilabs AG                                          24,453            617,937
                                                                   ------------
                                                                      6,399,575
                                                                   ------------
TAIWAN -- 7.9%
  Accton Technology Corp.(b)                         225,000            617,849
  Au Optronics Corp.(b)                              175,000            246,782
  China Steel Corp.                                1,500,000            707,952
  Chinatrust Commercial Bank                         925,000            727,617
  Compal Electronics, Inc.                           550,000            734,697
  D-Link Corp.                                       575,000            912,829
  EVA Airways Corp.                                1,100,000            377,574
  Formosa Plastics Co.                               700,000            885,012
  Giant Manufacturing Co. Ltd.                       700,000            644,737
  Nan Ya Plastic Corp.                             1,525,000          1,592,177
  Realtek Semiconductor Corp.                        300,000          1,553,204
  Siliconware Precision Industries
    Co.(b)                                         1,374,000          1,375,572
  SmartASIC Technology, Inc.(b)                      290,000            348,398
  Winbond Electronics Corp.                          500,000            363,272
                                                                   ------------
                                                                     11,087,672
                                                                   ------------
UNITED KINGDOM -- 14.7%
  Alliance Unichem PLC                               207,928          1,780,996
  AMEC PLC                                           210,000          1,232,057
  ASE Test Ltd. - ADR(b)(c)                           55,000            858,550
  Autonomy Corp. PLC(b)                               90,000            526,102
  Berkeley Group PLC                                 105,000          1,178,229
  Electronics Boutique PLC                           590,000          1,243,449
  Enterprise Oil PLC                                 375,000          3,358,893
  Exel PLC                                            75,000            927,033
  FirstGroup PLC                                     325,000          1,397,670
  GKN PLC                                            150,000            736,927
  Incepta Group PLC                                1,200,000            965,481
  Johnson Matthey PLC                                180,000          2,681,134
  Next PLC                                            80,000          1,236,044
  Rolls-Royce PLC                                         40                107
  Selfridges PLC                                     280,000          1,359,649
  Spectris PLC                                        60,000            460,099
  Taylor Nelson Sofres PLC                           225,000            762,559
                                                                   ------------
                                                                     20,704,979
                                                                   ------------
UNITED STATES -- 0.8%
  UTStarcom, Inc.(b)                                  45,000          1,180,350
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $118,120,163)                                               136,259,287
                                                                   ------------

                                                    Number
                                                   of Shares           Value
                                                  ----------       ------------

SHORT TERM INVESTMENTS -- 1.7%
  Galileo Money Market Fund
  (Cost $2,423,258)                                2,423,258       $  2,423,258
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $120,543,421(a))                               98.7%        138,682,545

OTHER ASSETS IN EXCESS OF
  LIABILITIES                                           1.3%          1,804,170
                                                       -----       ------------
NET ASSETS (Applicable to 3,347,206
  Institutional shares, 12,243 Service
  shares, 1,503,728 Investor A shares,
  1,802,645 Investor B shares and 1,186,176
  Investor C shares outstanding)                      100.0%       $140,486,715
                                                      ======       ============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($60,981,670 / 3,347,206)                                              $18.22
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($219,876 / 12,243)                                                    $17.96
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($26,946,428 / 1,503,728)                                              $17.92
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($17.92 / 0.950)                                                       $18.86
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($31,568,529 / 1,802,645)                                              $17.51
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($20,770,212 / 1,186,176)                                              $17.51
                                                                         ======

------------------------
(a) Cost for Federal income tax purposes is $120,543,516. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $23,678,815
      Gross unrealized depreciation                                  (5,539,786)
                                                                    ------------
                                                                    $18,139,029
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.

See accompanying notes to financial statements.


----
 46
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                          ASIA PACIFIC EQUITY PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------        -----------

COMMON STOCKS -- 94.4%
AUSTRALIA -- 7.3%
  Australia & New Zealand Banking Group
    Ltd.                                               3,270         $   31,012
  Broken Hill Proprietary Co. Ltd.                     7,850             47,760
  Foster's Brewing Group Ltd.                         13,681             33,806
  Lihir Gold Ltd.(b)                                  26,774             22,005
  Rio Tinto Ltd.                                         912             18,345
                                                                     ----------
                                                                        152,928
                                                                     ----------
HONG KONG -- 6.1%
  Cheung Kong Ltd.                                     2,000             17,885
  Henderson Land Development Co. Ltd.                  6,000             25,001
  Hutchison Whampoa Ltd.                               2,000             17,629
  Sun Hung Kai Properties Ltd.                         2,500             18,991
  Swire Pacific Ltd. - Class A                         9,000             48,693
                                                                     ----------
                                                                        128,199
                                                                     ----------
INDONESIA -- 1.0%
  PT Astra International TBK(b)                       80,000             20,763
                                                                     ----------
JAPAN -- 57.8%
  Amada Co. Ltd.                                       7,000             35,915
  Asahi Chemical Industry Co. Ltd.                     7,000             22,658
  Canon, Inc.                                          2,000             74,244
  Denso Corp.                                          2,900             43,981
  Fanuc Ltd.                                             500             27,464
  Fuji Heavy Industries Ltd.                           5,000             24,409
  Fuji Photo Film Co. Ltd.                             2,000             62,928
  Ito-Yokado Co. Ltd.                                  1,000             39,763
  Komatsu Ltd.                                         7,000             25,035
  Kyocera Corp.                                          800             55,351
  Matsushita Electric Industrial Co. Ltd.              2,000             24,386
  Mitsubishi Chemical Corp.(b)                        14,000             30,105
  Mitsubishi Corp.                                     8,000             60,301
  Mitsubishi Heavy Industries Ltd.                     8,000             26,197
  Mitsubishi Tokyo Financial Group, Inc.                   5             30,558
  Nippon Steel Corp.                                  25,000             35,840
  Nissan Motor Co. Ltd.                                8,000             57,826
  Nomura Holdings, Inc.                                3,000             38,910
  NSK Ltd.                                             6,000             25,940
  NTT Docomo, Inc.                                         3              8,122
  NTT Docomo, Inc. - Bonus Shares(b)                      12             32,505
  Sekisui House Ltd.                                   4,000             28,551
  Shiseido Co. Ltd.                                    4,000             41,498
  Sony Corp.                                             500             25,993
  Sumitomo Electric Industries Ltd.                    4,000             27,012
  Takeda Chemical Industries Ltd.                      2,000             81,034
  Teijin Ltd.                                          8,000             26,136
  Tokio Marine & Fire Insurance Co.                    6,000             42,600
  Toppan Printing Co. Ltd.                             4,000             37,605
  Toyota Motor Corp.                                   2,200             63,410
  Yamanouchi Pharmaceuticals Co. Ltd.                  1,000             24,975
  Yamatake Corp.                                       4,000             29,336
                                                                     ----------
                                                                      1,210,588
                                                                     ----------
MALAYSIA -- 1.6%
  Malayan Banking Berhad                              13,600             32,569
                                                                     ----------
PHILIPPINES -- 0.9%
  SM Prime Holdings                                  153,000             19,492
                                                                     ----------

                                                    Number
                                                   of Shares           Value
                                                  ----------         ----------
SINGAPORE -- 9.0%
  City Developments Ltd.                               7,000         $   24,866
  DBS Group Holdings Ltd.                              8,500             68,225
  Singapore Exchange Ltd.                             26,000             18,331
  Singapore Press Holdings Ltd.                        2,000             26,683
  United Overseas Bank Ltd.                            6,000             49,460
                                                                     ----------
                                                                        187,565
                                                                     ----------
SOUTH KOREA -- 5.3%
  Pohang Iron & Steel Co. Ltd.                           370             38,479
  Samsung Electronics Co.                                170             45,800
  Samsung Securities Co. Ltd.(b)                         670             26,862
                                                                     ----------
                                                                        111,141
                                                                     ----------
THAILAND -- 5.4%
  Bangkok Bank Public Co. Ltd.
    (Foreign Shares)(b)                               28,900             40,840
  National Finance Public Co. Ltd.
    (Foreign Shares)(b)                              120,000             40,533
  Siam Cement Co. Ltd. (Foreign Shares)                1,417             30,933
                                                                     ----------
                                                                        112,306
                                                                     ----------
TOTAL COMMON STOCKS
  (Cost $1,995,320)                                                   1,975,551
                                                                     ----------
SHORT TERM INVESTMENTS -- 4.2%
  Galileo Money Market Fund
  (Cost $87,296)                                      87,296             87,296
                                                                     ----------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $2,082,616(a))                                 98.6%          2,062,847

OTHER ASSETS IN EXCESS OF
  LIABILITIES                                           1.4%             30,044
                                                      ------         ----------
NET ASSETS (Applicable to 312,062
  Institutional shares, 10 Service
  shares, 8,249 Investor A shares,
  833 Investor B shares and 217
  Investor C shares outstanding)                      100.0%         $2,092,891
                                                      ======         ==========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL AND
  SERVICE SHARE
  ($2,033,052 / 312,072)                                                  $6.51
                                                                          =====
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($53,036 / 8,249)                                                       $6.43
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($6.43 / 0.950)                                                         $6.77
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($5,398 / 833)                                                          $6.48
                                                                          =====


See accompanying notes to financial statements.


                                                                            ----
                                                                             47
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                    ASIA PACIFIC EQUITY PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2002 (UNAUDITED)                                       Value
                                                                     ----------

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($1,405 / 217)                                                          $6.47
                                                                          =====


------------------------
(a) Cost for Federal income tax purposes is $2,117,768. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                   $ 153,288
      Gross unrealized depreciation                                    (208,209)
                                                                      ---------
                                                                      $ (54,921)
                                                                      =========
(b) Non-income producing security.

See accompanying notes to financial statements.


----
 48
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                    INTERNATIONAL EMERGING MARKETS PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------        -----------

COMMON STOCKS -- 95.7%
ARGENTINA -- 0.5%
  Siderar SAIC(b)                                      4,094        $     4,414
  Siderca SAIC(d)                                    110,000            203,500
                                                                    -----------
                                                                        207,914
                                                                    -----------
BRAZIL -- 5.9%
  Companhia Vale do Rio Doce (CVRD) -
    ADR(b)                                             9,000            246,510
  Companhia Vale do Rio Doce - ADR                    34,369            910,779
  Petroleo Brasileiro SA - ADR                        15,000            373,950
  Souza Cruz SA                                       90,000            584,516
  Tele Norte Leste Participacoes SA - ADR             30,293            380,480
                                                                    -----------
                                                                      2,496,235
                                                                    -----------
CHILE -- 1.1%
  Companhia de Telecomunicaciones de
    Chile SA - ADR(b)                                 30,581            457,797
                                                                    -----------
CZECH REPUBLIC -- 2.7%
  Komercni Banka AS - GDR(b)                          80,103          1,167,013
                                                                    -----------
HONG KONG -- 4.6%
  China Mobile Ltd. - ADR(b)                          13,900            214,755
  China Telecommunications Ltd.(b)                   339,400          1,048,688
  Shanghai Industrial Holdings Ltd.                  350,000            706,751
                                                                    -----------
                                                                      1,970,194
                                                                    -----------
HUNGARY -- 1.2%
  MOL Magyar Olaj-es Gazipari Rt.                     28,300            502,367
                                                                    -----------
INDIA -- 6.1%
  Bharti Tele-Ventures Ltd.(b)                       217,700            171,375
  Hindalco Industries Ltd.                            21,000            331,510
  Hindustan Lever Ltd.                               185,971            859,133
  Infosys Technologies Ltd.                            4,507            345,134
  ITC Ltd.                                            40,137            573,215
  Reliance Industries Ltd.                            47,793            294,615
                                                                    -----------
                                                                      2,574,982
                                                                    -----------
INDONESIA -- 0.9%
  PT Astra International TBK(b)                    1,500,000            389,313
                                                                    -----------
ISRAEL -- 0.5%
  Check Point Software Technologies
    Ltd.(b)(c)                                         5,300            161,120
  I.T. International Theatres Ltd.(b)                 15,500             65,100
                                                                    -----------
                                                                        226,220
                                                                    -----------
MALAYSIA -- 6.0%
  Malayan Banking Berhad                             565,200          1,351,727
  Tanjong PLC                                        214,000            563,158
  YTL Corp. Berhad                                   474,840            619,791
                                                                    -----------
                                                                      2,534,676
                                                                    -----------
MEXICO -- 12.3%
  America Movil SA de CV - ADR                        38,151            757,679
  Fomento Economico Mexicano SA de CV                 51,958            241,980
  Grupo Financiero Banorte SA -
    Class B(b)                                       270,000            641,465
  Grupo Financiero BBVA Bancomer SA
    de CV(b)                                         875,774            959,633
  Grupo Iusacell SA de CV - ADR(b)                    32,615            117,414
  Grupo Televisa SA - GDR(b)                           6,842            331,905
  Telefonos de Mexico SA - ADR(c)                     38,151          1,540,919
  Walmart De Mexico SA de CV(b)                      195,721            643,169
                                                                    -----------
                                                                      5,234,164
                                                                    -----------

                                                    Number
                                                   of Shares           Value
                                                  ----------        -----------
PHILIPPINES -- 1.8%
  Manila Electric Co.(b)                             443,400        $   386,736
  SM Prime Holdings                                3,000,000            382,203
                                                                    -----------
                                                                        768,939
                                                                    -----------
RUSSIA -- 6.7%
  Lukoil Holding - ADR                                 9,800            566,224
  Mobile Telesystems - ADR                            17,600            643,456
  Unified Energy Systems - GDR(b)                     52,282            846,446
  YUKOS - ADR                                          6,300            791,730
                                                                    -----------
                                                                      2,847,856
                                                                    -----------
SOUTH AFRICA  -- 12.1%
  ABSA Group Ltd.                                     84,600            188,330
  Anglo American Platinum Holdings Ltd.               15,300            669,079
  Anglo American PLC                                  95,980          1,591,078
  Billiton PLC                                        88,700            501,839
  Impala Platinum Holdings Ltd.                       13,362            708,955
  Investec Group Ltd.                                 23,170            265,033
  Kumba Resources Ltd.(b)                            170,000            701,539
  Sanlam Ltd.                                        280,200            182,444
  South African Breweries PLC                         50,700            350,639
                                                                    -----------
                                                                      5,158,936
                                                                    -----------
SOUTH KOREA  -- 15.4%
  Hyundai Motor Co. Ltd.                               7,000            216,286
  Kookmin Bank                                        24,380          1,019,699
  Pohang Iron & Steel Co. Ltd.                        12,000          1,247,975
  Samsung Electronics Co.                              8,500          2,290,026
  Samsung Securities Co. Ltd.(b)                      15,100            605,388
  Shinhan Financial Group Co. Ltd.                    36,000            473,417
  Shinsegae Department Store Co.                       1,300            204,755
  SK Telecom Co. Ltd.                                  2,100            462,112
                                                                    -----------
                                                                      6,519,658
                                                                    -----------
TAIWAN -- 12.0%
  Asustek Computer, Inc.                             168,000            749,657
  China Steel Corp.                                  912,412            430,629
  Formosa Chemical & Fibre Corp.                   1,240,640          1,330,778
  President Chain Store Corp.                        151,000            282,909
  Taiwan Semiconductor Manufacturing
    Co.(b)                                           255,568            694,478
  United Microelectronics Corp. Ltd.(b)            1,052,100          1,595,003
                                                                    -----------
                                                                      5,083,454
                                                                    -----------
THAILAND -- 4.7%
  Bangkok Bank Public Co. Ltd. (Foreign
    Shares)(b)                                       428,200            605,108
  Golden Land Property Development
    Public Co. Ltd. (Foreign shares)(b)            2,034,556            570,349
  PTT Exploration and Production Public
    Co. Ltd. (Foreign shares)                        159,400            446,847
  Siam Cement Co. Ltd. (Foreign Shares)               17,000            371,094
  Telecomasia Corp. Public Co. Ltd. -
    Rights(b)                                        231,789                  0
                                                                    -----------
                                                                      1,993,398
                                                                    -----------
TURKEY -- 1.2%
  Turkiye Garanti Bankasi A.S.(b)                242,000,000            496,827
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $33,744,102)                                                 40,629,943
                                                                    -----------



See accompanying notes to financial statements.

                                                                            ----
                                                                             49
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
              INTERNATIONAL EMERGING MARKETS PORTFOLIO (CONCLUDED)

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------        -----------

PREFERRED STOCKS -- 2.9%
BRAZIL -- 2.9%
  Eletropaulo-Eletricide de Sao Paula
    SA(b)                                         11,000,000        $   345,329
  Petroleo Brasileiro SA                              33,353            879,371
                                                                    -----------
                                                                      1,224,700
                                                                    -----------
TOTAL PREFERRED STOCKS
  (Cost $1,165,990)                                                   1,224,700
                                                                    -----------
SHORT TERM INVESTMENTS-- 0.6%
  Galileo Money Market Fund
  (Cost $245,874)                                    245,874            245,874
                                                                    -----------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $35,155,966(a))                                99.2%         42,100,517
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                           0.8%            328,330
                                                      ------        -----------
NET ASSETS (Applicable to 7,486,321
  Institutional shares, 27,936 Service
  shares, 186,495 Investor A shares,
  127,673 Investor B shares and 44,497
  Investor C shares outstanding)                      100.0%        $42,428,847
                                                      ======        ===========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($40,379,505 / 7,486,321)                                               $5.39
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($150,924 / 27,936)                                                     $5.40
                                                                          =====



                                                                       Value
                                                                    -----------
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($1,003,574 / 186,495)                                                  $5.38
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($5.38 / 0.950)                                                         $5.66
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($663,692 / 127,673)                                                    $5.20
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($231,152 / 44,497)                                                     $5.19
                                                                          =====

------------------------
(a) Cost for Federal income tax purposes is $36,074,246. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $ 9,038,710
      Gross unrealized depreciation                                  (3,012,439)
                                                                    -----------
                                                                    $ 6,026,271
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

See accompanying notes to financial statements.


----
 50
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                             SELECT EQUITY PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------        -----------

COMMON STOCKS -- 98.5%
AIR TRANSPORTATION -- 1.0%
  Delta Air Lines, Inc.                              221,200       $  7,237,664
                                                                   ------------
BANKS -- 5.8%
  Bank of America Corp.                              201,900         13,733,238
  Bank of New York Co., Inc.                         281,452         11,826,613
  FleetBoston Financial Corp.(c)                     310,600         10,871,000
  Wells Fargo Co.                                    124,500          6,150,300
                                                                   ------------
                                                                     42,581,151
                                                                   ------------
BEVERAGES -- 2.4%
  Coca-Cola Co.                                      160,600          8,392,956
  PepsiCo, Inc.                                      184,100          9,481,150
                                                                   ------------
                                                                     17,874,106
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 5.1%
  Cisco Systems, Inc.(b)                             551,200          9,331,816
  Dell Computer Corp.(b)                             192,800          5,034,008
  Hewlett-Packard, Inc.(c)                           297,100          5,329,974
  International Business Machines
    Corp.(c)                                         173,100         18,002,400
                                                                   ------------
                                                                     37,698,198
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 7.3%
  Electronic Data Systems Corp.                       86,100          4,992,939
  EMC Corp.(b)(c)                                    533,200          6,355,744
  Microsoft Corp.(b)                                 502,400         30,299,744
  Oracle Corp.(b)                                    737,548          9,440,615
  Sun Microsystems, Inc.(b)                          334,600          2,951,172
                                                                   ------------
                                                                     54,040,214
                                                                   ------------
ELECTRONICS -- 5.9%
  General Electric Co.                               762,000         28,536,900
  Intel Corp.(c)                                     496,590         15,101,302
                                                                   ------------
                                                                     43,638,202
                                                                   ------------
ENERGY & UTILITIES -- 1.5%
  Duke Energy Corp.(c)                               150,200          5,677,560
  Dynegy, Inc. - Class A(c)                          187,500          5,437,500
                                                                   ------------
                                                                     11,115,060
                                                                   ------------
ENTERTAINMENT & LEISURE -- 6.2%
  AOL Time Warner, Inc.(b)                           601,300         14,220,745
  Carnival Corp.(c)                                  270,700          8,838,355
  Marriott International, Inc. - Class A             200,100          8,994,495
  The Walt Disney Co.(c)                             322,500          7,443,300
  Viacom, Inc. - Class B(b)                          126,300          6,109,131
                                                                   ------------
                                                                     45,606,026
                                                                   ------------
FINANCE -- 13.6%
  American Express Co.                               132,500          5,427,200
  Citigroup, Inc.                                    534,333         26,460,170
  Freddie Mac                                        269,100         17,052,867
  MBNA Corp.                                         227,100          8,759,247
  Morgan Stanley Dean Witter & Co.                   140,100          8,029,131
  Standard & Poor's Depository Receipts
    (Spiders)                                        305,000         34,959,100
                                                                   ------------
                                                                    100,687,715
                                                                   ------------
INSURANCE -- 3.7%
  American International Group, Inc.                 290,281         20,940,871
  Travelers Property Casualty Corp. -
    Class A(b)                                       324,000          6,480,000
                                                                   ------------
                                                                     27,420,871
                                                                   ------------


                                                    Number
                                                   of Shares           Value
                                                  ----------        -----------

MACHINERY & HEAVY EQUIPMENT -- 1.3%
  Illinois Tool Works, Inc.                          132,800         $9,608,080
                                                                   ------------
MANUFACTURING -- 0.7%
  Tyco International Ltd. - ADR                      152,600          4,932,032
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 3.7%
  Cardinal Health, Inc.                              149,200         10,576,788
  McKesson Corp.                                     185,300          6,935,779
  UnitedHealth Group, Inc.                            75,800          5,792,636
  WellPoint Health Networks, Inc.(b)                  60,800          3,871,137
                                                                   ------------
                                                                     27,176,340
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 3.9%
  Baxter International, Inc.(c)                      195,700         11,648,064
  Johnson & Johnson                                  266,000         17,276,700
                                                                   ------------
                                                                     28,924,764
                                                                   ------------
OIL & GAS -- 8.4%
  ChevronTexaco Corp.                                228,000         20,581,560
  El Paso Corp.(c)                                   132,910          5,852,027
  Royal Dutch Petroleum Co. - ADR                    386,700         21,005,544
  Schlumberger Ltd.                                  171,800         10,105,276
  The Williams Cos., Inc.                            205,200          4,834,512
                                                                   ------------
                                                                     62,378,919
                                                                   ------------
PAPER & FOREST PRODUCTS -- 2.2%
  International Paper Co.(c)                         170,000          7,311,700
  Kimberly-Clark Corp.                               137,800          8,908,770
                                                                   ------------
                                                                     16,220,470
                                                                   ------------
PHARMACEUTICALS -- 6.7%
  Abbott Laboratories                                112,200          5,901,720
  Allergan, Inc.(c)                                  118,200          7,641,630
  Bristol-Myers Squibb Co.                           118,800          4,810,212
  Eli Lilly & Co.(c)                                  76,000          5,791,200
  Pfizer, Inc.                                       638,800         25,385,912
                                                                   ------------
                                                                     49,530,674
                                                                   ------------
PUBLISHING & PRINTING -- 1.4%
  Gannett Co., Inc.                                  134,400         10,227,840
                                                                   ------------
RAILROAD & SHIPPING -- 2.4%
  Union Pacific Corp.(c)                             150,900          9,376,926
  United Parcel Service, Inc.(c)                     132,300          8,043,840
                                                                   ------------
                                                                     17,420,766
                                                                   ------------
RESTAURANTS -- 1.1%
  McDonald's Corp.                                   284,300          7,889,325
                                                                   ------------
RETAIL MERCHANDISING -- 4.1%
  Home Depot, Inc.                                   175,100          8,511,611
  Target Corp.                                       226,700          9,775,304
  Wal-Mart Stores, Inc.                              199,300         12,215,097
                                                                   ------------
                                                                     30,502,012
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 1.5%
  Applied Materials, Inc.(b)(c)                       61,800          3,353,886
  Texas Instruments, Inc.                            231,744          7,670,726
                                                                   ------------
                                                                     11,024,612
                                                                   ------------
SOAPS & COSMETICS -- 2.5%
  Colgate-Palmolive Co.                              183,200         10,469,880
  Procter & Gamble Co.                                90,500          8,153,145
                                                                   ------------
                                                                     18,623,025
                                                                   ------------


See accompanying notes to financial statements.


                                                                            ----
                                                                             51
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                       SELECT EQUITY PORTFOLIO (CONCLUDED)

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares           Value
                                                  ----------       ------------

COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS -- 5.6%
  AT&T Wireless Services, Inc.(b)(c)                 937,900       $  8,394,205
  SBC Communications, Inc.                           369,200         13,822,848
  Sprint Corp. - FON Group(c)                        490,200          7,495,158
  Verizon Communications, Inc.                       246,800         11,266,420
                                                                   ------------
                                                                     40,978,631
                                                                   ------------
TOBACCO -- 0.5%
  Philip Morris Companies, Inc.(c)                    74,000          3,897,580
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $574,646,753)                                               727,234,277
                                                                   ------------

                                                  Par/Shares
                                     Maturity       (000)
                                     --------     ----------
SHORT TERM INVESTMENTS -- 1.5%
  Federal Home Loan Bank
    Discount Notes
    1.64%                            04/01/02     $    4,500          4,500,000
  Galileo Money Market Fund                            6,479          6,479,399
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $10,979,399)                                                 10,979,399
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $585,626,152(a))                                           $738,213,676
                                                                   ============


------------------------
(a) Cost for Federal income tax purposes is $589,973,092. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                $182,510,225
      Gross unrealized depreciation                                 (34,269,641)
                                                                   ------------
                                                                   $148,240,584
                                                                   ============
(b) Non-income producing security.
(c) Total or partial securities on loan.


See accompanying notes to financial statements.


----
 52
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                             SELECT EQUITY PORTFOLIO

MARCH 31, 2002 (UNAUDITED)

ASSETS
   Investments at value (Cost $585,626,152) ................        $738,213,676
   Collateral received for securities loaned ...............          84,382,685
   Dividends receivable ....................................             835,160
   Interest receivable .....................................              17,344
   Investments sold receivable .............................          11,793,787
   Capital shares sold receivable ..........................              16,980
   Prepaid expenses ........................................              62,820
                                                                    ------------
          TOTAL ASSETS .....................................         835,322,452
                                                                    ------------

LIABILITIES
   Payable upon return of securities loaned ................          84,382,685
   Capital shares redeemed payable .........................             602,193
   Advisory fees payable ...................................             312,269
   Administrative fees payable .............................             145,650
   Transfer agent fees payable .............................              82,710
   Other accrued expenses payable ..........................             137,610
                                                                    ------------
          TOTAL LIABILITIES ................................          85,663,117
                                                                    ------------

NET ASSETS (Applicable to 44,795,965
   Institutional shares, 10,915,554
   Service shares, 3,793,817 Investor
   A shares, 3,400,792 Investor B shares
   and 361,082 Investor C shares outstanding) ..............        $749,659,335
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
   ($532,959,211 / 44,795,965) .............................              $11.90
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SERVICE SHARE
   ($129,261,659 / 10,915,554) .............................              $11.84
                                                                          ======
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE
   ($44,746,530 / 3,793,817) ...............................              $11.79
                                                                          ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($11.79 / 0.955) ........................................              $12.35
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred
   sales charge of 4.5%) PER INVESTOR B SHARE
   ($38,594,833 / 3,400,792) ...............................              $11.35
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred
   sales charge of 1.0%) PER INVESTOR C SHARE
   ($4,097,102 / 361,082) ..................................              $11.35
                                                                          ======


See accompanying notes to financial statements.


                                                                            ----
                                                                             53
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                             INDEX EQUITY PORTFOLIO


AS OF MARCH 31, 2002 (UNAUDITED)                                     Value
                                                                 -------------

Investment in The U.S. Large Company
  Series of The DFA Investment
  Trust Company
  (Cost $1,704,156,999)                               100.1%     $1,906,254,486

LIABILITIES IN EXCESS OF
  OTHER ASSETS                                        (0.01%)        (1,739,820)
                                                      ------     --------------
NET ASSETS (Applicable to 36,389,653
  Institutional shares, 3,839,944
  Service shares, 14,349,336 Investor A
  shares, 13,038,378 Investor B shares and
  19,424,980 Investor C shares outstanding)           100.0%     $1,904,514,666
                                                      ======     ==============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($803,597,305 / 36,389,653)                                            $22.08
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($84,469,306 / 3,839,944)                                              $22.00
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($315,444,138 / 14,349,336)                                            $21.98
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($21.98 / 0.970)                                                       $22.66
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($281,566,728 / 13,038,378)                                            $21.60
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($419,437,189 / 19,424,980)                                            $21.59
                                                                         ======


   See accompanying notes to financial statements and accompanying financial statements and related notes for The DFA Investment Trust Company.


----
 54
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                               BALANCED PORTFOLIO

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares          Value
                                                  ----------       ------------

COMMON STOCKS -- 52.5%
AIR TRANSPORTATION -- 0.6%
  Delta Air Lines, Inc.                               55,300       $  1,809,416
                                                                   ------------
BANKS -- 3.1%
  Bank of America Corp.                               47,400          3,224,148
  Bank of New York Co., Inc.                          66,122          2,778,446
  FleetBoston Financial Corp.                         72,900          2,551,500
  Wells Fargo Co.                                     30,100          1,486,940
                                                                   ------------
                                                                     10,041,034
                                                                   ------------
BEVERAGES -- 1.3%
  Coca-Cola Co.                                       38,800          2,027,688
  PepsiCo, Inc.                                       44,500          2,291,750
                                                                   ------------
                                                                      4,319,438
                                                                   ------------
COMPUTER & Office Equipment -- 2.8%
  Cisco Systems, Inc.(b)                             133,348          2,257,582
  Dell Computer Corp.(b)                              46,600          1,216,726
  Hewlett-Packard, Inc.                               73,300          1,315,002
  International Business Machines
    Corp.(e)                                          41,900          4,357,600
                                                                   ------------
                                                                      9,146,910
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 4.1%
  Electronic Data Systems Corp.(e)                    21,300          1,235,187
  EMC Corp.(b)                                       138,200          1,647,344
  Microsoft Corp.(b)                                 121,500          7,327,665
  Oracle Corp.(b)                                    191,300          2,448,640
  Sun Microsystems, Inc.(b)                           88,700            782,334
                                                                   ------------
                                                                     13,441,170
                                                                   ------------
ELECTRONICS -- 3.2%
  General Electric Co.                               184,600          6,913,270
  Intel Corp.                                        120,075          3,651,481
                                                                   ------------
                                                                     10,564,751
                                                                   ------------
ENERGY & UTILITIES -- 0.8%
  Duke Energy Corp.(e)                                36,300          1,372,140
  Dynegy, Inc. - Class A(e)                           45,600          1,322,400
                                                                   ------------
                                                                      2,694,540
                                                                   ------------
ENTERTAINMENT & LEISURE -- 3.7%
  AOL Time Warner, Inc.(b)                           191,400          4,526,610
  Carnival Corp.(e)                                   65,700          2,145,105
  Marriott International, Inc. - Class A              48,700          2,189,065
  The Walt Disney Co.                                 80,700          1,862,556
  Viacom, Inc. - Class B(b)                           30,600          1,480,122
                                                                   ------------
                                                                     12,203,458
                                                                   ------------
FINANCE -- 4.7%
  American Express Co.                                32,100          1,314,816
  Citigroup, Inc.                                    125,433          6,211,442
  Freddie Mac                                         63,200          4,004,984
  MBNA Corp.                                          53,300          2,055,781
  Morgan Stanley Dean Witter & Co.                    32,900          1,885,499
                                                                   ------------
                                                                     15,472,522
                                                                   ------------
INSURANCE -- 2.0%
  American International Group, Inc.                  68,145          4,915,980
  Travelers Property Casualty Corp. -
    Class A(b)                                        76,000          1,520,000
                                                                   ------------
                                                                      6,435,980
                                                                   ------------

                                                    Number
                                                   of Shares         Value
                                                  ----------       ------------
MACHINERY & HEAVY EQUIPMENT -- 0.7%
  Illinois Tool Works, Inc.                           34,000       $  2,459,900
                                                                   ------------
MANUFACTURING -- 0.4%
  Tyco International Ltd. - ADR                       38,500          1,244,320
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 2.0%
  Cardinal Health, Inc.(e)                            36,050          2,555,585
  McKesson Corp.(e)                                   44,900          1,680,607
  UnitedHealth Group, Inc.                            17,800          1,360,276
  WellPoint Health Networks, Inc.(b)                  14,300            910,481
                                                                   ------------
                                                                      6,506,949
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 2.2%
  Baxter International, Inc.(e)                       48,800          2,904,576
  Johnson & Johnson(e)                                67,800          4,403,610
                                                                   ------------
                                                                      7,308,186
                                                                   ------------
OIL & GAS -- 4.8%
  ChevronTexaco Corp.                                 58,400          5,271,768
  El Paso Corp.(e)                                    32,183          1,417,017
  Royal Dutch Petroleum Co. - ADR                     98,800          5,366,816
  Schlumberger Ltd.                                   43,700          2,570,434
  The Williams Cos., Inc.                             47,900          1,128,524
                                                                   ------------
                                                                     15,754,559
                                                                   ------------
PAPER & FOREST PRODUCTS -- 1.3%
  International Paper Co.(e)                          45,000          1,935,450
  Kimberly-Clark Corp.                                36,300          2,346,795
                                                                   ------------
                                                                      4,282,245
                                                                   ------------
PHARMACEUTICALS -- 4.1%
  Abbott Laboratories                                 27,100          1,425,460
  Allergan, Inc.(e)                                   28,600          1,848,990
  Bristol-Myers Squibb Co.                            28,900          1,170,161
  Eli Lilly & Co.(e)                                  18,300          1,394,460
  Pfizer, Inc.                                       187,700          7,459,198
                                                                   ------------
                                                                     13,298,269
                                                                   ------------
PUBLISHING & PRINTING -- 0.8%
  Gannett Co., Inc.                                   34,800          2,648,280
                                                                   ------------
RAILROAD & SHIPPING -- 1.3%
  Union Pacific Corp.(e)                              36,500          2,268,110
  United Parcel Service, Inc.(e)                      33,200          2,018,560
                                                                   ------------
                                                                      4,286,670
                                                                   ------------
RESTAURANTS -- 0.6%
  McDonald's Corp.(e)                                 69,100          1,917,525
                                                                   ------------
RETAIL MERCHANDISING -- 2.3%
  Home Depot, Inc.                                    43,200          2,099,952
  Target Corp.                                        55,100          2,375,912
  Wal-Mart Stores, Inc.                               49,200          3,015,468
                                                                   ------------
                                                                      7,491,332
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 0.8%
  Applied Materials, Inc.(b)(e)                       14,900            808,623
  Texas Instruments, Inc.                             56,517          1,870,713
                                                                   ------------
                                                                      2,679,336
                                                                   ------------
SOAPS & COSMETICS -- 1.4%
  Colgate-Palmolive Co.                               44,300          2,531,745
  Procter & Gamble Co.                                21,900          1,972,971
                                                                   ------------
                                                                      4,504,716
                                                                   ------------


See accompanying notes to financial statements.


                                                                            ----
                                                                             55
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)

                                                    Number
AS OF MARCH 31, 2002 (UNAUDITED)                   of Shares         Value
                                                  ----------       ------------

COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS -- 3.2%
  AT&T Wireless Services, Inc.(b)(e)                 249,200       $  2,230,340
  SBC Communications, Inc.                            94,200          3,526,848
  Sprint Corp. - FON Group(e)                        118,500          1,811,865
  Verizon Communications, Inc.                        62,800          2,866,820
                                                                   ------------
                                                                     10,435,873
                                                                   ------------
TOBACCO -- 0.3%
  Philip Morris Cos., Inc.(e)                         17,900            942,793
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $140,042,431)                                               171,890,172
                                                                   ------------
CUMULATIVE PREFERRED STOCK-- 0.3%
  Centaur Funding Corp.(h)
  (Cost $750,000)                                        750            795,387
                                                                   ------------

                                                     Par
                                     Maturity       (000)
                                     --------     ----------

U.S. GOVERNMENT & AGENCY
  OBLIGATIONS-- 6.5%
  Small Business Administration
    Participation Certificates,
    Series 97-20F, Class 1
    7.20%                            06/01/17     $   1,813           1,872,222
  Small Business Investment
    Cos. Pass-Through,
    Series 97-P10C, Class 1
    6.85%                            08/01/07            747            761,087
  U.S. Treasury Bonds
    10.38%(g)                        11/15/12          2,510          3,133,384
    9.25%(g)                         02/15/16          1,125          1,479,243
    8.13%                            08/15/19            550            673,600
    8.50%                            02/15/20          3,135          3,978,023
    8.00%(g)                         11/15/21            760            930,822
  U.S. Treasury Notes
    3.50%(g)                         11/15/06          5,690          5,381,494
    6.00%(g)                         08/15/09            870            905,208
  U.S. Treasury Strip Notes
    5.87%(d)                         05/15/17          5,795          2,280,773
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $21,730,435)                                                 21,395,856
                                                                   ------------
MORTGAGE PASS-THROUGHS-- 18.8%
  Federal Home Loan Mortgage Corp.
    6.63%                            09/15/09            400            418,725
    7.00%                            03/15/10          1,625          1,737,367
    6.00%                         04/13-12/13            797            803,699
    8.50%                            09/01/21          2,089          2,261,254
    7.50%                            09/01/27              4              4,054
    6.50%                            02/01/29            242            242,852
  Federal Home Loan Mortgage Corp.
    Gold
    8.00%                         08/08-08/27            254            269,550
    6.00%                         12/13-08/29          4,329          4,241,579
    5.50%                            07/01/15          3,274          3,242,969
    6.50%                         09/28-06/31          1,674          1,672,493
  Federal National Mortgage
    Association
    7.00%                         11/07-01/32          6,415          6,590,645
    6.50%                         08/10-11/31          8,418          8,561,169
    6.00%                         09/11-07/29         11,994         12,057,761
    5.50%                         10/13-07/14          6,206          6,114,983
    7.50%                            02/01/30             71             73,575


                                                     Par
                                     Maturity        (000)             Value
                                     --------     ----------       ------------
MORTGAGE PASS-THROUGHS (Continued)
  Federal National Mortgage
    Association Benchmark Note
    7.25%                            01/15/10     $    1,200       $  1,306,189
  Government National Mortgage
    Association
    7.00%                         03/13-04/29          1,721          1,787,501
    6.00%                         10/23-02/24          2,750          2,701,217
    6.50%                         01/24-01/30          5,017          5,040,435
    7.50%                         04/27-12/29            461            482,299
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    7.32%(d)                         06/15/21          7,718            188,115
  MLCC Mortgage Investors, Inc.,
    Series 96-C1, Class A2
    7.24%                            04/25/28            220            221,000
  MLCC Mortgage Investors, Inc.,
    Series 96-C1, Class A3
    7.42%                            04/25/28          1,500          1,541,250
                                                                   ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $60,250,272)                                                 61,560,681
                                                                   ------------
MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS-- 0.3%
  Federal National Mortgage Association,
    Series 96-54, Class A (PO)
    6.50%(d)                         04/25/21             54             53,682
  Federal National Mortgage Association,
    Series 99-17, Class HJ (PO)
    5.00%(d)                         12/25/23            250            139,531
  Federal National Mortgage Association,
    Series 99-17, Class JH (PO)
    5.00%(d)                         04/25/24            315            185,358
  Federal National Mortgage Association,
    Series 99-51, Class L (PO)
    5.00%(d)                         10/25/29             75             51,816
  Salomon Brothers Mortgage Securities
    VI, Series 87-1 (IO)
    7.00%(d)                         02/17/17            200             40,200
  Salomon Brothers Mortgage Securities
    VI, Series 87-1 (PO)
    7.00%(d)                         02/17/17            224            189,220
  Salomon Brothers Mortgage Securities
    VI, Series 87-2 (IO)
    7.00%(d)                         03/06/17            156             31,318
  Salomon Brothers Mortgage Securities
    VI, Series 87-2 (PO)
    7.00%(d)                         03/06/17            156            130,737
  Structured Asset Securities Corp.,
    Series 96-CFL, Class X1 (IO)
    5.05%(d)                         02/25/28          2,270            138,030
                                                                   ------------
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $994,910)                                                       959,892
                                                                   ------------


See accompanying notes to financial statements.


----
 56
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)


                                                     Par
AS OF MARCH 31, 2002 (UNAUDITED)     Maturity       (000)              Value
                                     --------     ----------       ------------

COMMERCIAL MORTGAGE BACKED
  SECURITIES-- 3.4%
  Citicorp Mortgage Securities, Inc.,
    Series 01-11, Class 2A
    6.25%                            07/30/31     $      781       $    790,882
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 00-1,
    Class 4A
    6.63%                            03/15/15          1,593          1,624,593
  First Union-Lehman Brothers
    Commercial Mortgage Securities,
    Series 97-C1, Class D
    7.50%                            04/18/29            390            399,501
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 97-C2, Class A3
    6.57%                            11/15/07            275            276,012
  LB-UBS Commercial Mortgage Trust,
    Series 00-C5, Class A1
    6.41%                            01/15/10          2,167          2,212,875
  Mortgage Capital Funding, Inc.,
    Series 98-MC2, Class B
    6.55%                            06/18/30            295            298,651
  Norwest Asset Securities Corp.,
    Series 98-27, Class A1
    6.25%                            11/25/13          1,452          1,466,117
  Prudential Securities Secured Financing
    Corp., Series 98-C1, Class A1B
    6.51%                            07/15/08            170            173,977
  Residential Asset Securitization Trust,
    Series 98-A3, Class A
    6.50%                            04/25/13            714            728,719
  Residential Funding Mortgage
    Securities I, Series 98-S7, Class A1
    6.50%                            03/25/13            931            931,733
  Summit Mortgage Trust, Series 00-1,
    Class B1
    6.14%(c)                         12/28/12          1,679          1,691,438
  Washington Mutual, Series 00-1,
    Class A1
    2.14%(c)                         06/25/24            511            511,803
                                                                   ------------
TOTAL COMMERCIAL MORTGAGE
  BACKED SECURITIES
  (Cost $10,511,794)                                                 11,106,301
                                                                   ------------
ASSET BACKED SECURITIES -- 4.0%
  Arcadia Automobile Receivables Trust,
    Series 97-C, Class A5
    6.55%                            06/15/05          1,567          1,569,387
  First Security Auto Owner Trust,
    Series 00-1, Class A3
    7.30%                            07/15/04          1,301          1,321,775
  First Security Auto Owner Trust,
    Series 00-2, Class A3
    6.83%                            07/15/04          4,825          4,913,490
  FMAC Loan Receivables Trust,
    Series 97-B, Class A
    6.85%                            09/15/19            799            738,766
  Ford Credit Auto Owner Trust,
    Series 00-C, Class A4
    7.24%                            02/15/04          2,229          2,272,807
  Green Tree Financial Corp.,
    Series 96-6, Class A6
    7.95%                            09/15/27            908            934,569




                                                     Par
                                     Maturity       (000)              Value
                                     --------     ----------       ------------

ASSET BACKED SECURITIES (CONTINUED)
  Green Tree Financial Corp.,
    Series 96-7, Class A6
    7.65%                            10/15/27     $      891       $    911,072
  Targeted Return Index Securities
    Trust, Series 02, Class 7
    6.00%(c)(h)                      01/25/07            500            494,450
                                                                   ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $13,087,558)                                                 13,156,316
                                                                   ------------
CORPORATE BONDS -- 10.4%
AEROSPACE -- 0.7%
  Lockheed Martin Corp.
    6.50%                            04/15/03            200            204,793
    8.20%                            12/01/09            500            553,895
    7.75%                            05/01/26            300            321,234
  Northrop Grumman Corp.
    7.88%                            03/01/26            260            264,425
  Raytheon Co.
    6.30%                            03/15/05            600            600,269
  United Technologies Corp.
    4.88%                            11/01/06            175            170,694
    7.13%                            11/15/10            300            316,790
                                                                   ------------
                                                                      2,432,100
                                                                   ------------
AIR TRANSPORTATION -- 0.2%
  Continental Airlines, Inc.
    6.50%                            06/15/11            550            516,929
                                                                   ------------
BANKS -- 0.9%
  Bank One Corp.
    7.63%                            08/01/05            465            498,097
    6.00%                            08/01/08            300            297,732
  Barclays Bank PLC
    8.55%(c)(h)                      09/29/49            410            455,534
  First Union Corp.
    7.55%                            08/18/05             80             85,405
  International Finance Corp.
    7.13%                            04/06/05            750            805,992
  KFW International Finance, Inc.
    5.25%(e)                         06/28/06            950            949,643
                                                                   ------------
                                                                      3,092,403
                                                                   ------------
CHEMICALS -- 0.1%
  Dow Chemical Corp.
    5.75%                            12/15/08             95             90,844
    7.38%                            11/01/29            125            127,309
                                                                   ------------
                                                                        218,153
                                                                   ------------
ENERGY & UTILITIES -- 1.0%
  Dominion Resources, Inc.
    6.00%                            01/31/03            450            456,305
    7.63%                            07/15/05            250            264,830
    8.13%                            06/15/10            120            129,225
  DTE Energy Co.
    6.45%                            06/01/06            550            556,402
  FirstEnergy Corp.
    7.38%                            11/15/31            150            136,022
  Florida Power Corp.
    6.65%                            07/15/11            300            300,723
  Pinnacle Partners
    8.83%                            08/15/04          1,000            990,000



See accompanying notes to financial statements.


                                                                            ----
                                                                             57
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)


                                                     Par
AS OF MARCH 31, 2002 (UNAUDITED)     Maturity       (000)             Value
                                     --------     ----------       ------------

CORPORATE BONDS (CONTINUED)
Energy & Utilities (CONTINUED)
  Progress Energy, Inc.
    6.75%                            03/01/06     $      230       $    236,111
    7.10%                            03/01/11            145            148,053
    7.75%                            03/01/31             50             52,292
                                                                   ------------
                                                                      3,269,963
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.5%
  AOL Time Warner, Inc.
    7.25%                            10/15/17            700            689,279
    6.88%                            06/15/18            275            259,199
  Viacom, Inc.
    7.70%                            07/30/10            715            766,437
                                                                   ------------
                                                                      1,714,915
                                                                   ------------
FINANCE -- 2.5%
  Auburn Hills Trust
    12.00%                           05/01/20            325            453,042
  BellSouth Capital Funding, Inc.
    6.04%                            11/15/26            275            279,374
  CIT Group, Inc.
    7.75%                            04/02/12             90             90,450
  Citigroup, Inc.
    5.75%                            05/10/06            205            207,309
  Ford Motor Credit Co.
    7.50%                            03/15/05          1,045          1,063,476
    2.16%(c)                         07/18/05            430            407,124
    7.60%                            08/01/05            265            269,640
    6.88%                            02/01/06            615            612,006
  General Electric Capital Corp.
    5.38%(e)                         03/15/07            125            123,771
    6.75%                            03/15/32             90             87,182
  General Motors Acceptance Corp.
    6.75%                            01/15/06            540            547,460
    7.75%                            01/19/10          1,100          1,131,128
  John Deere Capital Corp.
    7.00%                            03/15/12            270            269,004
  Lehman Brothers Holdings, Inc.
    6.25%                            05/15/06            520            528,492
  Morgan Stanley Dean Witter & Co.
    7.25%                            04/01/32            150            150,183
    5.80%                            04/01/07            625            623,131
  Prudential Funding LLC
    6.60%                            05/15/08            225            228,123
  Sears Roebuck Acceptance
    7.00%                            02/01/11            160            162,157
  Sun Life Canada Capital Trust
    8.53%                            05/29/49            250            254,686
  Verizon Global Funding Corp.
    7.25%                            12/01/10            330            339,123
  Zurich Capital Trust I
    8.38%                            06/01/37            510            495,441
                                                                   ------------
                                                                      8,322,302
                                                                   ------------
FOOD & AGRICULTURE -- 0.6%
  General Mills, Inc.
    5.13%                            02/15/07            400            403,752
    6.00%                            02/15/12             80             76,900
  Kellogg Co.
    6.00%                            04/01/06            510            515,612
  Kraft Foods, Inc.
    5.63%                            11/01/11            150            142,446



                                                     Par
                                     Maturity       (000)             Value
                                     --------     ----------       ------------

FOOD & AGRICULTURE (CONTINUED)
  Pharmacia Corp.
    5.75%                            12/01/05     $      500       $    504,610
  Unilever Capital Corp.
    6.88%                            11/01/05            250            264,065
                                                                   ------------
                                                                      1,907,385
                                                                   ------------
INSURANCE -- 0.4%
  Allstate Corp.
    5.38%                            12/01/06            390            385,269
  Equitable Cos., Inc.
    9.00%                            12/15/04            600            651,285
  Prudential Insurance Co.
    8.30%                            07/01/25            205            214,815
                                                                   ------------
                                                                      1,251,369
                                                                   ------------
MANUFACTURING -- 0.1%
  Honeywell International, Inc.
    6.88%                            10/03/05            100            104,016
    5.13%                            11/01/06            225            218,589
                                                                   ------------
                                                                        322,605
                                                                   ------------
MOTOR VEHICLES -- 0.1%
  DaimlerChrysler North America
    Holdings, Inc.
    6.40%                            05/15/06            125            125,229
    8.00%                            06/15/10            150            157,055
                                                                   ------------
                                                                        282,284
                                                                   ------------
OIL & GAS -- 1.0%
  Amerada Hess Corp.
    5.90%                            08/15/06            300            297,907
    7.88%                            10/01/29            500            528,750
  Anadarko Petroleum Corp.
    5.38%                            03/01/07            200            194,290
  Apache Corp.
    7.00%                            02/01/18            550            547,481
  El Paso Corp.
    7.75%                            06/15/10            510            514,208
  Occidental Petroleum Corp.
    5.88%                            01/15/07            280            286,737
    8.45%                            02/15/29            180            204,274
  Tosco Corp.
    8.13%                            02/15/30            530            594,088
                                                                   ------------
                                                                      3,167,735
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.4%
  International Paper Co.
    8.13%                            07/08/05            500            533,140
  Weyerhaeuser Co.
    6.00%                            08/01/06            200            197,248
    6.13%                            03/15/07            375            371,760
    5.95%                            11/01/08            225            214,222
    7.38%                            03/15/32            100             98,625
                                                                   ------------
                                                                      1,414,995
                                                                   ------------
TELECOMMUNICATIONS -- 1.3%
  AT&T Corp.
    6.00%                            03/15/09            750            694,470
    7.30%(h)                         11/15/11            375            362,592
    8.00%                            11/15/31            280            270,838
  Citizens Communications Co.
    9.00%                            08/15/31            100            104,973



See accompanying notes to financial statements.


----
 58
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)


                                                     Par
AS OF MARCH 31, 2002 (UNAUDITED)     Maturity       (000)             Value
                                     --------     ----------       ------------

CORPORATE BONDS (CONTINUED)
Telecommunications (CONTINUED)
  Comcast Cable Communications Corp.
    6.88%(f)                         06/15/09     $      540       $    531,203
    8.88%                            05/01/17            150            168,000
  Qwest Capital Funding, Inc.
    7.00%                            08/03/09            365            296,389
  Qwest Corp.
    7.90%                            08/15/10            260            221,634
    8.88%                            03/15/12            105            104,245
  Sprint Capital Corp.
    7.13%                            01/30/06            135            130,959
  Verizon New England, Inc.
    6.50%                            09/15/11            200            195,721
  Verizon New Jersey, Inc.
    5.88%                            01/17/12            380            354,868
  Verizon New York, Inc.
    6.88%                            04/01/12            250            249,175
  WorldCom, Inc.
    6.50%                            05/15/04            345            316,265
    7.38%                            01/15/06            335            285,828
    6.95%                            08/15/28            175            122,269
                                                                   ------------
                                                                      4,409,429
                                                                   ------------
TRANSPORTATION -- 0.1%
  Norfolk Southern Corp.
    7.05%                            05/01/37            200            208,876
                                                                   ------------
YANKEE -- 0.5%
  Canadian National Railway Co.
    6.90%                            07/15/28             95             93,102
  Deutsche Telekom International
    Finance BV
    8.00%(e)                         06/15/10            175            182,296
  Tyco International Group SA
    5.80%                            08/01/06            175            159,250
    6.75%                            02/15/11             90             80,341
    6.38%                         06/05-10/11            420            382,912
  United Mexican States
    8.13%                            12/30/19            635            627,698
                                                                   ------------
                                                                      1,525,599
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost $34,309,772)                                                 34,057,042
                                                                   ------------
TAXABLE MUNICIPAL BONDS -- 1.1%
  Los Angeles County Pension Obligation
    Revenue Bond, Series 94, Class A
    8.62%                            06/30/06            600            670,602
  Los Angeles County Pension Obligation
    Revenue Bond, Series 95, Class D
    6.97%                            06/30/08          1,000          1,063,640
  New Jersey Economic Development
    Authority State Pension Funding
    Zero Coupon Revenue Bond,
    Series 97, Class B
    7.57%(d)                         02/15/16          2,425            946,647
    7.59%(d)                         02/15/17            850            307,827
    7.62%(d)                         02/15/20            895            258,199
    7.62%(d)                         02/15/21            630            169,224
    7.63%(d)                         02/15/22            895            222,945
    7.63%(d)                         02/15/23            340             78,812
                                                                   ------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $3,427,189)                                                   3,717,896
                                                                   ------------


                                                  Par/Shares
                                                     (000)            Value
                                                  ----------       ------------

SHORT TERM INVESTMENTS -- 1.4%
  Galileo Money Market Fund
  (Cost $4,703,736)                                    4,703       $  4,703,736
                                                                   ------------


                                    Maturity
                                    --------

REPURCHASE AGREEMENTS -- 1.3%
  Lehman Brothers
    1.55%                            04/03/02         $1,201          1,201,406
    (Agreement dated 03/21/02 to be
    repurchased at $1,202,079.
    Collateralized by $125,000 U.S. Treasury
    Bonds 8.00% due 11/15/21 and $1,000,000
    U.S. Treasury Notes 6.00% due 08/15/09.
    The value of the collateral is
    $1,204,898.)
  Lehman Brothers
    1.60%                            04/03/02            466            466,375
    (Agreement dated 03/27/02 to be
    repurchased at $466,499.
    Collateralized by $350,000 U.S.
    Treasury Bonds 9.25% due 02/15/16.
    The value of the collateral
    is $464,234.)
  Lehman Brothers
    1.60%                            04/04/02            183            183,063
    (Agreement dated 03/27/02 to be
    repurchased at $183,119.
    Collateralized by $145,000 U.S.
    Treasury Bonds 8.00% due 11/15/21.
    The value of the collateral
    is $182,086.)
  Salomon Smith Barney
    1.55%                            04/03/02            199            199,263
    (Agreement dated 03/18/02 to be
    repurchased at $199,400.
    Collateralized by $190,000 U.S.
    Treasury Notes 6.00% due 08/15/09.
    The value of the collateral
    is $199,106.)
  Salomon Smith Barney
    1.55%                            04/03/02          1,225          1,224,844
    (Agreement dated 03/18/02 to be
    repurchased at $1,225,688.
    Collateralized by $975,000 U.S.
    Treasury Bonds 8.00% due 11/15/21.
    The value of the collateral
    is $1,224,373.)
  Salomon Smith Barney
    1.60%                            04/03/02            125            125,000
    (Agreement dated 03/22/02 to be
    repurchased at $125,067.
    Collateralized by $100,000 U.S.
    Treasury Bonds 8.00% due 11/15/21.
    The value of the collateral
    is $125,577.)
  Salomon Smith Barney
    1.60%                            04/03/02             58             57,819
    (Agreement dated 03/27/02 to be
    repurchased at $57,837.
    Collateralized by $55,000 U.S.
    Treasury Notes 6.00% due 08/15/09.
    The value of the collateral
    is $57,636.)



See accompanying notes to financial statements.


                                                                            ----
                                                                             59
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONCLUDED)


                                                     Par
AS OF MARCH 31, 2002 (UNAUDITED)     Maturity       (000)             Value
                                     --------     ----------       ------------

REPURCHASE AGREEMENTS (CONTINUED)
  Salomon Smith Barney
    1.65%                            04/03/02     $      834       $    834,000
    (Agreement dated 03/15/02 to be                                ------------
    repurchased at $834,726. Collateralized
    by $800,000 U.S. Treasury Notes 6.00% due
    08/15/09. The value of the collateral is $838,342.)


TOTAL REPURCHASE AGREEMENTS
  (Cost $4,291,769)                                                   4,291,769
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $294,099,866(a))                                           $327,635,048
                                                                   ============


------------------------
(a) Cost for Federal income tax purposes is $297,068,838. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                $ 42,947,090
      Gross unrealized depreciation                                 (12,380,880)
                                                                   ------------
                                                                   $ 30,566,210
                                                                   ============
(b) Non-income producing security.
(c) Rates shown are the rates as of March 31, 2002.
(d) Rates shown are the effective yields as of March 31, 2002.
(e) Total or partial securities on loan.
(f) Securities pledged as collateral with a value of $393,592 on 72 long U.S. Treasury Note futures contracts and 24 long Eurodollar futures contracts expiring June 2002. The value of such contracts on March 31, 2002 was $12,742,650, thereby resulting in an unrealized loss of $274,428.
(g) Subject to financing transaction.
(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.


                    ----------------------------------------
                            INVESTMENT ABBREVIATIONS

                     ADR      American Depository Receipt
                     GDR      Global Depository Receipt
                     IO       Interest Only
                     PLC      Public Limited Company
                     PO       Principal Only
                    ----------------------------------------


See accompanying notes to financial statements.


----
 60
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                               BALANCED PORTFOLIO

MARCH 31, 2002 (UNAUDITED)

ASSETS
   Investments at value (Cost $294,099,866) ................        $327,635,048
   Collateral received for securities loaned ...............          27,210,111
   Dividends receivable ....................................             188,898
   Interest receivable .....................................           1,527,364
   Interest receivable on financing transaction ............               4,466
   Interest receivable on interest rate swaps ..............             239,884
   Investments sold receivable .............................          15,289,808
   Capital shares sold receivable ..........................              66,261
   Prepaid expenses ........................................              52,990
   Futures sold receivable .................................                 738
   Unrealized appreciation of interest rate swaps ..........             394,899
                                                                    ------------
          TOTAL ASSETS .....................................         372,610,467
                                                                    ------------

LIABILITIES
   Payable upon return of securities loaned ................          27,210,111
   Investments purchased payable ...........................           7,729,515
   Capital shares redeemed payable .........................             686,641
   Advisory fees payable ...................................             150,419
   Administrative fees payable .............................              65,967
   Transfer agent fees payable .............................              81,373
   Other accrued expenses payable ..........................             237,207
   Interest payable on interest rate swaps .................              68,883
   Payable for financing transactions ......................          16,402,902
   Call options written ....................................             630,100
   Futures margin payable ..................................              65,100
   Futures sold payable ....................................                  64
                                                                    ------------
          TOTAL LIABILITIES ................................          53,328,282
                                                                    ------------

NET ASSETS (Applicable to 3,341,553
   Institutional shares, 1,779,677 Service
   shares, 13,348,343 Investor A shares,
   4,622,490 Investor B shares and 616,434
   Investor C shares outstanding) ..........................        $319,282,185
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
   ($45,151,593 / 3,341,553) ...............................              $13.51
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SERVICE SHARE
   ($24,018,910 / 1,779,677) ...............................              $13.50
                                                                          ======
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE
   ($180,032,943 / 13,348,343) .............................              $13.49
                                                                          ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($13.49 / 0.955) ........................................              $14.13
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred
   sales charge of 4.5%) PER INVESTOR B SHARE
   ($61,833,181 / 4,622,490) ...............................              $13.38
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred
   sales charge of 1.0%) PER INVESTOR C SHARE
   ($8,245,558 / 616,434) ..................................              $13.38
                                                                          ======


See accompanying notes to financial statements.


                                                                            ----
                                                                             61
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS

                                                       Large Cap       Large Cap         Mid-Cap         Mid-Cap
                                                         Value          Growth            Value          Growth         Small Cap
                                                        Equity          Equity           Equity          Equity        Value Equity
FOR THE PERIOD ENDED MARCH 31, 2002 (UNAUDITED)        Portfolio       Portfolio        Portfolio       Portfolio        Portfolio
                                                      -----------     -----------      -----------     -----------      -----------
Investment income:
   Interest .....................................     $   324,641     $   170,998      $    31,039     $   216,681      $    66,763
   Securities lending income ....................         376,844         144,654           49,684         164,306           41,510
   Dividend .....................................      11,635,449       2,599,440        1,335,022         454,986        1,845,063
   Net investment income from master ............              --              --               --              --               --
   Foreign taxes withheld .......................              --              --               --              --               --
                                                      -----------     -----------      -----------     -----------      -----------
        Total investment income .................      12,336,934       2,915,092        1,415,745         835,973        1,953,336
                                                      -----------     -----------      -----------     -----------      -----------
Expenses:
   Investment advisory fee ......................       4,232,214       2,064,526          914,010       1,814,376        1,120,735
   Administration fee ...........................       1,663,091         838,137          262,777         521,633          468,671
   Custodian fee ................................         110,247          60,694           27,166          59,218           53,114
   Transfer agent fee ...........................         320,953         160,269           46,709         129,536          103,011
   Shareholder servicing fees ...................         319,900         239,569           43,230         188,859          118,413
   Shareholder processing fees ..................         243,470         191,636           34,667         127,061           78,963
   Distribution fees ............................         155,198         124,099           43,773         300,430           96,542
   Legal and audit ..............................          31,131          15,423            5,003           9,140            8,697
   Printing .....................................         166,540          82,724           19,795          32,492           31,548
   Registration fees and expenses ...............          21,316          18,556           18,127          26,717           18,359
   Trustees' fees and officers' salary ..........          16,189           7,773            2,407           4,672            4,538
   Other ........................................           9,298           4,767            1,817           4,469            2,445
                                                      -----------     -----------      -----------     -----------      -----------
                                                        7,289,547       3,808,173        1,419,481       3,218,603        2,105,036
   Less fees waived .............................        (191,567)       (135,103)          (2,465)             --           (1,000)
   Expenses reimbursed by advisor ...............              --              --               --              --               --
                                                      -----------     -----------      -----------     -----------      -----------
        Total operating expenses ................       7,097,980       3,673,070        1,417,016       3,218,603        2,104,036
                                                      -----------     -----------      -----------     -----------      -----------
   Interest expense .............................              --              --               --              --               --
                                                      -----------     -----------      -----------     -----------      -----------
        Total expenses ..........................       7,097,980       3,673,070        1,417,016       3,218,603        2,104,036
                                                      -----------     -----------      -----------     -----------      -----------
   Net investment income (loss) .................       5,238,954        (757,978)          (1,271)     (2,382,630)        (150,700)
                                                      -----------     -----------      -----------     -----------      -----------
Realized and unrealized gain (loss) on investments
   and foreign currency transactions:
   Net realized gain (loss) from:
     Investment transactions
        (net of foreign taxes) ..................      18,835,581      24,650,601       25,955,856      (5,645,458)      72,220,167
     Futures and options ........................         (52,985)             --               --       1,513,654               --
     Swap contracts .............................              --              --               --              --               --
     Foreign currency related transactions ......          (5,226)             --               --              --               --
                                                      -----------     -----------      -----------     -----------      -----------
                                                       18,777,370      24,650,601       25,955,856      (4,131,804)      72,220,167
                                                      -----------     -----------      -----------     -----------      -----------
Change in unrealized appreciation (depreciation) from:
     Investments (net of foreign taxes) .........      65,501,699      61,829,272       15,306,167      75,903,130        7,438,953
     Futures and options ........................              --              --               --              --               --
     Swap contracts .............................              --              --               --              --               --
     Foreign currency related transactions ......              --              --               --              --               --
                                                      -----------     -----------      -----------     -----------      -----------
                                                       65,501,699      61,829,272       15,306,167      75,903,130        7,438,953
                                                      -----------     -----------      -----------     -----------      -----------
Net gain on investments and foreign
   currency transactions ........................      84,279,069      86,479,873       41,262,023      71,771,326       79,659,120
                                                      -----------     -----------      -----------     -----------      -----------
Net increase in net assets resulting from
   operations ...................................     $89,518,023     $85,721,895      $41,260,752     $69,388,696      $79,508,420
                                                      ===========     ===========      ===========     ===========      ===========





                                                                                                    Global
                                                           Small Cap           Micro-Cap           Science &          European
                                                         Growth Equity          Equity            Technology           Equity
FOR THE PERIOD ENDED MARCH 31, 2002 (UNAUDITED)            Portfolio           Portfolio           Portfolio          Portfolio
                                                         ------------         -----------        -----------         ----------
Investment income:
   Interest .....................................        $    662,235         $   137,406        $    46,432         $    5,143
   Securities lending income ....................               1,048                  --                 --                 --
   Dividend .....................................             227,228              19,878             14,801            275,640
   Net investment income from master ............                  --                  --                 --                 --
   Foreign taxes withheld .......................                  --                  --             (1,056)            (4,792)
                                                         ------------         -----------        -----------         ----------
        Total investment income .................             890,511             157,284             60,177            275,991
                                                         ------------         -----------        -----------         ----------
Expenses:
   Investment advisory fee ......................           2,692,999           1,216,004            260,860             46,859
   Administration fee ...........................           1,077,860             254,255             66,664             11,975
   Custodian fee ................................             113,058              44,965             21,596              6,698
   Transfer agent fee ...........................             257,033             123,510             31,276              3,129
   Shareholder servicing fees ...................             317,689             231,253             63,535              4,912
   Shareholder processing fees ..................             216,208             139,078             38,129              3,073
   Distribution fees ............................             215,945             489,401            125,980             10,595
   Legal and audit ..............................              20,237               2,199                480                 86
   Printing .....................................              88,038              27,668              5,443                149
   Registration fees and expenses ...............              23,414              16,481              4,820             11,591
   Trustees' fees and officers' salary ..........               9,408               1,916                591                 96
   Other ........................................               8,379               3,643                257              4,363
                                                         ------------         -----------        -----------         ----------
                                                            5,040,268           2,550,373            619,631            103,526
   Less fees waived .............................             (10,487)            (24,935)           (26,398)            (8,469)
   Expenses reimbursed by advisor ...............                  --                  --                 --                 --
                                                         ------------         -----------        -----------         ----------
        Total operating expenses ................           5,029,781           2,525,438            593,233             95,057
                                                         ------------         -----------        -----------         ----------
   Interest expense .............................                  --                  --                 --                 --
                                                         ------------         -----------        -----------         ----------
        Total expenses ..........................           5,029,781           2,525,438            593,233             95,057
                                                         ------------         -----------        -----------         ----------
   Net investment income (loss) .................          (4,139,270)         (2,368,154)          (533,056)           180,934
                                                         ------------         -----------        -----------         ----------
Realized and unrealized gain (loss) on investments
   and foreign currency transactions:
   Net realized gain (loss) from:
     Investment transactions
        (net of foreign taxes) ..................         (99,630,420)            758,611          4,168,123           (920,793)
     Futures and options ........................           1,611,008            (163,280)           786,781             12,717
     Swap contracts .............................                  --                  --                 --                 --
     Foreign currency related transactions ......                  --                  --             15,994             (3,532)
                                                         ------------         -----------        -----------         ----------
                                                          (98,019,412)            595,331          4,970,898           (911,608)
                                                         ------------         -----------        -----------         ----------
Change in unrealized appreciation (depreciation) from:
     Investments (net of foreign taxes) .........         176,217,699          27,529,953          9,462,092          1,302,084
     Futures and options ........................                  --                  --                 --                 --
     Swap contracts .............................                  --                  --                 --                 --
     Foreign currency related transactions ......                  --                  --             (2,664)               (35)
                                                         ------------         -----------        -----------         ----------
                                                          176,217,699          27,529,953          9,459,428          1,302,049
                                                         ------------         -----------        -----------         ----------
Net gain on investments and foreign
   currency transactions ........................          78,198,287          28,125,284         14,430,326            390,441
                                                         ------------         -----------        -----------         ----------
Net increase in net assets resulting from
   operations ...................................        $ 74,059,017         $25,757,130        $13,897,270         $  571,375
                                                         ============         ===========        ===========         ==========





                                                                             International
                                                         International          Small Cap       Asia Pacific
                                                            Equity               Equity            Equity
FOR THE PERIOD ENDED MARCH 31, 2002 (UNAUDITED)            Portfolio            Portfolio         Portfolio
                                                         ------------         -----------         ---------
Investment income:
   Interest .....................................        $    111,818         $   121,743         $     701
   Securities lending income ....................              10,093               4,033                --
   Dividend .....................................          13,640,520             691,378            11,596
   Net investment income from master ............                  --                  --                --
   Foreign taxes withheld .......................            (220,310)            (60,864)           (1,041)
                                                         ------------         -----------         ---------
        Total investment income .................          13,542,121             756,290            11,256
                                                         ------------         -----------         ---------
Expenses:
   Investment advisory fee ......................           1,802,873             669,679             9,203
   Administration fee ...........................             551,626             154,026             2,352
   Custodian fee ................................             178,325              51,894            27,910
   Transfer agent fee ...........................              93,659              59,732               390
   Shareholder servicing fees ...................              94,175              94,051                90
   Shareholder processing fees ..................              76,927              56,518                55
   Distribution fees ............................              26,232             183,660                50
   Legal and audit ..............................               5,390               1,566                18
   Printing .....................................              39,848              14,110               333
   Registration fees and expenses ...............              26,063              14,939            13,692
   Trustees' fees and officers' salary ..........               4,571               1,285                24
   Other ........................................               9,271               6,029            13,766
                                                         ------------         -----------         ---------
                                                            2,908,960           1,307,489            67,883
   Less fees waived .............................            (132,730)            (56,514)          (11,555)
   Expenses reimbursed by advisor ...............                  --                  --           (41,281)
                                                         ------------         -----------         ---------
        Total operating expenses ................           2,776,230           1,250,975            15,047
                                                         ------------         -----------         ---------
   Interest expense .............................                  --                  --                --
                                                         ------------         -----------         ---------
        Total expenses ..........................           2,776,230           1,250,975            15,047
                                                         ------------         -----------         ---------
   Net investment income (loss) .................          10,765,891            (494,685)           (3,791)
                                                         ------------         -----------         ---------
Realized and unrealized gain (loss) on investments
   and foreign currency transactions:
   Net realized gain (loss) from:
     Investment transactions
        (net of foreign taxes) ..................         (51,770,171)             44,609          (300,121)
     Futures and options ........................              35,333                  --             4,479
     Swap contracts .............................                  --                  --                --
     Foreign currency related transactions ......            (267,347)           (254,980)             (338)
                                                         ------------         -----------         ---------
                                                          (52,002,185)           (210,371)         (295,980)
                                                         ------------         -----------         ---------
Change in unrealized appreciation (depreciation) from:
     Investments (net of foreign taxes) .........          80,072,126          27,922,951           449,730
     Futures and options ........................                  --                  --                --
     Swap contracts .............................                  --                  --                --
     Foreign currency related transactions ......             (16,638)             (5,607)              122
                                                         ------------         -----------         ---------
                                                           80,055,488          27,917,344           449,852
                                                         ------------         -----------         ---------
Net gain on investments and foreign
   currency transactions ........................          28,053,303          27,706,973           153,872
                                                         ------------         -----------         ---------
Net increase in net assets resulting from
   operations ...................................        $ 38,819,194         $27,212,288         $ 150,081
                                                         ============         ===========         =========

See accompanying notes to financial statements.

------------
 62 - 63
------------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                         International
                                                            Emerging              Select              Index
                                                             Markets              Equity              Equity             Balanced
FOR THE PERIOD ENDED MARCH 31, 2002 (UNAUDITED)             Portfolio            Portfolio           Portfolio           Portfolio
                                                            -----------        ------------        ------------         -----------
Investment income:
   Interest ..........................................      $    84,450        $     85,557        $         --         $ 5,801,483
   Securities lending income .........................            1,654             173,047                  --               4,698
   Dividend ..........................................          315,399           4,630,455                  --           1,518,185
   Net investment income from master .................               --                  --          11,770,009                  --
   Foreign taxes withheld ............................          (34,296)                 --                  --                  --
                                                            -----------        ------------        ------------         -----------
        Total investment income ......................          367,207           4,889,059          11,770,009           7,324,366
                                                            -----------        ------------        ------------         -----------
Expenses:
   Investment advisory fee ...........................          263,960           2,494,162                  --           1,260,544
   Administration fee ................................           48,569           1,002,143           1,824,677             525,564
   Custodian fee .....................................           45,441              69,772                  --              64,111
   Transfer agent fee ................................           10,717             182,749             596,882             171,208
   Shareholder servicing fees ........................            3,565             217,641           1,284,460             359,669
   Shareholder processing fees .......................            2,330             171,199             809,605             232,316
   Distribution fees .................................            3,099             172,300           2,589,297             288,070
   Legal and audit ...................................            3,298              17,527              27,610               6,215
   Printing ..........................................            1,843              82,969             130,079              25,646
   Registration fees and expenses ....................           16,430              18,689              23,793              19,875
   Trustees' fees and officers' salary ...............              388               9,660              13,568               5,126
   Other .............................................            4,439               6,485              39,197               7,709
                                                            -----------        ------------        ------------         -----------
                                                                404,079           4,445,296           7,339,168           2,966,053
   Less fees waived ..................................          (26,781)           (173,575)           (495,130)            (16,736)
   Expenses reimbursed by advisor ....................               --                  --                  --                  --
                                                            -----------        ------------        ------------         -----------
        Total operating expenses .....................          377,298           4,271,721           6,844,038           2,949,317
                                                            -----------        ------------        ------------         -----------
   Interest expense ..................................               --                  --                  --             108,024
                                                            -----------        ------------        ------------         -----------
        Total expenses ...............................          377,298           4,271,721           6,844,038           3,057,341
                                                            -----------        ------------        ------------         -----------
   Net investment income (loss) ......................          (10,091)            617,338           4,925,971           4,267,025
                                                            -----------        ------------        ------------         -----------
Realized and unrealized gain (loss) on investments
   and foreign currency transactions:
   Net realized gain (loss) from:
     Investment transactions
        (net of foreign taxes) .......................       (2,777,608)        (34,591,030)        (25,014,733)         (8,978,631)
     Futures and options .............................               --                  --             363,696             (71,801)
     Swap contracts ..................................               --                  --                  --              52,871
     Foreign currency related transactions ...........         (188,839)                 --                  --                  --
                                                            -----------        ------------        ------------         -----------
                                                             (2,966,447)        (34,591,030)        (24,651,037)         (8,997,561)
                                                            -----------        ------------        ------------         -----------
Change in unrealized appreciation (depreciation) from:
     Investments (net of foreign taxes) ..............       15,639,320          95,824,753         185,599,325          24,778,445
     Futures and options .............................               --                  --             (12,342)           (809,124)
     Swap contracts ..................................               --                  --                  --             565,900
     Foreign currency related transactions ...........           (4,345)                 --                  --                  --
                                                            -----------        ------------        ------------         -----------
                                                             15,634,975          95,824,753         185,586,983          24,535,221
                                                            -----------        ------------        ------------         -----------
Net gain on investments and foreign
   currency transactions .............................       12,668,528          61,233,723         160,935,946          15,537,660
                                                            -----------        ------------        ------------         -----------
Net increase in net assets resulting from
   operations ........................................      $12,658,437        $ 61,851,061        $165,861,917         $19,804,685
                                                            ===========        ============        ============         ===========


See accompanying notes to financial statements.


----
 64
----

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Large Cap                           Large Cap
                                                                    Value Equity Portfolio              Growth Equity Portfolio
                                                                -------------------------------     -------------------------------
                                                                    For the                            For the
                                                                  Six Months         For the         Six Months         For the
                                                                     Ended         Year Ended           Ended          Year Ended
                                                                    3/31/02          9/30/01           3/31/02          9/30/01 1
                                                               --------------    --------------    -------------     --------------
                                                                 (Unaudited)                        (Unaudited)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) .........................     $    5,238,954    $   18,867,224    $    (757,978)    $   (2,909,419)
    Net realized gain (loss) on investments,
      futures, options and swap contracts
      and foreign currency related transactions ..........         18,777,370        58,060,557       24,650,601       (421,592,525)
    Net unrealized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions ..............         65,501,699      (220,969,967)      61,829,272       (553,526,158)
                                                               --------------    --------------    -------------     --------------
    Net increase (decrease) in net assets
      resulting from operations ..........................         89,518,023      (144,042,186)      85,721,895       (978,028,102)
                                                               --------------    --------------    -------------     --------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ..................................         (4,791,493)      (16,581,599)              --                 --
    Service Class ........................................           (334,458)       (2,238,842)              --                 --
    Investor A Class .....................................           (116,955)         (299,195)              --                 --
    Investor B Class .....................................                 --                --               --                 --
    Investor C Class .....................................                 --                --               --                 --
                                                               --------------    --------------    -------------     --------------
    Total distributions from net investment income .......         (5,242,906)      (19,119,636)              --                 --
                                                               --------------    --------------    -------------     --------------
  Capital:
    Institutional Class ..................................                 --                --               --           (123,926)
    Service Class ........................................                 --                --               --            (29,976)
    Investor A Class .....................................                 --                --               --             (8,797)
    Investor B Class .....................................                 --                --               --             (6,944)
    Investor C Class .....................................                 --                --               --             (1,216)
                                                               --------------    --------------    -------------     --------------
    Total distributions from capital .....................                 --                --               --           (170,859)
                                                               --------------    --------------    -------------     --------------
  Short-term and foreign currency gains:
    Institutional Class ..................................                 --                --               --        (50,908,376)
    Service Class ........................................                 --                --               --        (12,314,165)
    Investor A Class .....................................                 --                --               --         (3,613,711)
    Investor B Class .....................................                 --                --               --         (2,852,660)
    Investor C Class .....................................                 --                --               --           (499,648)
                                                               --------------    --------------    -------------     --------------
    Total distributions from short-term and foreign
      currency gains .....................................                 --               --                --        (70,188,560)
                                                               --------------    --------------    -------------     --------------
  Long-term gains:
    Institutional Class ..................................        (37,916,978)     (146,936,136)              --        (96,297,344)
    Service Class ........................................         (6,700,090)      (27,781,659)              --        (23,290,609)
    Investor A Class .....................................         (2,018,751)       (4,459,509)              --         (6,839,770)
    Investor B Class .....................................           (856,460)       (2,390,358)              --         (5,396,153)
    Investor C Class .....................................           (299,945)         (659,088)              --           (945,123)
                                                               --------------    --------------    -------------     --------------
    Total distributions from long-term gains .............        (47,792,224)     (182,226,750)              --       (132,768,999)
                                                               --------------    --------------    -------------     --------------
    Total distributions to shareholders ..................        (53,035,130)     (201,346,386)              --       (203,128,418)
                                                               --------------    --------------    -------------     --------------
Capital share transactions ...............................       (345,076,672)     (213,292,564)    (225,256,043)       245,906,655
                                                               --------------    --------------    -------------     --------------
    Total increase (decrease) in net assets ..............       (308,593,779)     (558,681,136)    (139,534,148)      (935,249,865)
Net assets:
    Beginning of period ..................................      1,696,656,708     2,255,337,844      782,600,805      1,717,850,670
                                                               --------------    --------------    -------------     --------------
    End of period ........................................     $1,388,062,929    $1,696,656,708    $ 643,066,657     $  782,600,805
                                                               ==============    ==============    =============     ==============







                                                                          Mid-Cap Value                  Mid-Cap Growth
                                                                        Equity Portfolio                Equity Portfolio
                                                                 ----------------------------    ------------------------------
                                                                    For the                         For the
                                                                  Six Months       For the        Six Months         For the
                                                                     Ended        Year Ended         Ended          Year Ended
                                                                    3/31/02        9/30/01          3/31/02          9/30/01 1
                                                                 ------------    ------------    -------------    -------------
                                                                 (Unaudited)                      (Unaudited)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) .........................       $     (1,271)   $  1,629,581     $ (2,382,630)   $  (1,358,398)
    Net realized gain (loss) on investments,
      futures, options and swap contracts
      and foreign currency related transactions ..........         25,955,856        (523,440)      (4,131,804)    (368,601,639)
    Net unrealized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions ..............         15,306,167     (24,932,513)      75,903,130     (204,229,864)
                                                                 ------------    ------------    -------------    -------------
    Net increase (decrease) in net assets
      resulting from operations ..........................         41,260,752     (23,826,372)      69,388,696     (574,189,901)
                                                                 ------------    ------------    -------------    -------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ..................................           (296,301)     (1,328,495)              --               --
    Service Class ........................................                 --        (119,180)              --               --
    Investor A Class .....................................                 --          (8,249)              --               --
    Investor B Class .....................................                 --          (2,426)              --               --
    Investor C Class .....................................                 --            (780)              --               --
                                                                 ------------    ------------    -------------    -------------
    Total distributions from net investment income .......           (296,301)     (1,459,130)              --               --
                                                                 ------------    ------------    -------------    -------------
  Capital:
    Institutional Class ..................................                 --              --               --          (36,095)
    Service Class ........................................                 --              --               --           (3,316)
    Investor A Class .....................................                 --              --               --           (5,137)
    Investor B Class .....................................                 --              --               --           (7,521)
    Investor C Class .....................................                 --              --               --           (3,764)
                                                                 ------------    ------------    -------------    -------------
    Total distributions from capital .....................                 --              --               --          (55,833)
                                                                 ------------    ------------    -------------    -------------
  Short-term and foreign currency gains:
    Institutional Class ..................................                 --              --               --     (154,958,687)
    Service Class ........................................                 --              --               --      (14,236,993)
    Investor A Class .....................................                 --              --               --      (22,052,722)
    Investor B Class .....................................                 --              --               --      (32,288,478)
    Investor C Class .....................................                 --              --               --      (16,158,473)
                                                                 ------------    ------------    -------------    -------------
    Total distributions from short-term and foreign
      currency gains .....................................                 --              --               --     (239,695,353)
                                                                 ------------    ------------    -------------    -------------
  Long-term gains:
    Institutional Class ..................................                 --      (3,694,446)              --      (18,281,263)
    Service Class ........................................                 --        (311,567)              --       (1,679,339)
    Investor A Class .....................................                 --         (68,213)              --       (2,601,367)
    Investor B Class .....................................                 --         (87,238)              --       (3,807,955)
    Investor C Class .....................................                 --         (28,063)              --       (1,902,728)
                                                                 ------------    ------------    -------------    -------------
    Total distributions from long-term gains .............                 --      (4,189,527)              --      (28,272,652)
                                                                 ------------    ------------    -------------    -------------
    Total distributions to shareholders ..................           (296,301)     (5,648,657)              --     (268,023,838)
                                                                 ------------    ------------    -------------    -------------
Capital share transactions ...............................        (86,324,721)     34,461,673     (105,288,083)     306,486,320
                                                                 ------------    ------------    -------------    -------------
    Total increase (decrease) in net assets ..............        (45,360,270)      4,986,644      (35,899,387)    (535,727,419)
Net assets:
    Beginning of period ..................................        249,640,969     244,654,325      450,024,763      985,752,182
                                                                 ------------    ------------    -------------    -------------
    End of period ........................................       $204,280,699    $249,640,969    $ 414,125,376    $ 450,024,763
                                                                 ============    ============    =============    =============







                                                                           Small Cap                         Small Cap
                                                                    Value Equity Portfolio            Growth Equity Portfolio
                                                                 ----------------------------    ---------------------------------
                                                                    For the                          For the
                                                                  Six Months        For the        Six Months          For the
                                                                     Ended        Year Ended          Ended           Year Ended
                                                                    3/31/02        9/30/01 1         3/31/02           9/30/01 1
                                                                 ------------    ------------    --------------    ---------------
                                                                 (Unaudited)                      (Unaudited)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) .........................       $   (150,700)   $  4,149,879    $   (4,139,270)   $     7,012,326
    Net realized gain (loss) on investments,
      futures, options and swap contracts
      and foreign currency related transactions ..........         72,220,167      59,233,729       (98,019,412)      (586,973,139)
    Net unrealized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions ..............          7,438,953     (56,974,908)      176,217,699       (865,885,187)
                                                                 ------------    ------------    --------------    ---------------
    Net increase (decrease) in net assets
      resulting from operations ..........................         79,508,420       6,408,700        74,059,017     (1,445,846,000)
                                                                 ------------    ------------    --------------    ---------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ..................................           (322,253)     (3,768,380)               --         (7,916,980)
    Service Class ........................................                 --        (305,814)               --           (772,672)
    Investor A Class .....................................                 --        (114,517)               --           (435,129)
    Investor B Class .....................................                 --          (9,555)               --           (243,467)
    Investor C Class .....................................                 --          (3,821)               --           (125,801)
                                                                 ------------    ------------    --------------    ---------------
    Total distributions from net investment income .......           (322,253)     (4,202,087)               --         (9,494,049)
                                                                 ------------    ------------    --------------    ---------------
  Capital:
    Institutional Class ..................................                 --              --                --         (5,941,182)
    Service Class ........................................                 --              --                --           (904,232)
    Investor A Class .....................................                 --              --                --           (509,217)
    Investor B Class .....................................                 --              --                --           (284,921)
    Investor C Class .....................................                 --              --                --           (147,222)
                                                                 ------------    ------------    --------------    ---------------
    Total distributions from capital .....................                 --              --                --         (7,786,774)
                                                                 ------------    ------------    --------------    ---------------
  Short-term and foreign currency gains:
    Institutional Class ..................................         (9,910,506)    (11,674,979)               --       (222,103,027)
    Service Class ........................................         (1,062,780)     (1,286,312)               --        (33,803,514)
    Investor A Class .....................................         (1,244,025)       (658,706)               --        (19,036,401)
    Investor B Class .....................................           (536,826)       (373,447)               --        (10,651,389)
    Investor C Class .....................................           (222,147)       (128,073)               --         (5,503,711)
                                                                 ------------    ------------    --------------    ---------------
    Total distributions from short-term and foreign
      currency gains .....................................        (12,976,284)    (14,121,517)               --       (291,098,042)
                                                                 ------------    ------------    --------------    ---------------
  Long-term gains:
    Institutional Class ..................................        (36,327,270)    (10,886,455)               --       (289,497,370)
    Service Class ........................................         (3,893,686)     (1,199,435)               --        (44,062,807)
    Investor A Class .....................................         (4,557,864)       (614,217)               --        (24,817,089)
    Investor B Class .....................................         (1,966,756)       (348,225)               --        (13,879,317)
    Investor C Class .....................................           (813,904)       (119,424)               --         (7,173,745)
                                                                 ------------    ------------    --------------    ---------------
    Total distributions from long-term gains .............        (47,559,480)    (13,167,756)               --       (379,430,328)
                                                                 ------------    ------------    --------------    ---------------
    Total distributions to shareholders ..................        (60,858,017)    (31,491,360)               --       (687,809,193)
                                                                 ------------    ------------    --------------    ---------------
Capital share transactions ...............................       (100,291,955)    (72,836,697)     (394,496,083)       426,089,131
                                                                 ------------    ------------    --------------    ---------------
    Total increase (decrease) in net assets ..............        (81,641,552)    (97,919,357)     (320,437,066)    (1,707,566,062)
Net assets:
    Beginning of period ..................................        466,107,164     564,026,521     1,125,091,688      2,832,657,750
                                                                 ------------    ------------    --------------    ---------------
    End of period ........................................       $384,465,612    $466,107,164    $  804,654,622    $ 1,125,091,688
                                                                 ============    ============    ==============    ===============


------------------------

1 Certain prior year amounts were reclassified to conform to current year presentation.

See accompanying notes to financial statements.


-------
66 - 67
-------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                             Global Science
                                                                               Micro-Cap                      & Technology
                                                                           Equity Portfolio                     Portfolio
                                                                     -----------------------------     ----------------------------
                                                                        For the                          For the
                                                                      Six Months        For the        Six Months         For the
                                                                         Ended         Year Ended        Ended          Year Ended
                                                                        3/31/02         9/30/01 1       3/31/02           9/30/01
                                                                     ------------    -------------     -----------     ------------
                                                                      (Unaudited)                      (Unaudited)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) .........................           $ (2,368,154)   $  (2,203,553)    $  (533,056)    $   (688,328)
    Net realized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions ..............                595,331     (106,713,021)      4,970,898      (78,125,174)
    Net unrealized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions ..............             27,529,953     (136,299,142)      9,459,428      (24,457,286)
                                                                     ------------    -------------     -----------     ------------
    Net increase (decrease) in net assets
      resulting from operations ..........................             25,757,130     (245,215,716)     13,897,270     (103,270,788)
                                                                     ------------    -------------     -----------     ------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ..................................               (749,219)              --              --               --
    Service Class ........................................                (17,936)              --              --               --
    Investor A Class .....................................               (803,632)              --              --               --
    Investor B Class .....................................               (593,139)              --              --               --
    Investor C Class .....................................               (306,144)              --              --               --
                                                                     ------------    -------------     -----------     ------------
    Total distributions from net investment income .......             (2,470,070)              --              --               --
                                                                     ------------    -------------     -----------     ------------
  Capital:
    Institutional Class ..................................                     --           (3,242)             --               --
    Service Class ........................................                     --              (85)             --               --
    Investor A Class .....................................                     --           (4,994)             --               --
    Investor B Class .....................................                     --           (7,365)             --               --
    Investor C Class .....................................                     --           (4,443)             --               --
                                                                     ------------    -------------     -----------     ------------
    Total distributions from capital .....................                     --          (20,129)             --               --
                                                                     ------------    -------------     -----------     ------------
  Short-term and foreign currency gains:
    Institutional Class ..................................                     --      (19,876,139)             --               --
    Service Class ........................................                     --         (523,723)             --               --
    Investor A Class .....................................                     --      (30,610,561)             --               --
    Investor B Class .....................................                     --      (45,145,711)             --               --
    Investor C Class .....................................                     --      (27,232,443)             --               --
                                                                     ------------    -------------     -----------     ------------
    Total distributions from short-term and
      foreign currency gains .............................                     --    (123,388,577)              --               --
                                                                     ------------    -------------     -----------     ------------
  Long-term gains:
    Institutional Class ..................................                     --         (935,254)             --               --
    Service Class ........................................                     --          (24,643)             --               --
    Investor A Class .....................................                     --       (1,435,409)             --               --
    Investor B Class .....................................                     --       (2,129,619)             --               --
    Investor C Class .....................................                     --       (1,281,396)             --               --
                                                                     ------------    -------------     -----------     ------------
    Total distributions from long-term gains .............                     --       (5,806,321)             --               --
                                                                     ------------    -------------     -----------     ------------
    Total distributions to shareholders ..................             (2,470,070)    (129,215,027)             --               --
                                                                     ------------    -------------     -----------     ------------
Capital share transactions ...............................            (26,682,504)     (23,917,425)     (7,385,282)      16,774,755
                                                                     ------------    -------------     -----------     ------------
Redemption fees ..........................................                     --               --              --               --
                                                                     ------------    -------------     -----------     ------------
    Total increase (decrease) in net assets ..............             (3,395,444)    (398,348,168)      6,511,988      (86,496,033)
Net assets:
    Beginning of period ..................................            209,567,747      607,915,915      49,528,720      136,024,753
                                                                     ------------    -------------     -----------     ------------
    End of period ........................................           $206,172,303    $ 209,567,747     $56,040,708     $ 49,528,720
                                                                     ============    =============     ===========     ============










                                                                            European                          International
                                                                        Equity Portfolio                    Equity Portfolio
                                                                  ---------------------------      --------------------------------
                                                                     For the                           For the
                                                                   Six Months      For the           Six Months          For the
                                                                      Ended       Year Ended           Ended           Year Ended
                                                                     3/31/02       9/30/01 1          3/31/02            9/30/01
                                                                  -----------    -----------       -------------     --------------
                                                                  (Unaudited)                       (Unaudited)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) .........................        $   180,934    $   (16,619)      $  10,765,891     $    3,250,596
    Net realized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions ..............           (911,608)    (1,687,119)        (52,002,185)      (149,383,525)
    Net unrealized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions ..............          1,302,049     (1,207,786)         80,055,488        (91,047,306)
                                                                  -----------    -----------       -------------     --------------
    Net increase (decrease) in net assets
      resulting from operations ..........................            571,375     (2,911,524)         38,819,194       (237,180,235)
                                                                  -----------    -----------       -------------     --------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ..................................           (145,115)        (4,043)                 --                 --
    Service Class ........................................                 (2)            --                  --                 --
    Investor A Class .....................................            (13,745)            --                  --                 --
    Investor B Class .....................................            (19,360)            --                  --                 --
    Investor C Class .....................................             (6,775)            --                  --                 --
                                                                  -----------    -----------       -------------     --------------
    Total distributions from net investment income .......           (184,997)        (4,043)                 --                 --
                                                                  -----------    -----------       -------------     --------------
  Capital:
    Institutional Class ..................................                 --             --                  --                 --
    Service Class ........................................                 --             --                  --                 --
    Investor A Class .....................................                 --             --                  --                 --
    Investor B Class .....................................                 --             --                  --                 --
    Investor C Class .....................................                 --             --                  --                 --
                                                                  -----------    -----------       -------------     --------------
    Total distributions from capital .....................                 --             --                  --                 --
                                                                  -----------    -----------       -------------     --------------
  Short-term and foreign currency gains:
    Institutional Class ..................................                 --        (17,936)                 --                 --
    Service Class ........................................                 --             --                  --                 --
    Investor A Class .....................................                 --             --                  --                 --
    Investor B Class .....................................                 --             --                  --                 --
    Investor C Class .....................................                 --             --                  --                 --
                                                                  -----------    -----------       -------------     --------------
    Total distributions from short-term and
      foreign currency gains .............................                 --        (17,936)                 --                 --
                                                                  -----------    -----------       -------------     --------------
  Long-term gains:
    Institutional Class ..................................                 --             --          (2,158,905)      (140,257,963)
    Service Class ........................................                 --             --            (393,738)       (20,488,401)
    Investor A Class .....................................                 --             --            (155,529)        (4,555,158)
    Investor B Class .....................................                 --             --             (24,062)        (1,307,213)
    Investor C Class .....................................                 --             --              (9,209)          (287,404)
                                                                  -----------    -----------       -------------     --------------
    Total distributions from long-term gains .............                 --             --          (2,741,443)      (166,896,139)
                                                                  -----------    -----------       -------------     --------------
    Total distributions to shareholders ..................           (184,997)       (21,979)         (2,741,443)      (166,896,139)
                                                                  -----------    -----------       -------------     --------------
Capital share transactions ...............................            808,547      6,650,982        (120,924,225)      (334,908,130)
                                                                  -----------    -----------       -------------     --------------
Redemption fees ..........................................                 --             --             155,042                 --
                                                                  -----------    -----------       -------------     --------------
    Total increase (decrease) in net assets ..............          1,194,925      3,717,479         (84,691,432)      (738,984,504)
Net assets:
    Beginning of period ..................................          9,519,602      5,802,123         544,483,224      1,283,467,728
                                                                  -----------    -----------       -------------     --------------
    End of period ........................................        $10,714,527    $ 9,519,602       $ 459,791,792     $  544,483,224
                                                                  ===========    ===========       =============     ==============









                                                                            International
                                                                               Small Cap
                                                                           Equity Portfolio
                                                                    -----------------------------
                                                                       For the
                                                                     Six Months        For the
                                                                        Ended        Year Ended
                                                                       3/31/02         9/30/01
                                                                    ------------     ------------
                                                                    (Unaudited)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) .........................          $   (494,685)    $  1,606,883
    Net realized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions ..............              (210,371)     (49,684,163)
    Net unrealized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions ..............            27,917,344      (29,670,039)
                                                                    ------------     ------------
    Net increase (decrease) in net assets
      resulting from operations ..........................            27,212,288      (77,747,319)
                                                                    ------------     ------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ..................................                    --               --
    Service Class ........................................                    --               --
    Investor A Class .....................................                    --               --
    Investor B Class .....................................                    --               --
    Investor C Class .....................................                    --               --
                                                                    ------------     ------------
    Total distributions from net investment income .......                    --               --
                                                                    ------------     ------------
  Capital:
    Institutional Class ..................................                    --             (507)
    Service Class ........................................                    --               (4)
    Investor A Class .....................................                    --             (277)
    Investor B Class .....................................                    --             (378)
    Investor C Class .....................................                    --             (293)
                                                                    ------------     ------------
    Total distributions from capital .....................                    --           (1,459)
                                                                    ------------     ------------
  Short-term and foreign currency gains:
    Institutional Class ..................................                    --         (150,305)
    Service Class ........................................                    --           (1,097)
    Investor A Class .....................................                    --          (82,249)
    Investor B Class .....................................                    --         (112,208)
    Investor C Class .....................................                    --          (86,782)
                                                                    ------------     ------------
    Total distributions from short-term and
      foreign currency gains .............................                    --         (432,641)
                                                                    ------------     ------------
  Long-term gains:
    Institutional Class ..................................                    --               --
    Service Class ........................................                    --               --
    Investor A Class .....................................                    --               --
    Investor B Class .....................................                    --               --
    Investor C Class .....................................                    --               --
                                                                    ------------     ------------
    Total distributions from long-term gains .............                    --               --
                                                                    ------------     ------------
    Total distributions to shareholders ..................                    --         (434,100)
                                                                    ------------     ------------
Capital share transactions ...............................           (25,598,092)      (8,682,469)
                                                                    ------------     ------------
Redemption fees ..........................................               146,618               --
                                                                    ------------     ------------
    Total increase (decrease) in net assets ..............             1,760,814      (86,863,888)
Net assets:
    Beginning of period ..................................           138,725,901      225,589,789
                                                                    ------------     ------------
    End of period ........................................          $140,486,715     $138,725,901
                                                                    ============     ============

------------------------

1 Certain prior year amounts were reclassified to conform to current year presentation.

See accompanying notes to financial statements.


--------
68 - 69
--------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                              International
                                                                               Asia Pacific                 Emerging Markets
                                                                             Equity Portfolio                   Portfolio
                                                                        --------------------------     ----------------------------
                                                                          For the                        For the
                                                                        Six Months       For the       Six Months         For the
                                                                           Ended       Year Ended         Ended         Year Ended
                                                                          3/31/02        9/30/01         3/31/02          9/30/01
                                                                        ----------     -----------     -----------     ------------
                                                                        (Unaudited)                    (Unaudited)
Increase (decrease) in net assets:
  Operations:
    Net investment income ......................................        $   (3,791)    $     2,544     $   (10,091)    $    365,394
    Net realized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions ....................          (295,980)       (858,751)     (2,966,447)     (30,203,213)
    Net unrealized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions ....................           449,852        (201,657)     15,634,975        3,162,972
                                                                        ----------     -----------     -----------     ------------
    Net increase (decrease) in net assets
      resulting from operations ................................           150,081      (1,057,864)     12,658,437      (26,674,847)
                                                                        ----------     -----------     -----------     ------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ........................................            (5,615)         (2,704)             --         (981,857)
    Service Class ..............................................                --              --              --               --
    Investor A Class ...........................................                --             (33)             --               --
    Investor B Class ...........................................                --              (5)             --               --
    Investor C Class ...........................................                --              (2)             --               --
                                                                        ----------     -----------     -----------     ------------
    Total distributions from net investment income .............            (5,615)         (2,744)             --         (981,857)
                                                                        ----------     -----------     -----------     ------------
  Capital:
    Institutional Class ........................................                --              --              --          (25,081)
    Service Class ..............................................                --              --              --               --
    Investor A Class ...........................................                --              --              --               --
    Investor B Class ...........................................                --              --              --               --
    Investor C Class ...........................................                --              --              --               --
                                                                        ----------     -----------     -----------     ------------
    Total distributions from capital ...........................                --              --              --          (25,081)
                                                                        ----------     -----------     -----------     ------------
  Short-term and foreign currency gains:
    Institutional Class ........................................           (13,034)        (64,506)             --               --
    Service Class ..............................................                --              (2)             --               --
    Investor A Class ...........................................                --            (779)             --               --
    Investor B Class ...........................................                --            (112)             --               --
    Investor C Class ...........................................                --             (52)             --               --
                                                                        ----------     -----------     -----------     ------------
    Total distributions from short-term and
      foreign currency gains ...................................           (13,034)        (65,451)             --               --
                                                                        ----------     -----------     -----------     ------------
  Long-term gains:
    Institutional Class ........................................                --              --              --               --
    Service Class ..............................................                --              --              --               --
    Investor A Class ...........................................                --              --              --               --
    Investor B Class ...........................................                --              --              --               --
    Investor C Class ...........................................                --              --              --               --
                                                                        ----------     -----------     -----------     ------------
    Total distributions from long-term gains ...................                --              --              --               --
                                                                        ----------     -----------     -----------     ------------
    Total distributions to shareholders ........................           (18,649)        (68,195)             --       (1,006,938)
                                                                        ----------     -----------     -----------     ------------
Capital share transactions .....................................           (10,013)        241,022      (7,943,616)     (64,192,536)
                                                                        ----------     -----------     -----------     ------------
Redemption fees ................................................                31              --             178               --
                                                                        ----------     -----------     -----------     ------------
    Total increase (decrease) in net assets ....................           121,450        (885,037)      4,714,999      (91,874,321)
Net assets:
    Beginning of period ........................................         1,971,441       2,856,478      37,713,848      129,588,169
                                                                        ----------     -----------     -----------     ------------
    End of period ..............................................        $2,092,891     $ 1,971,441     $42,428,847     $ 37,713,848
                                                                        ==========     ===========     ===========     ============








                                                                           Select                               Index
                                                                      Equity Portfolio                    Equity Portfolio
                                                               -------------------------------    --------------------------------
                                                                  For the                             For the
                                                                Six Months          For the         Six Months          For the
                                                                   Ended          Year Ended           Ended          Year Ended
                                                                  3/31/02          9/30/01 1          3/31/02           9/30/01
                                                               -------------    --------------    --------------    --------------
                                                                (Unaudited)                         (Unaudited)
Increase (decrease) in net assets:
  Operations:
    Net investment income ...................................  $     617,338    $    3,775,517    $    4,925,971    $    8,070,277
    Net realized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions .................    (34,591,030)      (97,015,109)      (24,651,037)      (11,378,805)
    Net unrealized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions .................     95,824,753      (512,526,780)      185,586,983      (582,598,312)
                                                               -------------    --------------    --------------    --------------
    Net increase (decrease) in net assets
      resulting from operations .............................     61,851,061      (605,766,372)      165,861,917      (585,906,840)
                                                               -------------    --------------    --------------    --------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class .....................................             --        (3,733,951)       (4,078,804)       (5,289,041)
    Service Class ...........................................             --          (329,171)         (334,974)       (1,699,762)
    Investor A Class ........................................             --           (35,684)         (974,698)         (283,907)
    Investor B Class ........................................             --                --                --                --
    Investor C Class ........................................             --                --                --                --
                                                               -------------    --------------    --------------    --------------
    Total distributions from net investment income ..........             --        (4,098,806)       (5,388,476)       (7,272,710)
                                                               -------------    --------------    --------------    --------------
  Capital:
    Institutional Class .....................................             --        (1,453,678)               --                --
    Service Class ...........................................             --          (238,855)               --                --
    Investor A Class ........................................             --           (73,466)               --                --
    Investor B Class ........................................             --           (80,418)               --                --
    Investor C Class ........................................             --            (9,429)               --                --
                                                               -------------    --------------    --------------    --------------
    Total distributions from capital ........................             --        (1,855,846)               --                --
                                                               -------------    --------------    --------------    --------------
  Short-term and foreign currency gains:
    Institutional Class .....................................             --          (287,071)               --                --
    Service Class ...........................................             --           (47,098)               --                --
    Investor A Class ........................................             --           (14,514)               --                --
    Investor B Class ........................................             --           (16,271)               --                --
    Investor C Class ........................................             --            (1,908)               --                --
                                                               -------------    --------------    --------------    --------------
    Total distributions from short-term and
      foreign currency gains ................................             --          (366,862)               --                --
                                                               -------------    --------------    --------------    --------------
  Long-term gains:
    Institutional Class .....................................             --      (212,904,294)               --                --
    Service Class ...........................................             --       (34,929,706)               --                --
    Investor A Class ........................................             --       (10,765,068)               --                --
    Investor B Class ........................................             --       (12,069,524)               --                --
    Investor C Class ........................................             --        (1,414,815)               --                --
                                                               -------------    --------------    --------------    --------------
    Total distributions from long-term gains ................             --      (272,083,407)               --                --
                                                               -------------    --------------    --------------    --------------
    Total distributions to shareholders .....................             --      (278,404,921)       (5,388,476)       (7,272,710)
                                                               -------------    --------------    --------------    --------------
Capital share transactions ..................................   (292,801,105)       (3,577,853)      173,061,266       134,106,238
                                                               -------------    --------------    --------------    --------------
Redemption fees .............................................             --                --                --                --
                                                               -------------    --------------    --------------    --------------
    Total increase (decrease) in net assets .................   (230,950,044)     (887,749,146)      333,534,707      (459,073,312)
Net assets:
    Beginning of period .....................................    980,609,379     1,868,358,525     1,570,979,959     2,030,053,271
                                                               -------------    --------------    --------------    --------------
    End of period ...........................................  $ 749,659,335    $  980,609,379    $1,904,514,666    $1,570,979,959
                                                               =============    ==============    ==============    ==============









                                                                            Balanced Portfolio
                                                                     -------------------------------
                                                                         For the
                                                                       Six Months         For the
                                                                          Ended         Year Ended
                                                                         3/31/02         9/30/01 1
                                                                     -------------     -------------
                                                                       (Unaudited)
Increase (decrease) in net assets:
  Operations:
    Net investment income ...................................        $   4,267,025     $  13,336,187
    Net realized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions .................           (8,997,561)      (34,869,768)
    Net unrealized gain (loss) on investments,
      futures, options and swap contracts and
      foreign currency related transactions .................           24,535,221      (141,825,510)
                                                                     -------------     -------------
    Net increase (decrease) in net assets
      resulting from operations .............................           19,804,685      (163,359,091)
                                                                     -------------     -------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class .....................................           (1,339,577)       (7,208,526)
    Service Class ...........................................             (315,130)       (3,732,583)
    Investor A Class ........................................           (2,128,256)       (2,580,642)
    Investor B Class ........................................             (482,884)       (1,050,371)
    Investor C Class ........................................              (64,297)         (148,018)
                                                                     -------------     -------------
    Total distributions from net investment income ..........           (4,330,144)      (14,720,140)
                                                                     -------------     -------------
  Capital:
    Institutional Class .....................................                   --                --
    Service Class ...........................................                   --                --
    Investor A Class ........................................                   --                --
    Investor B Class ........................................                   --                --
    Investor C Class ........................................                   --                --
                                                                     -------------     -------------
    Total distributions from capital ........................                   --                --
                                                                     -------------     -------------
  Short-term and foreign currency gains:
    Institutional Class .....................................                   --        (1,606,127)
    Service Class ...........................................                   --          (893,787)
    Investor A Class ........................................                   --          (674,340)
    Investor B Class ........................................                   --          (448,471)
    Investor C Class ........................................                   --           (51,183)
                                                                     -------------     -------------
    Total distributions from short-term and
      foreign currency gains ................................                   --        (3,673,908)
                                                                     -------------     -------------
  Long-term gains:
    Institutional Class .....................................                   --       (49,709,138)
    Service Class ...........................................                   --       (27,662,411)
    Investor A Class ........................................                   --       (20,870,598)
    Investor B Class ........................................                   --       (13,880,021)
    Investor C Class ........................................                   --        (1,584,099)
                                                                     -------------     -------------
    Total distributions from long-term gains ................                   --      (113,706,267)
                                                                     -------------     -------------
    Total distributions to shareholders .....................           (4,330,144)     (132,100,315)
                                                                     -------------     -------------
Capital share transactions ..................................         (234,764,500)      (13,484,025)
                                                                     -------------     -------------
Redemption fees .............................................                   --                --
                                                                     -------------     -------------
    Total increase (decrease) in net assets .................         (219,289,959)     (308,943,431)
Net assets:
    Beginning of period .....................................          538,572,144       847,515,575
                                                                     -------------     -------------
    End of period ...........................................        $ 319,282,185     $ 538,572,144
                                                                     =============     =============



------------------------

1 Certain prior year amounts were reclassified to conform to current year presentation.

See accompanying notes to financial statements.


--------
70 - 71
--------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                 For a Share Outstanding Throughout each Period


                                NET                       NET GAIN                                      NET
                               ASSET                      (LOSS) ON    DISTRIBUTIONS  DISTRIBUTIONS    ASSET
                               VALUE         NET         INVESTMENTS      FROM NET      FROM NET       VALUE
                             BEGINNING   INVESTMENT    (BOTH REALIZED    INVESTMENT     REALIZED      END OF         TOTAL
                             OF PERIOD  INCOME (LOSS)  AND UNREALIZED)     INCOME         GAINS       PERIOD        RETURN
-----------------------------------------------------------------------------------------------------------------------------
----------------------
LARGE CAP VALUE EQUITY
----------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $12.60      $ 0.05         $  0.66          $(0.05)        $(0.37)      $12.89         5.64%
9/30/01                        15.13        0.14           (1.28)          (0.14)         (1.25)       12.60        (8.22)
9/30/00                        15.75        0.16            0.79           (0.16)         (1.41)       15.13         6.24
9/30/99                        14.69        0.22            2.01           (0.22)         (0.95)       15.75        15.38
9/30/98                        17.53        0.22           (0.58)          (0.23)         (2.25)       14.69        (2.27)
9/30/97                        15.35        0.31            4.69           (0.30)         (2.52)       17.53        37.66

-----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $12.61      $ 0.03         $  0.66          $(0.03)        $(0.37)      $12.90         5.47%
9/30/01                        15.13        0.10           (1.27)          (0.10)         (1.25)       12.61        (8.44)
9/30/00                        15.75        0.11            0.79           (0.11)         (1.41)       15.13         5.91
9/30/99                        14.69        0.16            2.02           (0.17)         (0.95)       15.75        15.03
9/30/98                        17.52        0.21           (0.61)          (0.18)         (2.25)       14.69        (2.50)
9/30/97                        15.35        0.24            4.70           (0.25)         (2.52)       17.52        37.22
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $12.59      $ 0.02         $  0.66          $(0.01)        $(0.37)      $12.89         5.39% 3
9/30/01                        15.11        0.07           (1.27)          (0.07)         (1.25)       12.59        (8.64) 3
9/30/00                        15.74        0.10            0.77           (0.09)         (1.41)       15.11         5.71 3
9/30/99                        14.68        0.16            2.01           (0.16)         (0.95)       15.74        14.85 3
9/30/98                        17.52        0.17           (0.60)          (0.16)         (2.25)       14.68        (2.63) 3
9/30/97                        15.35        0.23            4.69           (0.23)         (2.52)       17.52        37.01 3
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $12.43      $(0.03)        $  0.66          $   --         $(0.37)      $12.69         5.04% 4
9/30/01                        14.97       (0.03)          (1.26)             --          (1.25)       12.43        (9.36) 4
9/30/00                        15.61       (0.01)           0.77              --          (1.40)       14.97         4.93 4
9/30/99                        14.59        0.02            1.99           (0.04)         (0.95)       15.61        13.93 4
9/30/98                        17.44        0.05           (0.61)          (0.04)         (2.25)       14.59        (3.45) 4
9/30/97                        15.32        0.14            4.64           (0.14)         (2.52)       17.44        36.40 4
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $12.44      $(0.03)        $  0.66          $   --         $(0.37)      $12.70         5.04% 4
9/30/01                        14.97       (0.03)          (1.25)             --          (1.25)       12.44        (9.29) 4
9/30/00                        15.61        0.01            0.75              --          (1.40)       14.97         4.93 4
9/30/99                        14.59        0.03            1.98           (0.04)         (0.95)       15.61        13.93 4
9/30/98                        17.44        0.06           (0.62)          (0.04)         (2.25)       14.59        (3.45) 4
9/30/97                        15.32        0.15            4.63           (0.14)         (2.52)       17.44        35.99 4

------------------------
LARGE CAP GROWTH EQUITY
------------------------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $ 9.10      $   --         $  0.97          $   --         $   --       $10.07        10.66%
9/30/01                        23.72       (0.02)         (11.82)             --          (2.78)        9.10       (55.58)
9/30/00                        22.57       (0.06)           4.83              --          (3.62)       23.72        22.90
9/30/99                        18.14          --            6.06              --          (1.63)       22.57        35.46
9/30/98                        18.92        0.03            1.85           (0.02)         (2.64)       18.14        11.76
9/30/97                        14.96        0.09            4.72           (0.11)         (0.74)       18.92        33.69
-----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $ 8.99      $(0.02)        $  0.96          $   --         $   --       $ 9.93        10.46%
9/30/01                        23.52       (0.05)         (11.70)             --          (2.78)        8.99       (55.68)
9/30/00                        22.47       (0.13)           4.80              --          (3.62)       23.52        22.50
9/30/99                        18.11       (0.07)           6.06              --          (1.63)       22.47        35.10
9/30/98                        18.93       (0.03)           1.85              --          (2.64)       18.11        11.33
9/30/97                        14.95        0.04            4.72           (0.04)         (0.74)       18.93        33.38
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $ 8.90      $(0.02)        $  0.94          $   --         $   --       $ 9.82        10.34% 3
9/30/01                        23.36       (0.09)         (11.59)             --          (2.78)        8.90       (55.78) 3
9/30/00                        22.37       (0.16)           4.77              --          (3.62)       23.36        22.31 3
9/30/99                        18.06       (0.09)           6.03              --          (1.63)       22.37        34.91 3
9/30/98                        18.91       (0.05)           1.84              --          (2.64)       18.06        11.16 3
9/30/97                        14.94        0.01            4.72           (0.02)         (0.74)       18.91        33.18 3





                                                                                                 RATIO OF NET
                                 NET                     RATIO OF EXPENSES                     INVESTMENT INCOME
                               ASSETS        RATIO OF       TO AVERAGE        RATIO OF NET        TO AVERAGE
                               END OF       EXPENSES TO     NET ASSETS      INVESTMENT INCOME     NET ASSETS       PORTFOLIO
                               PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                                (000)         ASSETS         WAIVERS)            ASSETS            WAIVERS)          RATE
---------------------------------------------------------------------------------------------------------------------------------
----------------------
LARGE CAP VALUE EQUITY
----------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11   $1,076,083        0.78% 2         0.81% 2           0.77% 2             0.74% 2          59%
9/30/01                       1,345,903        0.79            0.80              1.00                0.99            114
9/30/00                       1,821,839        0.78            0.78              1.11                1.11            121
9/30/99                       1,909,445        0.78            0.78              1.37                1.37             42
9/30/98                       1,841,171        0.83            0.84              1.45                1.44             33
9/30/97                         743,405        0.78            0.85              1.94                1.87             37

---------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11   $  134,172        1.08% 2         1.10% 2           0.49% 2             0.47% 2          59%
9/30/01                         254,166        1.09            1.10              0.69                0.69            114
9/30/00                         337,993        1.08            1.08              0.82                0.82            121
9/30/99                         374,907        1.08            1.08              1.07                1.07             42
9/30/98                         387,323        1.13            1.14              1.14                1.13             33
9/30/97                         595,189        1.09            1.16              1.62                1.55             37
---------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11   $  136,833        1.24% 2         1.27% 2           0.27% 2             0.24% 2          59%
9/30/01                          57,672        1.27            1.27              0.53                0.52            114
9/30/00                          56,689        1.23            1.23              0.66                0.66            121
9/30/99                          61,657        1.19            1.19              0.96                0.96             42
9/30/98                          51,151        1.27            1.28              0.99                0.98             33
9/30/97                          47,131        1.26            1.33              1.44                1.37             37
---------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $  30,800        1.98% 2         2.01% 2          (0.44)% 2           (0.46)% 2         59%
9/30/01                          29,178        2.01            2.02             (0.23)              (0.24)           114
9/30/00                          31,208        2.00            2.00             (0.11)              (0.11)           121
9/30/99                          33,206        2.00            2.00              0.15                0.15             42
9/30/98                          29,450        2.06            2.07              0.20                0.19             33
9/30/97                          19,773        2.00            2.07              0.64                0.57             37
---------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $  10,175        1.98% 2         2.01% 2          (0.44)% 2           (0.46)% 2         59%
9/30/01                           9,738        2.01            2.02             (0.24)              (0.25)           114
9/30/00                           7,608        2.00            2.00             (0.13)              (0.13)           121
9/30/99                           4,172        2.00            2.00              0.15                0.15             42
9/30/98                           3,146        2.04            2.05              0.22                0.21             33
9/30/97                           1,428        2.01            2.08              0.61                0.54             37

------------------------
LARGE CAP GROWTH EQUITY
------------------------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11   $  383,306        0.81% 2         0.85% 2          (0.04)% 2           (0.07)% 2         76%
9/30/01                         557,928        0.82            0.83             (0.11)              (0.12)           164
9/30/00                       1,263,796        0.80            0.80             (0.24)              (0.24)           121
9/30/99                       1,115,368        0.81            0.81             (0.01)              (0.01)            60
9/30/98                         922,896        0.86            0.86              0.18                0.18             54
9/30/97                         482,851        0.79            0.86              0.54                0.47             81
---------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11   $  165,125        1.10% 2         1.14% 2          (0.33)% 2           (0.36)% 2         76%
9/30/01                         158,367        1.12            1.13             (0.41)              (0.42)           164
9/30/00                         288,904        1.10            1.10             (0.54)              (0.54)           121
9/30/99                         248,901        1.11            1.11             (0.31)              (0.31)            60
9/30/98                         187,738        1.16            1.16             (0.13)              (0.13)            54
9/30/97                         262,409        1.10            1.17              0.24                0.17             81
---------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $  64,130        1.28% 2         1.31% 2          (0.49)% 2           (0.52)% 2         76%
9/30/01                          35,609        1.29            1.30             (0.59)              (0.60)           164
9/30/00                          87,375        1.25            1.25             (0.70)              (0.70)           121
9/30/99                          61,211        1.22            1.22             (0.42)              (0.42)            60
9/30/98                          33,340        1.33            1.33             (0.30)              (0.30)            54
9/30/97                          25,575        1.27            1.34              0.07                0.02             81






See accompanying notes to financial statements.

--------
72 - 73
--------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 For a Share Outstanding Throughout each Period


                                NET                      NET GAIN                                                NET
                               ASSET                    (LOSS) ON   DISTRIBUTIONS                DISTRIBUTIONS  ASSET
                               VALUE       NET         INVESTMENTS    FROM NET    DISTRIBUTIONS    FROM NET     VALUE
                             BEGINNING  INVESTMENT   (BOTH REALIZED  INVESTMENT       FROM         REALIZED     END OF      TOTAL
                             OF PERIOD INCOME (LOSS) AND UNREALIZED)   INCOME        CAPITAL         GAINS      PERIOD     RETURN
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR B CLASS
10/1/01 through 3/31/02 11    $ 8.39      $(0.06)        $  0.89         $   --      $   --         $   --       $ 9.22      9.89% 4
9/30/01                        22.34       (0.19)         (10.98)            --          --          (2.78)        8.39    (56.08) 4
9/30/00                        21.68       (0.28)           4.56             --          --          (3.62)       22.34     21.37 4
9/30/99                        17.68       (0.20)           5.83             --          --          (1.63)       21.68     33.83 4
9/30/98                        18.69       (0.15)           1.78             --          --          (2.64)       17.68     10.33 4
9/30/97                        14.86       (0.07)           4.64             --          --          (0.74)       18.69     32.18 4
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $ 8.37      $(0.06)        $  0.90         $   --      $   --         $   --       $ 9.21     10.04% 4
9/30/01                        22.31       (0.19)         (10.97)            --          --          (2.78)        8.37    (56.11) 4
9/30/00                        21.68       (0.25)           4.50             --          --          (3.62)       22.31     21.21 4
9/30/99                        17.68       (0.18)           5.81             --          --          (1.63)       21.68     33.83 4
9/30/98                        18.69       (0.15)           1.78             --          --          (2.64)       17.68     10.33 4
1/24/97 1 through 9/30/97      15.23       (0.03)           3.49             --          --             --        18.69     22.78 4
------------------------------------------------------------------------------------------------------------------------------------
--------------------
MID-CAP VALUE EQUITY
--------------------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $11.34      $ 0.01         $  2.24         $(0.02)     $   --         $   --       $13.57     19.86%
9/30/01                        12.66        0.08           (1.12)         (0.07)         --          (0.21)       11.34     (8.29)
9/30/00                        11.35        0.08            1.56          (0.08)         --          (0.25)       12.66     14.35
9/30/99                        10.63        0.11            0.72          (0.11)         --             --        11.35      7.68
9/30/98                        12.80        0.10           (1.81)         (0.10)         --          (0.36)       10.63    (13.68)
12/27/96 1 through 9/30/97     10.00        0.10            2.80          (0.10)         --             --        12.80     29.11
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $11.32      $(0.02)        $  2.24         $   --      $   --         $   --       $13.54     19.61%
9/30/01                        12.66        0.03           (1.11)         (0.05)         --          (0.21)       11.32     (8.60)
9/30/00                        11.34        0.06            1.54          (0.03)         --          (0.25)       12.66     14.45
9/30/99                        10.62        0.07            0.73          (0.08)         --             --        11.34      7.29
9/30/98                        12.79        0.08           (1.82)         (0.07)         --          (0.36)       10.62    (13.94)
12/27/96 1 through 9/30/97     10.00        0.07            2.80          (0.08)         --             --        12.79     28.81
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $11.31      $(0.03)        $  2.24         $   --      $   --         $   --       $13.52     19.54% 3
9/30/01                        12.64        0.03           (1.12)         (0.03)         --          (0.21)       11.31     (8.73) 3
9/30/00                        11.33        0.02            1.56          (0.02)         --          (0.25)       12.64     14.17 3
9/30/99                        10.61        0.05            0.72          (0.05)         --             --        11.33      7.14 3
9/30/98                        12.77        0.05           (1.81)         (0.04)         --          (0.36)       10.61    (14.06) 3
12/27/96 1 through 9/30/97     10.00        0.07            2.78          (0.08)         --             --        12.77     28.51 3
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $11.10      $(0.07)        $  2.20         $   --      $   --         $   --       $13.23     19.19% 4
9/30/01                        12.49       (0.06)          (1.11)         (0.01)         --          (0.21)       11.10     (9.45) 4
9/30/00                        11.26       (0.07)           1.55             --          --          (0.25)       12.49     13.35 4
9/30/99                        10.58       (0.04)           0.72             --          --             --        11.26      6.33 4
9/30/98                        12.78       (0.03)          (1.81)            --          --          (0.36)       10.58    (14.66) 4
12/27/96 1 through 9/30/97     10.00        0.03            2.79          (0.04)         --             --        12.78     28.23 4
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $11.10      $(0.07)        $  2.20         $   --      $   --         $   --       $13.23     19.19% 4
9/30/01                        12.49       (0.06)          (1.11)         (0.01)         --          (0.21)       11.10     (9.45) 4
9/30/00                        11.26       (0.06)           1.54             --          --          (0.25)       12.49     13.35 4
9/30/99                        10.58       (0.03)           0.71             --          --             --        11.26      6.33 4
9/30/98                        12.78       (0.02)          (1.82)            --          --          (0.36)       10.58    (14.66) 4
12/27/96 1 through 9/30/97     10.00        0.02            2.80          (0.04)         --             --        12.78     28.23 4
------------------------------------------------------------------------------------------------------------------------------------
---------------------
MID-CAP GROWTH EQUITY
---------------------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $ 7.49      $(0.04)        $  1.29         $   --      $   --         $   --       $ 8.74     16.69%
9/30/01                        26.58        0.01          (11.62)            --          --          (7.48)        7.49    (56.71)
9/30/00                        19.12       (0.08)          14.16             --          --          (6.62)       26.58     91.06
9/30/99                        11.12       (0.07)           8.07             --          --             --        19.12     71.94
9/30/98                        12.20       (0.02)          (0.96)            --       (0.01)         (0.09)       11.12     (8.05)
12/27/96 1 through 9/30/97     10.00       (0.01)           2.21             --          --             --        12.20     22.00




                                                                                                  RATIO OF NET
                                   NET                    RATIO OF EXPENSES                     INVESTMENT INCOME
                                 ASSETS       RATIO OF       TO AVERAGE        RATIO OF NET        TO AVERAGE
                                 END OF      EXPENSES TO     NET ASSETS      INVESTMENT INCOME     NET ASSETS       PORTFOLIO
                                 PERIOD     AVERAGE NET      (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                                  (000)        ASSETS         WAIVERS)            ASSETS            WAIVERS)          RATE
----------------------------------------------------------------------------------------------------------------------------

INVESTOR B CLASS
10/1/01 through 3/31/02 11     $  25,715        2.01% 2         2.05% 2          (1.23)% 2           (1.27)% 2         76%
9/30/01                           25,986        2.04            2.05             (1.33)              (1.34)           164
9/30/00                           65,977        2.01            2.01             (1.46)              (1.46)           121
9/30/99                           37,032        2.03            2.03             (1.23)              (1.23)            60
9/30/98                           14,713        2.07            2.07             (1.03)              (1.03)            54
9/30/97                            7,919        2.01            2.08             (0.66)              (0.73)            81
----------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11     $   4,791        2.01% 2         2.05% 2          (1.23)% 2           (1.27)% 2         76%
9/30/01                            4,711        2.04            2.05             (1.33)              (1.34)           164
9/30/00                           11,799        2.01            2.01             (1.47)              (1.47)           121
9/30/99                            4,181        2.03            2.03             (1.23)              (1.23)            60
9/30/98                            1,037        2.06            2.06             (1.01)              (1.01)            54
1/24/97 1 through 9/30/97            207        2.02 2          2.09 2           (0.66) 2            (0.73) 2          81
----------------------------------------------------------------------------------------------------------------------------
--------------------
MID-CAP VALUE EQUITY
--------------------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11     $ 152,187        1.11% 2         1.11% 2           0.14% 2             0.14% 2         160%
9/30/01                          208,432        1.13            1.13              0.67                0.67            243
9/30/00                          216,660        1.13            1.13              0.66                0.66            205
9/30/99                          233,891        1.12            1.12              0.88                0.88             88
9/30/98                          205,634        1.14            1.20              0.89                0.83             71
12/27/96 1 through 9/30/97       106,886        1.15 2          1.19 2            1.33 2              1.29 2           36
----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11     $  33,091        1.40% 2         1.41% 2          (0.23)% 2           (0.24)% 2        160%
9/30/01                           26,046        1.44            1.44              0.36                0.36            243
9/30/00                           18,373        1.42            1.42              0.34                0.34            205
9/30/99                           40,852        1.42            1.42              0.58                0.58             88
9/30/98                           28,879        1.44            1.50              0.60                0.54             71
12/27/96 1 through 9/30/97        22,757        1.44 2          1.48 2            0.98 2              0.94 2           36
----------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11     $   5,992        1.58% 2         1.58% 2          (0.40)% 2           (0.40)% 2        160%
9/30/01                            4,566        1.61            1.61              0.20                0.20            243
9/30/00                            3,805        1.60            1.60              0.19                0.19            205
9/30/99                            4,328        1.59            1.60              0.41                0.41             88
9/30/98                            3,983        1.61            1.67              0.41                0.35             71
12/27/96 1 through 9/30/97         2,315        1.61 2          1.64 2            0.77 2              0.73 2           36
----------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11     $   9,799        2.31% 2         2.31% 2          (1.14)% 2           (1.14)% 2        160%
9/30/01                            7,900        2.36            2.36             (0.55)              (0.55)           243
9/30/00                            4,871        2.34            2.34             (0.55)              (0.55)           205
9/30/99                            5,147        2.34            2.34             (0.34)              (0.34)            88
9/30/98                            6,375        2.35            2.41             (0.33)              (0.39)            71
12/27/96 1 through 9/30/97         2,911        2.32 2          2.36 2            0.04 2              0.00 2           36
----------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11     $   3,212        2.31% 2         2.31% 2          (1.13)% 2           (1.13)% 2        160%
9/30/01                            2,697        2.36            2.36             (0.56)              (0.56)           243
9/30/00                              946        2.34            2.34             (0.58)              (0.58)           205
9/30/99                              420        2.34            2.34             (0.34)              (0.34)            88
9/30/98                              259        2.33            2.39             (0.28)              (0.34)            71
12/27/96 1 through 9/30/97            21        2.33 2          2.37 2            0.13 2              0.09 2           36
----------------------------------------------------------------------------------------------------------------------------
---------------------
MID-CAP GROWTH EQUITY
---------------------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11     $ 233,362        1.11% 2         1.11% 2          (0.74)% 2           (0.74)% 2        182%
9/30/01                          301,779        1.13            1.13              0.06                0.06            584
9/30/00                          666,420        1.10            1.10             (0.37)              (0.37)           425
9/30/99                          361,901        1.11            1.12             (0.48)              (0.49)           318
9/30/98                          220,903        1.14            1.20             (0.37)              (0.43)           204
12/27/96 1 through 9/30/97       107,709        1.13 2          1.17 2           (0.16) 2            (0.20) 2          64

See accompanying notes to financial statements.

--------
74 - 75
--------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 For a Share Outstanding Throughout each Period



                               NET                     NET GAIN                                                   NET
                              ASSET                   (LOSS) ON     DISTRIBUTIONS               DISTRIBUTIONS    ASSET
                              VALUE       NET        INVESTMENTS      FROM NET     DISTRIBUTIONS   FROM NET      VALUE
                            BEGINNING  INVESTMENT   (BOTH REALIZED   INVESTMENT        FROM        REALIZED      END OF     TOTAL
                            OF PERIOD INCOME (LOSS) AND UNREALIZED)  INCOME 13        CAPITAL       GAINS        PERIOD    RETURN
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $ 7.31    $(0.04)        $  1.24        $     --        $    --       $   --       $ 8.51     16.42%
9/30/01                        26.19     (0.03)         (11.37)             --             --        (7.48)        7.31    (56.78)
9/30/00                        18.96     (0.19)          14.04              --             --        (6.62)       26.19     91.13
9/30/99                        11.06     (0.13)           8.03              --             --           --        18.96     71.43
9/30/98                        12.17     (0.09)          (0.92)             --          (0.01)       (0.09)       11.06     (8.32)
12/27/96 1 through 9/30/97     10.00     (0.03)           2.20              --             --           --        12.17     21.70
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $ 7.17    $(0.05)        $  1.23        $     --        $    --       $   --       $ 8.35     16.46% 3
9/30/01                        25.92     (0.04)         (11.23)             --             --        (7.48)        7.17    (56.91) 3
9/30/00                        18.85     (0.13)          13.82              --             --        (6.62)       25.92     90.62 3
9/30/99                        11.02     (0.11)           7.94              --             --           --        18.85     71.05 3
9/30/98                        12.14     (0.07)          (0.95)             --          (0.01)       (0.09)       11.02     (8.42) 3
12/27/96 1 through 9/30/97     10.00     (0.03)           2.17              --             --           --        12.14     21.40 3
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $ 6.77    $(0.08)        $  1.16        $     --        $    --       $   --       $ 7.85     15.95% 4
9/30/01                        25.12     (0.12)         (10.75)             --             --        (7.48)        6.77    (57.24) 4
9/30/00                        18.52     (0.22)          13.44              --             --        (6.62)       25.12     89.38 4
9/30/99                        10.90     (0.18)           7.80              --             --           --        18.52     69.91 4
9/30/98                        12.11     (0.14)          (0.97)             --          (0.01)       (0.09)       10.90     (9.19) 4
12/27/96 1 through 9/30/97     10.00     (0.05)           2.16              --             --           --        12.11     21.10 4
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $ 6.77    $(0.08)        $  1.16        $     --        $    --       $   --       $ 7.85     15.95% 4
9/30/01                        25.10     (0.13)         (10.72)             --             --        (7.48)        6.77    (57.19) 4
9/30/00                        18.52     (0.21)          13.41              --             --        (6.62)       25.10     89.23 4
9/30/99                        10.90     (0.10)           7.72              --             --           --        18.52     69.91 4
9/30/98                        12.11     (0.14)          (0.97)             --          (0.01)       (0.09)       10.90     (9.19) 4
12/27/96 1 through 9/30/97     10.00     (0.07)           2.18              --             --           --        12.11     21.10 4
------------------------------------------------------------------------------------------------------------------------------------
----------------------
SMALL CAP VALUE EQUITY
----------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $16.18    $ 0.02         $  3.06        $  (0.02)       $    --       $(2.33)      $16.91     21.11%
9/30/01                        17.12      0.16           (0.11)          (0.15)            --        (0.84)       16.18      0.47
9/30/00                        14.73      0.08            2.44           (0.13)            --           --        17.12     17.15
9/30/99                        14.89      0.12            0.67           (0.28)            --        (0.67)       14.73      5.22
9/30/98                        20.20      0.13           (3.19)          (0.13)            --        (2.12)       14.89    (17.03)
9/30/97                        15.98      0.17            6.39           (0.17)            --        (2.17)       20.20     47.36
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $16.18    $   --         $  3.05        $     --        $    --       $(2.33)      $16.90     20.90%
9/30/01                        17.10      0.10           (0.08)          (0.10)            --        (0.84)       16.18      0.28
9/30/00                        14.71        --            2.47           (0.08)            --           --        17.10     16.80
9/30/99                        14.88      0.07            0.68           (0.25)            --        (0.67)       14.71      4.88
9/30/98                        20.20      0.09           (3.21)          (0.08)            --        (2.12)       14.88    (17.33)
9/30/97                        15.98      0.13            6.39           (0.13)            --        (2.17)       20.20     46.95
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $16.18    $(0.04)        $  3.08        $     --        $    --       $(2.33)      $16.89     20.83% 3
9/30/01                        17.10      0.06           (0.07)          (0.07)            --        (0.84)       16.18      0.09 3
9/30/00                        14.71     (0.02)           2.46           (0.05)            --           --        17.10     16.60 3
9/30/99                        14.88      0.03            0.69           (0.22)            --        (0.67)       14.71      4.71 3
9/30/98                        20.20      0.06           (3.20)          (0.06)            --        (2.12)       14.88    (17.43) 3
9/30/97                        15.97      0.10            6.40           (0.10)            --        (2.17)       20.20     46.85 3
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $15.58    $(0.09)        $  2.94        $     --        $    --       $(2.33)      $16.10     20.38% 4
9/30/01                        16.56     (0.06)          (0.07)          (0.01)            --        (0.84)       15.58     (0.66) 4
9/30/00                        14.31     (0.23)           2.48              --             --           --        16.56     15.72 4
9/30/99                        14.53     (0.06)           0.66           (0.15)            --        (0.67)       14.31      3.93 4
9/30/98                        19.86     (0.02)          (3.19)             --             --        (2.12)       14.53    (18.08) 4
9/30/97                        15.80      0.08            6.19           (0.04)            --        (2.17)       19.86     45.67 4




                                                                                                 RATIO OF NET
                                NET                     RATIO OF EXPENSES                     INVESTMENT INCOME
                               ASSETS        RATIO OF       TO AVERAGE        RATIO OF NET        TO AVERAGE
                                END OF       EXPENSES TO     NET ASSETS      INVESTMENT INCOME     NET ASSETS      PORTFOLIO
                               PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                                (000)         ASSETS         WAIVERS)            ASSETS            WAIVERS)          RATE
----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $  55,574        1.40% 2         1.40% 2          (1.04)% 2           (1.04)% 2        182%
9/30/01                          37,691        1.44            1.44             (0.28)              (0.28)           584
9/30/00                          51,912        1.40            1.40             (0.69)              (0.69)           425
9/30/99                          46,639        1.41            1.42             (0.78)              (0.79)           318
9/30/98                          28,601        1.44            1.50             (0.68)              (0.74)           204
12/27/96 1 through 9/30/97       22,984        1.44 2          1.48 2           (0.54) 2            (0.58) 2          64
----------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $  45,603        1.58% 2         1.58% 2          (1.21)% 2           (1.21)% 2        182%
9/30/01                          38,225        1.60            1.60             (0.38)              (0.38)           584
9/30/00                          83,152        1.57            1.57             (0.80)              (0.80)           425
9/30/99                          12,795        1.58            1.59             (0.95)              (0.96)           318
9/30/98                           4,090        1.61            1.67             (0.85)              (0.91)           204
12/27/96 1 through 9/30/97        2,650        1.59 2          1.63 2           (0.73) 2            (0.77) 2          64
----------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $  57,702        2.31% 2         2.31% 2          (1.95)% 2           (1.95)% 2        182%
9/30/01                          51,186        2.35            2.35             (1.12)              (1.12)           584
9/30/00                         122,726        2.31            2.31             (1.53)              (1.53)           425
9/30/99                          12,698        2.33            2.34             (1.70)              (1.71)           318
9/30/98                           4,088        2.35            2.41             (1.60)              (1.66)           204
12/27/96 1 through 9/30/97        2,691        2.32 2          2.36 2           (1.50) 2            (1.54) 2          64
----------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $  21,884        2.31% 2         2.31% 2          (1.95)% 2           (1.95)% 2        182%
9/30/01                          21,144        2.35            2.35             (1.10)              (1.10)           584
9/30/00                          61,542        2.30            2.30             (1.51)              (1.51)           425
9/30/99                           1,770        2.33            2.34             (1.70)              (1.71)           318
9/30/98                             230        2.34            2.40             (1.56)              (1.62)           204
12/27/96 1 through 9/30/97           85        2.35 2          2.39 2           (1.49) 2            (1.53) 2          64
----------------------------------------------------------------------------------------------------------------------------
----------------------
SMALL CAP VALUE EQUITY
----------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $ 268,792        0.86% 2         0.86% 2           0.13% 2             0.13% 2         133%
9/30/01                         367,167        0.87            0.87              0.87                0.87            184
9/30/00                         470,830        0.86            0.86              0.79                0.79            168
9/30/99                         519,388        0.86            0.86              0.88                0.88             48
9/30/98                         527,374        0.87            0.88              0.79                0.78             45
9/30/97                         309,899        0.87            0.88              1.09                1.08             66
----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $  21,136        1.16% 2         1.16% 2          (0.10)% 2           (0.10)% 2        133%
9/30/01                          47,095        1.17            1.17              0.56                0.56            184
9/30/00                          50,980        1.16            1.16              0.49                0.49            168
9/30/99                          66,728        1.16            1.16              0.58                0.58             48
9/30/98                          77,893        1.17            1.18              0.44                0.43             45
9/30/97                         122,431        1.17            1.18              0.79                0.78             66
----------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $  66,032        1.32% 2         1.32% 2          (0.55)% 2           (0.56)% 2        133%
9/30/01                          28,195        1.34            1.34              0.38                0.38            184
9/30/00                          25,719        1.32            1.32              0.31                0.31            168
9/30/99                          31,843        1.30            1.30              0.44                0.44             48
9/30/98                          34,286        1.32            1.33              0.32                0.31             45
9/30/97                          34,031        1.34            1.35              0.63                0.62             66
----------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $  19,667        2.06% 2         2.06% 2          (1.20)% 2           (1.20)% 2        133%
9/30/01                          16,599        2.09            2.09             (0.37)              (0.37)           184
9/30/00                          11,831        2.08            2.08             (0.43)              (0.43)           168
9/30/99                          19,000        2.08            2.08             (0.34)              (0.34)            48
9/30/98                          20,717        2.08            2.09             (0.43)              (0.44)            45
9/30/97                          11,001        2.07            2.08             (0.15)              (0.16)            66



See accompanying notes to financial statements.

---------
76 - 77
---------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 For a Share Outstanding Throughout each Period


                               NET                     NET GAIN                                                   NET
                              ASSET                   (LOSS) ON    DISTRIBUTIONS                  DISTRIBUTIONS  ASSET
                              VALUE       NET        INVESTMENTS     FROM NET      DISTRIBUTIONS    FROM NET     VALUE
                            BEGINNING  INVESTMENT   (BOTH REALIZED  INVESTMENT         FROM          REALIZED    END OF    TOTAL
                            OF PERIOD INCOME (LOSS) AND UNREALIZED) INCOME 13         CAPITAL          GAINS     PERIOD   RETURN
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $15.59     $(0.09)       $  2.93        $   --          $   --         $(2.33)     $16.10    20.29% 4
9/30/01                        16.57      (0.05)         (0.08)        (0.01)             --          (0.84)      15.59    (0.65) 4
9/30/00                        14.31      (0.28)          2.54            --              --             --       16.57    15.79 4
9/30/99                        14.53      (0.01)          0.61         (0.15)             --          (0.67)      14.31     3.93 4
9/30/98                        19.86      (0.04)         (3.17)           --              --          (2.12)      14.53   (18.08) 4
10/1/96 1 through 9/30/97      15.76       0.02           6.29         (0.04)             --          (2.17)      19.86    46.04 4

-----------------------
SMALL CAP GROWTH EQUITY
-----------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $11.74     $(0.06)       $  0.77        $   --          $   --         $   --      $12.45     6.05%
9/30/01                        35.76       0.09         (15.38)        (0.12)          (0.10)         (8.51)      11.74   (53.73)
9/30/00                        25.38       0.07          14.45            --              --          (4.14)      35.76    63.03
9/30/99                        17.50      (0.06)          7.94            --              --             --       25.38    44.95
9/30/98                        23.62         --          (4.98)           --           (0.02)         (1.12)      17.50   (21.93)
9/30/97                        21.94       0.02           3.18         (0.03)             --          (1.49)      23.62    15.89
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $11.36     $(0.06)       $  0.72        $   --          $   --         $   --      $12.02     5.81%
9/30/01                        34.91       0.03         (14.89)        (0.08)          (0.10)         (8.51)      11.36   (53.76)
9/30/00                        24.93      (0.03)         14.15            --              --          (4.14)      34.91    62.51
9/30/99                        17.24      (0.13)          7.82            --              --             --       24.93    44.52
9/30/98                        23.43      (0.14)         (4.91)           --           (0.02)         (1.12)      17.24   (22.40)
9/30/97                        21.80      (0.03)          3.15            --              --          (1.49)      23.43    15.54
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $11.12     $(0.06)        $ 0.70        $   --          $   --         $   --      $11.76     5.76% 3
9/30/01                        34.47      (0.01)        (14.65)        (0.08)          (0.10)         (8.51)      11.12   (53.90) 3
9/30/00                        24.73      (0.06)         13.94            --              --          (4.14)      34.47    61.96 3
9/30/99                        17.12      (0.13)          7.74            --              --             --       24.73    44.37 3
9/30/98                        23.25      (0.11)         (4.88)           --           (0.02)         (1.12)      17.12   (22.31) 3
9/30/97                        21.69      (0.04)          3.09            --              --          (1.49)      23.25    15.28 3
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $10.39     $(0.11)       $  0.66        $   --          $   --         $   --      $10.94     5.29% 4
9/30/01                        33.05      (0.12)        (13.85)        (0.08)          (0.10)         (8.51)      10.39   (54.22) 4
9/30/00                        23.97      (0.26)         13.48            --              --          (4.14)      33.05    61.07 4
9/30/99                        16.73      (0.33)          7.57            --              --             --       23.97    43.28 4
9/30/98                        22.89      (0.22)         (4.80)           --           (0.02)         (1.12)      16.73   (22.89) 4
9/30/97                        21.53      (0.07)          2.92            --              --          (1.49)      22.89    14.47 4
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $10.39     $(0.11)       $  0.67        $   --          $   --         $   --      $10.95     5.39% 4
9/30/01                        33.05      (0.12)        (13.85)        (0.08)          (0.10)         (8.51)      10.39   (54.21) 4
9/30/00                        23.97      (0.22)         13.44            --              --          (4.14)      33.05    61.07 4
9/30/99                        16.73      (0.35)          7.59            --              --             --       23.97    43.28 4
9/30/98                        22.89      (0.26)         (4.76)           --           (0.02)         (1.12)      16.73   (22.89) 4
9/30/97                        21.53      (0.11)          2.96            --              --          (1.49)      22.89    14.47 4
------------------------------------------------------------------------------------------------------------------------------------
--------------------------
MICRO-CAP EQUITY PORTFOLIO
--------------------------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $17.76     $(0.22)       $  2.51        $(0.41)         $   --         $   --      $19.64    12.73%
9/30/01                        45.41       0.04         (17.61)           --              --         (10.08)      17.76   (46.34)
9/30/00                        24.73       0.03          23.95            --              --          (3.30)      45.41   103.63
9/30/99                         9.38      (0.06)         15.41            --              --             --       24.73   163.37
5/1/98 1 through 9/30/98       10.00      (0.01)         (0.61)           --              --             --        9.38    (6.10)
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $17.51     $(0.23)       $  2.45        $(0.33)         $   --         $   --      $19.40    12.58%
9/30/01                        45.08      (0.05)        (17.44)           --              --         (10.08)      17.51   (46.55)
9/30/00                        24.64      (0.07)         23.81            --              --          (3.30)      45.08   102.98
9/30/99                         9.38      (0.07)         15.33            --              --             --       24.64   162.41
5/1/98 1 through 9/30/98       10.00      (0.02)         (0.60)           --              --             --        9.38    (6.10)



                                                                                                 RATIO OF NET
                                NET                     RATIO OF EXPENSES                     INVESTMENT INCOME
                               ASSETS        RATIO OF       TO AVERAGE        RATIO OF NET        TO AVERAGE
                                END OF       EXPENSES TO     NET ASSETS      INVESTMENT INCOME     NET ASSETS      PORTFOLIO
                               PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                                (000)         ASSETS         WAIVERS)            ASSETS            WAIVERS)          RATE
---------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11   $    8,839        2.06% 2         2.06% 2          (1.20)% 2           (1.20)% 2        133%
9/30/01                           7,051        2.09            2.09             (0.37)              (0.37)           184
9/30/00                           4,666        2.08            2.08             (0.43)              (0.43)           168
9/30/99                           9,162        2.08            2.08             (0.34)              (0.34)            48
9/30/98                           5,491        2.08            2.09             (0.42)              (0.43)            45
10/1/96 1 through 9/30/97         2,109        2.04 2          2.05 2           (0.18) 2            (0.19) 2          66

-----------------------
SMALL CAP GROWTH EQUITY
-----------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11   $  517,293        0.84% 2         0.85% 2          (0.66)% 2           (0.67)% 2        130%
9/30/01                         843,359        0.82            0.82              0.52                0.52            363
9/30/00                       2,196,700        0.78            0.78              0.20                0.20            218
9/30/99                       1,426,124        0.82            0.82             (0.25)              (0.25)           176
9/30/98                       1,022,404        0.87            0.87             (0.13)              (0.13)           159
9/30/97                         495,904        0.87            0.87              0.01                0.01             82
---------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11   $   72,766        1.14% 2         1.14% 2          (0.97)% 2           (0.97)% 2        130%
9/30/01                         141,001        1.11            1.11              0.20                0.20            363
9/30/00                         315,647        1.08            1.08             (0.09)              (0.09)           218
9/30/99                         170,900        1.12            1.12             (0.55)              (0.55)           176
9/30/98                         141,470        1.17            1.17             (0.46)              (0.46)           159
9/30/97                         225,089        1.17            1.17             (0.29)              (0.29)            82
---------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11   $  161,853        1.31% 2         1.31% 2          (1.13)% 2           (1.13)% 2        130%
9/30/01                          85,211        1.29            1.29              0.02                0.02            363
9/30/00                         175,112        1.23            1.23             (0.21)              (0.21)           218
9/30/99                          79,478        1.23            1.23             (0.66)              (0.66)           176
9/30/98                          48,190        1.32            1.32             (0.61)              (0.61)           159
9/30/97                          57,323        1.34            1.34             (0.46)              (0.46)            82
---------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11   $   36,505        2.05% 2         2.05% 2          (1.87)% 2           (1.87)% 2        130%
9/30/01                          37,351        2.03            2.03             (0.69)              (0.69)           363
9/30/00                          95,922        1.98            1.98             (0.96)              (0.96)           218
9/30/99                          44,109        2.00            2.00             (1.43)              (1.43)           176
9/30/98                          38,485        2.07            2.07             (1.36)              (1.36)           159
9/30/97                          40,270        2.07            2.07             (1.23)              (1.23)            82
---------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11   $   16,238        2.05% 2         2.05% 2          (1.87)% 2           (1.87)% 2        130%
9/30/01                          18,170        2.03            2.03             (0.67)              (0.67)           363
9/30/00                          49,276        1.99            1.99             (0.92)              (0.92)           218
9/30/99                          13,541        2.05            2.05             (1.48)              (1.48)           176
9/30/98                          11,931        2.09            2.09             (1.38)              (1.38)           159
9/30/97                          14,106        2.07            2.07             (1.25)              (1.25)            82
---------------------------------------------------------------------------------------------------------------------------
--------------------------
MICRO-CAP EQUITY PORTFOLIO
--------------------------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11   $   30,662        1.43% 2          1.45% 2          (1.29)% 2           (1.31)% 2        185%
9/30/01                          35,869        1.45            1.47              0.15                0.14            402
9/30/00                         106,727        1.44            1.44              0.09                0.09            445
9/30/99                          28,106        1.43            1.65             (0.72)              (0.94)           346
5/1/98 1 through 9/30/98          1,302        1.40 2          2.73 2           (0.33) 2            (1.66) 2         119
---------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11   $      923        1.72% 2         1.75% 2          (1.58)% 2           (1.60)% 2        185%
9/30/01                           1,059        1.75            1.77             (0.19)              (0.21)           402
9/30/00                           2,824        1.75            1.75             (0.20)              (0.20)           445
9/30/99                             690        1.73            1.92             (1.00)              (1.19)           346
5/1/98 1 through 9/30/98             69        1.68 2          3.01 2           (0.61) 2            (1.94) 2         119



See accompanying notes to financial statements.

--------
78 - 79
--------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 For a Share Outstanding Throughout each Period



                               NET                     NET GAIN                                    NET                       NET
                              ASSET                   (LOSS) ON   DISTRIBUTIONS DISTRIBUTIONS     ASSET                     ASSETS
                              VALUE       NET        INVESTMENTS     FROM NET     FROM NET        VALUE                     END OF
                            BEGINNING  INVESTMENT   (BOTH REALIZED  INVESTMENT     REALIZED       END OF       TOTAL        PERIOD
                            OF PERIOD INCOME (LOSS) AND UNREALIZED)   INCOME         GAINS        PERIOD      RETURN        (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $17.41      $(0.19)        $  2.38      $(0.29)      $    --        $19.31      12.47% 3    $  51,417
9/30/01                        44.93       (0.09)         (17.35)         --        (10.08)        17.41     (46.61) 3       51,232
9/30/00                        24.60       (0.17)          23.80          --         (3.30)        44.93     102.68 3       151,588
9/30/99                         9.38       (0.11)          15.33          --            --         24.60     162.26 3        45,429
5/1/98 1 through 9/30/98       10.00       (0.02)          (0.60)         --             --         9.38      (6.20) 3        6,100
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $16.86      $(0.25)        $  2.30      $(0.13)      $    --        $18.78      12.11% 4    $  81,854
9/30/01                        44.15       (0.28)         (16.93)         --        (10.08)        16.86     (47.01) 4       79,401
9/30/00                        24.38       (0.45)          23.52          --         (3.30)        44.15     101.17 4       213,237
9/30/99                         9.36       (0.18)          15.20          --            --         24.38     160.19 4        53,476
5/1/98 1 through 9/30/98       10.00       (0.04)          (0.60)         --            --          9.36      (6.30) 4        8,560
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $16.85      $(0.26)        $  2.30      $(0.13)      $    --        $18.76      12.06% 4    $  41,316
9/30/01                        44.14       (0.29)         (16.92)         --        (10.08)        16.85     (47.02) 4       42,007
9/30/00                        24.38       (0.44)          23.50          --         (3.30)        44.14     101.12 4       133,540
9/30/99                         9.36       (0.16)          15.18          --            --         24.38     160.19 4        19,993
5/1/98 1 through 9/30/98       10.00       (0.04)          (0.60)         --            --          9.36      (6.30) 4        1,809

---------------------------
GLOBAL SCIENCE & TECHNOLOGY
---------------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $ 4.41      $(0.03)        $  1.30      $   --       $    --        $ 5.68      28.80%      $   5,935
9/30/01                        12.49        0.01           (8.09)         --            --          4.41     (64.69)          7,189
5/15/00 1 through 9/30/00      10.00       (0.01)           2.50          --            --         12.49      24.90          21,383
-----------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $ 4.39      $(0.03)        $  1.29      $   --       $    --        $ 5.65      28.70%      $      45
9/30/01                        12.47       --              (8.08)         --            --          4.39     (64.80)             19
5/15/00 1 through 9/30/00      10.00       (0.01)           2.48          --            --         12.47      24.70              17
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $ 4.38      $(0.04)        $  1.29      $   --       $    --        $ 5.63      28.54% 3    $  17,064
9/30/01                        12.47       (0.03)          (8.06)         --            --          4.38     (64.88) 3       14,551
5/15/00 1 through 9/30/00      10.00       (0.02)           2.49          --            --         12.47      24.70 3        41,474
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $ 4.33      $(0.06)        $  1.28      $   --       $    --        $ 5.55      28.18% 4    $  26,795
9/30/01                        12.44       (0.09)          (8.02)         --            --          4.33     (65.19) 4       22,062
5/15/00 1 through 9/30/00      10.00       (0.03)           2.47          --            --         12.44      24.40 4        60,094
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $ 4.33      $(0.06)        $  1.28      $   --       $    --        $ 5.55      28.18% 4    $   6,202
9/30/01                        12.44       (0.10)          (8.01)         --            --          4.33     (65.19) 4        5,708
5/15/00 1 through 9/30/00      10.00       (0.03)           2.47          --            --         12.44      24.40 4        13,057

---------------
EUROPEAN EQUITY
---------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $ 7.21      $ 0.15         $  0.24      $(0.17)      $    --        $ 7.43       5.44%      $   6,309
9/30/01                         9.51        0.04           (2.31)      (0.01)        (0.02)         7.21     (24.00)          5,687
6/23/00 1 through 9/30/00      10.00          --           (0.49)         --            --          9.51      (4.90)          4,848
-----------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $ 7.22      $ 0.14         $  0.22      $(0.16)      $    --        $ 7.42       4.87%      $     853
9/30/01                         9.50        0.02           (2.30)         --            --          7.22     (24.00)             64
6/23/00 1 through 9/30/00      10.00       (0.06)          (0.44)         --            --          9.50      (5.00)             --
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $ 7.20      $ 0.14         $  0.22      $(0.12)      $    --        $ 7.44       5.08% 3,12 $     775
9/30/01                         9.50       (0.02)          (2.28)         --            --          7.20     (24.21) 3          959
6/23/00 1 through 9/30/00      10.00          --           (0.50)         --            --          9.50      (5.00) 3          472
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $ 7.12      $ 0.12         $  0.22      $(0.07)      $    --        $ 7.39       4.75% 4,12 $   2,052
9/30/01                         9.48       (0.07)          (2.29)         --            --          7.12     (24.89) 4        2,060
6/23/00 1 through 9/30/00      10.00       (0.01)          (0.51)         --            --          9.48      (5.20) 4          381





                                                                                       RATIO OF NET
                                               RATIO OF EXPENSES                     INVESTMENT INCOME
                                  RATIO OF        TO AVERAGE        RATIO OF NET        TO AVERAGE
                                 EXPENSES TO       NET ASSETS      INVESTMENT INCOME     NET ASSETS      PORTFOLIO
                                AVERAGE NET        (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                                   ASSETS           WAIVERS)            ASSETS            WAIVERS)          RATE
------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11        1.90% 2         1.92% 2             (1.75)% 2           (1.78)% 2        185%
9/30/01                           1.93            1.94                (0.30)              (0.32)           402
9/30/00                           1.91            1.91                (0.41)              (0.41)           445
9/30/99                           1.90            2.23                (1.17)              (1.50)           346
5/1/98 1 through 9/30/98          1.84 2          3.17 2              (0.70) 2            (2.03) 2         119
------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11        2.63% 2         2.65% 2             (2.49)% 2           (2.51)% 2        185%
9/30/01                           2.67            2.69                (1.06)              (1.08)           402
9/30/00                           2.66            2.66                (1.14)              (1.14)           445
9/30/99                           2.65            3.01                (1.91)              (2.27)           346
5/1/98 1 through 9/30/98          2.55 2          3.88 2              (1.44) 2            (2.77) 2         119
------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11        2.63% 2         2.65% 2             (2.49)% 2           (2.51)% 2        185%
9/30/01                           2.67            2.69                (1.02)              (1.04)           402
9/30/00                           2.65            2.65                (1.12)              (1.12)           445
9/30/99                           2.63            2.93                (1.91)              (2.21)           346
5/1/98 1 through 9/30/98          2.53 2          3.86 2              (1.45) 2            (2.78) 2         119

---------------------------
GLOBAL SCIENCE & TECHNOLOGY
---------------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11        1.18% 2         1.27% 2             (0.98)% 2           (1.07)% 2        351%
9/30/01                           1.20            1.45                 0.14               (0.11)           748
5/15/00 1 through 9/30/00         1.20 2          2.19 2              (0.21) 2            (1.20) 2         175
------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11        1.46% 2         1.55% 2             (1.25)% 2           (1.34)% 2        351%
9/30/01                           1.50            1.73                 0.00               (0.24)           748
5/15/00 1 through 9/30/00         1.50 2          2.49 2              (0.51) 2            (1.50) 2         175
------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11        1.65% 2         1.74% 2             (1.44)% 2           (1.53)% 2        351%
9/30/01                           1.67            1.91                (0.36)              (0.60)           748
5/15/00 1 through 9/30/00         1.67 2          2.66 2              (0.68) 2            (1.67) 2         175
------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11        2.41% 2         2.32% 2             (2.12)% 2           (2.20)% 2        351%
9/30/01                           2.42            2.65                (1.12)              (1.35)           748
5/15/00 1 through 9/30/00         2.42 2          3.41 2              (1.43) 2            (2.42) 2         175
------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11        2.68% 2         2.78% 2             (2.45)% 2           (2.55)% 2        351%
9/30/01                           2.42            2.65                (1.09)              (1.32)           748
5/15/00 1 through 9/30/00         2.42 2          3.41 2              (1.43) 2            (2.42) 2         175

---------------
EUROPEAN EQUITY
---------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11        1.42% 2         1.58% 2              4.05% 2             3.89% 2          56%
9/30/01                           1.45            2.41                 0.19               (0.77)           218
6/23/00 1 through 9/30/00         1.45 2          6.12 2               0.08 2             (4.59) 2         177
------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11        1.69% 2         1.89% 2             (0.62)% 2           (0.81)% 2         56%
9/30/01                           1.60            2.69                 1.31                0.22            218
6/23/00 1 through 9/30/00         1.75 2          6.42 2              (0.22) 2            (4.89) 2         177
------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11        1.90% 2         2.05% 2              3.72% 2             3.56% 2          56%
9/30/01                           1.92            2.86                (0.23)              (1.17)           218
6/23/00 1 through 9/30/00         1.92 2          6.59 2              (0.39) 2            (5.06) 2         177
------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11        2.59% 2         2.74% 2              2.78% 2             2.63% 2          56%
9/30/01                           2.65            3.56                (0.97)              (1.87)           218
6/23/00 1 through 9/30/00         2.67 2          7.34 2              (1.14) 2            (5.81) 2         177



See accompanying notes to financial statements.

--------
80 - 81
--------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 For a Share Outstanding Throughout each Period


                               NET                     NET GAIN                                               NET
                              ASSET                   (LOSS) ON    DISTRIBUTIONS DISTRIBUTIONS  REDEMPTION   ASSET
                              VALUE       NET        INVESTMENTS     FROM NET      FROM NET     FEES ADDED   VALUE
                            BEGINNING  INVESTMENT   (BOTH REALIZED  INVESTMENT     REALIZED     TO PAID-IN   END OF     TOTAL
                            OF PERIOD INCOME (LOSS) AND UNREALIZED)   INCOME        GAINS        CAPITAL     PERIOD     RETURN
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $ 7.13     $ 0.11       $  0.23        $(0.07)      $    --        $    --     $ 7.40      4.74% 4,12
9/30/01                         9.48      (0.07)        (2.28)           --            --             --       7.13    (24.79) 4
6/23/00 1 through 9/30/00      10.00      (0.02)        (0.50)           --            --             --       9.48     (5.20) 4

--------------------
INTERNATIONAL EQUITY
--------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $ 8.21     $ 0.21       $  0.37        $   --       $ (0.05)       $    --     $ 8.74      7.02%
9/30/01                        13.92       0.06         (3.63)           --         (2.14)            --       8.21    (29.74)
9/30/00                        15.94       0.07          0.09         (0.05)        (2.13)            --      13.92      0.12
9/30/99                        13.23       0.07          3.57         (0.13)        (0.80)            --      15.94     28.59
9/30/98                        14.65       0.27         (1.29)        (0.20)        (0.20)            --      13.23     (7.03)
9/30/97                        13.43       0.14          1.77         (0.28)        (0.41)            --      14.65     14.88
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $ 8.12     $ 0.19       $  0.36        $   --       $ (0.05)       $    --     $ 8.62      6.73%
9/30/01                        13.82       0.03         (3.59)           --         (2.14)            --       8.12    (29.91)
9/30/00                        15.84       0.04          0.08         (0.01)        (2.13)            --      13.82     (0.15)
9/30/99                        13.15      (0.02)         3.59         (0.08)        (0.80)            --      15.84     28.14
9/30/98                        14.58       0.02         (1.09)        (0.16)        (0.20)            --      13.15     (7.34)
9/30/97                        13.37       0.10          1.76         (0.24)        (0.41)            --      14.58     14.52
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $ 8.04     $ 0.19       $  0.36        $   --       $ (0.05)       $    --     $ 8.54      6.80% 3,12
9/30/01                        13.76       0.01         (3.59)           --         (2.14)            --       8.04    (30.24) 3
9/30/00                        15.79         --          0.08            --         (2.11)            --      13.76     (0.32) 3
9/30/99                        13.14      (0.05)         3.58         (0.08)        (0.80)            --      15.79     27.82 3
9/30/98                        14.57       0.10         (1.20)        (0.13)        (0.20)            --      13.14     (7.56) 3
9/30/97                        13.36       0.07          1.77         (0.22)        (0.41)            --      14.57     14.36 3
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $ 7.79     $ 0.15       $  0.35        $   --       $ (0.05)       $    --     $ 8.24      6.37% 4,12
9/30/01                        13.45      (0.08)        (3.44)           --         (2.14)            --       7.79    (30.53) 4
9/30/00                        15.55      (0.10)         0.08            --         (2.08)            --      13.45     (1.10) 4
9/30/99                        12.94      (0.10)         3.51            --         (0.80)            --      15.55     26.98 4
9/30/98                        14.38      (0.01)        (1.16)        (0.07)        (0.20)            --      12.94     (8.19) 4
9/30/97                        13.23       0.07          1.66         (0.17)        (0.41)            --      14.38     13.63 4
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $ 7.80     $ 0.08       $  0.44        $   --       $ (0.05)       $    --     $ 8.27      6.62% 4,12
9/30/01                        13.45      (0.06)        (3.45)           --         (2.14)            --       7.80    (30.44) 4
9/30/00                        15.55      (0.06)         0.04            --         (2.08)            --      13.45     (1.10) 4
9/30/99                        12.94      (0.02)         3.43            --         (0.80)            --      15.55     26.98 4
9/30/98                        14.38         --         (1.17)        (0.07)        (0.20)            --      12.94     (8.19) 4
12/5/96 1 through 9/30/97      13.21       0.15          1.19         (0.17)           --             --      14.38     10.33 4

------------------------------
INTERNATIONAL SMALL CAP EQUITY
------------------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $14.86     $(0.02)      $  3.36        $   --       $    --          $0.02     $18.22     22.61%
9/30/01                        22.54       0.30         (7.93)           --         (0.05)            --      14.86    (33.93)
9/30/00                        12.90       0.13         10.91            --         (1.40)            --      22.54     91.76
9/30/99                         9.56       0.03          4.44         (0.02)        (1.11)            --      12.90     51.88
9/30/98                         9.94       0.07         (0.40)        (0.05)           --             --       9.56     (3.57)
9/26/97 1 through 9/30/97      10.00         --         (0.06)           --            --             --       9.94     (0.30)
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $14.66     $(0.05)      $  3.33        $   --       $    --        $  0.02     $17.96     22.51%
9/30/01                        22.36       0.29         (7.94)           --         (0.05)            --      14.66    (34.29)
9/30/00                        12.84       0.08         10.84            --         (1.40)            --      22.36     91.21
9/30/99                         9.56       0.02          4.39         (0.02)        (1.11)            --      12.84     51.14
9/30/98                         9.94       0.02         (0.35)        (0.05)           --             --       9.56     (3.62)
9/26/97 1 through 9/30/97      10.00         --         (0.06)           --            --             --       9.94     (0.30)




                                                                                                   RATIO OF NET
                                   NET                    RATIO OF EXPENSES                     INVESTMENT INCOME
                                  ASSETS       RATIO OF       TO AVERAGE        RATIO OF NET        TO AVERAGE
                                  END OF      EXPENSES TO     NET ASSETS      INVESTMENT INCOME     NET ASSETS      PORTFOLIO
                                  PERIOD     AVERAGE NET      (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                                  (000)         ASSETS         WAIVERS)            ASSETS            WAIVERS)          RATE
---------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11      $      726      2.73% 2         2.89% 2             2.95% 2             2.78% 2          56%
9/30/01                                750      2.65            3.56               (0.94)              (1.84)           218
6/23/00 1 through 9/30/00              101      2.67 2          7.34 2             (1.14) 2            (5.81) 2         177

--------------------
INTERNATIONAL EQUITY
--------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11      $  369,529      1.05% 2         1.11% 2             4.65% 2             4.60% 2         142%
9/30/01                            410,744      1.06            1.07                0.46                0.45            306
9/30/00                          1,109,017      1.06            1.07                0.35                0.34            153
9/30/99                          1,116,766      1.04            1.04                0.55                0.55             62
9/30/98                          1,012,132      1.06            1.11                1.00                0.95             57
9/30/97                            433,135      1.06            1.16                0.94                0.84             62
---------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11      $   62,818      1.35% 2         1.40% 2             4.16% 2             4.11% 2         142%
9/30/01                             78,595      1.36            1.37                0.28                0.26            306
9/30/00                            134,447      1.36            1.37                0.06                0.05            153
9/30/99                            118,323      1.34            1.34                0.21                0.21             62
9/30/98                            143,526      1.36            1.41                0.49                0.44             57
9/30/97                            199,939      1.36            1.46                0.42                0.32             62
---------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11      $   22,331      1.54% 2         1.59% 2             3.68% 2             3.63% 2         142%
9/30/01                             48,813      1.54            1.55                0.10                0.08            306
9/30/00                             29,881      1.53            1.53               (0.08)              (0.08)           153
9/30/99                             33,106      1.48            1.48                0.23                0.23             62
9/30/98                             26,637      1.52            1.57                0.31                0.26             57
9/30/97                             22,335      1.53            1.63                0.50                0.40             62
---------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11      $    4,009      2.23% 2         2.29% 2             3.38% 2             3.33% 2         142%
9/30/01                              4,226      2.28            2.29               (0.73)              (0.74)           306
9/30/00                              8,399      2.28            2.29               (0.85)              (0.86)           153
9/30/99                              7,822      2.26            2.26               (0.66)              (0.66)            62
9/30/98                              6,509      2.28            2.33               (0.38)              (0.43)            57
9/30/97                              5,850      2.27            2.37               (0.22)              (0.32)            62
---------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11      $    1,105      2.31% 2         2.37% 2             0.82% 2             0.77% 2         142%
9/30/01                              2,105      2.27            2.28               (0.62)              (0.64)           306
9/30/00                              1,723      2.28            2.28               (0.71)              (0.71)           153
9/30/99                              1,018      2.26            2.26               (0.27)              (0.27)            62
9/30/98                                294      2.27            2.32               (0.31)              (0.36)            57
12/5/96 1 through 9/30/97              155      2.28 2          2.38 2             (0.48) 2            (0.58) 2          62

------------------------------
INTERNATIONAL SMALL CAP EQUITY
------------------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11      $   60,982      1.31% 2         1.39% 2            (0.19)% 2           (0.27)% 2         66%
9/30/01                             60,531      1.33            1.40                1.36                1.30            207
9/30/00                             85,206      1.33            1.48                0.74                0.59            296
9/30/99                             23,814      1.33            2.00                0.19               (0.48)           224
9/30/98                             16,233      1.32            2.17                0.65               (0.20)            76
9/26/97 1 through 9/30/97           15,415      1.33 2          1.55 2              1.42 2              1.19 2           --
---------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11      $      220      1.54% 2         1.62% 2            (0.39)% 2           (0.47)% 2         66%
9/30/01                                500      1.63            1.84                1.50                1.29            207
9/30/00                                457      1.63            1.69                0.60                0.54            296
9/30/99                                 --      1.63            2.30               (0.11)              (0.78)           224
9/30/98                                  5      1.62            2.47                0.28               (0.57)            76
9/26/97 1 through 9/30/97               10      1.63 2          1.86 2              1.42 2              1.19 2           --



See accompanying notes to financial statements.

--------
82 - 83
--------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 For a Share Outstanding Throughout each Period


                               NET                     NET GAIN                                                 NET
                              ASSET                   (LOSS) ON     DISTRIBUTIONS DISTRIBUTIONS   REDEMPTION   ASSET
                              VALUE       NET        INVESTMENTS      FROM NET      FROM NET      FEES ADDED   VALUE
                            BEGINNING  INVESTMENT   (BOTH REALIZED   INVESTMENT     REALIZED      TO PAID-IN   END OF     TOTAL
                            OF PERIOD INCOME (LOSS) AND UNREALIZED)    INCOME        GAINS         CAPITAL     PERIOD     RETURN
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $14.65     $(0.05)         $ 3.30        $   --        $   --         $ 0.02     $17.92    22.32% 3,12
9/30/01                        22.34       0.13           (7.77)           --         (0.05)            --      14.65   (34.27) 3
9/30/00                        12.84       0.08           10.82            --         (1.40)            --      22.34    91.04 3
9/30/99                         9.54      (0.01)           4.42            --         (1.11)            --      12.84    50.71 3
9/30/98                         9.94       0.02           (0.39)        (0.03)           --             --       9.54    (3.98) 3
9/26/97 1 through 9/30/97      10.00         --           (0.06)           --            --             --       9.94    (0.30) 3
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $14.37     $(0.11)         $ 3.23        $   --        $   --         $ 0.02     $17.51    21.85% 4,12
9/30/01                        22.06       0.01           (7.65)           --         (0.05)            --      14.37   (34.71) 4
9/30/00                        12.78      (0.04)          10.72            --         (1.40)            --      22.06    89.64 4
9/30/99                         9.48      (0.10)           4.51            --         (1.11)            --      12.78    49.83 4
9/30/98                         9.94      (0.05)          (0.39)        (0.02)           --             --       9.48    (4.73) 4
9/26/97 1 through 9/30/97      10.00         --           (0.06)           --            --             --       9.94    (0.30) 4
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $14.36     $(0.12)         $ 3.25        $   --        $   --         $ 0.02     $17.51    21.94% 4,12
9/30/01                        22.06       0.01           (7.66)           --         (0.05)            --      14.36   (34.71) 4
9/30/00                        12.78      (0.04)          10.72            --         (1.40)            --      22.06    89.64 4
9/30/99                         9.48      (0.03)           4.44            --         (1.11)            --      12.78    49.83 4
9/30/98                         9.94      (0.04)          (0.40)        (0.02)           --             --       9.48    (4.73) 4
9/26/97 1 through 9/30/97      10.00         --           (0.06)           --            --             --       9.94    (0.30) 4

-------------------
ASIA PACIFIC EQUITY
-------------------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $ 6.16     $(0.01)         $ 0.42        $(0.06)       $   --         $   --     $ 6.51     6.71%
9/30/01                         9.24       0.01           (2.88)        (0.01)        (0.20)            --       6.16   (31.69)
6/23/00 1 through 9/30/00      10.00       0.02           (0.78)           --            --             --       9.24    (7.60)
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $ 6.16     $(0.06)         $ 0.41        $   --        $   --         $   --     $ 6.51     5.68%
9/30/01                         9.20      (0.05)          (2.78)        (0.01)        (0.20)            --       6.16   (31.38)
6/23/00 1 through 9/30/00      10.00      (0.02)          (0.78)           --            --             --       9.20    (8.00)
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $ 6.06     $(0.05)         $ 0.42        $   --        $   --         $   --     $ 6.43     6.11% 3,12
9/30/01                         9.20      (0.04)          (2.89)        (0.01)        (0.20)            --       6.06   (32.50) 3
6/23/00 1 through 9/30/00      10.00       0.01           (0.81)           --            --             --       9.20    (8.00) 3
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $ 6.05     $(0.04)         $ 0.47        $   --        $   --         $   --     $ 6.48     7.11% 4,12
9/30/01                         9.22      (0.06)          (2.90)        (0.01)        (0.20)            --       6.05   (32.75) 4
6/23/00 1 through 9/30/00      10.00         --           (0.78)           --            --             --       9.22    (7.80) 4
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $ 6.05     $(0.23)         $ 0.65        $   --        $   --         $   --     $ 6.47     6.94% 4,12
9/30/01                         9.24      (0.08)          (2.90)        (0.01)        (0.20)            --       6.05   (32.90) 4
6/23/00 1 through 9/30/00      10.00         --           (0.76)           --            --             --       9.24    (7.60) 4

------------------------------
INTERNATIONAL EMERGING MARKETS
------------------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $ 4.02     $   --          $ 1.37        $   --        $   --         $   --     $ 5.39    34.08%
9/30/01                         6.15       0.03           (2.08)        (0.08)           --             --       4.02   (33.54)
9/30/00                         6.09       0.09            0.03         (0.06)           --             --       6.15     1.82
9/30/99                         4.42       0.06            1.66         (0.05)           --             --       6.09    39.10
9/30/98                         9.69       0.06           (5.19)           --         (0.14)            --       4.42   (53.59)
9/30/97                         8.76       0.03            0.95         (0.05)           --             --       9.69    11.16
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $ 4.01     $(0.06)         $ 1.45        $   --        $   --         $   --     $ 5.40    34.66%
9/30/01                         6.14       0.07           (2.20)           --            --             --       4.01   (34.69)
9/30/00                         6.08       0.07            0.03         (0.04)           --             --       6.14     1.53
9/30/99                         4.39       0.04            1.65            --            --             --       6.08    38.50
9/30/98                         9.63       0.06           (5.16)           --         (0.14)            --       4.39   (53.62)
9/30/97                         8.72       0.01            0.93         (0.03)           --             --       9.63    10.74





                                                                                                   RATIO OF NET
                                  NET                     RATIO OF EXPENSES                     INVESTMENT INCOME
                                 ASSETS        RATIO OF       TO AVERAGE        RATIO OF NET        TO AVERAGE
                                 END OF       EXPENSES TO     NET ASSETS      INVESTMENT INCOME     NET ASSETS      PORTFOLIO
                                 PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                                 (000)          ASSETS         WAIVERS)            ASSETS            WAIVERS)          RATE
---------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11      $  26,946        1.78% 2         1.87% 2          (0.61)% 2           (0.70)% 2         66%
9/30/01                            28,781        1.80            1.89              0.80                0.72            207
9/30/00                            40,545        1.79            1.85              0.45                0.39            296
9/30/99                             1,092        1.80            2.47             (0.23)              (0.90)           224
9/30/98                               849        1.78            2.63              0.20               (0.65)            76
9/26/97 1 through 9/30/97             326        1.30 2          1.52 2            1.44 2              1.22 2           --
---------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11      $  31,569        2.49% 2         2.57% 2          (1.38)% 2           (1.46)% 2         66%
9/30/01                            27,895        2.55            2.64              0.06               (0.03)           207
9/30/00                            56,136        2.52            2.60             (0.27)              (0.33)           296
9/30/99                             2,208        2.55            3.22             (0.99)              (1.66)           224
9/30/98                             1,725        2.53            3.38             (0.54)              (1.39)            76
9/26/97 1 through 9/30/97             711        1.30 2          1.52 2            1.58 2              1.35 2           --
---------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11      $  20,770        2.53% 2         2.61% 2          (1.40)% 2           (1.48)% 2         66%
9/30/01                            21,019        2.55            2.66              0.07               (0.03)           207
9/30/00                            43,722        2.52            2.58             (0.27)              (0.32)           296
9/30/99                             1,019        2.55            3.22             (0.99)              (1.66)           224
9/30/98                               423        2.53            3.38             (0.54)              (1.39)            76
9/26/97 1 through 9/30/97             182        1.30 2          1.52 2            1.44 2              1.22 2           --

-------------------
ASIA PACIFIC EQUITY
-------------------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11      $   2,033        1.43% 2         2.54% 2          (0.32)% 2           (1.43)% 2         57%
9/30/01                             1,931        1.45            5.03              0.11               (3.46)           206
6/23/00 1 through 9/30/00           2,810        1.45 2          9.16 2            0.62 2             (7.09) 2         145
---------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11      $      --        1.75% 2         2.64% 2          (0.64)% 2           (1.75)% 2         57%
9/30/01                                --        1.75            4.59             (0.94)              (3.76)           206
6/23/00 1 through 9/30/00              --        1.75 2          9.46 2            0.32 2             (7.39) 2         145
---------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11      $      53        1.89% 2         3.00% 2          (0.82)% 2           (1.94)% 2         57%
9/30/01                                29        1.93            5.70             (0.39)              (4.16)           206
6/23/00 1 through 9/30/00              35        1.92 2          9.63 2            0.15 2             (7.56) 2         145
---------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11      $       5        2.60% 2         3.70% 2          (1.68)% 2           (2.78)% 2         57%
9/30/01                                 9        2.65            6.47             (0.85)              (4.67)           206
6/23/00 1 through 9/30/00              10        2.67 2         10.38 2           (0.60) 2            (8.31) 2         145
---------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11      $       2        2.71% 2         3.86% 2          (2.20)% 2           (3.35)% 2         57%
9/30/01                                 2        2.66            6.32             (1.08)              (4.73)           206
6/23/00 1 through 9/30/00               2        2.67 2         10.38 2           (0.60) 2            (8.31) 2         145

------------------------------
INTERNATIONAL EMERGING MARKETS
------------------------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11      $  40,379        1.71% 2         1.83% 2           0.04% 2            (0.08)% 2         52%
9/30/01                            32,537        1.74            1.82              0.70                0.62            225
9/30/00                           101,017        1.66            1.66              1.47                1.47            133
9/30/99                            65,701        1.73            1.73              0.85                0.85            117
9/30/98                            63,649        1.76            1.86              0.95                0.85             37
9/30/97                           116,107        1.78            1.87              0.37                0.27             33
----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11      $     151        2.04% 2         2.18% 2          (0.56)% 2           (0.71)% 2         52%
9/30/01                             1,313        2.04            2.07             (0.22)              (0.24)           225
9/30/00                            24,796        1.96            1.96              1.19                1.19            133
9/30/99                            15,531        2.03            2.03              0.61                0.61            117
9/30/98                            26,566        2.06            2.16              0.71                0.61             37
9/30/97                            66,064        2.08            2.17              0.09               (0.01)            33



See accompanying notes to financial statements.


--------
84 - 85
--------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 For a Share Outstanding Throughout each Period


                               NET                    NET GAIN                                                  NET
                              ASSET                   (LOSS) ON    DISTRIBUTIONS                DISTRIBUTIONS  ASSET
                              VALUE       NET        INVESTMENTS     FROM NET    DISTRIBUTIONS    FROM NET     VALUE
                            BEGINNING  INVESTMENT   (BOTH REALIZED  INVESTMENT        FROM        REALIZED     END OF    TOTAL
                            OF PERIOD INCOME (LOSS) AND UNREALIZED)  INCOME         CAPITAL        GAINS       PERIOD    RETURN
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $ 4.02     $(0.03)        $ 1.39       $   --         $   --        $    --      $ 5.38    33.83% 3,12
9/30/01                         6.09      (0.01)         (2.06)          --             --             --        4.02   (33.99) 3
9/30/00                         6.04       0.06           0.02        (0.03)            --             --        6.09     1.27 3
9/30/99                         4.36       0.03           1.65           --             --             --        6.04    38.53 3
9/30/98                         9.60       0.03          (5.13)          --             --          (0.14)       4.36   (53.79) 3
9/30/97                         8.71      (0.06)          0.98        (0.03)            --             --        9.60    10.51 3
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $ 3.90     $(0.03)        $ 1.33       $   --         $   --             --      $ 5.20    33.33% 4,12
9/30/01                         5.94      (0.01)         (2.03)          --             --             --        3.90   (34.34) 4
9/30/00                         5.91       0.01           0.02           --             --             --        5.94     0.34 4
9/30/99                         4.30      (0.01)          1.62           --             --             --        5.91    37.67 4
9/30/98                         9.54      (0.03)         (5.07)          --             --          (0.14)       4.30   (54.13) 4
9/30/97                         8.69      (0.04)          0.89           --             --             --        9.54     9.78 4
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $ 3.89     $(0.02)        $ 1.32       $   --            $--        $    --      $ 5.19    33.42% 4,12
9/30/01                         5.93      (0.02)         (2.02)          --             --             --        3.89   (34.40) 4
9/30/00                         5.91       0.03          (0.01)          --             --             --        5.93     0.17 4
9/30/99                         4.30      (0.05)          1.66           --             --             --        5.91    37.67 4
9/30/98                         9.54      (0.02)         (5.08)          --             --          (0.14)       4.30   (54.13) 4
3/21/97 1 through 9/30/97       9.70      (0.01)         (0.15)          --             --             --        9.54    (3.08) 4

-------------
SELECT EQUITY
-------------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $11.25     $ 0.02         $ 0.63       $   --         $   --        $    --      $11.90     5.78%
9/30/01                        20.77       0.06          (6.46)       (0.05)         (0.02)         (3.05)      11.25   (35.29)
9/30/00                        20.77       0.07           1.61        (0.05)            --          (1.63)      20.77     8.14
9/30/99                        17.01       0.14           4.36        (0.13)            --          (0.61)      20.77    26.96
9/30/98                        17.51       0.16           0.49        (0.15)            --          (1.00)      17.01     4.07
9/30/97                        13.57       0.19           5.15        (0.19)            --          (1.21)      17.51    42.50
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $11.21     $   --         $ 0.63       $   --         $   --        $    --      $11.84     5.62%
9/30/01                        20.73       0.01          (6.43)       (0.03)         (0.02)         (3.05)      11.21   (35.49)
9/30/00                        20.76       0.01           1.61        (0.02)            --          (1.63)      20.73     7.81
9/30/99                        17.00       0.07           4.37        (0.07)            --          (0.61)      20.76    26.61
9/30/98                        17.50       0.12           0.48        (0.10)            --          (1.00)      17.00     3.77
9/30/97                        13.56       0.11           5.18        (0.14)            --          (1.21)      17.50    42.12
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $11.17     $(0.01)        $ 0.63       $   --         $   --        $    --      $11.79     5.55% 3
9/30/01                        20.69      (0.02)         (6.42)       (0.01)         (0.02)         (3.05)      11.17   (35.65) 3
9/30/00                        20.75      (0.02)          1.60        (0.01)            --          (1.63)      20.69     7.64 3
9/30/99                        17.00       0.05           4.36        (0.05)            --          (0.61)      20.75    26.44 3
9/30/98                        17.50       0.08           0.50        (0.08)            --          (1.00)      17.00     3.62 3
9/30/97                        13.56       0.11           5.16        (0.12)            --          (1.21)      17.50    41.95 3
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $10.79     $(0.05)        $ 0.61       $   --         $   --        $    --      $11.35     5.19% 4
9/30/01                        20.21      (0.13)         (6.22)          --          (0.02)         (3.05)      10.79   (36.11) 4
9/30/00                        20.44      (0.18)          1.58           --             --          (1.63)      20.21     6.82 4
9/30/99                        16.85      (0.10)          4.30           --             --          (0.61)      20.44    25.38 4
9/30/98                        17.40      (0.03)          0.48           --             --          (1.00)      16.85     2.90 4
9/30/97                        13.54       0.05           5.07        (0.05)            --          (1.21)      17.40    40.70 4
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $10.79     $(0.05)        $ 0.61       $   --         $   --        $    --      $11.35     5.19% 4
9/30/01                        20.20      (0.15)         (6.19)          --          (0.02)         (3.05)      10.79   (36.07) 4
9/30/00                        20.44      (0.16)          1.55           --             --          (1.63)      20.20     6.77 4
9/30/99                        16.85      (0.08)          4.28           --             --          (0.61)      20.44    25.38 4
9/30/98                        17.40      (0.02)          0.47           --             --          (1.00)      16.85     2.90 4
9/30/97                        13.54       0.04           5.08        (0.05)            --          (1.21)      17.40    40.70 4





                                                                                                RATIO OF NET
                                NET                     RATIO OF EXPENSES                     INVESTMENT INCOME
                               ASSETS        RATIO OF       TO AVERAGE        RATIO OF NET        TO AVERAGE
                               END OF       EXPENSES TO     NET ASSETS      INVESTMENT INCOME     NET ASSETS       PORTFOLIO
                               PERIOD       AVERAGE NET      (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                                (000)         ASSETS         WAIVERS)            ASSETS            WAIVERS)          RATE
--------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11   $    1,004        2.23% 2         2.39% 2          (0.72)% 2           (0.88)% 2         52%
9/30/01                           3,167        2.21            2.31              0.26                0.17            225
9/30/00                           2,466        2.13            2.13              0.97                0.97            133
9/30/99                           2,052        2.20            2.20              0.37                0.37            117
9/30/98                           1,835        2.24            2.34              0.46                0.36             37
9/30/97                           4,454        2.25            2.34             (0.08)              (0.18)            33
--------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11   $      664        2.82% 2         2.94% 2          (1.07)% 2           (1.19)% 2         52%
9/30/01                             538        2.96            3.05             (0.31)              (0.40)           225
9/30/00                             964        2.88            2.88              0.22                0.22            133
9/30/99                             807        2.95            2.95             (0.37)              (0.37)           117
9/30/98                             733        2.98            3.08             (0.30)              (0.40)            37
9/30/97                           1,836        2.98            3.07             (0.80)              (0.90)            33
--------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11   $      231        3.24% 2         3.37% 2          (1.20)% 2           (1.34)% 2         52%
9/30/01                             159        2.96            3.04             (0.39)              (0.47)           225
9/30/00                             346        2.89            2.89              0.77                0.77            133
9/30/99                              43        2.95            2.95             (0.37)              (0.37)           117
9/30/98                              25        2.98            3.08             (0.29)              (0.39)            37
3/21/97 1 through 9/30/97            88        2.58 2          2.67 2           (0.27) 2            (0.37) 2          33

-------------
SELECT EQUITY
-------------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11   $  532,959        0.80% 2         0.84% 2           0.28% 2             0.24% 2          84%
9/30/01                         755,701        0.81            0.82              0.38                0.37            114
9/30/00                       1,466,964        0.80            0.80              0.33                0.33            103
9/30/99                       1,443,128        0.80            0.80              0.67                0.67             22
9/30/98                       1,286,032        0.86            0.86              0.93                0.93             27
9/30/97                         379,687        0.79            0.86              1.24                1.17             29
--------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11   $  129,262        1.09% 2         1.13% 2          (0.01)% 2           (0.05)% 2         84%
9/30/01                         143,283        1.11            1.12              0.07                0.06            114
9/30/00                         232,287        1.10            1.10              0.03                0.03            103
9/30/99                         223,215        1.10            1.10              0.37                0.37             22
9/30/98                         203,754        1.16            1.16              0.63                0.63             27
9/30/97                         174,418        1.09            1.16              0.93                0.86             29
--------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11   $   44,746        1.27% 2         1.30% 2          (0.19)% 2           (0.23)% 2         84%
9/30/01                          37,267        1.28            1.30             (0.09)              (0.10)           114
9/30/00                          76,438        1.25            1.25             (0.11)              (0.11)           103
9/30/99                          66,646        1.21            1.21              0.26                0.26             22
9/30/98                          35,359        1.32            1.32              0.44                0.44             27
9/30/97                          18,949        1.27            1.34              0.75                0.68             29
--------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11   $   38,595        2.00% 2         2.04% 2          (0.92)% 2           (0.96)% 2         84%
9/30/01                          40,403        2.03            2.05             (0.84)              (0.85)           114
9/30/00                          81,562        2.01            2.01             (0.87)              (0.87)           103
9/30/99                          66,854        2.02            2.02             (0.55)              (0.55)            22
9/30/98                          39,971        2.07            2.07             (0.29)              (0.29)            27
9/30/97                          18,345        2.01            2.08             (0.02)              (0.09)            29
--------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11   $    4,097        2.01% 2         2.04% 2          (0.92)% 2           (0.96)% 2         84%
9/30/01                           3,955        2.03            2.04             (0.09)              (0.09)           114
9/30/00                          11,108        2.01            2.01             (0.87)              (0.87)           103
9/30/99                           6,543        2.02            2.02             (0.55)              (0.55)            22
9/30/98                           2,450        2.06            2.06             (0.30)              (0.30)            27
9/30/97                             377        2.01            2.08             (0.12)              (0.19)            29



See accompanying notes to financial statements.

--------
86 - 87
--------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 For a Share Outstanding Throughout each Period


                               NET                        NET GAIN                                    NET                   NET
                              ASSET                       (LOSS) ON    DISTRIBUTIONS  DISTRIBUTIONS  ASSET                 ASSETS
                              VALUE          NET         INVESTMENTS     FROM NET       FROM NET     VALUE                 END OF
                            BEGINNING    INVESTMENT    (BOTH REALIZED   INVESTMENT      REALIZED     END OF    TOTAL       PERIOD
                            OF PERIOD   INCOME (LOSS)  AND UNREALIZED)    INCOME         GAINS       PERIOD    RETURN      (000)
------------------------------------------------------------------------------------------------------------------------------------
------------
INDEX EQUITY
------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $20.03       $ 0.12          $ 2.05         $(0.12)       $   --       $22.08     10.84%   $  803,597
9/30/01                        27.59         0.26           (7.63)         (0.19)           --        20.03    (26.78)      557,845
9/30/00                        24.69         0.27            2.97          (0.18)        (0.16)       27.59     13.10       665,743
9/30/99                        19.65         0.27            5.10          (0.27)        (0.06)       24.69     27.36       507,841
9/30/98                        18.32         0.24            1.39          (0.26)        (0.04)       19.65      8.91       354,215
9/30/97                        13.97         0.04            5.02          (0.03)        (0.68)       18.32     39.78       166,786
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $19.97       $ 0.07          $ 2.05         $(0.09)       $   --       $22.00     10.61%    $  84,470
9/30/01                        27.54         0.16           (7.61)         (0.12)           --        19.97    (27.10)      292,389
9/30/00                        24.67         0.16            2.97          (0.10)        (0.16)       27.54     12.66       378,997
9/30/99                        19.64         0.19            5.10          (0.20)        (0.06)       24.67     26.96       354,283
9/30/98                        18.32         0.22            1.34          (0.20)        (0.04)       19.64      8.54       233,696
9/30/97                        13.97         0.23            5.01          (0.21)        (0.68)       18.32     39.58       193,319
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $19.95       $ 0.05          $ 2.05         $(0.07)       $   --       $21.98     10.52% 3 $  315,444
9/30/01                        27.51         0.12           (7.60)         (0.08)           --        19.95    (27.23) 3     76,363
9/30/00                        24.66         0.11            2.96          (0.06)        (0.16)       27.51     12.43 3      93,935
9/30/99                        19.64         0.17            5.10          (0.19)        (0.06)       24.66     26.74 3      85,174
9/30/98                        18.32         0.18            1.35          (0.17)        (0.04)       19.64      8.37 3      42,891
9/30/97                        13.96         0.21            5.02          (0.19)        (0.68)       18.32     39.49 3      33,934
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $19.61       $(0.01)         $ 2.00         $   --        $   --       $21.60     10.15% 4 $  281,567
9/30/01                        27.15        (0.06)          (7.48)            --            --        19.61    (27.77) 4    262,027
9/30/00                        24.44           --            2.84             --         (0.13)       27.15     11.61 4     360,792
9/30/99                        19.52        (0.02)           5.05          (0.05)        (0.06)       24.44     25.78 4     302,071
9/30/98                        18.22         0.05            1.34          (0.05)        (0.04)       19.52      7.63 4     109,019
9/30/97                        13.93         0.13            4.94          (0.10)        (0.68)       18.22     38.31 4      38,271
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $19.61       $(0.01)         $ 1.99         $   --        $   --       $21.59     10.10% 4 $  419,437
9/30/01                        27.15        (0.06)          (7.48)            --            --        19.61    (27.77)4     382,356
9/30/00                        24.44           --            2.84             --         (0.13)       27.15     11.61 4     530,586
9/30/99                        19.52           --            5.03          (0.05)        (0.06)       24.44     25.78 4     391,152
9/30/98                        18.22         0.05            1.34          (0.05)        (0.04)       19.52      7.63 4      81,529
9/30/97                        13.93         0.13            4.94          (0.10)        (0.68)       18.22     38.31 4      19,668

--------
BALANCED
--------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11    $13.28       $ 0.22          $ 0.20         $(0.19)       $   --       $13.51      3.14%   $   45,152
9/30/01                        20.16         0.35           (4.05)         (0.37)        (2.81)       13.28    (20.83)      205,085
9/30/00                        19.75         0.48            1.10          (0.47)        (0.70)       20.16      8.05       385,793
9/30/99                        18.35         0.49            2.18          (0.48)        (0.79)       19.75     14.81       414,057
9/30/98                        18.22         0.38            1.43          (0.43)        (1.25)       18.35     10.82       374,899
9/30/97                        15.10         0.52            3.62          (0.50)        (0.52)       18.22     28.43        31,674
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11    $13.26       $ 0.22          $ 0.19         $(0.17)       $   --       $13.50      3.06%   $   24,019
9/30/01                        20.15         0.29           (4.04)         (0.33)        (2.81)       13.26    (21.15)      147,535
9/30/00                        19.73         0.42            1.11          (0.41)        (0.70)       20.15      7.78       197,633
9/30/99                        18.34         0.42            2.18          (0.42)        (0.79)       19.73     14.49       219,018
9/30/98                        18.21         0.42            1.34          (0.38)        (1.25)       18.34     10.43       176,557
9/30/97                        15.09         0.45            3.64          (0.45)        (0.52)       18.21     28.07       176,232







                                                                                                RATIO OF NET
                                             RATIO OF EXPENSES  RATIO OF EXPENSES             INVESTMENT INCOME
                                 RATIO OF       TO AVERAGE         TO AVERAGE    RATIO OF NET     TO AVERAGE
                                EXPENSES TO     NET ASSETS         NET ASSETS  INVESTMENT INCOME  NET ASSETS    PORTFOLIO
                               AVERAGE NET      (EXCLUDING         (EXCLUDING   TO AVERAGE NET    (EXCLUDING    TURNOVER
                                  ASSETS     INTEREST EXPENSE)      WAIVERS)        ASSETS         WAIVERS)       RATE
--------------------------------------------------------------------------------------------------------------------------
------------
INDEX EQUITY
------------
INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11        0.18% 2++       0.18% 2++          0.32% 2++       1.21% 2         1.07% 2       5% 10
9/30/01                           0.18++          0.18++             0.33++          1.11            0.96          8 9
9/30/00                           0.18++          0.18++             0.33++          0.98            0.83          8 8
9/30/99                           0.22++          0.22++             0.33++          1.14            1.04          5 7
9/30/98                           0.18++          0.18++             0.34++          1.40            1.24          9 6
9/30/97                           0.18++          0.18++             0.38++          1.71            1.51          4 5
--------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11        0.61% 2++       0.61% 2++          0.62% 2++       0.79% 2         0.78% 2       5% 10
9/30/01                           0.61++          0.61++             0.63++          0.68            0.66          8 9
9/30/00                           0.59++          0.59++             0.63++          0.57            0.54          8 8
9/30/99                           0.56++          0.56++             0.63++          0.80            0.74          5 7
9/30/98                           0.48++          0.48++             0.64++          1.09            0.93          9 6
9/30/97                           0.48++          0.48++             0.68++          1.41            1.21          4 5
--------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11        0.79% 2++       0.79% 2++          0.79% 2++       0.60% 2         0.59% 2       5% 10
9/30/01                           0.79++          0.79++             0.81++          0.50            0.48          8 9
9/30/00                           0.78++          0.78++             0.81++          0.38            0.35          8 8
9/30/99                           0.75++          0.75++             0.81++          0.62            0.56          5 7
9/30/98                           0.65++          0.65++             0.81++          0.92            0.76          9 6
9/30/97                           0.65++          0.65++             0.85++          1.23            1.03          4 5
--------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11        1.53% 2++       1.53% 2++          1.54% 2++      (0.14)% 2       (0.15)% 2      5% 10
9/30/01                           1.53++          1.53++             1.55++         (0.25)          (0.26)         8 9
9/30/00                           1.51++          1.51++             1.54++         (0.35)          (0.38)         8 8
9/30/99                           1.49++          1.49++             1.55++         (0.13)          (0.18)         5 7
9/30/98                           1.38++          1.38++             1.54++          0.19            0.03          9 6
9/30/97                           1.38++          1.38++             1.58++          0.45            0.25          4 5
--------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11        1.53% 2++       1.53% 2++          1.54% 2++      (0.14)% 2       (0.15)% 2      5% 10
9/30/01                           1.53++          1.53++             1.55++         (0.25)          (0.26)         8 9
9/30/00                           1.53++          1.53++             1.56++         (0.37)          (0.40)         8 8
9/30/99                           1.51++          1.51++             1.55++         (0.15)          (0.19)         5 7
9/30/98                           1.38++          1.38++             1.54++          0.19            0.03          9 6
9/30/97                           1.38++          1.38++             1.58++          0.45            0.25          4 5

--------
BALANCED
--------

INSTITUTIONAL CLASS
10/1/01 through 3/31/02 11        0.90% 2         0.86% 2            0.91% 2         2.14% 2         2.14% 2      87%
9/30/01                           0.86            0.86               0.88            2.04            2.03        210
9/30/00                           0.85            0.85               0.85            2.30            2.30        176
9/30/99                           0.86            0.86               0.86            2.44            2.44        122
9/30/98                           0.90            0.90               0.90            2.48            2.48        134
9/30/97                           0.84            0.84               0.89            2.98            2.92        173
--------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/01 through 3/31/02 11        1.20% 2         1.16% 2            1.21% 2         1.86% 2         1.85% 2      87%
9/30/01                           1.16            1.16               1.18            1.93            1.91        210
9/30/00                           1.15            1.15               1.15            2.00            2.00        176
9/30/99                           1.16            1.16               1.16            2.14            2.14        122
9/30/98                           1.20            1.20               1.20            2.22            2.22        134
9/30/97                           1.14            1.14               1.20            2.68            2.62        173


See accompanying notes to financial statements.

--------
88 - 89
--------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 For a Share Outstanding Throughout each Period


                               NET                        NET GAIN                                    NET                   NET
                              ASSET                       (LOSS) ON    DISTRIBUTIONS  DISTRIBUTIONS  ASSET                 ASSETS
                              VALUE          NET         INVESTMENTS     FROM NET       FROM NET     VALUE                 END OF
                            BEGINNING    INVESTMENT    (BOTH REALIZED   INVESTMENT      REALIZED     END OF      TOTAL     PERIOD
                            OF PERIOD   INCOME (LOSS)  AND UNREALIZED)    INCOME          GAINS      PERIOD     RETURN      (000)
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11    $13.25       $ 0.10           $ 0.29         $(0.15)      $   --       $13.49       2.97% 3 $  180,033
9/30/01                        20.13         0.26            (4.03)         (0.30)       (2.81)       13.25     (21.26) 3    108,795
9/30/00                        19.72         0.38             1.11          (0.38)       (0.70)       20.13       7.59 3     149,594
9/30/99                        18.33         0.41             2.18          (0.41)       (0.79)       19.72      14.40 3     132,833
9/30/98                        18.22         0.39             1.33          (0.36)       (1.25)       18.33      10.19 3      96,795
9/30/97                        15.10         0.39             3.68          (0.43)       (0.52)       18.22      27.93 3      87,202
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11    $13.14       $ 0.07           $ 0.27         $(0.10)      $   --       $13.38       2.61% 4  $  61,833
9/30/01                        19.98         0.15            (4.00)         (0.18)       (2.81)       13.14     (21.84) 4     67,732
9/30/00                        19.59         0.22             1.09          (0.22)       (0.70)       19.98       6.72 4     102,530
9/30/99                        18.22         0.24             2.18          (0.26)       (0.79)       19.59      13.46 4      96,253
9/30/98                        18.13         0.25             1.31          (0.22)       (1.25)       18.22       9.40 4      46,303
9/30/97                        15.04         0.31             3.61          (0.31)       (0.52)       18.13      26.95 4      23,455
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11    $13.14       $ 0.07           $ 0.27         $(0.10)      $   --       $13.38       2.61% 4   $  8,245
9/30/01                        19.98         0.13            (3.98)         (0.18)       (2.81)       13.14     (21.84) 4      9,425
9/30/00                        19.59         0.22             1.09          (0.22)       (0.70)       19.98       6.73 4      11,967
9/30/99                        18.22         0.23             2.19          (0.26)       (0.79)       19.59      13.46 4      10,095
9/30/98                        18.13         0.24             1.32          (0.22)       (1.25)       18.22       9.40 4         699
12/20/96 1 through 9/30/97     15.62         0.28             2.54          (0.31)          --        18.13      23.95 4          87






                                                                                                 RATIO OF NET
                                           RATIO OF EXPENSES  RATIO OF EXPENSES                INVESTMENT INCOME
                               RATIO OF       TO AVERAGE         TO AVERAGE    RATIO OF NET        TO AVERAGE
                              EXPENSES TO     NET ASSETS        NET ASSETS    INVESTMENT INCOME    NET ASSETS    PORTFOLIO
                              AVERAGE NET    (EXCLUDING         (EXCLUDING     TO AVERAGE NET      (EXCLUDING    TURNOVER
                                ASSETS     INTEREST EXPENSE)      WAIVERS)        ASSETS             WAIVERS)      RATE
--------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/01 through 3/31/02 11       1.37% 2        1.32% 2           1.37% 2         1.76% 2             1.75% 2        87%
9/30/01                          1.34           1.34              1.36            1.75                1.74          210
9/30/00                          1.30           1.29              1.30            1.86                1.86          176
9/30/99                          1.25           1.25              1.25            2.05                2.05          122
9/30/98                          1.30           1.30              1.30            2.13                2.13          134
9/30/97                          1.24           1.24              1.30            2.58                2.52          173
--------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/01 through 3/31/02 11       2.10% 2        2.06% 2           2.11% 2         1.01% 2             1.00% 2        87%
9/30/01                          2.08           2.09              2.10            1.01                1.00          210
9/30/00                          2.07           2.07              2.07            1.09                1.09          176
9/30/99                          2.07           2.07              2.07            1.23                1.23          122
9/30/98                          2.11           2.11              2.11            1.30                1.30          134
9/30/97                          2.05           2.05              2.11            1.78                1.72          173
--------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/01 through 3/31/02 11       2.11% 2        2.06% 2           2.11% 2         1.01% 2             1.00% 2        87%
9/30/01                          2.09           2.09              2.11            0.97                0.96          210
9/30/00                          2.07           2.06              2.07            1.09                1.09          176
9/30/99                          2.07           2.07              2.07            1.23                1.23          122
9/30/98                          1.92           1.92              1.92            1.46                1.46          134
12/20/96 1 through 9/30/97       2.03 2         2.03 2            2.09 2          1.90 2              1.84 2        173


 1. Commencement of operations of share class.
 2. Annualized.
 3. Sales load not reflected in total return.
 4. Contingent deferred sales load not reflected in total return.
 5. For period 12/1/96 through 11/30/97.
 6. For period 12/1/97 through 11/30/98.
 7. For period 12/1/98 through 11/30/99.
 8. For period 12/1/99 through 11/30/00.
 9. For period 12/1/00 through 9/30/01.
10. For period 12/1/01 through 3/31/02.
11. Unaudited.
12. Redemption fee of 2.00% effective December 5, 2001 is not reflected in total return calculations.
13. Certain prior year amounts were reclassified to conform to current year presentation.
++ Including expenses allocated from the U.S. Large Company Series of The DFA Investment Trust Company of 0.06% for the six months ended 3/31/02, 0.06% for the year ended 9/30/01, 0.06% for the year ended 9/30/00, 0.06% for the year ended 9/30/99, 0.06% for the year ended 9/30/98 and 0.07% for the year ended 9/30/97.


--------
90 - 91
--------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     BlackRock FundsSM (the "Fund") was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 42 publicly-offered portfolios, 16 of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as seven classes of shares. Shares of all classes of a Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them. The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.

----------------------------------------------------------------------------
            Portfolio                          Share Classes
----------------------------------------------------------------------------
                                  Institutional              Service
----------------------------------------------------------------------------
                               Contractual   Actual   Contractual  Actual
                                  Fees       Fees(4)    Fees(1)    Fees(4)
----------------------------------------------------------------------------
  Large Cap Value Equity          None        None       0.30%      0.30%
----------------------------------------------------------------------------
  Large Cap Growth Equity         None        None       0.30%      0.30%
----------------------------------------------------------------------------
  Mid-Cap Value Equity            None        None       0.30%      0.30%
----------------------------------------------------------------------------
  Mid-Cap Growth Equity           None        None       0.30%      0.30%
----------------------------------------------------------------------------
  Small Cap Value Equity          None        None       0.30%      0.30%
----------------------------------------------------------------------------
  Small Cap Growth Equity         None        None       0.30%      0.30%
----------------------------------------------------------------------------
  Micro-Cap Equity                None        None       0.30%      0.30%
----------------------------------------------------------------------------
  Global Science & Technology     None        None       0.30%      0.30%
----------------------------------------------------------------------------
  European Equity                 None        None       0.30%      0.30%
----------------------------------------------------------------------------
  International Equity            None        None       0.30%      0.30%
----------------------------------------------------------------------------
  International Small Cap Equity  None        None       0.30%      0.30%
----------------------------------------------------------------------------
  Asia Pacific Equity             None        None       0.30%      0.30%
----------------------------------------------------------------------------
  International Emerging Markets  None        None       0.30%      0.30%
----------------------------------------------------------------------------
  Select Equity                   None        None       0.30%      0.30%
----------------------------------------------------------------------------
  Index Equity                    None        None       0.30%      0.30%
----------------------------------------------------------------------------
  Balanced                        None        None       0.30%      0.30%
----------------------------------------------------------------------------






------------------------------------------------------------------------------------------------------
            Portfolio                                     Share Classes
------------------------------------------------------------------------------------------------------
                                      Investor A            Investor B              Investor C
------------------------------------------------------------------------------------------------------
                                Contractual   Actual   Contractual  Actual     Contractual  Actual
                                  Fees(2)     Fees(4)    Fees(3)     Fees(4)    Fees(3)     Fees(4)
------------------------------------------------------------------------------------------------------
  Large Cap Value Equity           0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  Large Cap Growth Equity          0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  Mid-Cap Value Equity             0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  Mid-Cap Growth Equity            0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  Small Cap Value Equity           0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  Small Cap Growth Equity          0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  Micro-Cap Equity                 0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  Global Science & Technology      0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  European Equity                  0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  International Equity             0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  International Small Cap Equity   0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  Asia Pacific Equity              0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  International Emerging Markets   0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  Select Equity                    0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  Index Equity                     0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------
  Balanced                         0.50%      0.40%       1.15%      1.15%       1.15%      1.15%
------------------------------------------------------------------------------------------------------


(1) -- the maximum annual contractual fees are comprised of a .15% service fee and .15% shareholder processing fee.
(2) -- the maximum annual contractual fees are comprised of a .10% distribution fee, .25% service fee and .15% shareholder processing fee.
(3) -- the maximum annual contractual fees are comprised of a .75% distribution fee, .25% service fee and .15% shareholder processing fee.
(4) -- the actual fees are as of March 31, 2002.

     In addition, Institutional and Service shares bear a Transfer Agent fee at an annual rate not to exceed .03% and Investor A, Investor B and Investor C shares bear a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes.

     The Index Equity Portfolio invests solely in The U.S. Large Company Series of The DFA Investment Trust Company, the financial statements of which are included elsewhere in this report and should be read in conjunction with the financial statements of Index Equity Portfolio.

(A)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from these estimates.


---
92
---

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------


     SECURITY VALUATION -- Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. Portfolio securities that are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. If no sales are reported, as in the case of some securities traded over-the-counter, Portfolio securities are valued at the mean between the last reported bid and asked prices, or on the basis of quotations provided by a pricing service or dealer, which uses information with respect to transactions on bonds, quotations from
bond  dealers,   market  transactions  in  comparable   securities  and  various
relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Funds' Board of Trustees. As of March 31, 2002, there was one security in Small Cap Growth Equity Portfolio with a total market value of $3,753,535, representing .47 % of the Portfolio's net assets, two securities in Micro-Cap Equity Portfolio with a total market value of $516, representing less than .01% of the Portfolio's net assets, one security in Global Science & Technology Portfolio with a total market value of $100 representing less than ..01% of the Portfolio's net assets and one security in International Emerging Markets Portfolio with a total market value of $203,500 representing .48% of the Portfolio's net assets, that were valued in accordance with such procedures.

     The Index Equity Portfolio's investment reflects its proportionate interest in the net assets of The U.S. Large Company Series of The DFA Investment Trust Company.

     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid quarterly for the Portfolios. Net realized capital gains, if any, are distributed at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences between generally accepted accounting principles and tax accounting principles related to the character of income and expense recognition.

     FEDERAL TAXES -- No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

     FOREIGN CURRENCY TRANSLATION-- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Portfolios isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Portfolios report forward foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS -- Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolios' investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. There were no forward currency contracts held at March 31, 2002.

     SWAP AGREEMENTS -- The Balanced Portfolio may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate

                                                                            ----
                                                                             93
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

     At March 31, 2002, the Balanced Portfolio had the following swap agreements outstanding:

---------------------------------------------------------------------------------------------------------------------------------
                                                       INTEREST           INTEREST        NOTIONAL AMOUNT          UNREALIZED
  PORTFOLIO    COUNTER-PARTY    TERMINATION DATE    RECEIVABLE RATE     PAYABLE RATE       (U.S. DOLLARS)         APPRECIATION
---------------------------------------------------------------------------------------------------------------------------------

  Balanced    Deutsche Bank         05/22/11             5.71%              1.90%+           $13,000,000            $263,216
              JP Morgan Chase       11/30/11             1.90+              5.61               4,000,000             131,683
                & Co., Inc.
---------------------------------------------------------------------------------------------------------------------------------

     + Rate shown is the floating rate as of March 31, 2002.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Expenses not directly attributable to a specific Portfolio or class are allocated among all of the Portfolios or classes of the Fund based on their relative net assets.

     CHANGE IN ACCOUNTING PRINCIPLE -- In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide") was issued, and is effective for fiscal years beginning after December 15, 2000. The Guide requires the Fund to classify gains and losses on mortgage and asset-backed securities presently included in realized gains and losses as part of interest income. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     REVERSE REPURCHASE AGREEMENTS -- The Balanced Portfolio may enter into reverse repurchase agreements with qualified, third party brokers-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the
Portfolio  enters  into  a  reverse  repurchase  agreement,  it  identifies  for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     FUTURES TRANSACTIONS -- The Portfolios may invest in financial futures contracts solely for the purposes of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolios invest in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or, except with respect to the Index Equity Portfolio, for other hedging purposes. These Portfolios' futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering


----
94
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     OPTION SELLING/PURCHASING -- The Portfolios may invest in financial options contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio sells or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions. The Portfolio as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Written Option transactions entered into during the six months ended March 31, 2002, are summarized as follows:

                                           Balanced Portfolio
                                     -----------------------------
                                     Number of
                                     Contracts           Premium
                                     -----------------------------
     Balance at 9/30/01 ..........       --             $     --
     Written .....................    4,022              615,191
     Sold/Expired ................     (422)             (35,491)
                                      -----              -------
     Balance at 3/31/02 ..........    3,600             $579,700
                                      =====             ========

     TBA PURCHASE COMMITMENTS -- The Balanced Portfolio may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

     MORTGAGE DOLLAR ROLLS -- The Balanced Portfolio may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

     In a "fee" roll, the compensation is recorded as deferred income and amortized to income over the roll period. In a "drop" roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date, without physical delivery of the securities subject to the contract. The Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

     FINANCING TRANSACTIONS --- The Balanced Portfolio may enter into financial transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.



                                                                            ----
                                                                             95
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     SECURITIES LENDING -- Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% of the market value of the securities on loan. However, due to market fluctuations, the collateral may fall under 102% of the market value of the securities on loan. On the next business day the collateral is adjusted to meet the 102% requirement based on the prior day's market fluctuations and the current day's security lending activity. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers, the value of collateral held by the Fund and income earned on securities lending with respect to such loans (including rights to draw on letters of credit) at March 31, 2002 is as follows:


                                                             Market Value of Securities    Value of Collateral
                                                                       on Loan                   Received
                                                             --------------------------    -------------------
            Large Cap Value Equity Portfolio ............          $247,549,022               $257,111,082
            Large Cap Growth Equity Portfolio ...........            98,393,285                101,671,073
            Mid-Cap Value Equity Portfolio ..............            32,172,600                 33,574,398
            Mid-Cap Growth Equity Portfolio .............           122,057,442                126,225,755
            Small Cap Value Equity Portfolio ............            18,981,010                 19,759,600
            Small Cap Growth Equity Portfolio ...........           127,042,029                131,962,980
            International Equity ........................            23,625,734                 25,345,000
            International Small Cap Equity Portfolio ....             1,648,160                  1,688,290
            International Emerging Markets Portfolio ....             1,702,039                  1,766,642
            Select Equity Portfolio .....................            81,090,135                 84,382,685
            Balanced Portfolio ..........................            26,159,566                 27,210,111

     OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

     The Index Equity Portfolio accrues its respective share of income net of expenses daily on its investment in The U.S. Large Company Series of The DFA Investment Trust Company, which is treated as a partnership for federal income tax purposes. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Master Fund are allocated pro rata at the time of such determination.

(B)   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock"), a wholly owned subsidiary of BlackRock, Inc., serves as investment adviser for each of the Fund's Portfolios, except for Index Equity, European Equity and Asia Pacific Equity Portfolios. BlackRock Financial Management, Inc. ("BFM"), a wholly-owned subsidiary of BlackRock, serves as the sub-adviser for the Balanced Portfolio. BlackRock International, Ltd. ("BIL"), an indirect wholly-owned subsidiary of BlackRock, serves as the investment advisor for the European Equity and Asia Pacific Equity Portfolios and serves as the sub-adviser for the International Equity, International Small Cap Equity and International Emerging Markets Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

     For their advisory services, BlackRock and BIL (with respect to the European Equity and Asia Pacific Equity Portfolios) are entitled to receive fees at the following annual rates, computed daily and payable monthly, based on each Portfolio's average daily net assets:


----
96
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

     Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity, and Balanced Portfolios -- .55% of the first $1 billion, .50% of the next $1 billion, .475% of the next $1 billion and ..45% of net assets in excess of $3 billion.

     Mid-Cap Value Equity and Mid-Cap Growth Equity -- .80% of the first $1 billion, .70% of the next $1 billion, .675% of the next $1 billion and .625% of net assets in excess of $3 billion.

     Micro-Cap Equity Portfolio -- 1.10% of the first $1 billion, 1.05% of the next $1 billion, 1.025% of the next $1 billion and 1.00% of the net assets in excess of $3 billion.

     Global Science & Technology, European Equity and Asia Pacific Equity Portfolios -- .90% of the first $1 billion, .85% of the next $1 billion, .80% of the next $1 billion and .75% of net assets in excess of $3 billion.

     International Equity Portfolio -- .75% of the first $1 billion, .70% of the next $1 billion, .675% of the next $1 billion and .65% of net assets in excess of $3 billion.

     International Small Cap Equity -- 1.00% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% of net assets in excess of $3 billion.

     International Emerging Markets Portfolio -- 1.25% of the first $1 billion, 1.20% of the next $1 billion, 1.155% of the next $1 billion and 1.10% of net assets in excess of $3 billion.

     For the six months ended March 31, 2002, advisory fees and waivers for each portfolio were as follows:

                                                          Gross                                  Net
                                                      Advisory Fee           Waiver         Advisory Fee
                                                      -------------         --------        ------------
     Large Cap Value Equity Portfolio ............     $4,232,214           $191,567         $4,040,647
     Large Cap Growth Equity Portfolio ...........      2,064,526            135,103          1,929,423
     Mid-Cap Value Equity Portfolio ..............        914,010              2,465            911,545
     Mid-Cap Growth Equity Portfolio .............      1,814,376                 --          1,814,376
     Small Cap Value Equity Portfolio ............      1,120,735              1,000          1,119,735
     Small Cap Growth Equity Portfolio ...........      2,692,999             10,487          2,682,512
     Micro-Cap Equity Portfolio ..................      1,216,004             24,935          1,191,069
     Global Science & Technology Portfolio .......        260,860             26,398            234,462
     European Equity Portfolio ...................         46,859              8,469             38,390
     International Equity Portfolio ..............      1,802,873            132,730          1,670,143
     International Small Cap Equity Portfolio ....        669,679             56,514            613,165
     Asia Pacific Equity Portfolio ...............          9,203              9,203                 --
     International Emerging Markets Portfolio ....        263,960             26,781            237,179
     Select Equity Portfolio .....................      2,494,162            173,575          2,320,587
     Balanced Portfolio ..........................      1,260,544             16,736          1,243,808

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. BIL and the Fund have entered into a series of annual expense limitation agreements beginning June 6, 2000, with respect to the European Equity and Asia Pacific Portfolios. The agreements set a limit on certain of the operating expenses of each Portfolio for the next year and require BlackRock or BIL to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to expenses charged on Portfolio assets as a whole, but not expenses separately charged to the different share classes of a Portfolio.

     If in the following two years the operating expenses of a Portfolio that previously received a waiver or reimbursement from BlackRock or BIL are less than the expense limit for that Portfolio, the Portfolio is required to repay BlackRock or BIL up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) BlackRock or BIL continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock or BIL on a quarterly basis.


                                                                            ----
                                                                             97
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At March 31, 2002, the expense limits as a percentage of average daily net assets and amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                                                                                                      Total Waivers
                                                             Expiring              Expiring            Expiring        Subject To
                                                          January 31, 2003     January 31, 2004    January 31, 2005   Reimbursement
                                                          ----------------     -----------------   ----------------   -------------
     Large Cap Value Equity Portfolio ...............     0.630%  $     --          $207,316            $88,913         $296,229
     Large Cap Growth Equity Portfolio ..............     0.650%        --           246,565             46,395          292,960
     Mid-Cap Value Equity Portfolio .................     0.995%        --                --              2,465            2,465
     Mid-Cap Growth Equity Portfolio ................     0.995%        --                --                 --               --
     Small Cap Value Equity Portfolio ...............     0.705%        --                --              1,000            1,000
     Small Cap Growth Equity Portfolio ..............     0.690%        --                --             10,487           10,487
     Micro-Cap Equity Portfolio .....................     1.305%        --            67,067             14,605           81,672
     Global Science & Technology Portfolio ..........     1.025%   357,260            96,594             10,192          464,046
     European Equity Portfolio ......................     1.275%    43,830            71,767              4,380          119,977
     International Equity Portfolio .................     0.900%   105,923           195,185             18,083          319,191
     International Small Cap Equity Portfolio .......     1.155%   326,434           113,174             22,321          461,929
     Asia Pacific Equity Portfolio ..................     1.275%    32,676           109,348              8,659          150,683
     International Emerging Markets Portfolio .......     1.565%     4,226            60,852              9,425           74,503
     Select Equity Portfolio ........................     0.645%       600           232,450             67,455          300,505
     Index Equity Portfolio .........................     0.150%        --                --                 --               --
     Balanced Portfolio .............................     0.690%        --            91,242              7,822           99,064

     BlackRock pays BIL and BFM fees for their sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc., and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .085% of the first $500 million, .075% of the next $500 million and .065% of assets in excess of $1 billion. In addition, each of the classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: .145% of the first $500 million, .135% of the next $500 million, and ..125% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio.

     For the six months ended March 31, 2002, administration fees and waivers for each Portfolio were as follows:

                                                              Gross                                   Net
                                                         Administration                         Administration
                                                               Fee               Waiver               Fee
                                                         ---------------       ----------       --------------
     Large Cap Value Equity Portfolio ..............        $1,663,091          $     --          $1,663,091
     Large Cap Growth Equity Portfolio .............           838,137                --             838,137
     Mid-Cap Value Equity Portfolio ................           262,777                --             262,777
     Mid-Cap Growth Equity Portfolio ...............           521,633                --             521,633
     Small Cap Value Equity Portfolio ..............           468,671                --             468,671
     Small Cap Growth Equity Portfolio .............         1,077,860                --           1,077,860
     Micro-Cap Equity Portfolio ....................           254,255                --             254,255
     Global Science & Technology Portfolio .........            66,664                --              66,664
     European Equity Portfolio .....................            11,975                --              11,975
     International Equity Portfolio ................           551,626                --             551,626
     International Small Cap Equity Portfolio ......           154,026                --             154,026
     Asia Pacific Equity Portfolio .................             2,352             2,352                  --
     International Emerging Markets Portfolio ......            48,569                --              48,569
     Select Equity Portfolio .......................         1,002,143                --           1,002,143
     Index Equity Portfolio ........................         1,824,677           495,130           1,329,547
     Balanced Portfolio                                        525,564                --             525,564

     Prior to February 1, 1999, BlackRock may have, at its discretion, waived all or any portion of its advisory fees for any Portfolio.


----
 98
----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), Investor Shares of the Portfolios bear the expense of payments
("distribution fees") made to BlackRock Distributors, Inc., an indirect subsidiary of The PNC Financial Services Group, Inc., as the Fund's distributor (the "Distributor"), or affiliates of PNC Bank, for distribution and sales support services. Under the Plan, the Fund has entered into arrangements with various service organizations (including PNC Bank and its affiliates) that provide support services to their customers who are the beneficial owners of shares in each Investor Class and the Service Class. Refer to the fee table in the Notes to Financial Statements for fee information.

      (C) PURCHASES AND SALES OF SECURITIES

     For the six months ended March 31, 2002, purchases and sales of securities, other than short-term and government securities, were as follows:

                                                           Purchases               Sales
                                                        --------------         --------------
     Large Cap Value Equity Portfolio ............      $  926,585,607         $1,313,653,092
     Large Cap Growth Equity Portfolio ...........         547,190,248            730,944,805
     Mid-Cap Value Equity Portfolio ..............         358,337,279            447,761,012
     Mid-Cap Growth Equity Portfolio .............         777,170,901            847,936,082
     Small Cap Value Equity Portfolio ............         533,714,873            680,623,795
     Small Cap Growth Equity Portfolio ...........       1,246,136,447          1,637,999,348
     Micro-Cap Equity Portfolio ..................         373,556,447            413,910,877
     Global Science & Technology Portfolio .......         178,310,630            182,704,982
     European Equity Portfolio ...................           6,167,935              5,498,857
     International Equity Portfolio ..............         653,113,133            726,358,302
     International Small Cap Equity Portfolio ....          81,289,849             90,238,499
     Asia Pacific Equity Portfolio ...............           1,107,556              1,087,208
     International Emerging Markets Portfolio ....          96,109,205             21,023,148
     Select Equity Portfolio .....................         955,690,735            739,806,630
     Balanced Portfolio ..........................         228,513,386            443,044,956



     For the six months ended March 31, 2002, purchases and sales of government securities were as follows:

                                                           Purchases               Sales
                                                        --------------          -------------
     Mid-Cap Growth Equity Portfolio .............        $ 37,486,262           $ 12,398,661
     Global Science & Technology Portfolio .......           2,999,048                     --
     European Equity Portfolio ...................             499,841                     --
     International Equity Portfolio ..............           2,999,048                     --
     Balanced Portfolio ..........................         170,882,659            174,130,302

                                                                            ----
                                                                             99
                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

(D)    CAPITAL SHARES

     Transactions in capital shares for each period were as follows:

                                                                       Large Cap Value Equity Portfolio
                                                      ----------------------------------------------------------------------
                                                        For the Six Months Ended                  For the Year Ended
                                                                 3/31/02                                9/30/01
                                                      ------------------------------        --------------------------------
                                                               (Unaudited)
                                                         Shares            Value               Shares             Value
                                                      -----------      -------------        -----------       -------------
Shares sold:
     Institutional Class ..........................     6,139,627      $  78,632,836         20,064,051       $ 288,132,216
     Service Class ................................     2,595,326         33,110,165          6,810,933          97,611,984
     Investor A Class .............................    11,703,939        149,327,454          9,782,875         138,501,911
     Investor B Class .............................       305,886          3,853,540            671,619           9,290,654
     Investor C Class .............................       363,883          4,605,290            680,352           9,599,748
Shares issued in reinvestment of dividends:
     Institutional Class ..........................     2,300,498         29,614,025          7,930,253         110,141,760
     Service Class ................................       537,391          6,917,923          2,130,672          29,564,609
     Investor A Class .............................       142,692          1,834,100            284,010           3,937,372
     Investor B Class .............................        46,100            584,551            135,150           1,853,178
     Investor C Class .............................         6,696             84,973             16,638             228,330
Shares redeemed:
     Institutional Class ..........................   (31,761,282)      (407,537,794)       (41,640,176)       (598,937,232)
     Service Class ................................   (12,890,183)      (164,350,115)       (11,121,897)       (157,534,721)
     Investor A Class .............................    (5,812,168)       (73,964,406)        (9,238,849)       (132,160,705)
     Investor B Class .............................      (271,173)        (3,397,307)          (544,215)         (7,568,262)
     Investor C Class .............................      (351,857)        (4,391,907)          (422,413)         (5,953,406)
                                                      -----------      -------------        -----------       -------------
Net decrease ......................................   (26,944,625)     $(345,076,672)       (14,460,997)      $(213,292,564)
                                                      ===========      =============        ===========       =============


                                                                       Large Cap Growth Equity Portfolio
                                                      ---------------------------------------------------------------------
                                                        For the Six Months Ended                  For the Year Ended
                                                                 3/31/02                                9/30/01
                                                      ------------------------------        -------------------------------
                                                               (Unaudited)
                                                        Shares            Value               Shares             Value
                                                      -----------      -------------        -----------       -------------
Shares sold:
     Institutional Class ..........................     4,276,770      $  42,801,190         21,012,749       $ 287,480,482
     Service Class ................................     7,124,454         72,344,284         15,009,325         205,676,108
     Investor A Class .............................    11,844,672        118,314,676         17,068,436         225,676,854
     Investor B Class .............................       137,617          1,303,497            810,005          11,883,342
     Investor C Class .............................       106,983          1,002,162            341,707           4,922,054
Shares issued in reinvestment of dividends:
     Institutional Class ..........................            --                 --          7,208,616         127,159,986
     Service Class ................................            --                 --          2,020,157          35,271,942
     Investor A Class .............................            --                 --            538,785           9,331,767
     Investor B Class .............................            --                 --            422,419           6,940,342
     Investor C Class .............................            --                 --             50,570             828,849
Shares redeemed:
     Institutional Class ..........................   (27,513,948)      (280,500,282)       (20,193,705)       (267,118,932)
     Service Class ................................    (8,112,391)       (81,755,377)       (11,686,822)       (156,743,837)
     Investor A Class .............................    (9,317,362)       (93,184,841)       (17,345,634)       (227,097,177)
     Investor B Class .............................      (447,930)        (4,194,427)        (1,086,139)        (13,682,752)
     Investor C Class .............................      (149,594)        (1,386,925)          (358,461)         (4,622,373)
                                                      -----------      -------------        -----------       -------------
Net increase (decrease) ...........................   (22,050,729)     $(225,256,043)        13,812,008       $ 245,906,655
                                                      ===========      =============        ===========       =============


-----
 100
-----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                                                                Mid-Cap Value Equity Portfolio
                                                      ---------------------------------------------------------------------
                                                         For the Six Months Ended                  For the Year Ended
                                                                  3/31/02                                9/30/01
                                                      ------------------------------        -------------------------------
                                                              (Unaudited)
                                                        Shares            Value               Shares             Value
                                                      -----------      -------------        -----------       -------------
Shares sold:
     Institutional Class ..........................       892,720      $  10,905,298          8,398,367        $105,253,748
     Service Class ................................       973,895         12,171,757          2,646,469          32,978,095
     Investor A Class .............................       795,554          9,999,929            240,022           3,004,409
     Investor B Class .............................       103,380          1,261,729            440,424           5,434,625
     Investor C Class .............................        42,068            506,216            304,988           3,804,823
Shares issued in reinvestment of dividends:
     Institutional Class ..........................        10,871            134,477            298,557           3,623,192
     Service Class ................................            --                 --             35,051             425,287
     Investor A Class .............................            --                 --              5,447              65,792
     Investor B Class .............................            --                 --              5,949              70,910
     Investor C Class .............................            --                 --              1,468              17,501
Shares redeemed:
     Institutional Class ..........................    (8,072,254)      (100,007,329)        (7,421,641)        (93,094,402)
     Service Class ................................      (832,176)       (10,286,836)        (1,831,586)        (22,096,943)
     Investor A Class .............................      (756,184)        (9,605,040)          (142,739)         (1,782,394)
     Investor B Class .............................       (74,250)          (899,173)          (124,630)         (1,518,703)
     Investor C Class .............................       (42,212)          (505,749)          (139,185)         (1,724,267)
                                                       ----------      -------------          ---------        ------------
Net increase (decrease) ...........................    (6,958,588)     $ (86,324,721)         2,716,961        $ 34,461,673
                                                       ==========      =============          =========        ============


                                                                           Mid-Cap Growth Equity Portfolio
                                                      ---------------------------------------------------------------------
                                                        For the Six Months Ended                  For the Year Ended
                                                                3/31/02                                9/30/01
                                                      ------------------------------        -------------------------------
                                                              (Unaudited)
                                                        Shares            Value               Shares             Value
                                                      -----------      -------------        -----------       -------------
Shares sold:
     Institutional Class ..........................    19,923,495      $ 164,728,876         35,086,037       $ 369,414,636
     Service Class ................................     4,250,470         36,169,802          5,067,995          56,870,206
     Investor A Class .............................    13,814,534        112,606,252         10,899,166         117,835,663
     Investor B Class .............................       686,867          5,298,300          3,301,645          38,825,762
     Investor C Class .............................       287,653          2,208,700          1,891,067          22,985,301
Shares issued in reinvestment of dividends:
     Institutional Class ..........................            --                 --          9,885,787         137,807,873
     Service Class ................................            --                 --          1,113,554          15,177,743
     Investor A Class .............................            --                 --          1,489,625          19,960,798
     Investor B Class .............................            --                 --          2,066,370          26,325,557
     Investor C Class .............................            --                 --            682,854           8,692,724
Shares redeemed:
     Institutional Class ..........................   (33,507,788)      (279,525,027)       (29,762,539)       (316,464,509)
     Service Class ................................    (2,880,972)       (23,808,908)        (3,004,036)        (31,861,882)
     Investor A Class .............................   (13,681,140)      (111,327,369)       (10,265,835)       (108,782,258)
     Investor B Class .............................      (897,527)        (6,869,181)        (2,695,101)        (29,602,592)
     Investor C Class .............................      (623,680)        (4,769,528)        (1,900,590)        (20,698,702)
                                                      -----------      -------------        -----------       -------------
Net increase (decrease) ...........................   (12,628,088)     $(105,288,083)        23,855,999       $ 306,486,320
                                                      ===========      =============         ==========       =============

                                                                           -----
                                                                            101
                                                                           -----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                                                          Small Cap Value Equity Portfolio
                                                      ---------------------------------------------------------------------
                                                        For the Six Months Ended                  For the Year Ended
                                                                3/31/02                                9/30/01
                                                      ------------------------------        -------------------------------
                                                               (Unaudited)
                                                        Shares            Value               Shares             Value
                                                      -----------      -------------        -----------       -------------
Shares sold:
     Institutional Class ..........................     2,726,817      $  42,652,873          4,786,782       $  82,047,270
     Service Class ................................       527,922          8,197,340          2,339,408          41,523,139
     Investor A Class .............................     4,722,644         74,288,120          2,911,257          51,724,773
     Investor B Class .............................       245,320          3,611,369            436,371           7,252,393
     Investor C Class .............................       382,640          5,704,994            665,881          11,209,321
Shares issued in reinvestment of dividends:
     Institutional Class ..........................     2,792,712         41,431,388          1,339,745          21,224,498
     Service Class ................................       331,948          4,919,466            174,806           2,766,358
     Investor A Class .............................       317,182          4,700,635             70,093           1,107,702
     Investor B Class .............................       106,062          1,501,828             32,973             502,392
     Investor C Class .............................        29,802            422,293              5,229              79,677
Shares redeemed:
     Institutional Class ..........................   (12,315,425)      (195,375,401)       (10,945,240)       (187,823,938)
     Service Class ................................    (2,520,511)       (39,420,493)        (2,583,656)        (45,375,411)
     Investor A Class .............................    (2,873,054)       (45,313,356)        (2,743,337)        (48,681,066)
     Investor B Class .............................      (195,618)        (2,880,017)          (117,999)         (1,915,888)
     Investor C Class .............................      (315,961)        (4,732,994)          (500,281)         (8,477,917)
                                                      -----------      -------------        -----------       -------------
Net decrease ......................................    (6,037,520)     $(100,291,955)        (4,127,968)      $ (72,836,697)
                                                      ===========      =============        ===========       =============


                                                                               Small Cap Growth Equity Portfolio
                                                      ---------------------------------------------------------------------
                                                        For the Six Months Ended                  For the Year Ended
                                                                3/31/02                                9/30/01
                                                      ------------------------------        -------------------------------
                                                              (Unaudited)
                                                        Shares            Value               Shares             Value
                                                      -----------      -------------        -----------       -------------
Shares sold:
     Institutional Class ..........................     5,827,326      $  73,276,338         21,202,514       $ 396,476,097
     Service Class ................................     2,324,141         28,800,490          4,313,196          76,361,308
     Investor A Class .............................    27,275,274        325,464,123         20,472,663         344,136,550
     Investor B Class .............................       202,912          2,282,294          1,044,498          18,688,301
     Investor C Class .............................       199,762          2,221,820          1,124,120          20,143,147
Shares issued in reinvestment of dividends:
     Institutional Class ..........................            --                 --         20,215,568         431,637,657
     Service Class ................................            --                 --          3,829,667          79,044,333
     Investor A Class .............................            --                 --          1,115,747          22,605,024
     Investor B Class .............................            --                 --            828,041          15,774,175
     Investor C Class .............................            --                 --            301,794           5,746,160
Shares redeemed:
     Institutional Class ..........................   (36,091,914)      (457,195,555)       (31,023,537)       (554,700,532)
     Service Class ................................    (8,685,935)      (106,678,286)        (4,767,893)        (78,173,158)
     Investor A Class .............................   (21,173,198)      (252,367,017)       (19,006,230)       (313,909,212)
     Investor B Class .............................      (462,978)        (5,142,640)        (1,178,838)        (18,745,689)
     Investor C Class .............................      (465,341)        (5,157,650)        (1,168,405)        (18,995,030)
                                                      -----------      -------------        -----------       -------------
Net increase (decrease) ...........................   (31,049,951)     $(394,496,083)        17,302,905       $ 426,089,131
                                                      ===========      =============        ===========       =============


-----
 102
-----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                                                             Micro-Cap Equity Portfolio
                                                       --------------------------------------------------------------------
                                                         For the Six Months Ended                  For the Year Ended
                                                                3/31/02                                9/30/01
                                                       -----------------------------         ------------------------------
                                                              (Unaudited)
                                                         Shares             Value               Shares             Value
                                                       ----------       ------------         ----------        ------------
Shares sold:
     Institutional Class ..........................       168,467       $  3,379,087            435,498        $ 10,796,126
     Service Class ................................         5,615            115,914              4,738             102,400
     Investor A Class .............................       405,715          7,808,303            898,522          21,602,364
     Investor B Class .............................       110,546          2,068,770            675,127          17,609,404
     Investor C Class .............................        65,481          1,230,061            571,637          14,662,138
Shares issued in reinvestment of dividends:
     Institutional Class ..........................        13,217            276,772            441,837          11,964,918
     Service Class ................................           509             10,544             12,279             328,969
     Investor A Class .............................        30,141            621,197            881,076          23,489,495
     Investor B Class .............................        21,250            426,695          1,240,337          32,236,368
     Investor C Class .............................         8,599            172,577            561,234          14,580,858
Shares redeemed:
     Institutional Class ..........................      (640,210)       (12,574,990)        (1,207,745)        (32,068,664)
     Service Class ................................       (19,015)          (371,977)           (19,175)           (580,743)
     Investor A Class .............................      (715,869)       (13,884,916)        (2,210,360)        (52,430,420)
     Investor B Class .............................      (480,890)        (9,083,474)        (2,037,050)        (46,406,985)
     Investor C Class .............................      (364,804)        (6,877,067)        (1,665,620)        (39,803,653)
                                                       ----------       ------------         ----------        ------------
Net decrease ......................................    (1,391,248)      $(26,682,504)        (1,417,665)       $(23,917,425)
                                                       ==========       ============         ==========        ============


                                                                        Global Science & Technology Portfolio
                                                       --------------------------------------------------------------------
                                                         For the Six Months Ended                  For the Year Ended
                                                                3/31/02                                9/30/01
                                                       -----------------------------         ------------------------------
                                                               (Unaudited)
                                                         Shares             Value              Shares             Value
                                                       ----------        -----------         ----------        ------------
Shares sold:
     Institutional Class ..........................        45,470          $ 247,452          1,332,412        $ 12,592,459
     Service Class ................................         3,637             20,000              8,942              90,118
     Investor A Class .............................       367,949          2,006,087          1,697,511          16,578,038
     Investor B Class .............................       257,818          1,401,191          2,265,740          21,734,135
     Investor C Class .............................        95,482            509,850          1,314,203          12,675,467
Shares redeemed:
     Institutional Class ..........................      (631,400)        (3,476,828)        (1,412,744)        (10,985,439)
     Service Class ................................            --                 --             (5,980)            (49,872)
     Investor A Class .............................      (659,555)        (3,679,134)        (1,698,625)        (13,071,732)
     Investor B Class .............................      (520,150)        (2,823,184)        (2,006,176)        (14,963,381)
     Investor C Class .............................      (295,055)        (1,590,716)        (1,046,967)         (7,825,038)
                                                       ----------        -----------         ----------        ------------
Net increase (decrease) ...........................    (1,335,804)       $(7,385,282)           448,316        $ 16,774,755
                                                       ==========        ===========         ==========        ============

                                                                           -----
                                                                            103
                                                                           -----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                                                                 European Equity Portfolio
                                                       --------------------------------------------------------------------
                                                         For the Six Months Ended                  For the Year Ended
                                                                3/31/02                                9/30/01
                                                       -----------------------------         ------------------------------
                                                               (Unaudited)
                                                         Shares             Value              Shares             Value
                                                       ----------        -----------         ----------        ------------
Shares sold:
     Institutional Class ..........................     1,065,416        $ 7,922,328          1,222,854         $10,748,968
     Service Class ................................       123,770            901,189            129,492           1,094,595
     Investor A Class .............................       110,209            818,219            189,393           1,599,635
     Investor B Class .............................         5,496             40,305            314,862           2,881,577
     Investor C Class .............................         9,049             67,300            102,980             962,591
Shares issued in reinvestment of dividends:
     Institutional Class ..........................         5,045             37,032                568               5,227
     Service Class ................................            --                  2                 --                  --
     Investor A Class .............................         1,542             11,350                 --                  --
     Investor B Class .............................         1,015              7,437                 --                  --
     Investor C Class .............................           213              1,562                 --                  --
Shares redeemed:
     Institutional Class ..........................    (1,009,431)        (7,560,368)          (945,062)         (8,173,359)
     Service Class ................................       (17,750)          (129,216)          (120,617)         (1,028,105)
     Investor A Class .............................      (140,917)        (1,053,209)          (105,795)           (816,928)
     Investor B Class .............................       (18,143)          (134,498)           (65,837)           (548,075)
     Investor C Class .............................       (16,300)          (120,886)            (8,442)            (75,144)
                                                       ----------        -----------         ----------         -----------
Net increase ......................................       119,214          $ 808,547            714,396         $ 6,650,982
                                                       ==========        ===========         ==========         ===========


                                                                              International Equity Portfolio
                                                       --------------------------------------------------------------------
                                                         For the Six Months Ended                  For the Year Ended
                                                                3/31/02                                9/30/01
                                                       -----------------------------         ------------------------------
                                                               (Unaudited)
                                                         Shares             Value              Shares             Value
                                                       ----------        -----------         ----------        ------------
Shares sold:
     Institutional Class ..........................    26,612,915      $ 225,547,939         49,454,871      $  497,572,273
     Service Class ................................     5,645,249         47,179,111         19,496,882         195,203,081
     Investor A Class .............................    25,758,551        213,299,672        119,620,539       1,200,648,887
     Investor B Class .............................         8,138             66,001             74,084             782,458
     Investor C Class .............................     7,526,718         60,165,670          6,596,633          62,214,971
Shares issued in reinvestment of dividends:
     Institutional Class ..........................       231,462          1,969,738         11,188,570         125,311,984
     Service Class ................................        44,655            375,102          1,824,691          20,254,071
     Investor A Class .............................        14,407            119,864            375,723           4,191,495
     Investor B Class .............................         2,329             18,749             90,287             969,680
     Investor C Class .............................           404              3,259              8,183              87,886
Shares redeemed:
     Institutional Class ..........................   (34,574,363)      (295,183,208)       (90,313,141)       (983,245,066)
     Service Class ................................    (8,088,982)       (68,133,872)       (21,366,811)       (215,329,127)
     Investor A Class .............................   (29,229,098)      (243,780,071)      (116,095,315)     (1,179,928,546)
     Investor B Class .............................       (66,628)          (536,698)          (246,060)         (2,479,948)
     Investor C Class .............................    (7,663,391)       (62,035,481)        (6,463,027)        (61,162,229)
                                                      -----------      -------------        -----------      --------------
Net decrease ......................................   (13,777,634)     $(120,924,225)       (25,753,891)     $ (334,908,130)
                                                      ===========      =============        ===========      ==============


-----
 104
-----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                                                        International Small Cap Equity Portfolio
                                                       --------------------------------------------------------------------
                                                         For the Six Months Ended                  For the Year Ended
                                                                3/31/02                                9/30/01
                                                       -----------------------------         ------------------------------
                                                               (Unaudited)
                                                         Shares             Value              Shares             Value
                                                       ----------        -----------         ----------        ------------
Shares sold:
     Institutional Class ..........................     2,354,046      $  38,284,219          6,092,426       $ 114,066,756
     Service Class ................................       134,944          2,057,716          1,756,467          32,757,997
     Investor A Class .............................     7,675,282        116,974,894         13,559,205         231,973,515
     Investor B Class .............................       269,144          4,302,681            378,978           6,794,908
     Investor C Class .............................     1,121,067         16,832,872          3,257,516          55,875,100
Shares issued in reinvestment of dividends:
     Institutional Class ..........................            --                 --              5,276             108,375
     Service Class ................................            --                 --                 37                 757
     Investor A Class .............................            --                 --              2,368              48,173
     Investor B Class .............................            --                 --              3,329              66,838
     Investor C Class .............................            --                 --              2,089              41,952
Shares redeemed:
     Institutional Class ..........................    (3,080,972)       (49,910,775)        (5,796,525)       (104,887,948)
     Service Class ................................      (156,827)        (2,405,846)        (1,742,756)        (31,164,509)
     Investor A Class .............................    (8,136,538)      (124,228,730)       (13,407,919)       (231,019,968)
     Investor B Class .............................      (408,106)        (6,428,578)          (979,958)        (17,499,137)
     Investor C Class .............................    (1,398,167)       (21,076,545)        (3,774,302)        (65,845,278)
                                                       ----------        -----------         ----------       -------------
Net decrease ......................................    (1,626,127)     $ (25,598,092)          (643,769)      $  (8,682,469)
                                                       ==========      =============         ==========       =============

                                                                                Asia Pacific Equity Portfolio
                                                         ------------------------------------------------------------------
                                                           For the Six Months Ended                  For the Year Ended
                                                                  3/31/02                                9/30/01
                                                         ---------------------------         ------------------------------
                                                               (Unaudited)
                                                          Shares             Value              Shares             Value
                                                         --------          ---------           --------        ------------
Shares sold:
     Institutional Class ..........................            --          $      --            142,935         $ 1,187,900
     Service Class ................................            --                 --            234,620           1,787,651
     Investor A Class .............................       136,752            835,723            224,138           1,608,469
     Investor B Class .............................            --                 --                909               7,345
     Investor C Class .............................        75,116            457,384                  1                  --
Shares issued in reinvestment of dividends:
     Institutional Class ..........................            --                 --                323               2,741
     Service Class ................................            --                 --                 --                   2
     Investor A Class .............................            --                 --                 96                 812
     Investor B Class .............................            --                 --                 14                 117
     Investor C Class .............................            --                 --                  6                  54
Shares redeemed:
     Institutional Class ..........................        (1,373)            (8,496)          (133,733)           (940,169)
     Service Class ................................            --                 --           (234,620)         (1,801,902)
     Investor A Class .............................      (133,233)          (828,586)          (223,354)         (1,607,030)
     Investor B Class .............................          (646)            (3,994)              (534)             (4,968)
     Investor C Class .............................       (75,164)          (462,044)                --                  --
                                                         --------          ---------           --------         -----------
Net increase (decrease) ...........................         1,452          $ (10,013)            10,801         $   241,022
                                                         ========          =========           ========         ===========

                                                                           -----
                                                                            105
                                                                           -----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                                                       International Emerging Markets Portfolio
                                                       --------------------------------------------------------------------
                                                         For the Six Months Ended                  For the Year Ended
                                                                3/31/02                                9/30/01
                                                       -----------------------------         ------------------------------
                                                               (Unaudited)
                                                         Shares             Value              Shares             Value
                                                       ----------        -----------         ----------        ------------
Shares sold:
     Institutional Class ..........................     2,446,160       $ 10,792,251          6,116,338       $ 31,009,243
     Service Class ................................       428,125          1,903,532          1,490,900          7,802,258
     Investor A Class .............................     4,026,832         16,924,659         12,280,204         60,349,097
     Investor B Class .............................         9,798             47,797             60,061            329,169
     Investor C Class .............................        10,381             49,966             55,551            288,842
Shares issued in reinvestment of dividends:
     Institutional Class ..........................            --                 --            153,787            779,698
     Service Class ................................            --                 --                 --                 --
     Investor A Class .............................            --                 --                 --                 --
     Investor B Class .............................            --                 --                 --                 --
     Investor C Class .............................            --                 --                 --                 --
Shares redeemed:
     Institutional Class ..........................    (3,055,766)       (14,428,580)       (14,606,613)       (77,088,534)
     Service Class ................................      (727,839)        (3,308,154)        (5,204,623)       (27,552,592)
     Investor A Class .............................    (4,627,957)       (19,795,293)       (11,897,534)       (59,312,351)
     Investor B Class .............................       (20,157)           (96,754)           (84,381)          (433,483)
     Investor C Class .............................        (6,742)           (33,040)           (73,011)          (363,883)
                                                       ----------       ------------        -----------       -------------
Net decrease ......................................    (1,517,165)      $ (7,943,616)       (11,709,321)      $(64,192,536)
                                                       ==========       ============        ===========       ============



                                                                                Select Equity Portfolio
                                                       --------------------------------------------------------------------
                                                         For the Six Months Ended                  For the Year Ended
                                                                3/31/02                                9/30/01
                                                      ------------------------------        -------------------------------
                                                               (Unaudited)
                                                        Shares             Value               Shares             Value
                                                      -----------      -------------        -----------       -------------
Shares sold:
     Institutional Class ..........................     3,003,841      $  35,895,708         10,896,169       $ 162,915,751
     Service Class ................................     2,311,203         27,747,287          6,120,528          89,418,221
     Investor A Class .............................     6,321,237         76,392,739          1,734,408          25,048,026
     Investor B Class .............................        96,646          1,128,370            408,999           6,089,156
     Investor C Class .............................     1,064,963         12,279,204            144,082           2,216,876
Shares issued in reinvestment of dividends:
     Institutional Class ..........................            --                 --         11,533,752         185,620,001
     Service Class ................................            --                 --          2,192,936          35,185,321
     Investor A Class .............................            --                 --            554,612           8,888,629
     Investor B Class .............................            --                 --            658,711          10,262,716
     Investor C Class .............................            --                 --             36,221             563,964
Shares redeemed:
     Institutional Class ..........................   (25,393,208)      (307,713,388)       (25,876,993)       (373,097,304)
     Service Class ................................    (4,175,355)       (50,596,693)        (6,739,070)        (94,123,656)
     Investor A Class .............................    (5,862,412)       (70,504,685)        (2,648,039)        (37,944,871)
     Investor B Class .............................      (439,087)        (5,067,659)        (1,359,659)        (19,101,034)
     Investor C Class .............................    (1,070,446)       (12,361,988)          (363,592)         (5,519,649)
                                                      -----------      -------------        -----------       -------------
Net decrease ......................................   (24,142,618)     $(292,801,105)        (2,706,935)       $ (3,577,853)
                                                      ===========      =============        ===========       =============


-----
 106
-----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                                                                  Index Equity Portfolio
                                                      --------------------------------------------------------------------
                                                         For the Six Months Ended                  For the Year Ended
                                                                3/31/02                                9/30/01
                                                      ------------------------------        -------------------------------
                                                               (Unaudited)
                                                        Shares             Value               Shares             Value
                                                      -----------      -------------        -----------       -------------
Shares sold:
     Institutional Class ..........................    15,256,987      $ 333,117,420         12,726,461       $ 309,400,335
     Service Class ................................       791,677         16,842,061          3,327,217          80,988,172
     Investor A Class .............................    13,526,694        290,323,354          1,839,570          43,916,296
     Investor B Class .............................       887,290         18,830,801          2,613,246          62,361,855
     Investor C Class .............................     2,268,395         47,955,621          4,480,767         107,705,966
Shares issued in reinvestment of dividends:
     Institutional Class ..........................        99,521          2,177,713            131,600           2,932,365
     Service Class ................................        14,430            314,780             75,236           1,667,978
     Investor A Class .............................        43,120            939,942             10,694             235,759
     Investor B Class .............................            --                 --                 --                 (13)
     Investor C Class .............................            --                 --                 --                  --
Shares redeemed:
     Institutional Class ..........................    (6,812,800)      (147,639,395)        (9,140,356)       (218,585,026)
     Service Class ................................   (11,608,756)      (248,417,664)        (2,523,728)        (59,043,159)
     Investor A Class .............................    (3,047,334)       (66,214,511)        (1,437,776)        (33,723,683)
     Investor B Class .............................    (1,207,915)       (25,567,050)        (2,542,190)        (59,310,919)
     Investor C Class .............................    (2,339,426)       (49,601,806)        (4,528,254)       (104,439,688)
                                                      -----------      -------------        -----------       -------------
Net increase ......................................     7,871,883      $ 173,061,266          5,032,487       $ 134,106,238
                                                      ===========      =============        ===========       =============


                                                                                   Balanced Portfolio
                                                      --------------------------------------------------------------------
                                                         For the Six Months Ended                  For the Year Ended
                                                                3/31/02                                9/30/01
                                                      ------------------------------        -------------------------------
                                                               (Unaudited)
                                                        Shares             Value               Shares             Value
                                                      -----------      -------------        -----------       -------------
Shares sold:
     Institutional Class ..........................       140,456      $   1,998,861            694,209       $  11,308,309
     Service Class ................................       190,883          2,629,592          1,852,540          30,256,136
     Investor A Class .............................     8,991,986        126,706,287          4,776,132          73,379,718
     Investor B Class .............................       145,212          1,996,767            946,795          14,997,067
     Investor C Class .............................        22,362            305,321            571,444           9,063,347
Shares issued in reinvestment of dividends:
     Institutional Class ..........................        18,513            256,602          2,925,425          47,777,534
     Service Class ................................        22,678            309,351          1,991,967          32,179,460
     Investor A Class .............................       131,662          1,791,974          1,029,937          16,635,910
     Investor B Class .............................        28,516            383,481            762,554          12,257,048
     Investor C Class .............................         1,174             15,788             31,716             509,689
Shares redeemed:
     Institutional Class ..........................   (12,266,241)      (170,068,535)        (7,304,798)       (113,483,809)
     Service Class ................................    (9,556,622)      (134,576,598)        (2,531,661)        (39,508,926)
     Investor A Class .............................    (3,986,317)       (55,129,236)        (5,026,989)        (75,788,846)
     Investor B Class .............................      (705,172)        (9,684,292)        (1,686,516)        (25,733,279)
     Investor C Class .............................      (124,314)        (1,699,863)          (484,846)         (7,333,383)
                                                      -----------      -------------        -----------       -------------
Net decrease ......................................   (16,945,224)     $(234,764,500)        (1,452,091)      $ (13,484,025)
                                                      ===========      =============        ===========       =============

                                                                           -----
                                                                            107
                                                                           -----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     There is a 2%  redemption  fee on shares  redeemed  which have been held 90 days or less on the BlackRock European Equity, International Equity, International Small Cap Equity, Asia Pacific Equity and International Emerging Markets Portfolios. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

     On March 31, 2002, two shareholders held approximately 35% of the outstanding shares of the European Equity Portfolio, one shareholder held approximately 13% of the outstanding shares of the International Small Cap Equity Portfolio, one shareholder held approximately 93% of the outstanding shares of the Asia Pacific Equity Portfolio and one shareholder held approximately 13% of the outstanding shares of the Index Equity Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(E) AT MARCH 31, 2002, NET ASSETS CONSISTED OF:

                                     Large Cap         Large Cap        Mid-Cap         Mid-Cap       Small Cap       Small Cap
                                   Value Equity      Growth Equity   Value Equity    Growth Equity  Value Equity    Growth Equity
                                     Portfolio         Portfolio       Portfolio       Portfolio      Portfolio       Portfolio
                                   --------------    -------------    ------------   -------------   ------------   --------------
Capital paid in ................   $1,206,055,365    $ 903,265,002    $166,803,185   $748,877,434    $284,681,982   $1,429,216,395
Undistributed (accumulated) net
   investment income (loss) ....          104,928         (757,978)        (61,050)    (2,382,630)       (171,520)      (4,139,270)
Accumulated net realized
   gain (loss) on investment
   transactions and futures
   contracts ...................        1,190,205     (403,551,965)     22,728,008   (378,993,116)     61,147,737     (722,477,146)
Net unrealized appreciation
   on investment transactions
   and futures contracts .......      180,712,431      144,111,598      14,810,556     46,623,688      38,807,413      102,054,643
                                   --------------    -------------    ------------   ------------    ------------   --------------
                                   $1,388,062,929    $ 643,066,657    $204,280,699   $414,125,376    $384,465,612   $  804,654,622
                                   ==============    =============    ============   ============    ============   ==============


                                                                                                    International
                                     Micro-Cap       Global Science     European     International    Small Cap
                                      Equity         & Technology        Equity         Equity         Equity
                                     Portfolio         Portfolio        Portfolio      Portfolio      Portfolio
                                    -------------    -------------     -----------   ------------    ------------
Capital paid in ................    $ 298,345,698     $130,519,574     $13,516,314   $639,948,524    $187,600,810
Undistributed (accumulated) net
   investment income (loss) ....       (4,838,224)        (602,648)        (53,142)    (2,698,076)       (749,665)
Accumulated net realized
   loss on investment
   transactions, futures
   contracts and foreign
   exchange contracts ..........     (107,191,578)     (78,912,180)     (2,647,632)  (198,290,632)    (64,507,503)
Net unrealized appreciation
   (depreciation) on
   investment transactions,
   futures contracts and
   foreign currency related
   transactions ................       19,856,407        5,035,962        (101,013)    20,831,976      18,143,073
                                    -------------     ------------     -----------   ------------    ------------
                                    $ 206,172,303     $ 56,040,708     $10,714,527   $459,791,792    $140,486,715
                                    =============     ============     ===========   ============    ============



-----
 108
-----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                           Asia Pacific      International          Select            Index
                                              Equity       Emerging Markets         Equity            Equity           Balanced
                                             Portfolio         Portfolio           Portfolio         Portfolio         Portfolio
                                           ------------    ----------------     -------------     --------------      ------------
Capital paid in ........................    $3,313,450       $127,304,197       $ 731,798,620     $1,718,944,857      $330,872,689
Undistributed (accumulated)
   net investment income (loss) ........        (4,449)          (668,751)            617,338            335,062           323,365
Accumulated net realized loss
   on investment transactions,
   futures contracts, option
   contracts, swap contracts
   and foreign exchange contracts ......    (1,191,605)       (91,014,227)       (135,344,242)       (61,915,388)      (45,519,988)
Net unrealized appreciation
   (depreciation) on investment
   transactions, futures, options,
   swap contracts and foreign
   currency related transactions .......       (24,505)         6,807,628         152,587,619        247,150,135        33,606,119
                                            ----------       ------------       -------------     --------------      ------------
                                            $2,092,891       $ 42,428,847       $ 749,659,335     $1,904,514,666      $319,282,185
                                            ==========       ============       =============     ==============      ============


(F)    CAPITAL LOSS CARRYOVERS

     At September 30, 2001, capital loss carryovers were available to offset possible future realized capital gains as follows:


                                                  Carry Loss            Year of
                                                 Carryforward         Expiration
                                                 -------------        ----------

Large Cap Growth Equity Portfolio:                $11,079,766            2009

Mid-Cap Value Equity Portfolio:                     1,756,958            2009

Mid-Cap Growth Equity Portfolio:                   21,893,482            2009

Micro-Cap Equity Portfolio:                            13,552            2009

Global Science & Technology Portfolio:              5,068,539            2008

                                                    7,130,245            2009

European Equity Portfolio:                            106,346            2009

International Small Cap Equity Portfolio:          31,930,224            2009

International Emerging Markets Portfolio:          24,240,648            2006

                                                      703,087            2007

                                                   33,455,521            2008

                                                    4,369,721            2009

Select Equity Portfolio:                           13,330,826            2009

Balanced Portfolio:                                 6,410,154            2009

     At September 30, 2001, deferred post-October capital losses for the Large Cap Growth Equity Portfolio were $406,638,642, for the Mid-Cap Growth Equity Portfolio were $346,276,766, for the Small Cap Growth Equity Portfolio were $606,685,194, for the Micro-Cap Equity Portfolio were $106,016,074, for the Global Science & Technology Portfolio were $70,162,970, for the European Equity Portfolio were $1,740,504, for the International Equity Portfolio were $144,296,578, for the International Small Cap Equity Portfolio were $32,574,685, for the Asia Pacific Equity Portfolio were $810,090, for the International Emerging Markets Portfolio were $24,162,647, for the Select Equity Portfolio were $77,868,426 and for the Balanced Portfolio were $24,700,796. At September 30, 2001, deferred post-October currency losses for the Global Science & Technology Portfolio were $85,586, for the International Equity Portfolio were $1,742,156 and for the International Emerging Markets Portfolio were $469,821.


                                                                           -----
                                                                            109
                                                                           -----

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        THE DFA INVESTMENT TRUST COMPANY
                          THE U.S. LARGE COMPANY SERIES






                  FOUR MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
                    AND FOR THE YEAR ENDED NOVEMBER 30, 2001

  TABLE OF CONTENTS                             THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------


THE U.S. LARGE COMPANY SERIES

                                                                           Page

Schedules of Investments .................................................. 113

Statements of Assets and Liabilities ...................................... 121

Statement of Operations ................................................... 123

Statements of Changes in Net Assets ....................................... 124

Financial Highlights ...................................................... 125

Notes to Financial Statements ............................................. 126

Report of Independent Certified Public Accountants ........................ 128








 THIS REPORT IS SUBMITTED FOR THE INFORMATION OF THE FUND'S SHAREHOLDERS. IT IS
  NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
                    ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

  SCHEDULE OF INVESTMENTS                       THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
-------------------------------
  The U.S. Large Company Series
-------------------------------
-----------------------------------------------------------------------------
                                                        MARCH 31, 2002
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES           VALUE+
                                                  -------      --------------
COMMON STOCKS-- (99.5%)
  Abbott Laboratories .................           445,700      $   23,443,820
  ACE Limited .........................            74,300           3,098,310
  ADC Telecommunications, Inc. ........           227,400             925,518*
  Adobe Systems, Inc. .................            67,800           2,733,696
  Advanced Micro Devices, Inc. ........            97,300           1,431,283*
  AES Corp. ...........................           152,700           1,374,300*
  Aetna Inc. ..........................            41,500           1,611,030#
  AFLAC, Inc. .........................           149,600           4,413,200#
  Agilent Technologies, Inc. ..........           132,800           4,642,688*
  Air Products & Chemicals, Inc. ......            65,000           3,357,250
  Alberto-Culver Co. Class B ..........            16,500             891,000
  Albertson's, Inc. ...................           116,400           3,857,496
  Alcan Aluminum, Ltd. ................            91,900           3,641,997
  Alcoa, Inc. .........................           242,700           9,159,498
  Allegheny Energy, Inc. ..............            35,800           1,480,330
  Allegheny Teledyne, Inc. ............            23,000             380,420
  Allergan, Inc. ......................            37,400           2,417,910#
  Allied Waste Industries, Inc. .......            56,400             733,200*
  Allstate Corp. ......................           204,200           7,712,634
  Alltel Corp. ........................            89,000           4,943,950
  Altera Corp. ........................           110,300           2,408,401*#
  Ambac, Inc. .........................            30,200           1,783,914
  Amerada Hess Corp. ..................            25,400           2,015,744
  Ameren Corp. ........................            39,400           1,684,350
  American Electric Power Co., Inc. ...            92,300           4,254,107*
  American Express Co. ................           382,200          15,654,912
  American Greetings Corp. Class A ......          18,300             332,145#
  American International Group, Inc. ....         748,200          53,975,148
  American Power Conversion Corp. .......          56,000             827,400
  Amerisource Bergen Corp. ..............          29,800           2,035,340
  Amgen, Inc. ...........................         300,100          17,911,469*
  AMR Corp. .............................          44,300           1,169,963*#
  AmSouth Bancorporation ................         104,400           2,294,712
  Anadarko Petroleum Corp. ..............          71,300           4,024,172
  Analog Devices, Inc. ..................         104,500           4,706,680*
  Andrew Corp. ..........................          23,400             391,365*
  Anheuser-Busch Companies, Inc. ........         253,200          13,217,040
  AOL Time Warner, Inc. .................       1,267,700          29,981,105*
  AON Corp. .............................          77,100           2,698,500
  Apache Corp. ..........................          39,200           2,229,696
  Apple Computer, Inc. ..................         101,200           2,394,898*#
  Applera Corporation - Applied Biosystems
    Group ...............................          60,900           1,361,115
  Applied Materials, Inc. ...............         234,900          12,750,372*
  Applied Micro Circuits Corp. ..........          85,700             686,029*#
  Archer-Daniels Midland Co. ............         187,400           2,610,482
  Ashland, Inc. .........................          19,800             901,098
  AT&T Corp. ............................       1,013,300          15,908,810
  AT&T Wireless Services, Inc. ..........         774,100           6,928,195*
  Autodesk, Inc. ........................          15,700             732,955
  Automatic Data Processing, Inc. .......         177,600          10,348,752
  Autozone, Inc. ........................          30,600           2,106,810*
  Avaya, Inc. ...........................         102,500             756,450*
  Avery Dennison Corp. ..................          31,400           1,916,342
  Avon Products, Inc. ...................          67,600           3,672,032
  B B & T Corp. .........................         132,100           5,034,331
  Baker Hughes, Inc. ....................          96,200           3,679,650
  Ball Corp. ............................          15,700             741,354
  Bank of America Corp. .................         450,600          30,649,812
  Bank Of New York Co., Inc. ............         210,900           8,862,018
  Bank One Corp. ........................         334,200          13,962,876
  Bard (C.R.), Inc. .....................          14,600             862,130
  Barrick Gold Corp. ....................         153,500           2,848,960
  Bausch & Lomb, Inc. ...................          15,400             686,378#
  Baxter International, Inc. ............         169,100          10,064,832



                                                        MARCH 31, 2002
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES            VALUE+
                                                  -------      --------------
  Bear Stearns Companies, Inc. ..........          28,600      $    1,794,650
  Becton Dickinson & Co. ................          74,100           2,795,052
  Bed, Bath & Beyond, Inc. ..............          83,200           2,806,752*
  Bellsouth Corp. .......................         538,000          19,830,680
  Bemis Co., Inc. .......................          15,100             820,685
  Best Buy Co., Inc. ....................          60,600           4,799,520*
  Big Lots, Inc. ........................          32,800             460,840
  Biogen, Inc. ..........................          42,300           2,075,027*
  Biomet, Inc. ..........................          77,400           2,093,283
  Black & Decker Corp. ..................          22,800           1,061,112
  Block (H.& R.), Inc. ..................          52,300           2,324,735
  BMC Software, Inc. ....................          69,500           1,351,775*#
  Boeing Co. ............................         239,800          11,570,350
  Boise Cascade Corp. ...................          16,600             601,584
  Boston Scientific Corp. ...............         115,600           2,900,404*
  Bristol Myers Squibb Co. ..............         554,100          22,435,509
  Broadcom Corp. ........................          75,100           2,696,466*#
  Brown-Forman Corp. Class B ............          19,600           1,426,096
  Brunswick Corp. .......................          25,100             685,732
  Burlington Northern Santa Fe Corp. ....         110,100           3,322,818
  Burlington Resources, Inc. ............          57,600           2,309,184
  Calpine Corp. .........................          87,400           1,109,980*#
  Campbell Soup Co. .....................         117,300           3,143,640#
  Capital One Financial Corp. ...........          61,500           3,926,775
  Cardinal Health, Inc. .................         128,700           9,123,543
  Carnival Corp. ........................         167,900           5,481,935#
  Caterpillar, Inc. .....................          98,300           5,588,355#
  Cendant Corp. .........................         281,100           5,397,120*
  Centex Corp. ..........................          17,500             908,775
  CenturyTel, Inc. ......................          40,500           1,377,000
  Charter One Financial, Inc. ...........          64,400           2,010,568
  ChevronTexaco Corp. ...................         305,500          27,577,485
  Chiron Corp. ..........................          54,300           2,491,556*
  Chubb Corp. ...........................          48,700           3,559,970
  CIENA Corp. ...........................          94,200             845,445*
  CIGNA Corp. ...........................          41,400           4,197,546
  Cincinnati Financial Corp. ............          46,300           2,021,227
  Cinergy Corp. .........................          47,600           1,701,700#
  Cintas Corp. ..........................          48,700           2,427,939
  Circuit City Stores, Inc. (Circuit City Group)   59,800           1,078,792
  Cisco Systems, Inc. ...................       2,100,600          35,552,655*
  Citigroup, Inc. .......................       1,473,400          72,962,768
  Citizens Communications Co. ...........          80,200             862,150*
  Citrix Systems, Inc. ..................          53,700             927,131*
  Clear Channel Communications, Inc. ....         171,200           8,801,392*
  Clorox Co. ............................          66,700           2,910,121
  CMS Energy Corp. ......................          38,100             862,203#
  Coca-Cola Co. .........................         711,600          37,188,216
  Coca-Cola Enterprises, Inc. ...........         127,400           2,392,572#
  Colgate-Palmolive Co. .................         158,000           9,029,700
  Comcast Corp. Class A Special .........         270,600           8,606,433*#
  Comerica, Inc. ........................          51,000           3,191,070
  Compaq Computer Corp. .................         488,000           5,099,600
  Computer Associates International, Inc.         165,400           3,620,606#
  Computer Sciences Corp. ...............          49,000           2,486,750*
  Compuware Corp. .......................         106,900           1,379,545*
  Comverse Technology Inc. ..............          53,300             675,844*
  Conagra Inc. ..........................         153,800           3,729,650
  Concord EFS, Inc. .....................         145,500           4,838,603*
  Conexant Systems, Inc. ................          73,200             881,328*
  Conoco, Inc. ..........................         179,300           5,231,974
  Conseco, Inc. .........................          98,800             357,656*#
  Consolidated Edison, Inc. .............          60,800           2,548,128#
  Constellation Energy Group ............          46,900           1,446,865
  Convergys Corp. .......................          49,300           1,457,801*#
  Cooper Industries, Inc. ...............          26,800           1,124,260


  See accompanying notes to financial statements.


                                                                          -----
                                                                           113
                                                                          -----

  SCHEDULE OF INVESTMENTS                       THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
-------------------------------------------
  The U.S. Large Company Series (Continued)
-------------------------------------------
-----------------------------------------------------------------------------
                                                        MARCH 31, 2002
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES            VALUE+
                                                  -------      --------------
  Cooper Tire & Rubber Co. ..............          20,700      $      448,155
  Coors (Adolph) Co. Class B ............          10,400             701,688
  Corning, Inc. .........................         270,600           2,061,972#
  Costco Wholesale Corp. ................         129,600           5,158,080*
  Countrywide Credit Industries, Inc. ...          35,200           1,575,200#
  Crane Co. .............................          17,100             467,514
  CSX Corp. .............................          61,300           2,336,143
  Cummins Engine Co., Inc. ..............          11,800             557,314#
  CVS Corp. .............................         111,900           3,841,527
  Dana Corp. ............................          42,500             912,475#
  Danaher Corp. .........................          42,600           3,025,452#
  Darden Restaurants, Inc. ..............          33,500           1,359,765
  Deere & Co. ...........................          68,100           3,101,955
  Dell Computer Corp. ...................         746,600          19,482,527*
  Delphi Automotive Systems Corp. .......         160,500           2,566,395
  Delta Air Lines, Inc. .................          35,300           1,155,016
  Deluxe Corp. ..........................          19,000             878,940
  Devon Energy Corp. ....................          44,500           2,148,015#
  Dillards, Inc. Class A ................          24,000             572,640
  Disney (Walt) Co. .....................         584,000          13,478,720
  Dollar General Corp. ..................          95,200           1,549,856
  Dominion Resources, Inc. ..............          75,300           4,906,548#
  Donnelley (R.R) & Sons Co. ............          32,400           1,007,640
  Dover Corp. ...........................          58,100           2,382,100
  Dow Chemical Co. ......................         258,300           8,451,576
  Dow Jones & Co., Inc. .................          24,200           1,408,924
  DTE Energy ............................          46,600           2,120,300#
  Duke Energy Corporation ...............         222,900           8,425,620#
  Dupont (E.I.) de Nemours & Co., Inc. ..         293,600          13,843,240
  Dynegy, Inc. ..........................         100,400           2,911,600
  Eastman Chemical Co. ..................          22,100           1,078,259#
  Eastman Kodak Co. .....................          83,600           2,605,812
  Eaton Corp. ...........................          19,800           1,603,404
  Ecolab, Inc. ..........................          36,600           1,673,352
  Edison International ..................          93,400           1,564,450*
  El Paso Corp. .........................         146,200           6,437,186
  Electronic Data Systems Corp. .........         137,700           7,985,223
  EMC Corp. MA ..........................         634,500           7,563,240*
  Emerson Electric Co. ..................         120,400           6,909,756
  Engelhard Corp. .......................          37,100           1,151,213
  Entergy Corp. .........................          63,300           2,747,853
  EOG Resources, Inc. ...................          33,100           1,342,536
  Equifax, Inc. .........................          41,500           1,240,850
  Equity Office Properties Trust ........         118,700           3,559,813
  Equity Residential Properties Corp. ...          77,600           2,230,224
  Exelon Corp. ..........................          91,900           4,867,943
  Exxon Mobil Corp. .....................       1,959,000          85,862,970
  Family Dollar Stores, Inc. ............          49,400           1,655,394
  Fannie Mae ............................         286,100          22,853,668
  Federal Home Loan Mortgage Corporation          199,100          12,616,967
  Federated Department Stores, Inc. .....          54,900           2,242,665*
  Fedex Corp. ...........................          85,500           4,967,550*
  Fifth Third Bancorp ...................         167,000          11,269,995
  First Data Corp. ......................         109,200           9,527,700
  FirstEnergy Corp. .....................          85,300           2,949,674
  Fiserv, Inc. ..........................          54,600           2,514,330*
  FleetBoston Financial Corp. ...........         299,000          10,465,000
  Fluor Corp. ...........................          22,900             934,091
  Ford Motor Co. ........................         518,700           8,553,363#
  Forest Laboratories, Inc. .............          51,100           4,174,870*
  Fortune Brands, Inc. ..................          42,500           2,098,225
  FPL Group, Inc. .......................          50,400           3,001,320
  Franklin Resources, Inc. ..............          74,900           3,139,808
  Freeport McMoran Copper & Gold, Inc. ..
    Class B .............................          41,200             725,944*
  Gannett Co., Inc. .....................          75,800           5,768,380


                                                        MARCH 31, 2002
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES            VALUE+
                                                  -------      --------------


  Gap, Inc. .............................         247,700      $    3,725,408
  Gateway, Inc. .........................          92,700             585,864*
  General Dynamics Corp. ................          57,800           5,430,310
  General Electric Co. ..................       2,845,500         106,563,975
  General Mills, Inc. ...................         104,600           5,109,710
  General Motors Corp. ..................         159,100           9,617,595#
  Genuine Parts Co. .....................          49,800           1,831,146
  Genzyme Corporation ...................          60,800           2,659,088*
  Georgia-Pacific Corp. .................          65,800           1,970,710#
  Gillette Co. ..........................         302,300          10,281,223
  Golden West Financial Corp. ...........          45,100           2,863,850#
  Goodrich (B.F.) Co. ...................          29,100             920,724
  Goodyear Tire & Rubber Co. ............          46,700           1,194,119#
  Grainger (W.W.), Inc. .................          26,800           1,506,964
  Great Lakes Chemical Corp. ............          14,400             405,648
  Guidant Corp. .........................          87,200           3,777,504*
  Halliburton Co. .......................         122,900           2,097,903
  Harley-Davidson, Inc. .................          86,700           4,779,771
  Harrahs Entertainment, Inc. ...........          32,200           1,425,172*
  Hartford Financial Services Group, Inc.          70,200           4,782,024
  Hasbro, Inc. ..........................          49,500             783,090
  HCA, Inc. .............................         147,500           6,501,800
  Health Management Associates, Inc. ....          69,200           1,434,516*
  Healthsouth Corp. .....................         112,300           1,611,505*
  Heinz (H.J.) Co. ......................         100,200           4,158,300#
  Hercules, Inc. ........................          31,100             413,941*
  Hershey Foods Corp. ...................          38,800           2,659,352#
  Hewlett Packard Co. ...................         556,000           9,974,640
  Hilton Hotels Corp. ...................         105,800           1,512,940
  Home Depot, Inc. ......................         671,200          32,627,032
  Honeywell International, Inc. .........         232,900           8,913,083
  Household International, Inc. .........         131,100           7,446,480
  Humana, Inc. ..........................          48,300             653,499*
  Huntington Bancshares, Inc. ...........          72,000           1,422,000
  Illinois Tool Works, Inc. .............          87,200           6,308,920
  Immunex Corp. .........................         156,000           4,716,660*
  IMS Health, Inc. ......................          84,600           1,899,270
  Inco, Ltd. ............................          52,200           1,021,554*
  Ingersoll Rand Co. ....................          48,100           2,405,962
  Intel Corp. ...........................       1,922,300          58,466,755
  International Business Machines Corp. .         493,400          51,313,600
  International Flavors & Fragrances, Inc.         27,200             951,184
  International Game Technology .........          25,600           1,595,392*
  International Paper Co. ...............         138,100           5,939,681
  Interpublic Group of Companies, Inc. ..         108,200           3,709,096
  Intuit Inc. ...........................          60,900           2,335,820*
  ITT Industries, Inc. ..................          25,300           1,594,912
  JP Morgan Chase & Co. .................         565,000          20,142,250
  Jabil Circuit, Inc. ...................          56,400           1,327,092*
  JDS Uniphase Corp. ....................         388,700           2,287,500*
  Jefferson-Pilot Corp. .................          43,100           2,158,448
  John Hancock Financial Services, Inc. .          85,600           3,269,064
  Johnson & Johnson .....................         878,500          57,058,575
  Johnson Controls, Inc. ................          25,100           2,216,581
  Jones Apparel Group, Inc. .............          35,900           1,254,705*
  KB Home Corp. .........................          14,400             624,960
  Kellogg Co. ...........................         116,400           3,907,548
  Kerr-Mcgee Corp. ......................          28,700           1,803,795
  KeyCorp ...............................         121,300           3,232,645
  KeySpan Corporation ...................          39,800           1,448,322
  Kimberly-Clark Corp. ..................         150,400           9,723,360
  Kinder Morgan, Inc. ...................          35,400           1,714,422
  King Pharmaceuticals, Inc. ............          70,300           2,461,203*#
  KLA Tencor Corp. ......................          53,500           3,555,343*
  Knight-Ridder, Inc. ...................          24,100           1,655,429#
  Kohl's Corp. ..........................          96,000           6,830,400*


See accompanying notes to financial statements.


-----
 114
-----

  SCHEDULE OF INVESTMENTS                       THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
-------------------------------------------
  The U.S. Large Company Series (Continued)
-------------------------------------------
--------------------------------------------------------------------------------
                                                        MARCH 31, 2002
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES            VALUE+
                                                  -------      --------------
  Kroger Co. ............................         229,300      $    5,081,288*
  Leggett & Platt, Inc. .................          56,200           1,393,760
  Lehman Brothers Holdings, Inc. ........          69,900           4,518,336
  Lexmark International Group, Inc. .....          37,200           2,127,096*
  Lilly (Eli) & Co. .....................         321,900          24,528,780
  Limited, Inc. .........................         147,200           2,634,880
  Lincoln National Corp. ................          54,300           2,754,639
  Linear Technology Corp. ...............          90,900           4,021,871
  Liz Claiborne, Inc. ...................          30,100             853,636
  Lockheed Martin Corp. .................         127,000           7,312,660
  Loews Corp. ...........................          54,900           3,216,042
  Louisiana-Pacific Corp. ...............          29,900             321,126
  Lowe's Companies, Inc. ................         221,800           9,646,082
  LSI Logic Corp. .......................         105,100           1,786,700*
  Lucent Technologies, Inc. .............         980,300           4,636,819#
  Manor Care, Inc. ......................          29,400             685,020*#
  Marathon Oil Corporation ..............          88,600           2,551,680
  Marriott International, Inc. Class A ..          69,000           3,101,550
  Marsh & McLennan Companies, Inc. ......          78,600           8,861,364
  Marshall & Ilsley Corporation .........          30,600           1,904,544*
  Masco Corp. ...........................         131,400           3,606,930#
  Mattel, Inc. ..........................         123,600           2,575,824
  Maxim Integrated Products, Inc. .......          93,400           5,207,984*
  May Department Stores Co. .............          83,900           2,923,915
  Maytag Corp. ..........................          22,000             973,500
  MBIA, Inc. ............................          42,500           2,324,325
  MBNA Corp. ............................         244,000           9,411,080
  McDermott International, Inc. .........          17,600             273,680*
  McDonalds Corp. .......................         368,100          10,214,775
  McGraw-Hill Companies, Inc. ...........          55,400           3,781,050
  McKesson HBOC, Inc. ...................          82,400           3,084,232
  MeadWestvaco Corporation ..............          56,800           1,882,920
  Medimmune, Inc. .......................          70,900           2,788,143*#
  Medtronic, Inc. .......................         346,700          15,674,307
  Mellon Financial Corp. ................         134,000           5,171,060
  Merck & Co., Inc. .....................         651,400          37,507,612
  Mercury Interactive Corp. .............          23,700             892,424*#
  Meredith Corp. ........................          14,100             599,391
  Merrill Lynch & Co., Inc. .............         241,200          13,357,656
  MetLife, Inc. .........................         207,600           6,539,400
  MGIC Investment Corp. .................          30,700           2,100,801#
  Micron Technology, Inc. ...............         171,900           5,655,510*#
  Microsoft Corp. .......................       1,550,800          93,443,454*
  Millipore Corp. .......................          13,700             606,088
  Minnesota Mining & Manufacturing Co. ..         112,200          12,904,122
  Mirant Corp. ..........................         114,700           1,657,415*
  Molex, Inc. ...........................          55,600           1,931,266
  Moody's Corp. .........................          44,700           1,837,170
  Morgan Stanley Dean Witter & Co. ......         315,500          18,081,305
  Motorola, Inc. ........................         637,400           9,051,080
  Nabors Industries, Inc. ...............          40,400           1,706,900*
  National City Corp. ...................         174,000           5,352,240
  National Grid Group ...................             469              15,336*
  National Semiconductor Corp. ..........          50,800           1,711,452*
  Navistar International Corp. ..........          17,100             757,530
  NCR Corp. .............................          27,800           1,244,050*
  Network Appliance Corp. ...............          95,600           1,947,850*#
  New York Times Class A ................          43,200           2,067,552
  Newell Rubbermaid, Inc. ...............          76,500           2,444,940
  Newmont Mining Corp. ..................         112,100           3,104,049
  Nextel Communications Corp. Class A ...         228,600           1,226,439*#
  Nicor, Inc. ...........................          12,700             578,485
  Nike, Inc. Class B ....................          76,800           4,608,768#
  NiSource, Inc. ........................          59,400           1,363,230
  Noble Drilling Corp. ..................          37,900           1,568,681*
  Nordstrom, Inc. .......................          38,500             943,250


                                                        MARCH 31, 2002
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES            VALUE+
                                                  -------      --------------
  Norfolk Southern Corp. ................         110,700      $    2,650,158#
  Nortel Network Corp. ..................         917,700           4,120,473#
  Northern Trust Corp. ..................          63,600           3,822,996
  Northrop Grumman Corp. ................          31,600           3,572,380#
  Novell, Inc. ..........................         103,800             403,263*
  Novellus System, Inc. .................          41,100           2,224,743*
  Nucor Corp. ...........................          22,300           1,432,552
  NVIDIA Corporation ....................          41,400           1,838,160*
  Occidental Petroleum Corp. ............         107,000           3,119,050
  Office Depot, Inc. ....................          88,000           1,746,800*
  Omnicom Group, Inc. ...................          53,200           5,022,080
  Oracle Systems Corp. ..................       1,574,400          20,144,448*
  Paccar, Inc. ..........................          22,000           1,610,730#
  Pactiv Corp. ..........................          45,600             912,912*
  Pall Corp. ............................          35,000             717,150
  Palm, Inc. ............................         165,400             660,773*
  Parametric Technology Corp. ...........          74,500             448,118*
  Parker-Hannifin Corp. .................          33,500           1,671,650
  Paychex, Inc. .........................         107,400           4,263,243#
  Penny (J.C.) Co., Inc. ................          75,500           1,563,605#
  Peoples Energy Corp. ..................          10,200             401,676
  Peoplesoft, Inc. ......................          86,700           3,167,585*
  Pepsi Bottling ........................          81,700           2,113,579
  Pepsico, Inc. .........................         501,000          25,801,500
  PerkinElmer, Inc. .....................          35,200             651,200
  Pfizer, Inc. ..........................       1,800,500          71,551,870
  PG&E Corp. (Holding Co.) ..............         111,100           2,617,516*
  Pharmacia Corp. .......................         371,600          16,751,728
  Phelps Dodge Corp. ....................          22,500             947,250
  Phillip Morris Companies, Inc. ........         620,500          32,681,735
  Phillips Petroleum Co. ................         109,200           6,857,760
  Pinnacle West Capital Corp. ...........          24,300           1,102,005
  Pitney Bowes, Inc. ....................          69,800           2,987,440
  Placer Dome, Inc. .....................          94,100           1,152,725
  Plum Creek Timber Company, Inc. .......          52,300           1,553,833*
  PMC Sierra, Inc. ......................          47,300             776,430*#
  PNC Financial Services Group, Inc. ....          82,500           5,072,925#
  Power-One, Inc. .......................          22,600             182,947*
  PPG Industries, Inc. ..................          48,300           2,652,153
  PPL Corp. .............................          42,000           1,663,620
  Praxair, Inc. .........................          46,100           2,756,780
  Procter & Gamble Co. ..................         371,200          33,441,408
  Progress Energy, Inc. .................          62,700           3,137,508#
  Progressive Corp. .....................          21,000           3,499,020#
  Providian Financial Corp. .............          81,400             614,570
  Public Service Enterprises Group, Inc.           58,900           2,697,620
  Pulte Corp. ...........................          17,300             827,805
  Q Logic Corp. .........................          26,700           1,320,983*
  QUALCOMM, Inc. ........................         219,700           8,264,016*
  Quintiles Transnational Corp. .........          34,200             607,905*
  Qwest Communication International, Inc.         476,900           3,920,118
  Radioshack Corp. ......................          51,300           1,541,052
  Rational Software Corporation .........          55,700             882,567*
  Raytheon Co. ..........................         111,900           4,593,495
  Reebok International, Ltd. ............          16,900             456,807*
  Regions Financial Corp. ...............          65,100           2,235,534#
  Reliant Energy, Inc. ..................          85,400           2,202,466
  Robert Half International, Inc. .......          50,200           1,481,904*#
  Rockwell Collins ......................          52,800           1,059,168
  Rockwell International Corp. ..........          52,600           1,326,572
  Rohm & Haas Co. .......................          63,100           2,667,237
  Rowan Companies, Inc. .................          26,900             619,776*
  Royal Dutch Petroleum Co. Den Haag
    (N.Y. Registry) .....................         608,300          33,042,856
  Ryder System, Inc. ....................          17,300             511,042#
  Sabre Holdings Corp. ..................          38,600           1,803,006*


See accompanying notes to financial statements.


                                                                           -----
                                                                            115
                                                                           -----

  SCHEDULE OF INVESTMENTS                       THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
-------------------------------------------
  The U.S. Large Company Series (Continued)
-------------------------------------------
                                                        MARCH 31, 2002
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES            VALUE+
                                                  -------      --------------
  Safeco Corp. ..........................          36,600      $    1,172,115
  Safeway, Inc. .........................         143,800          6,473,876*#
  Saint Jude Medical, Inc. ..............          24,900           1,921,035*
  St. Paul Companies, Inc. ..............          59,400           2,723,490
  Sanmina Corp. .........................         149,800           1,766,142*
  Sapient Corp. .........................          36,200             172,131*
  Sara Lee Corp. ........................         224,900           4,668,924
  SBC Communications, Inc. ..............         960,000          35,942,400
  Schering-Plough Corp. .................         419,300          13,124,090
  Schlumberger, Ltd. ....................         165,000           9,705,300
  Schwab (Charles) Corp. ................         391,400           5,123,426
  Scientific Atlanta, Inc. ..............          44,800           1,034,880#
  Sealed Air Corp. ......................          24,000           1,129,920*
  Sears, Roebuck & Co. ..................          92,400           4,737,348
  Sempra Energy .........................          59,300           1,491,395
  Sherwin-Williams Co. ..................          44,200           1,258,816
  Siebel Systems, Inc. ..................         132,500           4,320,163*
  Sigma-Aldrich Corp. ...................          21,100             990,751
  Snap-On, Inc. .........................          16,600             565,230
  Solectron Corp. .......................         235,100           1,833,780*
  Southern Co. ..........................         199,100           5,274,159
  SouthTrust Corp. ......................          99,300           2,621,024
  Southwest Airlines Co. ................         219,600           4,249,260
  Sprint Corp. ..........................         254,100           3,885,189
  Sprint Corp. (PCS Group) ..............         283,200           2,914,128*
  Stanley Works .........................          24,400           1,128,500
  Staples, Inc. .........................         132,200           2,635,407*#
  Starbucks Corp. .......................         109,500           2,532,188*
  Starwood Hotels and Resorts Worldwide,
    Inc. ................................          56,600           2,128,726#
  State Street Corp. ....................          92,900           5,144,802#
  Stilwell Financial, Inc. ..............          63,400           1,552,666
  Stryker Corp. .........................          56,300           3,396,579
  Sun Microsystems ......................         930,300           8,209,898*
  Sunoco, Inc. ..........................          21,700             868,217
  Suntrust Banks, Inc. ..................          82,700           5,518,571
  Supervalu, Inc. .......................          38,000             980,400#
  Symbol Technologies, Inc. .............          65,500             736,220
  Synovus Financial Corp. ...............          83,400           2,542,032
  Sysco Corp. ...........................         190,500           5,680,710
  T. Rowe Price Group, Inc. .............          35,300           1,374,229
  Target Corp. ..........................         258,500          11,146,520
  Teco Energy, Inc. .....................          40,000           1,145,200
  Tektronix, Inc. .......................          26,300             622,258*
  Tellabs, Inc. .........................         117,400           1,229,178*
  Temple-Inland, Inc. ...................          14,100             799,752#
  Tenet Healthcare Corp. ................          93,300           6,252,966*
  Teradyne, Inc. ........................          51,800           2,042,474*
  Texas Instruments, Inc. ...............         497,200          16,457,320#
  Textron, Inc. .........................          40,500           2,069,550#
  Thermo-Electron Corp. .................          50,900           1,055,157*
  Thomas & Betts Corp. ..................          16,700             353,372
  Tiffany & Co. .........................          41,500           1,475,325
  TJX Companies, Inc. ...................          78,100           3,124,781#
  TMP Worldwide, Inc. ...................          31,600           1,089,094*
  Torchmark Corp. .......................          35,600           1,434,324
  Toys R Us, Inc. .......................          56,300           1,011,148*
  Transocean Sedco Forex, Inc. ..........          91,300           3,033,899
  Tribune Co. ...........................          85,300           3,877,738
  Tricon Global Restaurants, Inc. .......          41,800           2,457,004*
  TRW, Inc. .............................          36,200           1,863,214#
  Tupperware Corp. ......................          16,600             377,650
  TXU Corp. .............................          75,900           4,137,309#
  Tyco International, Ltd. ..............         571,800          18,480,576
  U.S. Bancorp ..........................         546,600          12,336,762
  Unilever NV ...........................         163,700           9,298,160


                                                        MARCH 31, 2002
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES           VALUE+
                                                  -------      --------------
  Union Pacific Corp. ...................          71,200      $    4,424,368
  Union Planters Corp. ..................          39,300           1,862,427
  Unisys Corp. ..........................          92,300           1,165,749*
  United States Steel Corporation .......          25,500             462,825
  United Technologies Corp. .............         135,400          10,046,680
  Unitedhealth Group, Inc. ..............          89,300           6,824,306
  Univision Communications, Inc. Class A           60,200           2,528,400*
  Unocal Corp. ..........................          69,900           2,722,605
  UnumProvident Corp. ...................          69,300           1,935,549
  USA Education, Inc. ...................          44,900           4,391,220
  USAir Group, Inc. .....................          19,500             125,775*#
  UST, Inc. .............................          48,200           1,876,426
  Veritas Software Co. ..................         114,800           5,029,962*
  Verizon Communications, Inc. ..........         777,400          35,488,310
  VF Corp. ..............................          31,700           1,371,025
  Viacom, Inc. Class B ..................         507,900          24,567,123*
  Visteon Corp. .........................          37,300             617,315
  Vitesse Semiconductor, Inc. ...........          57,400             561,659*
  Vulcan Materials Co. ..................          29,000           1,378,660
  Wachovia Corp. ........................         389,700          14,450,076
  Walgreen Co. ..........................         292,600          11,466,994#
  Wal-Mart Stores, Inc. .................       1,276,400          78,230,556
  Washington Mutual, Inc. ...............         275,800           9,137,254
  Waste Management, Inc. ................         179,800           4,899,550
  Waters Corporation ....................          37,400           1,046,078*
  Watson Pharmaceuticals, Inc. ..........          30,500             826,245*
  Wellpoint Health Networks, Inc. .......          41,300           2,629,571*
  Wells Fargo Company ...................         485,500          23,983,700
  Wendy's International, Inc. ...........          30,000           1,049,400
  Weyerhaeuser Co. ......................          63,100           3,966,466
  Whirlpool Corp. .......................          19,200           1,450,560
  Williams Companies, Inc. ..............         147,800           3,482,168
  Winn-Dixie Stores, Inc. ...............          40,200             644,808#
  Worldcom, Inc. ........................         844,700           5,693,278*
  Worthington Industries, Inc. ..........          24,500             376,320
  Wrigley (Wm.) Jr. Co. .................          64,500           3,438,495
  Wyeth .................................         377,800          24,802,570
  XCEL Energy, Inc. .....................         105,500           2,674,425#
  Xerox Corp. ...........................         206,200           2,216,650*
  Xilinx, Inc. ..........................          96,100           3,835,832*#
  XL Capital, Ltd. ......................          38,000           3,547,300
  Yahoo!, Inc. ..........................         166,600           3,073,770*
  Zimmer Holdings, Inc. .................          55,500           1,889,775*
  Zions Bancorp .........................          26,200           1,552,874
                                                               --------------
TOTAL COMMON STOCKS
   (Cost $2,571,951,302) ................                      $3,007,125,211
                                                               --------------

                                             FACE AMOUNT
                                                 (000)             VALUE+
                                              -----------      --------------
TEMPORARY CASH INVESTMENTS -- (0.5%)
   Repurchase Agreement, PNC Capital
   Markets, Inc. 1.61%,
   (Collateralized by Federal Home
   Loan Discount Notes, 04/10/02,
   valued at $15,458,653) to be
   repurchased at $15,480,769.
   (Cost $15,478,000) ...................         $15,478      $   15,478,000
                                              -----------      --------------

TOTAL INVESTMENTS -- (100.0%)
   (Cost $2,587,429,302)++ ..............                      $3,022,603,211
                                                               ==============

--------------------
+  See Note B to Financial Statements.
*  Non-Income Producing Securities.
#  Total or Partial Securities on Loan.
++ The cost for federal income tax purposes is $2,639,220,801.

See accompanying notes to financial statements.


-----
 116
-----

  SCHEDULE OF INVESTMENTS                       THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
-------------------------------
  The U.S. Large Company Series
-------------------------------
--------------------------------------------------------------------------------
                                                       NOVEMBER 30, 2001
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES           VALUE+
                                                  -------      --------------
COMMON STOCKS -- (98.8%)
  Abbott Laboratories ...................         418,100      $   22,995,500#
  ADC Telecommunications, Inc. ..........         211,000             937,895*
  Adobe Systems, Inc. ...................          64,600           2,072,045
  Advanced Micro Devices, Inc. ..........          92,800           1,258,368*
  AES Corp. .............................         143,600           2,372,272*
  Aetna Inc. ............................          38,500           1,200,045
  AFLAC, Inc. ...........................         141,900           3,888,060
  Agilent Technologies, Inc. ............         123,300           3,362,391*#
  Air Products & Chemicals, Inc. ........          61,500           2,811,780
  Alberto-Culver Co. Class B ............          15,300             665,856
  Albertson's, Inc. .....................         109,300           3,668,108#
  Alcan Aluminum, Ltd. ..................          86,200           3,101,476
  Alcoa, Inc. ...........................         233,000           8,993,800
  Allegheny Energy, Inc. ................          33,700           1,174,445
  Allegheny Teledyne, Inc. ..............          21,600             333,504
  Allergan, Inc. ........................          35,500           2,679,895
  Allied Waste Industries, Inc. .........          53,300             631,072*
  Allstate Corp. ........................         195,600           6,697,344
  Alltel Corp. ..........................          84,500           5,499,260
  Altera Corp. ..........................         104,400           2,377,188*
  Ambac, Inc. ...........................          28,600           1,603,888
  Amerada Hess Corp. ....................          24,100           1,400,210
  Ameren Corp. ..........................          37,000           1,512,560
  American Electric Power Co., Inc. .....          87,000           3,588,750
  American Express Co. ..................         357,100          11,752,161
  American Greetings Corp. Class A ......          17,100             223,155
  American Home Products Corp. ..........         354,800          21,323,480
  American International Group, Inc. ....         707,186          58,272,126
  American Power Conversion Corp. .......          52,600             724,039*
  Amerisource Bergen Corp. ..............          27,800           1,653,822
  Amgen, Inc. ...........................         281,600          18,677,120*#
  AMR Corp. .............................          41,500             886,440*
  AmSouth Bancorporation ................         100,000           1,832,000
  Anadarko Petroleum Corp. ..............          67,700           3,513,630
  Analog Devices, Inc. ..................          97,100           4,126,750*
  Andrew Corp. ..........................          22,000             463,650*
  Anheuser-Busch Companies, Inc. ........         242,200          10,438,820
  AOL Time Warner, Inc. .................       1,196,000          41,740,400*
  AON Corp. .............................          70,700           2,533,181
  Apache Corp. ..........................          33,900           1,559,061
  Apple Computer, Inc. ..................          94,200           2,005,989*
  Applera Corporation - Applied
    Biosystems Group ....................          57,000           1,886,700
  Applied Materials, Inc. ...............         219,400           8,713,471*
  Applied Micro Circuits Corp. ..........          81,100           1,104,987*#
  Archer-Daniels Midland Co. ............         179,125           2,756,734
  Ashland, Inc. .........................          18,800             801,820
  AT&T Corp. ............................         931,400          16,290,186
  AT&T Wireless Services, Inc. ..........         682,923           9,540,434*#
  Autodesk, Inc. ........................          14,500             538,602
  Automatic Data Processing, Inc. .......         168,500           9,345,010
  Autozone, Inc. ........................          30,200           2,032,460*
  Avaya, Inc. ...........................          76,600             870,942*
  Avery Dennison Corp. ..................          29,800           1,608,604#
  Avon Products, Inc. ...................          64,000           3,055,360#
  B B & T Corp. .........................         118,300           4,039,945
  Baker Hughes, Inc. ....................          90,600           2,987,082
  Ball Corp. ............................           7,400             507,048
  Bank of America Corp. .................         432,600          26,552,988
  Bank Of New York Co., Inc. ............         198,500           7,789,140
  Bank One Corp. ........................         314,600          11,778,624
  Bard (C.R.), Inc. .....................          13,700             864,196
  Barrick Gold Corp. ....................         106,900           1,617,397#
  Bausch & Lomb, Inc. ...................          14,500             482,125
  Baxter International, Inc. ............         159,900           8,314,800


                                                        NOVEMBER 30, 2001
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES           VALUE+
                                                  -------      --------------

  Bear Stearns Companies, Inc. ..........          25,400      $    1,460,500
  Becton Dickinson & Co. ................          69,500           2,353,965
  Bed, Bath And Beyond, Inc. ............          77,900           2,528,244*
  Bellsouth Corp. .......................         505,900          19,477,150
  Bemis Co., Inc. .......................          14,300             718,861
  Best Buy Co., Inc. ....................          56,500           4,033,535*#
  Big Lots, Inc. ........................          30,600             287,640
  Biogen, Inc. ..........................          40,100           2,361,088*
  Biomet, Inc. ..........................          72,500           2,031,087
  Black & Decker Corp. ..................          21,900             811,176
  Block (H.& R.), Inc. ..................          49,300           1,964,112
  BMC Software, Inc. ....................          65,800           1,102,150*
  Boeing Co. ............................         235,500           8,266,050
  Boise Cascade Corp. ...................          15,500             496,620
  Boston Scientific Corp. ...............         108,400           2,883,440*
  Bristol Myers Squibb Co. ..............         524,600          28,202,496
  Broadcom Corp. ........................          70,200           3,088,449*
  Brown-Forman Corp. Class B ............          18,500           1,126,650
  Brunswick Corp. .......................          23,600             464,920
  Burlington Northern Santa Fe Corp. ....         105,700           3,098,067
  Burlington Resources, Inc. ............          57,100           2,006,494
  Calpine Corp. .........................          80,600           1,737,736*#
  Campbell Soup Co. .....................         110,200           3,229,962
  Capital One Financial Corp. ...........          56,300           2,816,689
  Cardinal Health, Inc. .................         120,300           8,218,896
  Carnival Corp. ........................         157,800           4,120,158#
  Caterpillar, Inc. .....................          92,700           4,395,834#
  Cendant Corp. .........................         261,300           4,452,552*#
  Centex Corp. ..........................          16,000             723,040
  CenturyTel, Inc. ......................          38,100           1,287,780
  Charter One Financial, Inc. ...........          58,555           1,613,190
  ChevronTexaco Corp. ...................         287,677          24,455,422#
  Chiron Corp. ..........................          51,300           2,226,676*#
  Chubb Corp. ...........................          47,300           3,313,838
  CIENA Corp. ...........................          88,300           1,566,883*
  CIGNA Corp. ...........................          40,400           3,685,692
  Cincinnati Financial Corp. ............          43,400           1,673,938
  Cinergy Corp. .........................          42,900           1,264,692
  Cintas Corp. ..........................          45,600           1,949,628
  Circuit City Stores, Inc. .............
     (Circuit City Group) ...............          56,200             986,310
  Cisco Systems, Inc. ...................       1,975,600          40,371,386*
  Citigroup, Inc. .......................       1,357,400          65,019,460
  Citizens Communications Co. ...........          77,000             753,830*
  Citrix Systems, Inc. ..................          49,900           1,118,758*#
  Clear Channel Communications, Inc. ....         158,600           7,411,378*
  Clorox Co. ............................          63,800           2,521,376
  CMS Energy Corp. ......................          35,600             819,868
  Coca-Cola Co. .........................         671,400          31,528,944
  Coca-Cola Enterprises, Inc. ...........         120,200           2,097,490
  Colgate-Palmolive Co. .................         151,400           8,835,704
  Comcast Corp. Class A Special .........         255,100           9,707,830*
  Comerica, Inc. ........................          48,200           2,475,552
  Compaq Computer Corp. .................         455,900           4,627,385
  Computer Associates International, Inc.         155,600           5,176,812
  Computer Sciences Corp. ...............          45,500           2,168,075*
  Compuware Corp. .......................          99,300           1,110,670*
  Comverse Technology Inc. ..............          50,100           1,071,889*
  Conagra Inc. ..........................         145,000           3,330,650
  Concord EFS, Inc. .....................         130,000           3,892,850*
  Conexant Systems, Inc. ................          66,700             993,830*
  Conoco, Inc. ..........................         168,600           4,614,582
  Conseco, Inc. .........................          91,200             385,776*#
  Consolidated Edison, Inc. .............          57,300           2,212,926
  Constellation Energy Group ............          44,200           1,049,750
  Convergys Corp. .......................          46,100           1,531,903*
  Cooper Industries, Inc. ...............          25,300           1,033,505


See accompanying notes to financial statements.


                                                                           -----
                                                                            117
                                                                           -----

  SCHEDULE OF INVESTMENTS                       THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
-------------------------------
  The U.S. Large Company Series
-------------------------------
--------------------------------------------------------------------------------
                                                        NOVEMBER 30, 2001
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES           VALUE+
                                                  -------      --------------

  Cooper Tire & Rubber Co. ..............          19,600      $      290,472
  Coors (Adolph) Co. Class B ............          10,100             576,003
  Corning, Inc. .........................         251,100           2,367,873#
  Costco Wholesale Corp. ................         121,500           4,963,882*
  Countrywide Credit Industries, Inc. ...          32,000           1,359,360
  Crane Co. .............................          16,100             381,570
  CSX Corp. .............................          57,600           2,154,240
  Cummins Engine Co., Inc. ..............          11,100             402,486
  CVS Corp. .............................         106,200           2,862,090#
  Dana Corp. ............................          39,900             546,630
  Danaher Corp. .........................          38,500           2,258,025#
  Darden Restaurants, Inc. ..............          31,900             980,606
  Deere & Co. ...........................          63,400           2,535,366
  Dell Computer Corp. ...................         702,100          19,606,142*
  Delphi Automotive Systems Corp. .......         151,100           2,073,092
  Delta Air Lines, Inc. .................          33,200             962,136
  Deluxe Corp. ..........................          19,100             754,832
  Devon Energy Corp. ....................          34,900           1,200,211#
  Dillards, Inc. Class A ................          23,000             380,650
  Disney (Walt) Co. .....................         564,200          11,549,174
  Dollar General Corp. ..................          89,200           1,204,200
  Dominion Resources, Inc. ..............          70,600           4,126,570#
  Donnelley (R.R) & Sons Co. ............          31,700             928,810
  Dover Corp. ...........................          54,900           2,023,614
  Dow Chemical Co. ......................         242,300           9,086,250
  Dow Jones & Co., Inc. .................          23,300           1,179,446
  DTE Energy ............................          44,500           1,837,850
  Duke Power Co. ........................         208,400           7,533,660#
  Dupont (E.I.) de Nemours & Co., Inc. ..         281,500          12,481,710
  Dynegy, Inc. ..........................          88,000           2,670,800#
  Eastman Chemical Co. ..................          20,800             798,096
  Eastman Kodak Co. .....................          78,300           2,370,141
  Eaton Corp. ...........................          18,600           1,294,746
  Ecolab, Inc. ..........................          34,400           1,286,560
  Edison International ..................          87,900           1,327,290*
  El Paso Corp. .........................         137,400           6,114,300
  Electronic Data Systems Corp. .........         126,300           8,742,486
  EMC Corp. MA ..........................         595,700          10,001,803*
  Emerson Electric Co. ..................         115,700           6,254,742
  Engelhard Corp. .......................          35,300             986,635
  Entergy Corp. .........................          59,600           2,199,240
  EOG Resources, Inc. ...................          31,300           1,094,874
  Equifax, Inc. .........................          38,700             963,243
  Equity Office Properties Trust ........         109,400           3,260,120
  Equity Residential Properties Corp. ...          71,600           2,072,820
  Exelon Corp. ..........................          86,500           3,858,765
  Exxon Mobil Corp. .....................       1,862,500          69,657,500
  Family Dollar Stores, Inc. ............          46,400           1,382,720
  Fannie Mae ............................         270,000          21,222,000
  Federal Home Loan Mortgage Corporation          187,000          12,373,790
  Federated Department Stores, Inc. .....          53,400           1,975,800*
  Fedex Corp. ...........................          82,900           3,801,794*
  Fifth Third Bancorp ...................         155,300           9,328,094
  First Data Corp. ......................         105,800           7,748,792
  FirstEnergy Corp. .....................          80,280           2,711,858
  Fiserv, Inc. ..........................          50,350           1,968,937*
  FleetBoston Financial Corp. ...........         292,400          10,745,700
  Fluor Corp. ...........................          21,400             809,990
  FMC Corp. .............................           8,400             449,820*
  Ford Motor Co. ........................         493,900           9,354,466
  Forest Laboratories, Inc. .............          47,600           3,370,080*
  Fortune Brands, Inc. ..................          41,300           1,621,851
  FPL Group, Inc. .......................          47,500           2,631,500
  Franklin Resources, Inc. ..............          71,400           2,552,550
  Freeport Mcmoran Copper & Gold, Inc. ..
    Class B .............................          38,900             519,315*


                                                        NOVEMBER 30, 2001
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES           VALUE+
                                                  -------      --------------

  Gannett Co., Inc. .....................          71,400      $    4,958,730
  Gap, Inc. .............................         232,000           3,069,360
  Gateway, Inc. .........................          87,200             819,680*
  General Dynamics Corp. ................          54,200           4,506,730
  General Electric Co. ..................       2,681,300         103,230,050
  General Mills, Inc. ...................          98,100           4,841,235
  General Motors Corp. ..................         148,100           7,360,570
  Genuine Parts Co. .....................          46,400           1,563,680
  Georgia-Pacific Corp. .................          61,000           1,955,660
  Gillette Co. ..........................         284,700           9,309,690
  Golden West Financial Corp. ...........          42,800           2,212,760
  Goodrich (B.F.) Co. ...................          27,900             679,923
  Goodyear Tire & Rubber Co. ............          42,900             960,960
  Grainger (W.W.), Inc. .................          25,600           1,198,080
  Great Lakes Chemical Corp. ............          13,600             332,112
  Guidant Corp. .........................          82,900           4,046,349*
  Halliburton Co. .......................         115,800           2,481,594
  Harley-Davidson, Inc. .................          81,600           4,290,528
  Harrahs Entertainment, Inc. ...........          31,600           1,018,468*
  Hartford Financial Services Group, Inc.          64,000           3,788,800
  Hasbro, Inc. ..........................          46,600             766,570
  HCA, Inc. .............................         145,100           5,628,429
  Health Management Associates, Inc. ....          66,200           1,291,562*
  Healthsouth Corp. .....................         105,200           1,548,544*
  Heinz (H.J.) Co. ......................          94,100           3,587,092
  Hercules, Inc. ........................          29,200             294,920*
  Hershey Foods Corp. ...................          36,900           2,415,474
  Hewlett Packard Co. ...................         524,400          11,531,556
  Hilton Hotels Corp. ...................          99,600             986,040
  Home Depot, Inc. ......................         629,900          29,391,134
  Homestake Mining Co. ..................          71,100             563,112
  Honeywell International, Inc. .........         218,500           7,241,090
  Household International, Inc. .........         125,200           7,385,548
  Humana, Inc. ..........................          45,900             577,422*
  Huntington Bancshares, Inc. ...........          67,800           1,097,682
  Illinois Tool Works, Inc. .............          82,000           5,030,700
  Immunex Corp. .........................         144,200           3,894,121*
  IMS Health, Inc. ......................          79,500           1,628,160
  Inco, Ltd. ............................          49,100             790,510*
  Ingersoll Rand Co. ....................          45,500           1,905,995
  Intel Corp. ...........................       1,815,300          59,278,621
  International Business Machines Corp. .         469,000          54,211,710
  International Flavors & Fragrances, Inc.         25,900             793,835
  International Game Technology .........          20,000           1,239,800*#
  International Paper Co. ...............         130,400           5,209,480
  Interpublic Group of Companies, Inc. ..         101,200           2,947,956
  Intuit Inc. ...........................          56,300           2,472,133*
  ITT Industries, Inc. ..................          23,700           1,162,248
  JP Morgan Chase & Co. .................         535,900          20,214,148
  Jabil Circuit, Inc. ...................          51,600           1,357,080*
  JDS Uniphase Corp. ....................         355,300           3,581,424*#
  Jefferson-Pilot Corp. .................          41,100           1,828,950
  John Hancock Financial Services, Inc. .          83,200           3,273,088
  Johnson & Johnson .....................         817,400          47,613,550
  Johnson Controls, Inc. ................          23,400           1,860,768
  K Mart Corp. ..........................         132,200             806,420*#
  KB Home Corp. .........................          12,000             403,440
  Kellogg Co. ...........................         109,600           3,232,104
  Kerr-Mcgee Corp. ......................          27,000           1,418,580
  KeyCorp ...............................         114,600           2,624,340
  KeySpan Corporation ...................          37,100           1,229,123
  Kimberly-Clark Corp. ..................         143,700           8,359,029
  Kinder Morgan, Inc. ...................          30,900           1,511,937#
  King Pharmaceuticals, Inc. ............          65,966           2,628,085*
  KLA Tencor Corp. ......................          50,000           2,511,250*
  Knight-Ridder, Inc. ...................          19,800           1,199,880#


See accompanying notes to financial statements.


-----
 118
-----

  SCHEDULE OF INVESTMENTS                       THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
-------------------------------
  The U.S. Large Company Series
-------------------------------
--------------------------------------------------------------------------------
                                                        NOVEMBER 30, 2001
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES           VALUE+
                                                  -------      --------------

  Kohls Corp. ...........................          89,900      $    6,099,715*
  Kroger Co. ............................         218,800           5,540,016*
  Leggett And Platt, Inc. ...............          53,000           1,146,920
  Lehman Brothers Holdings, Inc. ........          66,500           4,398,975
  Lexmark International Group, Inc. .....          34,600           1,787,782*
  Lilly (Eli) & Co. .....................         303,400          25,082,078
  Limited, Inc. .........................         115,100           1,602,192
  Lincoln National Corp. ................          50,700           2,418,390
  Linear Technology Corp. ...............          85,800           3,520,803
  Liz Claiborne, Inc. ...................          14,200             709,716
  Lockheed Martin Corp. .................         117,200           5,443,940
  Loews Corp. ...........................          53,200           3,023,356
  Louisiana-Pacific Corp. ...............          28,200             216,576
  Lowe's Companies, Inc. ................         207,600           9,406,356
  LSI Logic Corp. .......................          97,500           1,584,375*
  Lucent Technologies, Inc. .............         919,300           6,729,276
  Manor Care, Inc. ......................          27,800             649,130*
  Marriott International, Inc. Class A ..          65,800           2,475,396
  Marsh & McLennan Companies, Inc. ......          74,400           7,958,568
  Masco Corp. ...........................         124,100           2,597,413
  Mattel, Inc. ..........................         116,300           2,141,083
  Maxim Integrated Products, Inc. .......          88,600           4,855,723*
  May Department Stores Co. .............          80,700           2,892,288
  Maytag Corp. ..........................          20,500             593,065
  MBIA, Inc. ............................          40,000           2,037,200
  MBNA Corp. ............................         229,900           7,411,976
  McDermott International, Inc. .........          16,500             185,955*
  McDonalds Corp. .......................         349,100           9,369,844
  McGraw-Hill Companies, Inc. ...........          52,700           2,977,550
  McKesson HBOC, Inc. ...................          76,900           2,866,063
  Mead Corp. ............................          26,800             828,656
  Medimmune, Inc. .......................          57,400           2,531,053*
  Medtronic, Inc. .......................         326,300          15,427,464
  Mellon Financial Corp. ................         128,800           4,815,832
  Merck & Co., Inc. .....................         619,000          41,937,250
  Mercury Interactive Corp. .............          22,300             686,505*
  Meredith Corp. ........................          13,400             456,940
  Merrill Lynch & Co., Inc. .............         226,600          11,350,394
  MetLife, Inc. .........................         202,400           5,551,832
  MGIC Investment Corp. .................          28,900           1,692,095
  Micron Technology, Inc. ...............         160,900           4,370,044*
  Microsoft Corp. .......................       1,452,800          93,284,288*
  Millipore Corp. .......................          12,700             758,190
  Minnesota Mining & Manufacturing Co. ..         106,900          12,248,602
  Mirant Corp. ..........................          91,600           2,235,956*
  Molex, Inc. ...........................          52,700           1,514,862
  Moody's Corp. .........................          42,500           1,473,475
  Morgan Stanley Dean Witter & Co. ......         300,400          16,672,200
  Motorola, Inc. ........................         592,800           9,864,192
  Nabors Industries, Inc. ...............          39,600           1,247,400*
  National City Corp. ...................         162,200           4,541,600
  National Semiconductor Corp. ..........          46,800           1,410,084*
  Navistar International Corp. ..........          16,000             585,440
  NCR Corp. .............................          26,000             999,180*
  Network Appliance Corp. ...............          87,900           1,355,858*
  New York Times Class A ................          43,000           1,954,350
  Newell Rubbermaid, Inc. ...............          72,000           1,846,800
  Newmont Mining Corp. ..................          52,800           1,038,576#
  Nextel Communications Corp. Class A ...         206,500           2,209,550*#
  Niagra Mohawk Holdings, Inc. ..........          43,300             768,142*
  Nicor, Inc. ...........................          12,300             479,331
  Nike, Inc. Class B ....................          73,200           3,878,868
  NiSource, Inc. ........................          55,700           1,164,130
  Noble Drilling Corp. ..................          36,200           1,067,900*
  Nordstrom, Inc. .......................          36,100             683,373
  Norfolk Southern Corp. ................         103,800           2,012,682



                                                        NOVEMBER 30, 2001
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES           VALUE+
                                                  -------      --------------
  Nortel Network Corp. ..................         860,100      $    6,708,780
  Northern Trust Corp. ..................          60,100           3,477,086
  Northrop Grumman Corp. ................          29,700           2,788,236
  Novell, Inc. ..........................          97,200             413,586*
  Novellus System, Inc. .................          38,500           1,464,733*
  Nucor Corp. ...........................          20,900           1,034,132
  Occidental Petroleum Corp. ............         100,000           2,500,000
  Office Depot, Inc. ....................          80,300           1,296,845*
  Omnicom Group, Inc. ...................          50,000           4,293,000
  Oracle Systems Corp. ..................       1,515,300          21,252,083*
  Paccar, Inc. ..........................          20,700           1,260,941#
  Pactiv Corp. ..........................          42,800             749,000*
  Pall Corp. ............................          33,100             761,962
  Palm, Inc. ............................         153,100             533,554*
  Parametric Technology Corp. ...........          71,300             622,449*
  Parker-Hannifin Corp. .................          31,500           1,293,075
  Paychex, Inc. .........................         100,800           3,532,536
  Penny (J.C.) Co., Inc. ................          71,000           1,799,140
  Peoples Energy Corp. ..................           9,600             368,832
  Peoplesoft, Inc. ......................          79,400           2,766,693*
  Pepsi Bottling ........................          38,800           1,724,660
  Pepsico, Inc. .........................         477,150          23,203,805
  PerkinElmer, Inc. .....................          33,000             914,760
  Pfizer, Inc. ..........................       1,704,100          73,804,571
  PG&E Corp. (Holding Co.) ..............         104,500           1,912,350
  Pharmacia Corp. .......................         351,200          15,593,280
  Phelps Dodge Corp. ....................          21,200             759,596
  Phillip Morris Companies, Inc. ........         593,800          28,009,546
  Phillips Petroleum Co. ................         102,380           5,695,399
  Pinnacle West Capital Corp. ...........          22,900             956,075
  Pitney Bowes, Inc. ....................          66,600           2,762,568
  Placer Dome, Inc. .....................          88,400             964,444
  PMC Sierra, Inc. ......................          44,400           1,011,876*
  PNC Financial Services Group, Inc. ....          78,000           4,520,100
  Power-One, Inc. .......................          21,200             211,682*
  PPG Industries, Inc. ..................          45,500           2,446,535
  PPL Corp. .............................          39,400           1,401,458
  Praxair, Inc. .........................          43,400           2,296,728
  Procter & Gamble Co. ..................         349,600          27,080,016
  Progress Energy, Inc. .................          58,600           2,428,970
  Progressive Corp. .....................          19,900           2,915,947
  Providian Financial Corp. .............          77,100             205,857
  Public Service Enterprises Group, Inc.           56,100           2,274,855#
  Pulte Corp. ...........................          15,900             624,075
  Q Logic Corp. .........................          24,900           1,231,803*
  QUALCOMM, Inc. ........................         204,400          11,999,302*
  Quintiles Transnational Corp. .........          31,500             521,483*
  Qwest Communication International, Inc.         448,300           5,334,770
  Radioshack Corp. ......................          50,100           1,450,896
  Ralston Purina Group ..................          83,600           2,769,668
  Raytheon Co. ..........................         103,800           3,401,526
  Reebok International, Ltd. ............          15,800             367,508*
  Regions Financial Corp. ...............          61,400           1,765,557
  Reliant Energy, Inc. ..................          80,300           2,051,665
  Robert Half International, Inc. .......          47,300           1,274,735*
  Rockwell Collins ......................          49,400             830,908
  Rockwell International Corp. ..........          49,400             815,100
  Rohm & Haas Co. .......................          59,400           2,108,700
  Rowan Companies, Inc. .................          25,500             416,670*
  Royal Dutch Petroleum Co. Den Haag
    (N.Y. Registry) .....................         578,800          27,979,192
  Ryder System, Inc. ....................          16,300             334,150
  Sabre Holdings Corp. ..................          35,900           1,245,371*
  Safeco Corp. ..........................          34,500           1,109,003
  Safeway, Inc. .........................         136,400           6,077,984*
  Saint Jude Medical, Inc. ..............          23,100           1,720,950*


See accompanying notes to financial statements.


                                                                           -----
                                                                            119
                                                                           -----

  SCHEDULE OF INVESTMENTS                       THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
-------------------------------
  The U.S. Large Company Series
-------------------------------
--------------------------------------------------------------------------------
                                                        NOVEMBER 30, 2001
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES           VALUE+
                                                  -------      --------------
  St. Paul Companies, Inc. ..............          57,900      $    2,725,932
  Sanmina Corp. .........................          86,300          1,847,683*#
  Sapient Corp. .........................          33,200             205,840*
  Sara Lee Corp. ........................         212,300           4,645,124
  SBC Communications, Inc. ..............         909,100          33,982,158
  Schering-Plough Corp. .................         394,900          14,109,777
  Schlumberger, Ltd. ....................         154,700           7,427,147
  Schwab (Charles) Corp. ................         374,200           5,373,512
  Scientific Atlanta, Inc. ..............          44,000           1,183,160
  Sealed Air Corp. ......................          22,600           1,037,340*
  Sears, Roebuck & Co. ..................          88,700           4,036,737
  Sempra Energy .........................          55,600           1,287,696
  Sherwin-Williams Co. ..................          42,300           1,183,977
  Siebel Systems, Inc. ..................         122,300           2,735,240*
  Sigma-Aldrich Corp. ...................          20,400             872,202
  Snap-On, Inc. .........................          15,600             488,280
  Solectron Corp. .......................         217,200           3,192,840*#
  Southern Co. ..........................         184,900           4,206,475
  SouthTrust Corp. ......................          91,800           2,247,264
  Southwest Airlines Co. ................         205,600           3,855,000
  Sprint Corp. ..........................         239,200           5,212,168
  Sprint Corp. (PCS Group) ..............         252,900           6,309,855*#
  Stanley Works .........................          23,000             961,170
  Staples, Inc. .........................         123,200           2,166,472*
  Starbucks Corp. .......................         102,600           1,818,585*
  Starwood Hotels and Resorts Worldwide,
    Inc  ................................          53,600           1,454,704
  State Street Corp. ....................          87,800           4,595,452
  Stilwell Financial, Inc. ..............          59,200           1,404,224
  Stryker Corp. .........................          52,900           2,904,739
  Sun Microsystems ......................         879,100          12,522,780*
  Sunoco, Inc. ..........................          22,600             826,256#
  Suntrust Banks, Inc. ..................          78,800           4,984,888#
  Supervalu, Inc. .......................          35,700             809,319
  Symbol Technologies, Inc. .............          61,200           1,017,144
  Synovus Financial Corp. ...............          78,300           1,840,050
  Sysco Corp. ...........................         181,500           4,463,085
  T. Rowe Price Group, Inc. .............          33,200           1,056,424
  Target Corp. ..........................         242,600           9,107,204
  Teco Energy, Inc. .....................          36,600             966,606
  Tektronix, Inc. .......................          25,300             568,744*
  Tellabs, Inc. .........................         110,500           1,685,678*
  Temple-Inland, Inc. ...................          13,300             759,962
  Tenet Healthcare Corp. ................          87,500           5,250,000*
  Teradyne, Inc. ........................          47,100           1,312,206*
  Texas Corp. ...........................          69,300           3,125,430
  Texas Instruments, Inc. ...............         468,600          15,018,630
  Textron, Inc. .........................          38,100           1,510,665
  Thermo-Electron Corp. .................          48,900           1,061,130*
  Thomas & Betts Corp. ..................          15,700             320,437
  Tiffany & Co. .........................          39,400           1,134,720
  TJX Companies, Inc. ...................          75,700           2,853,133
  TMP Worldwide, Inc. ...................          28,700           1,184,449*#
  Torchmark Corp. .......................          33,900           1,337,355
  Toys R Us, Inc. .......................          53,300           1,146,483*
  Transocean Sedco Forex, Inc. ..........          85,800           2,428,140
  Tribune Co. ...........................          80,600           2,909,660#
  Tricon Global Restaurants, Inc. .......          39,700           1,883,765*
  TRW, Inc. .............................          33,700           1,314,974
  Tupperware Corp. ......................          15,600             306,696
  Tyco International, Ltd. ..............         522,800          30,740,640#
  U.S. Bancorp ..........................         514,400           9,763,312
  Unilever NV ...........................         154,300           8,779,670
  Union Pacific Corp. ...................          66,900           3,682,845
  Union Planters Corp. ..................          37,000           1,606,170


                                                        NOVEMBER 30, 2001
                                                  ---------------------------
                                                         (UNAUDITED)
                                                  SHARES           VALUE+
                                                  -------      --------------
  Unisys Corp. ..........................          85,500      $    1,017,450*
  United Technologies Corp. .............         127,100           7,651,420
  Unitedhealth Group, Inc. ..............          85,600           6,116,120
  Univision Communications, Inc. Class A           56,300           2,004,843*#
  Unocal Corp. ..........................          65,700           2,160,873
  UnumProvident Corp. ...................          65,200           1,682,160
  USA Education, Inc. ...................          44,000           3,743,080
  USAir Group, Inc. .....................          18,100             135,569*#
  UST, Inc. .............................          44,100           1,583,190
  USX-Marathon Group, Inc. ..............          83,300           2,282,420
  USX-US Steel Group ....................          24,000             405,360
  Veritas Software Co. ..................         107,300           4,173,434*
  Verizon Communications, Inc. ..........         730,100          34,314,700
  VF Corp. ..............................          30,200           1,146,996
  Viacom, Inc. Class B ..................         480,500          20,973,825*
  Visteon Corp. .........................          35,300             487,140
  Vitesse Semiconductor, Inc. ...........          49,500             603,653*
  Vulcan Materials Co. ..................          27,300           1,262,625
  Wachovia Corp. ........................         378,500          11,714,575
  Walgreen Co. ..........................         274,800           9,068,400
  Wal-Mart Stores, Inc. .................       1,206,900          66,560,535
  Washington Mutual, Inc. ...............         236,900           7,410,232
  Waste Management, Inc. ................         168,800           4,945,840
  Watson Pharmaceuticals, Inc. ..........          28,600             855,998*
  Wellpoint Health Networks, Inc. .......          17,100           2,016,090*
  Wells Fargo Company ...................         463,300          19,829,240
  Wendy's International, Inc. ...........          30,700             872,801
  Westvaco Corp. ........................          27,200             778,192
  Weyerhaeuser Co. ......................          58,100           3,070,585
  Whirlpool Corp. .......................          18,000           1,183,680
  Willamette Industries, Inc. ...........          29,600           1,428,200
  Williams Companies, Inc. ..............         138,800           3,708,736
  Winn-Dixie Stores, Inc. ...............          37,900             519,609
  Worldcom, Inc. ........................         779,600          11,343,180*
  Worthington Industries, Inc. ..........          23,000             340,400
  Wrigley (Wm.) Jr. Co. .................          61,000           3,082,940#
  XCEL Energy, Inc. .....................          92,600           2,528,906
  Xerox Corp. ...........................         187,400           1,574,160#
  Xilinx, Inc. ..........................          89,800           3,242,229*
  XL Capital, Ltd. ......................          36,100           3,356,578#
  Yahoo!, Inc. ..........................         153,000           2,380,680*
  Zimmer Holdings, Inc. .................          52,450           1,692,037*
  Zions Bancorp .........................          24,900           1,202,048
                                                               --------------
TOTAL COMMON STOCKS
   (Cost $2,398,058,961) ................                      $2,798,961,450
                                                               --------------


                                              FACE AMOUNT
                                                 (000)              VALUE+
                                              -----------      --------------
TEMPORARY CASH INVESTMENTS -- (1.2%)
   Repurchase Agreement, PNC Capital
   Markets, Inc. 2.00%, 12/03/01
   (Collateralized by U.S. Treasury
   Notes 6.75%, 05/15/05, valued at
   $35,836,900) to be repurchased at
   $35,311,884.
   (Cost $35,306,000) ...................         $35,306      $   35,306,000
                                              -----------      --------------

TOTAL INVESTMENTS -- (100.0%)
   (Cost $2,433,364,961)++ ..............                      $2,834,267,450
                                                               ==============
--------------------
+  See Note B to Financial Statements.
*  Non-Income Producing Securities.
#  Total or Partial Securities on Loan.
++ The cost for federal income tax purposes is $2,461,636,976.

See accompanying notes to financial statements.


-----
 120
-----

  STATEMENT OF ASSETS AND LIABILITIES           THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
-------------------------------
  The U.S. Large Company Series
-------------------------------
                                                          (AMOUNTS IN THOUSANDS)

                                                              MARCH 31, 2002
                                                           ---------------------
                                                                (UNAUDITED)
ASSETS:
   Investments at Value ................................        $3,022,603
   Collateral for Securities Loaned ....................           215,269
   Cash ................................................               914
   Receivables:
     Dividends and Interest ............................             3,220
     Futures Margin Variation ..........................                61
     Prepaid Expenses and Other Assets .................                24
                                                                ----------
        Total Assets ...................................        $3,242,091
                                                                ----------

LIABILITIES:
   Payables:
     Collateral on Securities Loaned ...................           215,269
     Investment Securities Purchased ...................               104
   Accrued Expenses ....................................               218
                                                                ----------
        Total Liabilities ..............................           215,591
                                                                ----------

NET ASSETS .............................................        $3,026,500
                                                                ==========

   Investments at Cost .................................        $2,587,429
                                                                ==========


See accompanying notes to financial statements.


                                                                           -----
                                                                            121
                                                                           -----

  STATEMENT OF ASSETS AND LIABILITIES           THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
-------------------------------
  The U.S. Large Company Series
-------------------------------
                                                        (AMOUNTS IN THOUSANDS)

                                                          NOVEMBER 30, 2001
                                                        ----------------------
ASSETS:
   Investments at Value ............................         $2,834,267
   Collateral for Securities Loaned ................            105,565
   Cash ............................................              1,969
   Receivables:
     Dividends and Interest ........................              3,862
     Investment Securities Sold ....................                275
     Fund Shares Sold ..............................              1,322
   Prepaid Expenses and Other Assets ...............                  1
                                                             ----------
        Total Assets ...............................         $2,947,261
                                                             ----------

LIABILITIES:
   Payables:
     Collateral on Securities Loaned ...............            105,565
     Investment Securities Purchased ...............              3,079
     Fund Shares Redeemed ..........................              6,593
     Futures Margin Variation ......................                140
   Accrued Expenses and Other Liabilities ..........                234
                                                             ----------
        Total Liabilities ..........................            115,611
                                                             ----------

NET ASSETS .........................................         $2,831,650
                                                             ==========
   Investments at Cost .............................         $2,433,365
                                                             ==========


See accompanying notes to financial statements.


-----
 122
-----

  STATEMENT OF OPERATIONS                       THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
-------------------------------
  The U.S. Large Company Series
-------------------------------

                                                                     (AMOUNTS IN THOUSANDS)

                                                                             YEAR
                                                                             ENDED
                                                                           NOV. 30,
                                                                             2001
                                                                         -----------
INVESTMENT INCOME
   Dividends ....................................................          $  37,692
   Interest .....................................................              1,226
   Income from Securities Lending ...............................                120
                                                                           ---------
     Total Investment Income ....................................             39,038
                                                                           ---------
EXPENSES
   Investment Advisory Services .................................                745
   Accounting & Transfer Agent Fees .............................                447
   Custodian Fees ...............................................                107
   Legal Fees ...................................................                 24
   Audit Fees ...................................................                 41
   Shareholders' Reports ........................................                 15
   Trustees' Fees and Expenses ..................................                 34
   Other ........................................................                124
                                                                           ---------
     Total Expenses .............................................              1,537
                                                                           ---------
     NET INVESTMENT INCOME ......................................             37,501
                                                                           ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
   Net Realized Loss on Investment Securities Sold ..............            (81,255)
   Net Realized Loss on Futures .................................            (14,349)
   Change in Unrealized Appreciation (Depreciation) of:
     Investment Securities ......................................           (344,426)
     Futures ....................................................                915
                                                                           ---------
   NET LOSS ON INVESTMENT SECURITIES ............................           (439,115)
                                                                           ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............          $(401,614)
                                                                           =========


See accompanying notes to financial statements.


                                                                           -----
                                                                            123
                                                                           -----

  STATEMENTS OF CHANGES IN NET ASSETS           THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
-------------------------------
  The U.S. Large Company Series
-------------------------------

                                                                      (AMOUNTS IN THOUSANDS)

                                                                     YEAR              YEAR
                                                                     ENDED             ENDED
                                                                   NOV. 30,           NOV. 30,
                                                                     2001               2000
                                                                   ---------          ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income ......................................    $  37,501          $  35,967
   Net Realized Loss on Investment Securities Sold ............      (81,255)           (23,065)
   Net Realized Loss on Futures ...............................      (14,349)            (1,770)
   Change in Unrealized Appreciation (Depreciation) of:
     Investment Securities ....................................     (344,426)          (166,154)
     Futures ..................................................          915               (881)
                                                                   ---------          ---------
     Net Decrease in Net Assets Resulting from Operations .....     (401,614)          (155,903)
                                                                   ---------          ---------
Transactions in Interest:
   Contributions ..............................................      552,671            798,812
   Withdrawals ................................................     (458,219)          (279,159)
                                                                   ---------          ---------
     Net Increase from Transactions in Interest ...............       94,452            519,653
                                                                   ---------          ---------
     Total Increase (Decrease) ................................     (307,162)           363,750
                                                                   ---------          ---------
NET ASSETS
   Beginning of Period ........................................    3,138,812          2,775,062
                                                                   ---------          ---------
   End of Period ..............................................   $2,831,650         $3,138,812
                                                                  ==========         ==========


See accompanying notes to financial statements.


-----
 124
-----

  (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  FINANCIAL HIGHLIGHTS                          THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
-------------------------------
  The U.S. Large Company Series
-------------------------------

                                                                                     (AMOUNTS IN THOUSANDS)

                                                               YEAR            YEAR            YEAR           YEAR          YEAR
                                                               ENDED           ENDED           ENDED          ENDED         ENDED
                                                             NOV. 30,        NOV. 30,        NOV. 30,       NOV. 30,      NOV. 30,
                                                               2001            2000            1999           1998          1997
                                                            ----------       ----------     ----------     ----------      --------
Net Asset Value, Beginning of
   Period .............................................            N/A              N/A            N/A            N/A           N/A
                                                            ----------       ----------     ----------     ----------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss). ......................             --               --             --             --            --
   Net Gains (Losses) on Securities
     (Realized and Unrealized) ........................             --               --             --             --            --
                                                            ----------       ----------     ----------     ----------      --------
   Total from Investment Operations ...................             --               --             --             --            --
                                                            ----------       ----------     ----------     ----------      --------
LESS DISTRIBUTIONS
   Net Investment Income ..............................             --               --             --             --            --
   Net Realized Gains .................................             --               --             --             --            --
                                                            ----------       ----------     ----------     ----------      --------
        Total Distributions ...........................             --               --             --             --            --
                                                            ----------       ----------     ----------     ----------      --------
Net Asset Value, End of Period ........................            N/A              N/A            N/A            N/A           N/A
                                                            ==========       ==========     ==========     ==========      ========
Total Return ..........................................            N/A              N/A            N/A            N/A           N/A
                                                            ==========       ==========     ==========     ==========      ========
Net Assets, End of Period (thousands) .................     $2,831,650       $3,138,812     $2,775,062     $1,557,174      $822,493
Ratio of Expenses to Average Net Assets ...............           0.05%            0.06%          0.06%          0.06%         0.07%
Ratio of Net Investment Income to Average
   Net Assets .........................................           1.26%            1.12%          1.27%          1.47%         1.75%
Portfolio Turnover Rate ...............................              8%               8%             4%             9%            4%

----------------

N/A Not applicable as The U.S. Large Company Series is organized as a partnership.
Note: Portfolio Turnover Rate for the four months ended March 31, 2002 is 5%
      (Unaudited).


See accompanying notes to financial statements.


                                                                           -----
                                                                            125
                                                                           -----

  NOTES TO FINANCIAL STATEMENTS                 THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

A.   ORGANIZATION:

     The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. At November 30, 2001, the Trust consisted of twenty-five investment portfolios, of which The U.S. Large Company Series (the "Series") is presented in this report.

B.   SIGNIFICANT ACCOUNTING POLICIES:

     The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     1. SECURITY VALUATION: Securities held by the Series which are listed on a securities exchange and for which market quotations are readily available are valued at the last quoted sale price of the day, or if there is no such reported sale, at the mean between the most recent bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Trustees.

     2. FEDERAL INCOME TAXES: The Series is treated as a partnership for federal income tax purposes. Any interest, dividends and gains or losses will be deemed to have been "passed through" to its feeders.

     3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities. Expenses directly attributable to the Series are directly charged. Common expenses are allocated using methods approved by the Board of Trustees.

C.   INVESTMENT ADVISOR:

     Dimensional Fund Advisors Inc. ("DFA" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2001, the Series' advisory fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.025 of 1% of the average daily net assets.

     Certain   officers  of  the  Series  are  also   officers,   directors  and
shareholders of the Advisor.

D.   PURCHASES AND SALES OF SECURITIES:

     For the year ended November 30, 2001, the Series made the following purchases and sales of investment securities other than U.S. Government Securities (amounts in thousands):

     Purchases .............................................    $357,208
     Sales .................................................     244,724

E.   INVESTMENT TRANSACTIONS:

     At November 30, 2001, gross unrealized appreciation and depreciation for federal income tax purposes of futures and investment securities was as follows (amounts in thousands):

     Gross Unrealized Appreciation .........................   $ 702,656
     Gross Unrealized Depreciation .........................    (330,026)
                                                               ---------
     Net ...................................................   $ 372,630
                                                               =========
F.   FINANCIAL INSTRUMENTS:

     In accordance with the Series' Investment Objectives and Policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the Financial Statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described as follows:

-----
 126
-----

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)     THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

     1. REPURCHASE AGREEMENTS: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2001.

     2. FUTURES CONTRACTS: During the year ended November 30, 2001, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     At November 30, 2001, the Series had outstanding 130 long futures contracts on the S&P 500 Index, all of which expire on December 21, 2001. The value of such contracts on November 30, 2001 was $37,050,000, which resulted in an unrealized gain of $33,618.

     Risks arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G.   LINE OF CREDIT:

     The Trust, together with other DFA-advised portfolios, has entered into a $50 million unsecured line of credit with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $50 million, as long as total borrowings under the line of credit do not exceed $50 million in the aggregate. Borrowings under the line are charged interest at the current overnight federal funds rate plus a variable rate determined at the date of borrowing. Each portfolio is individually, and not jointly liable for its particular advances under the line. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires in June 2002. For the year ended November 30, 2001, borrowings under the line were as follows:


                                                                                                          MAXIMUM
                                                                                                          AMOUNT
                                                   WEIGHTED      WEIGHTED      NUMBER OF    INTEREST     BORROWED
                                                    AVERAGE       AVERAGE        DAYS        EXPENSE      DURING
                                                 INTEREST RATE LOAN BALANCE   OUTSTANDING   INCURRED    THE PERIOD
                                                 ------------- ------------   -----------   --------    -----------
     Year Ended November 30, 2001 ...........         3.97%     $8,513,500        14         $12,851    $27,081,000

     The Series had no outstanding borrowings under the line of credit at November 30, 2001.

     The Trust, together with other DFA-advised portfolios, has also entered into an additional $25 million unsecured line of credit with its international custodian bank. Each portfolio is permitted to borrow, subject to investment limitations, up to a maximum of $25 million, as long as total borrowings under the line of credit do not exceed $25 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused line of credit. The agreement for the line of credit expires in April 2002. There were no borrowings under the line of credit with the international custodian bank for the year ended November 30, 2001.

H.   SECURITIES LENDING:

     Loans of domestic securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, replace the loaned securities. Such cash collateral for November 30, 2001 was reinvested into overnight repurchase agreements with JP MorganChase and UBS Warburg which was in turn collateralized by U.S. Government Treasury Securities. At November 30, 2001, the market value of securities on loan to brokers was $100,417,592, the related value of collateral and indemnification was $105,564,675 and the value of collateral on overnight repurchase agreements was $107,734,138.



                                                                           -----
                                                                            127
                                                                           -----

  Report of Independent Certified Public Accountants
                                                THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF THE SERIES AND BOARD OF TRUSTEES OF
THE DFA INVESTMENT TRUST COMPANY:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Company Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
January 16, 2002



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 128
-----
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

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

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

                                BLACKROCK FUNDS
--------------------------------------------------------------------------------

Investment Adviser -- Large Cap Value Equity Portfolio, Large Cap Growth Equity Portfolio, Mid-Cap Value Equity Portfolio, Mid-Cap Growth Equity Portfolio, Small Cap Value Equity Portfolio, Small Cap Growth Equity Portfolio, Micro-Cap Equity Portfolio, Global Science & Technology Portfolio, International Equity Portfolio, International Small Cap Equity Portfolio, International Emerging Markets Portfolio, Select Equity Portfolio and Balanced Portfolio.
   BlackRock Advisors, Inc.
   Wilmington, Delaware 19809

Investment Adviser -- European Equity Portfolio and Asia Pacific Equity
Portfolio.
   BlackRock International, Limited
   Edinburgh, Scotland EH3 8JB

Sub-Adviser -- International Equity Portfolio, International Small Cap Equity Portfolio and International Emerging Markets Portfolio
   BlackRock International, Limited
   Edinburgh, Scotland EH3 8JB


Custodian
   PFPC Trust Co.
   Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
   PFPC Inc.
   Wilmington, Delaware 19809

Distributor
   BlackRock Distributors, Inc.
   King of Prussia, Pennsylvania 19406

Co-Administrator
   BlackRock Advisors, Inc.
   Wilmington, Delaware 19809

Counsel
   Simpson, Thacher & Bartlett
   New York, New York 10017
   (A partnership which includes professional corporations)

Independent Accountants
   PricewaterhouseCoopers LLP
   Philadelphia, Pennsylvania 19103

To reduce expenses, the Fund will mail only one copy of annual and semi-annual reports and most prospectuses to your household, even if more than one person in the household has a Fund account. Please call (800) 441-7762 if you would like to receive additional reports or prospectuses.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                  FUND SPECTRUM

BLACKROCK FUNDS IS A LEADING MUTUAL FUND COMPANY CURRENTLY MANAGING IN EXCESS OF $22 BILLION IN 43 PORTFOLIOS DESIGNED TO FIT A BROAD RANGE OF INVESTMENT GOALS. EACH PORTFOLIO IS MANAGED BY RECOGNIZED EXPERTS IN EQUITY, FIXED INCOME, INTERNATIONAL, AND TAX-FREE INVESTING.

STOCK PORTFOLIOS
----------------

   Large Cap Value Equity               European Equity
   Large Cap Growth Equity              International Equity
   Mid-Cap Value Equity                 International Small Cap Equity
   Mid-Cap Growth Equity                Asia Pacific Equity
   Small Cap Value Equity               International Emerging Markets
   Small Cap Growth Equity              Select Equity
   Micro-Cap Equity                     Core Equity
   Global Science & Technology          Index Equity
   Global Communications



STOCK & BOND PORTFOLIOS
-----------------------

   Balanced

BOND PORTFOLIOS
---------------

   Low Duration Bond                    Managed Income
   Intermediate Government Bond         Core Bond Total Return
   Intermediate Bond                    Core PLUS Total Return
   Government Income                    International Bond
   GNMA                                 High Yield Bond



TAX-FREE BOND PORTFOLIOS
------------------------
   Tax-Free Income                      Ohio Tax-Free Income
   Pennsylvania Tax-Free Income         Delaware Tax-Free Income
   New Jersey Tax-Free Income           Kentucky Tax-Free Income



MONEY MARKET PORTFOLIOS
-----------------------

   Money Market                         North Carolina Municipal Money Market
   U.S. Treasury Money Market           Ohio Municipal Money Market
   Municipal Money Market               Pennsylvania Municipal Money Market
   New Jersey Municipal Money Market    Virginia Municipal Money Market



                             SHAREHOLDER PRIVILEGES

24 HOUR ACCOUNT INFORMATION
Call us at 1-800-441-7762, 24 hours a day, 7 days a week to get information about your account balances, recent transactions and share prices. Note:
Institutional and Service Share Class investors should call 1-800-441-7764. You can also reach us on the Internet through the World Wide Web by accessing http://www.blackrock.com.

EXCHANGE PRIVILEGES
Should your investment goals change, shareholders in our Investor Class shares may exchange all or part of their investments into the same share class of any other portfolio of BlackRock Funds. (1)

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $100 or more from their BlackRock portfolios, as long as their account is at least $1,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Educational and Simple IRA's.

GENERAL INFORMATION ABOUT THE BLACKROCK FUNDS
If you would like additional reports or have questions regarding any of the 43 BlackRock Funds, please call 1-800-FUTURE4 (1-800-388-8734).

(1) BLACKROCK FUNDS RESERVES THE RIGHT TO MODIFY OR TERMINATE THE EXCHANGE PRIVILEGES AT ANY TIME.

[LOGO OMITTED.]
BLACKROCK
---------
    FUNDS




Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.


EQ-SEMI